                                                VANGUARD(R)
                                                U.S. STOCK INDEX FUNDS

                                                LARGE-CAPITALIZATION PORTFOLIOS

                                                June 30, 2000


VANGUARD 500 INDEX FUND

VANGUARD GROWTH
  INDEX FUND

VANGUARD VALUE INDEX FUND

VANGUARD TOTAL STOCK MARKET
  INDEX FUND

semiannual

[PHOTO]


[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. the strength and duration of the bull market in u.s. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.


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     CONTENTS

    REPORT FROM THE CHAIRMAN.........     1

    THE MARKETS IN PERSPECTIVE.......     5

    PERFORMANCE SUMMARIES............     7

    FUND PROFILES....................    11

    FINANCIAL STATEMENTS.............    16

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  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                    Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN
                                                        [JOHN J. BRENNAN PHOTO]

The U.S. stock market endured a choppy six months during the first half of 2000, as many investors struggled to sort out the implications of rising interest rates, strong economic growth, and the sky-high valuations of some technology companies.

     In this challenging environment, three of our four large-capitalization stock index funds registered negative total returns for the six months ended June 30. And while the return of each exactly matched the return of its unmanaged benchmark index, our results fell short of those of our average peer mutual funds.

     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) achieved by our large-cap index funds, compared with the returns of their respective indexes. The performance of the Institutional Shares of our Growth, Value, and Total Stock Market Index Funds, which are available for minimum investments of $10 million, is presented at the bottom of the table.

     Per-share figures for each fund, including net asset values, income dividends, and capital gains distributions, are presented in the table that follows this letter.



------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2000
------------------------------------------------------------------
500 INDEX FUND                                          -0.4%
S&P 500 Index                                           -0.4
------------------------------------------------------------------
GROWTH INDEX FUND                                        2.6%
S&P 500/BARRA Growth Index                               2.6
------------------------------------------------------------------
VALUE INDEX FUND                                        -4.1%
S&P 500/BARRA Value Index                               -4.1
------------------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND                           -0.7%
Wilshire 5000 Index                                     -0.7
------------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------------
Growth Index Fund                                        2.6%
Value Index Fund                                        -4.1
Total Stock Market Index Fund                           -0.6
------------------------------------------------------------------



THE PERIOD IN REVIEW

The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

     Economic growth is generally good for corporate earnings and, thus, for stock prices. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.

     The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap Standard & Poor's 500 Index, which posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.

     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.

PERFORMANCE OVERVIEW

As you should expect, our 500, Growth, Value, and Total Stock Market Index Funds earned returns that were in line with the markets in which they invest. However, as you can see in the table below, our large-cap index funds did not keep pace with their average peers.


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                                                         TOTAL RETURNS
                                                SIX MONTHS ENDED JUNE 30, 2000
                                              ----------------------------------
                                                           AVERAGE
                                              VANGUARD   COMPARABLE
U.S. STOCK INDEX FUND                          FUND        FUND*      DIFFERENCE
--------------------------------------------------------------------------------
500                                            -0.4%        1.3%       -1.7%
Growth                                          2.6         3.0        -0.4
Value                                          -4.1        -1.7        -2.4
Total Stock Market                             -0.7         2.5        -3.2
--------------------------------------------------------------------------------


*Figures for the average comparable funds are derived from data provided by Lipper Inc. The fund groups are: for the 500 Index Fund, large-cap core funds; for the Growth Index Fund, large-cap growth funds; for the Value Index Fund, large-cap value funds; for the Total Stock Market Index Fund, multi-cap core funds.


     Our flagship VANGUARD 500 INDEX FUND registered a return of -0.4% during the half-year, an exact match with its target index but short of the average return of 1.3% earned by large-cap core mutual funds. Our shortfall versus our average peer owed largely to the generally lackluster performance of several of the large companies that dominate the index but whose returns were generally outpaced by companies that are further down the capitalization ladder. The index's relatively heavy weighting in larger companies can work in our fund's favor in relation to our actively managed competitors when the largest companies are powering the S&P 500's performance--as they did for the past several years. However, it can also work to our detriment when smaller-cap stocks lead the market, as they did in the past six months.

     Over the past several years, technology companies have played an increasingly large role in the S&P 500 Index, and their performance has set the pace for the index. During the half-year, much of the volatility in the S&P 500 Index was attributed to tech shares, which constituted an average of nearly 28% of the index in the period. The technology sector posted a return of 4.6% for the six months, while the overall index returned -0.4%. Two of the other largest sectors within the S&P 500, registered negative returns: financial services shares declined -0.1% and consumer discretionary companies--a category composed mainly of retailers--returned -15.9%. Among the bright spots were health care stocks, which gained 23.4%, and "other energy" companies, which benefited from higher oil prices and rose 34.4% as a group.

     We again point out that the S&P 500 Index is a good measure of large-cap stocks but does not represent the entire U.S. stock market. In fact, the S&P 500 excludes about 6,400 stocks that total about 21% of the value of the U.S. equity market. To gain exposure to mid- and small-cap stocks that the S&P 500 excludes, an investor must look to an index that captures the entire market or to those that specifically target smaller companies.

     VANGUARD TOTAL STOCK MARKET INDEX FUND, which tracks the performance of the Wilshire 5000 Index, the broadest measure of U.S. stocks, returned -0.7% for the half-year, in line with its target index but behind the 2.5% return of the average multi-cap core mutual fund.

     As noted earlier, large-cap value-oriented shares--those with below-average prices in relation to such measures as earnings and book value--enjoyed a terrific stretch during the middle portion of the half-year. However, the strong start and solid finish of large-cap growth stocks created a sizable gap between the six-month returns of growth and value stocks. VANGUARD GROWTH INDEX FUND returned 2.6% for the half-year while VANGUARD VALUE INDEX FUND returned -4.1%. In both cases, these returns matched those of their target indexes--the S&P 500/BARRA Growth Index and the S&P 500/BARRA Value Index--but trailed those of their average mutual fund peers, which generally hold securities with capitalizations that are smaller than those held by our funds.

     It's worth noting that matching the return of an unmanaged index is no small feat. All mutual funds incur operating expenses and administrative costs that indexes, which are theoretical constructs, do not bear. Our low expense ratio--just 0.18% of average net assets for the 500 Index Fund, or $1.80 for every $1,000 invested--helps keep our returns closely in line with those of our target indexes. And Vanguard Quantitative Equity Group, which provides investment management for all of Vanguard's index funds, has offset the effects of our costs through skillful portfolio management. (By way of comparison, the average large-cap core mutual fund levies an expense ratio of 1.31%, or $13.10 per $1,000 invested.) When reviewing our performance, keep in mind that our low costs provide our funds, and thus, our shareholders, with a powerful advantage over long periods, but they do not guarantee superior performance during all periods.

IN SUMMARY

During the first half of 2000, we witnessed very sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.


/s/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

July 18, 2000

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IN MEMORY
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It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.


FUND STATISTICS
----------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED JUNE 30, 2000
                                                                          ------------------------------------
                                          NET ASSET VALUE PER SHARE       DISTRIBUTIONS FROM     DIVIDENDS PER
                                      ------------------------------         NET REALIZED       SHARE FROM NET
U.S. STOCK INDEX FUND                  DEC. 31, 1999   JUNE 30, 2000        CAPITAL GAINS      INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------

500                                       $135.33          $134.16             --                    $0.610
Growth                                      39.43            40.37             --                     0.070
Value                                       22.89            21.39           $0.410                   0.170
Total Stock Market                          33.22            32.78            0.060                   0.150
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------
Growth                                     $39.44           $40.37             --                    $0.089
Value                                       22.89            21.39           $0.410                   0.180
Total Stock Market                          33.22            32.79            0.060                   0.165
----------------------------------------------------------------------------------------------------------------


THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000


     The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter- percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.


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                                              TOTAL RETURNS
                                        PERIODS ENDED JUNE 30, 2000
                                     --------------------------------
                                       6 MONTHS   1 YEAR    5 YEARS*
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STOCKS

  S&P 500 Index                          -0.4%     7.2%     23.8%
  Russell 2000 Index                      3.0     14.3      14.3
  Wilshire 5000 Index                    -0.7     10.0      22.6
  MSCI EAFE Index                        -4.0     17.4      11.6
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BONDS

  Lehman Aggregate Bond Index             4.0%     4.6%      6.3%
  Lehman 10 Year Municipal Bond Index     4.0      4.5       6.0
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index             2.8      5.3       5.2
---------------------------------------------------------------------
OTHER

  Consumer Price Index                    2.4%     3.7%      2.5%
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*Annualized.


U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack- luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


500 INDEX FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-JUNE 30, 2000
----------------------------------------------------------
                       500 INDEX FUND            S&P 500
FISCAL       CAPITAL       INCOME      TOTAL      TOTAL
YEAR         RETURN        RETURN     RETURN      RETURN
----------------------------------------------------------

1980          25.5%         6.4%      31.9%       32.4%
1981          -9.8          4.6       -5.2        -4.9
1982          14.8          6.2       21.0        21.5
1983          16.2          5.1       21.3        22.5
1984           1.5          4.7        6.2         6.3
1985          26.1          5.1       31.2        31.8
1986          14.0          4.1       18.1        18.7
1987           2.3          2.4        4.7         5.3
1988          11.6          4.6       16.2        16.6
1989          26.7          4.7       31.4        31.7
1990          -6.8          3.5       -3.3        -3.1
1991          26.3          3.9       30.2        30.5
1992           4.4          3.0        7.4         7.6
1993           7.1          2.8        9.9        10.1
1994          -1.5          2.7        1.2         1.3
1995          34.4          3.0       37.4        37.6
1996          20.5          2.4       22.9        23.0
1997          31.1          2.1       33.2        33.4
1998          27.0          1.6       28.6        28.6
1999          19.7          1.4       21.1        21.0
2000*         -0.9          0.5       -0.4        -0.4
----------------------------------------------------------


*Six months ended June 30, 2000.

See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------------
500 Index Fund*                    8/31/1976  7.32%    23.76%     15.07%   2.61%    17.68%
-------------------------------------------------------------------------------------------


*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


GROWTH INDEX FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-JUNE 30, 2000
--------------------------------------------------------
                   GROWTH INDEX FUND              S&P*
FISCAL     CAPITAL      INCOME      TOTAL        TOTAL
YEAR       RETURN       RETURN     RETURN       RETURN
--------------------------------------------------------
1992         2.6%        0.6%       3.2%         3.5%
1993        -0.6         2.1        1.5          1.7
1994         0.8         2.1        2.9          3.1
1995        35.9         2.2       38.1         38.1
1996        22.0         1.7       23.7         24.0
1997        34.8         1.5       36.3         36.5
1998        41.1         1.1       42.2         42.2
1999        27.9         0.9       28.8         28.2
2000**       2.4         0.2        2.6          2.6
--------------------------------------------------------


*  S&P 500/BARRA Growth Index.

** Six months ended June 30, 2000.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.




GROWTH INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: MAY 14, 1998-JUNE 30, 2000

-----------------------------------------------------
                    GROWTH INDEX FUND
                   INSTITUTIONAL SHARES        S&P*
FISCAL           CAPITAL  INCOME    TOTAL     TOTAL
YEAR             RETURN   RETURN   RETURN    RETURN
-----------------------------------------------------
1998              20.0%     0.8%    20.8%     20.6%
1999              28.0      0.9     28.9      28.2
2000**             2.4      0.2      2.6       2.6
-----------------------------------------------------

*  S&P 500/BARRA Growth Index.

** Six months ended June 30, 2000.

See Financial Highlights table on page 27 for dividend and capital gains information since inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                                 INCEPTION                     ------------------------
                                                   DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL

-------------------------------------------------------------------------------------------------------
Growth Index Fund*                              11/2/1992  18.89%   29.29%     20.79%    1.66%  22.45%
Growth Index Fund Institutional Shares          5/14/1998  18.97      --       23.65     0.94   24.59
-------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



VALUE INDEX FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-JUNE 30, 2000
---------------------------------------------------------
                    VALUE INDEX FUND                S&P*
FISCAL      CAPITAL     INCOME        TOTAL        TOTAL
YEAR        RETURN      RETURN       RETURN       RETURN
---------------------------------------------------------
1992          3.0%       0.7%         3.7%         3.8%
1993         14.6        3.7         18.3         18.6
1994         -4.0        3.3         -0.7         -0.6
1995         33.0        3.9         36.9         37.0
1996         19.1        2.8         21.9         22.0
1997         27.4        2.4         29.8         30.0
1998         12.8        1.8         14.6         14.7
1999         10.8        1.8         12.6         12.7
2000**       -4.9        0.8         -4.1         -4.1
---------------------------------------------------------


*  S&P 500/BARRA Value Index.

** Six months ended June 30, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.


VALUE INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: JULY 2, 1998-JUNE 30, 2000
-----------------------------------------------------
                   VALUE INDEX FUND
                 INSTITUTIONAL SHARES           S&P*
FISCAL      CAPITAL    INCOME      TOTAL       TOTAL
YEAR        RETURN     RETURN     RETURN      RETURN
-----------------------------------------------------
1998         -0.4%      1.1%       0.7%        0.6%
1999         10.8       1.9       12.7        12.7
2000**       -4.9       0.8       -4.1        -4.1
-----------------------------------------------------


*  S&P 500/BARRA Value Index.

** Six months ended June 30, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information since inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
----------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                INCEPTION                       --------------------------
                                                   DATE     1 YEAR    5 YEARS     CAPITAL  INCOME   TOTAL
----------------------------------------------------------------------------------------------------------
Value Index Fund*                              11/2/1992      -5.19%   17.60%     13.95%    2.75%  16.70%
Value Index Fund Institutional Shares           7/2/1998      -5.10      --        2.50     1.83    4.33
----------------------------------------------------------------------------------------------------------


*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL STOCK MARKET INDEX FUND
TOTAL INVESTMENT RETURNS:
APRIL 27, 1992-JUNE 30, 2000
---------------------------------------------------------
           TOTAL STOCK MARKET INDEX FUND       WILSHIRE
                                                 5000
FISCAL      CAPITAL     INCOME     TOTAL         TOTAL
YEAR        RETURN      RETURN    RETURN        RETURN
---------------------------------------------------------
1992          8.1%       2.3%     10.4%         10.7%
1993          8.1        2.5      10.6          11.2
1994         -2.5        2.3      -0.2          -0.1
1995         33.1        2.7      35.8          36.4
1996         18.9        2.1      21.0          21.3
1997         29.0        2.0      31.0          31.3
1998         21.7        1.6      23.3          23.4
1999         22.4        1.4      23.8          23.8
2000*        -1.2        0.5      -0.7          -0.7
---------------------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.



TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 2000
------------------------------------------------------------
            TOTAL STOCK MARKET INDEX FUND         WILSHIRE
               INSTITUTIONAL SHARES                5000
FISCAL       CAPITAL  INCOME    TOTAL              TOTAL
YEAR         RETURN   RETURN   RETURN              RETURN
------------------------------------------------------------
1997           7.6%    1.0%     8.6%                8.8%
1998          21.7     1.7     23.4                23.4
1999          22.4     1.5     23.9                23.8
2000*         -1.1     0.5     -0.6                -0.7
------------------------------------------------------------


*Six months ended June 30, 2000.

See Financial Highlights table on page 29 for dividend and capital gains information since inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                   INCEPTION                     ----------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
---------------------------------------------------------------------------------------------
Total Stock Market Index Fund*     4/27/1992   9.87%   22.28%     16.26%    2.13%  18.39%
Total Stock Market Index Fund
  Institutional Shares              7/7/1997   9.97      --       16.69     1.59   18.28
---------------------------------------------------------------------------------------------


*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
500 INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 12.


PORTFOLIO CHARACTERISTICS
-------------------------------------------
                     500 INDEX      S&P 500
-------------------------------------------
Number of Stocks            516         500
Median Market Cap        $94.9B      $94.9B
Price/Earnings Ratio      28.7x       28.7x
Price/Book Ratio           5.2x        5.2x
Yield                      1.0%        1.1%
Return on Equity          24.5%       24.5%
Earnings Growth Rate      17.3%       17.3%
Foreign Holdings           1.2%        1.2%
Turnover Rate               9%*          --
Expense Ratio            0.18%*          --
Cash Investments           0.0%          --


*Annualized.

INVESTMENT FOCUS
-------------------------------------------
STYLE                  Blend
MARKET CAP             Large


VOLATILITY MEASURES
-------------------------------------------

                      500 INDEX     S&P 500
-------------------------------------------
R-Squared                  1.00        1.00
Beta                       1.00        1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------
General Electric Co.                   4.2%
Intel Corp.                            3.6
Cisco Systems, Inc.                    3.5
Microsoft Corp.                        3.3
Pfizer, Inc.                           2.4
Exxon Mobil Corp.                      2.2
Wal-Mart Stores, Inc.                  2.0
Oracle Corp.                           1.9
Citigroup, Inc.                        1.6
Nortel Networks Corp.                  1.6
-------------------------------------------
Top Ten                               26.3%




SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------
                                              JUNE 30, 1999           JUNE 30, 2000
                                            -------------------------------------------
                                               500 INDEX        500 INDEX      S&P 500
---------------------------------------------------------------------------------------
Auto & Transportation......................       2.5%              1.6%        1.6%
Consumer Discretionary.....................      12.8              11.8        11.8
Consumer Staples...........................       7.8               5.7         5.7
Financial Services.........................      16.5              13.4        13.4
Health Care................................      11.1              11.7        11.7
Integrated Oils............................       5.4               4.5         4.5
Other Energy...............................       1.1               1.8         1.8
Materials & Processing.....................       3.7               2.2         2.2
Producer Durables..........................       4.1               2.9         2.9
Technology.................................      18.4              29.9        29.9
Utilities..................................      11.3               8.6         8.6
Other......................................       5.3               5.9         5.9
---------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
GROWTH INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.


PORTFOLIO CHARACTERISTICS
-------------------------------------------------------
                             GROWTH INDEX      S&P 500
-------------------------------------------------------
Number of Stocks                 120               500
Median Market Cap            $167.1B            $94.9B
Price/Earnings Ratio           53.9x             28.7x
Price/Book Ratio               14.6x              5.2x
Yield                           0.4%              1.1%
Yield--Institutional Shares     0.5%              1.1%
Return on Equity               30.0%             24.5%
Earnings Growth Rate           23.7%             17.3%
Foreign Holdings                0.0%              1.2%
Turnover Rate                   27%*                --
Expense Ratio                 0.22%*                --
Expense Ratio--
  Institutional Shares        0.12%*                --
Cash Investments                0.1%                --


*Annualized.

INVESTMENT FOCUS
-------------------------------------------------------
STYLE                     Growth
MARKET CAP                Large

VOLATILITY MEASURES
-------------------------------------------------------
                          GROWTH INDEX      S&P 500
-------------------------------------------------------
R-Squared                         0.90        1.00
Beta                              1.03        1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
General Electric Co.                   7.6%
Intel Corp.                            6.5
Cisco Systems, Inc.                    6.4
Microsoft Corp.                        6.1
Pfizer, Inc.                           4.4
Wal-Mart Stores, Inc.                  3.7
Oracle Corp.                           3.4
Nortel Networks Corp.                  2.9
International Business Machines Corp.  2.8
Lucent Technologies, Inc.              2.8
-------------------------------------------------------
Top Ten                               46.6%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                             JUNE 30, 1999           JUNE 30, 2000
                                            ---------------------------------------------
                                             GROWTH INDEX       GROWTH INDEX    S&P 500
-----------------------------------------------------------------------------------------
Auto & Transportation..................           0.2%              0.2%         1.6%
Consumer Discretionary.................          14.1              13.5         11.8
Consumer Staples.......................          11.5               6.3          5.7
Financial Services.....................           2.1               1.9         13.4
Health Care............................          18.8              18.2         11.7
Integrated Oils........................           0.0               0.0          4.5
Other Energy...........................           0.0               0.0          1.8
Materials & Processing.................           1.1               0.2          2.2
Producer Durables......................           2.5               2.0          2.9
Technology.............................          29.8              47.5         29.9
Utilities..............................          12.2               2.4          8.6
Other..................................           7.7               7.8          5.9
------------------------------------------------------------------------------------------


FUND PROFILE
VALUE INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.


PORTFOLIO CHARACTERISTICS
-------------------------------------------------------
                         VALUE INDEX          S&P 500
-------------------------------------------------------
Number of Stocks                 401              500
Median Market Cap             $36.7B           $94.9B
Price/Earnings Ratio           18.3x            28.7x
Price/Book Ratio                2.9x             5.2x
Yield                           1.7%             1.1%
Yield--Institutional Shares     1.8%             1.1%
Return on Equity               18.4%            24.5%
Earnings Growth Rate            9.9%            17.3%
Foreign Holdings                2.8%             1.2%
Turnover Rate                   32%*               --
Expense Ratio                 0.22%*               --
Expense Ratio--
  Institutional Shares        0.12%*               --
Cash Investments                0.0%               --

*Annualized.

INVESTMENT FOCUS
-------------------------------------------------------
STYLE                          Value
MARKET CAP                     Large

VOLATILITY MEASURES
                    VALUE INDEX     S&P 500
-------------------------------------------------------
R-Squared                  0.86        1.00
Beta                       0.97        1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Exxon Mobil Corp.                      4.8%
Citigroup, Inc.                        3.6
American International Group, Inc.     3.2
SBC Communications Inc.                2.6
Royal Dutch Petroleum Co. ADR          2.3
WorldCom, Inc.                         2.3
Hewlett-Packard Co.                    2.2
AT&T Corp.                             1.8
Morgan Stanley Dean Witter & Co.       1.7
Tyco International Ltd.                1.4
-------------------------------------------------------
Top Ten                               25.9%





SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                             JUNE 30, 1999           JUNE 30, 2000
                                           ----------------------------------------------
                                              VALUE INDEX       VALUE INDEX     S&P 500
-----------------------------------------------------------------------------------------
Auto & Transportation..................           4.9%              3.3%         1.6%
Consumer Discretionary.................          11.2               9.2         11.8
Consumer Staples.......................           3.7               5.2          5.7
Financial Services.....................          31.9              27.1         13.4
Health Care............................           2.6               3.7         11.7
Integrated Oils........................          11.3              10.0          4.5
Other Energy...........................           2.4               4.0          1.8
Materials & Processing.................           6.5               4.6          2.2
Producer Durables......................           5.9               3.9          2.9
Technology.............................           6.2               8.2         29.9
Utilities..............................          10.5              16.9          8.6
Other..................................           2.9               3.9          5.9
-----------------------------------------------------------------------------------------


FUND PROFILE
TOTAL STOCK MARKET INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 12.


PORTFOLIO CHARACTERISTICS
------------------------------------------------
                         TOTAL STOCK    WILSHIRE
                        MARKET INDEX        5000
------------------------------------------------
Number of Stocks               3,440       6,875
Median Market Cap             $45.7B      $45.7B
Price/Earnings Ratio           32.0x       32.0x
Price/Book Ratio                4.7x        4.7x
Yield                           1.0%        1.1%
Yield--Institutional Shares     1.1%        1.1%
Return on Equity               23.2%       23.2%
Earnings Growth Rate           17.3%       17.3%
Foreign Holdings                0.0%        0.0%
Turnover Rate                    8%*          --
Expense Ratio                 0.20%*          --
Expense Ratio--
  Institutional Shares        0.10%*          --
Cash Investments                0.0%          --

*Annualized.

INVESTMENT FOCUS
-------------------------------------------------
STYLE                          Blend
MARKET CAP                     Large

VOLATILITY MEASURES
-------------------------------------------------
                    TOTAL STOCK
                   MARKET INDEX     S&P 500
-------------------------------------------------
R-Squared                  0.93        1.00
Beta                       0.99        1.00




TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------
General Electric Co.                   3.2%
Intel Corp.                            2.7
Cisco Systems, Inc.                    2.7
Microsoft Corp.                        2.6
Pfizer, Inc.                           1.9
Exxon Mobil Corp.                      1.7
Wal-Mart Stores, Inc.                  1.6
Oracle Corp.                           1.5
Citigroup, Inc.                        1.2
International Business Machines Corp.  1.2
------------------------------------------------
Top Ten                               20.3%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------
                                             JUNE 30, 1999           JUNE 30, 2000
                                           -----------------------------------------------
                                               TOTAL STOCK     TOTAL STOCK      WILSHIRE
                                              MARKET INDEX    MARKET INDEX        5000
------------------------------------------------------------------------------------------
Auto & Transportation.....................        2.6%            1.7%            1.7%
Consumer Discretionary....................       14.7            13.3            13.3
Consumer Staples..........................        6.6             4.8             4.8
Financial Services........................       17.7            13.9            13.9
Health Care...............................       10.3            11.7            11.7
Integrated Oils...........................        3.6             2.8             2.8
Other Energy..............................        1.6             2.4             2.4
Materials & Processing....................        4.0             2.5             2.5
Producer Durables.........................        4.2             3.6             3.6
Technology................................       18.9            29.9            29.9
Utilities.................................       11.1             8.8             8.8
Other.....................................        4.7             4.6             4.6
------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds--are included as an insert to this report (except for the 500 Index Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


---------------------------------------------------
                                             MARKET
                                             VALUE*
500 INDEX FUND                   SHARES       (000)
---------------------------------------------------
COMMON STOCKS (99.7%)(1)
---------------------------------------------------
  General Electric Co.       82,993,588  $ 4,398,660
  Intel Corp.                28,093,802    3,755,790
- Cisco Systems, Inc.        58,353,435    3,709,090
- Microsoft Corp.            44,147,457    3,531,797
  Pfizer, Inc.               52,803,474    2,534,567
  Exxon Mobil Corp.          29,202,481    2,292,395
  Wal-Mart Stores, Inc.      37,388,967    2,154,539
- Oracle Corp.               23,810,835    2,001,598
  Citigroup, Inc.            28,309,558    1,705,651
  Nortel Networks Corp.      24,849,924    1,696,007
  International Business
   Machines Corp.            14,872,292    1,629,445
  Lucent Technologies, Inc.  27,317,121    1,618,539
  American International
   Group, Inc.               12,936,711    1,520,064
  Merck & Co., Inc.          19,289,441    1,478,053
- EMC Corp.                  18,201,976    1,400,415
  SBC Communications Inc.    28,547,507    1,234,680
- Sun Microsystems, Inc.     13,307,831    1,210,181
  The Coca-Cola Co.          20,763,119    1,192,582
  Johnson & Johnson          11,668,095    1,188,687
  Royal Dutch Petroleum
   Co. ADR                   17,988,015    1,107,387
- WorldCom, Inc.             24,017,565    1,101,806
- Dell Computer Corp.        21,601,270    1,065,213
  Hewlett-Packard Co.         8,389,765    1,047,672
- America Online, Inc.       19,272,450    1,016,622
  Home Depot, Inc.           19,407,820      969,178
  Bristol-Myers Squibb Co.   16,547,670      963,902
  Eli Lilly & Co.             9,473,917      946,208
  Texas Instruments, Inc.    13,727,288      942,893
- Viacom Inc. Class B        12,649,463      862,535
  AT&T Corp.                 26,527,766      838,941
  Time Warner, Inc.          11,037,663      838,862
  Morgan Stanley Dean
   Witter & Co.               9,494,659      790,430
  The Walt Disney Co.        17,430,543      676,523
  BellSouth Corp.            15,783,823      672,785
  Tyco International Ltd.    14,160,531      670,855
  Bell Atlantic Corp.        12,966,263      658,848
  American Home
   Products Corp.            10,940,740      642,768
  Procter & Gamble Co.       10,971,746      628,132
  Corning, Inc.               2,313,969      624,482
  Schering-Plough Corp.      12,282,124      620,247
- Applied Materials, Inc.     6,774,476      613,937
- Amgen, Inc.                 8,613,280      605,083
  Bank of America Corp.      13,908,572      598,069
  American Express Co.       11,206,822      584,156
  Abbott Laboratories        12,997,617      579,206
- Yahoo!, Inc.                4,557,478      564,558
  Pharmacia Corp.            10,648,208      550,379
  PepsiCo, Inc.              12,088,340      537,176
  Motorola, Inc.             18,054,757      524,716
  Wells Fargo Co.            13,516,212      523,753



---------------------------------------------------------
                                                  MARKET
                                                  VALUE*
                                   SHARES          (000)
---------------------------------------------------------
  Philip Morris Cos., Inc.      19,182,681    $  509,540
  GTE Corp.                      8,080,499       503,011
  Medtronic, Inc.               10,040,757       500,155
  The Chase Manhattan Corp.     10,377,328       478,006
  Chevron Corp.                  5,469,301       463,865
- Sprint PCS                     7,677,646       456,820
  U S WEST, Inc.                 5,318,950       456,100
  Fannie Mae                     8,450,858       441,029
  Ford Motor Co.                10,111,214       434,782
- Micron Technology, Inc.        4,654,253       409,865
  Enron Corp.                    6,140,956       396,092
- NEXTEL Communications, Inc.    6,362,358       389,297
  Charles Schwab Corp.          11,431,249       384,376
  E.I. du Pont de Nemours & Co.  8,785,590       384,370
  Sprint Corp.                   7,353,889       375,048
  Merrill Lynch & Co., Inc.      3,253,955       374,205
- QUALCOMM, Inc.                 6,217,224       373,033
  McDonald's Corp.              11,209,334       369,207
  Compaq Computer Corp.         14,244,246       364,119
  Schlumberger Ltd.              4,773,973       356,258
- MediaOne Group, Inc.           5,211,613       345,602
  The Boeing Co.                 7,610,043       318,195
- Veritas Software Corp.         2,803,079       316,792
- Broadcom Corp.                 1,442,605       315,840
  Gillette Co.                   8,758,377       305,996
  Colgate-Palmolive Co.          4,838,464       289,703
  The Bank of New York Co., Inc. 6,187,924       287,738
  Anheuser-Busch Cos., Inc.      3,789,941       283,061
  Automatic Data
   Processing, Inc.              5,262,497       281,873
- Agilent Technologies, Inc.     3,791,734       279,640
  Minnesota Mining &
   Manufacturing Co.             3,321,849       274,053
- Siebel Systems, Inc.           1,674,604       273,902
  Walgreen Co.                   8,454,864       272,141
- Comcast Corp.-Special Class A  6,716,960       272,037
  Kimberly-Clark Corp.           4,660,762       267,411
  General Motors Corp.           4,488,742       260,628
  FleetBoston Financial Corp.    7,566,280       257,254
  Bank One Corp.                 9,620,982       255,557
  Computer Associates
   International, Inc.           4,936,762       252,701
  Texaco Inc.                    4,631,009       246,601
  Marsh & McLennan Cos., Inc.    2,262,806       236,322
  Freddie Mac                    5,832,992       236,236
- ADC Telecommunications, Inc.   2,815,250       236,129
- Tellabs, Inc.                  3,435,260       235,101
  United Technologies Corp.      3,947,302       232,397
  Honeywell International Inc.   6,697,159       225,611
- Analog Devices, Inc.           2,968,383       225,597
  The Gap, Inc.                  7,139,351       223,105
- Xilinx, Inc.                   2,695,781       222,570
  Target Corp.                   3,826,428       221,933
  Emerson Electric Co.           3,582,282       216,280
- Clear Channel
   Communications, Inc.          2,843,217       213,241
  The Seagram Co. Ltd.           3,661,744       212,381
  Alcoa Inc.                     7,248,792       210,215
- Solectron Corp.                5,001,738       209,448
  Unilever NV ADR                4,795,853       206,222
- Network Appliance, Inc.        2,555,223       205,695
  First Union Corp.              8,225,695       204,100
- Global Crossing Ltd.           7,398,973       194,686
- Safeway, Inc.                  4,164,456       187,921
  MBNA Corp.                     6,727,302       182,478
  Halliburton Co.                3,725,042       175,775
  Duke Energy Corp.              3,085,378       173,938
  First Data Corp.               3,459,559       171,681
  Firstar Corp.                  8,138,965       171,427
  Baxter International, Inc.     2,435,351       171,236
  Dow Chemical Co.               5,671,330       171,203
  Cardinal Health, Inc.          2,309,774       170,923
- Altera Corp.                   1,669,906       170,226
- 3Com Corp.                     2,943,338       169,610
  Linear Technology Corp.        2,609,892       166,870
  Household International, Inc.  3,970,309       165,016
  Fifth Third Bancorp            2,598,914       164,381
  ALLTEL Corp.                   2,644,914       163,819
- AES Corp.                      3,575,674       163,140
  Electronic Data Systems Corp.  3,907,824       161,198
- Seagate Technology Inc.        2,929,241       161,108
  Bestfoods                      2,303,361       159,508
- Maxim Integrated
   Products, Inc.                2,346,449       159,412
  Eastman Kodak Co.              2,598,764       154,626
- The Kroger Co.                 7,004,580       154,539
  Williams Cos., Inc.            3,706,894       154,531
- Gateway, Inc.                  2,701,038       153,284
- Kohl's Corp.                   2,736,401       152,212
  Mellon Financial Corp.         4,121,107       150,163
  J.P. Morgan & Co., Inc.        1,362,128       150,004
  Illinois Tool Works, Inc.      2,529,694       144,193
  State Street Corp.             1,349,630       143,145
- Apple Computer, Inc.           2,730,021       142,985
  HCA-The Healthcare Co.         4,678,075       142,097
  Sara Lee Corp.                 7,296,889       140,921
- LSI Logic Corp.                2,575,115       139,378
  Allstate Corp.                 6,246,615       138,987
  Associates First Capital Corp. 6,111,924       136,372
  Gannett Co., Inc.              2,235,744       133,725
  Omnicom Group Inc.             1,491,017       132,794
  Washington Mutual, Inc.        4,595,187       132,686
  Lowe's Cos., Inc.              3,207,520       131,709
  CVS Corp.                      3,274,458       130,978
  Paychex, Inc.                  3,116,089       130,876
  Adobe Systems, Inc.            1,004,551       130,592
  H.J. Heinz Co.                 2,955,955       129,323
  Conoco Inc. Class B            5,239,255       128,689
  CIGNA Corp.                    1,366,912       127,806
- Guidant Corp.                  2,571,965       127,312
  American General Corp.         2,084,220       127,137
  Southern Co.                   5,442,442       126,877
- Costco Wholesale Corp.         3,748,096       123,687
  U.S. Bancorp                   6,307,170       121,413
  Northern Trust Corp.           1,865,179       121,353
  International Paper Co.        4,053,659       120,850
- Comverse Technology, Inc.      1,281,503       119,180
  Albertson's, Inc.              3,555,114       118,208
  Sysco Corp.                    2,795,276       117,751
  UnitedHealth Group Inc.        1,362,860       116,865
  SunTrust Banks, Inc.           2,539,863       116,040
  Xerox Corp.                    5,590,313       115,999
  PE Corp.-PE Biosystems Group   1,745,838       115,007
  PNC Financial Services Group   2,438,634       114,311


-----------------------------------------------------------
                                                     MARKET
                                                     VALUE*
500 INDEX FUND                             SHARES     (000)
-----------------------------------------------------------
- MedImmune Inc.                        1,494,583 $ 110,599
  Coastal Corp.                         1,795,364   109,293
  Interpublic Group of Cos., Inc.       2,531,332   108,847
- Best Buy Co., Inc.                    1,715,566   108,510
  Phillips Petroleum Co.                2,130,271   107,978
  Providian Financial Corp.             1,195,396   107,586
- Teradyne, Inc.                        1,454,414   106,899
- Computer Sciences Corp.               1,404,488   104,898
  Campbell Soup Co.                     3,546,751   103,299
  AFLAC, Inc.                           2,228,246   102,360
- Sanmina Corp.                         1,195,286   102,197
  Kellogg Co.                           3,404,603   101,287
  The Hartford Financial
   Services Group Inc.                  1,803,163   100,865
  Scientific-Atlanta, Inc.              1,335,132    99,467
- Advanced Micro Devices, Inc.          1,285,239    99,285
  Caterpillar, Inc.                     2,925,509    99,102
  Waste Management, Inc.                5,210,073    98,991
  Carnival Corp.                        5,073,224    98,928
  El Paso Energy Corp.                  1,938,148    98,724
  Harley-Davidson, Inc.                 2,548,200    98,106
  Sears, Roebuck & Co.                  2,957,653    96,493
  Lehman Brothers Holdings, Inc.        1,013,216    95,812
  Transocean Sedco Forex Inc.           1,764,473    94,289
  General Mills, Inc.                   2,447,421    93,614
- FedEx Corp.                           2,433,169    92,460
  Wachovia Corp.                        1,699,057    92,174
  NIKE, Inc. Class B                    2,294,731    91,359
- KLA-Tencor Corp.                      1,559,977    91,356
  The Chubb Corp.                       1,469,286    90,361
  Tribune Co.                           2,553,474    89,372
  Avon Products, Inc.                   1,992,491    88,666
  Baker Hughes, Inc.                    2,770,158    88,645
- Conexant Systems, Inc.                1,822,918    88,639
  The Clorox Co.                        1,969,930    88,278
  The McGraw-Hill Cos., Inc.            1,632,204    88,139
  General Dynamics Corp.                1,684,086    87,993
  National City Corp.                   5,092,991    86,899
  Pitney Bowes, Inc.                    2,163,194    86,528
  Dominion Resources, Inc.              1,997,309    85,635
- Cendant Corp.                         6,052,334    84,733
  Weyerhaeuser Co.                      1,954,932    84,062
- National Semiconductor Corp.          1,481,026    84,048
  Lockheed Martin Corp.                 3,358,090    83,323
  Kansas City Southern
   Industries, Inc.                       933,634    82,802
  The Quaker Oats Co.                   1,098,677    82,538
  Burlington Northern
   Santa Fe Corp.                       3,594,346    82,445
  Allergan, Inc.                        1,087,545    81,022
- Biogen, Inc.                          1,245,804    80,354
  American Electric
   Power Co., Inc.                      2,702,206    80,053
  PG&E Corp.                            3,235,458    79,673
  Molex, Inc.                           1,641,721    79,008
  Southwest Airlines Co.                4,164,440    78,864
  ConAgra, Inc.                         4,130,715    78,742
  The Limited, Inc.                     3,605,547    77,970
  Union Pacific Corp.                   2,081,304    77,399
  Wrigley, (Wm.) Jr. Co.                  957,754    76,800
  Aetna Inc.                            1,182,978    75,932
- Boston Scientific Corp.               3,421,237    75,053
- BMC Software, Inc.                    2,048,610    74,742
  RadioShack Corp.                      1,566,309    74,204
  FPL Group, Inc.                       1,495,571    74,031
  Reliant Energy, Inc.                  2,483,068    73,406
  Capital One Financial Corp.           1,643,390    73,336
- Lexmark International
   Group, Inc. Class A                  1,085,214    72,981
  Deere & Co.                           1,963,859    72,663
  Marriott International, Inc.
   Class A                              2,011,298    72,532
  Nabisco Group Holdings Corp.          2,739,544    71,057
  Tenet Healthcare Corp.                2,623,643    70,838
  BB&T Corp.                            2,927,810    69,901
  Burlington Resources, Inc.            1,806,873    69,113
  Dover Corp.                           1,703,653    69,104
  Delphi Automotive
   Systems Corp.                        4,724,699    68,804
  Masco Corp.                           3,765,550    68,015
  Unocal Corp.                          2,038,107    67,512
  May Department Stores Co.             2,790,304    66,967
  Aon Corp.                             2,148,707    66,744
  Textron, Inc.                         1,210,002    65,718
  USX-Marathon Group                    2,616,982    65,588
  TXU Corp.                             2,214,506    65,328
  Occidental Petroleum Corp.            3,094,361    65,175
  PPG Industries, Inc.                  1,461,092    64,745
  KeyCorp                               3,649,159    64,316
  Avery Dennison Corp.                    941,273    63,183
  Rohm & Haas Co.                       1,825,728    62,988
  Public Service Enterprise
   Group, Inc.                          1,815,572    62,864
- Staples, Inc.                         4,065,023    62,500
  Franklin Resources Corp.              2,043,838    62,082
  Becton, Dickinson & Co.               2,118,617    60,778
  St. Paul Cos., Inc.                   1,780,091    60,746
- Federated Department
   Stores, Inc.                         1,796,404    60,629
  Barrick Gold Corp.                    3,320,907    60,399
  Air Products & Chemicals, Inc.        1,925,585    59,332
  Comerica, Inc.                        1,313,543    58,945
  Danaher Corp.                         1,188,830    58,773
  Lincoln National Corp.                1,608,690    58,114
  Unicom Corp.                          1,492,877    57,756
  Newell Rubbermaid, Inc.               2,236,039    57,578
  Coca-Cola Enterprises, Inc.           3,528,192    57,554
  PECO Energy Corp.                     1,422,614    57,349
  Edison International                  2,788,593    57,166
  Alcan Aluminium Ltd.                  1,836,116    56,920
  Circuit City Stores, Inc.             1,706,442    56,633
  New York Times Co. Class A            1,426,244    56,337
  Apache Corp.                            954,459    56,134
  Union Carbide Corp.                   1,129,842    55,927
- Convergys Corp.                       1,077,689    55,905
  Hershey Foods Corp.                   1,151,204    55,833
  PaineWebber Group, Inc.               1,222,528    55,625
- Novellus Systems, Inc.                  969,498    54,837
  Ingersoll-Rand Co.                    1,358,307    54,672
- American Power
   Conversion Corp.                     1,338,022    54,608
  Dow Jones & Co., Inc.                   744,104    54,506

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                           SHARES      (000)
------------------------------------------------------------
  Golden West Financial Corp.           1,326,432   $ 54,135
  Dollar General Corp.                  2,761,879     53,857
  Anadarko Petroleum Corp.              1,074,946     53,008
- Sapient Corp.                           492,971     52,717
  Consolidated Edison Inc.              1,778,983     52,702
  Entergy Corp.                         1,930,609     52,488
  Delta Air Lines, Inc.                 1,027,826     51,970
  AmSouth Bancorp                       3,296,789     51,924
  Ralston-Ralston Purina Group          2,574,964     51,338
- ALZA Corp.                              861,254     50,922
  Rockwell International Corp.          1,578,954     49,737
  Loews Corp.                             827,972     49,678
  Archer-Daniels-Midland Co.            5,054,131     49,594
  Praxair, Inc.                         1,323,588     49,552
  McKesson HBOC, Inc.                   2,364,650     49,510
  SLM Holding Corp.                     1,314,209     49,201
  Jefferson-Pilot Corp.                   865,487     48,846
  Norfolk Southern Corp.                3,215,898     47,836
  TJX Cos., Inc.                        2,517,652     47,206
  Amerada Hess Corp.                      760,417     46,956
  Mattel, Inc.                          3,555,346     46,886
  Kerr-McGee Corp.                        790,168     46,571
  Union Pacific Resources
   Group, Inc.                          2,115,279     46,536
- Starbucks Corp.                       1,197,796     45,741
  Progressive Corp. of Ohio               613,128     45,371
  FirstEnergy Corp.                     1,939,484     45,335
  IMS Health, Inc.                      2,494,637     44,904
  TRW, Inc.                             1,027,550     44,570
  Columbia Energy Group                   677,518     44,462
  Raytheon Co. Class B                  2,298,175     44,240
- Watson Pharmaceuticals, Inc.            810,110     43,543
  T. Rowe Price                         1,011,067     42,970
  CP&L, INC.                            1,341,380     42,840
- Bed Bath & Beyond, Inc.               1,177,698     42,692
  Ecolab, Inc.                          1,089,306     42,551
  Cincinnati Financial Corp.            1,350,136     42,445
  Synovus Financial Corp.               2,369,731     41,767
  Tiffany & Co.                           608,265     41,058
  Eaton Corp.                             610,958     40,934
  Constellation Energy Group            1,257,028     40,932
  UnumProvident Corp.                   2,019,672     40,520
  Charter One Financial                 1,759,696     40,473
  MGIC Investment Corp.                   889,190     40,458
  J.C. Penney Co., Inc.                 2,191,440     40,405
  Fort James Corp.                      1,727,135     39,940
  MBIA, Inc.                              826,399     39,822
  CSX Corp.                             1,834,819     38,875
  Ameren Corp.                          1,151,629     38,868
  Northrop Grumman Corp.                  586,527     38,857
  Dun & Bradstreet Corp.                1,357,424     38,856
- PeopleSoft, Inc.                      2,316,591     38,803
  Florida Progress Corp.                  827,574     38,793
- Cabletron Systems, Inc.               1,532,539     38,697
  Bear Stearns Co., Inc.                  928,190     38,636
  Biomet, Inc.                            993,044     38,170
- Unisys Corp.                          2,616,443     38,102
- Wellpoint Health
   Networks Inc. Class A                  522,326     37,836
- Mercury Interactive Corp.               388,898     37,626
  Georgia Pacific Group                 1,431,580     37,579
  Johnson Controls, Inc.                  720,002     36,945
  Regions Financial Corp.               1,852,904     36,826
- Sealed Air Corp.                        702,548     36,796
  DTE Energy Co.                        1,199,712     36,666
  Summit Bancorp                        1,475,713     36,339
  Vulcan Materials Co.                    844,936     36,068
- Tricon Global Restaurants, Inc.       1,238,287     34,982
  Knight Ridder                           652,530     34,706
  Young & Rubicam Inc.                    606,308     34,673
  Bausch & Lomb, Inc.                     445,992     34,509
  Tosco Corp.                           1,212,887     34,340
  Cinergy Corp.                         1,335,374     33,969
  CenturyTel, Inc.                      1,177,098     33,842
- AMR Corp.                             1,251,384     33,083
  Harcourt General, Inc.                  600,901     32,674
- St. Jude Medical, Inc.                  703,410     32,269
  Parker Hannifin Corp.                   939,760     32,187
  SouthTrust Corp.                      1,411,073     31,926
  Union Planters Corp.                  1,136,443     31,749
- Comcast Corp. Class A                   813,477     31,624
- Compuware Corp.                       3,027,443     31,410
- NCR Corp.                               799,426     31,128
  Equifax, Inc.                         1,185,747     31,126
  Brown-Forman Corp. Class B              575,854     30,952
  Sabre Holdings Corp.                  1,083,198     30,871
  Old Kent Financial Corp.              1,153,764     30,863
  Eastman Chemical Co.                    644,528     30,776
  The BFGoodrich Co.                      901,428     30,705
  Fortune Brands, Inc.                  1,329,913     30,671
  Newmont Mining Corp.                  1,409,863     30,488
  Genuine Parts Co.                     1,486,350     29,727
  Tektronix, Inc.                         399,044     29,529
  Huntington Bancshares Inc.            1,863,405     29,465
- Citrix Systems, Inc.                  1,553,647     29,422
- Ceridian Corp.                        1,216,685     29,277
  New Century Energies, Inc.              975,581     29,267
  Sempra Energy                         1,717,691     29,201
  Sherwin-Williams Co.                  1,375,408     29,141
  Hilton Hotels Corp.                   3,094,959     29,015
  Countrywide Credit
   Industries, Inc.                       951,091     28,830
  Millipore Corp.                         382,179     28,807
  Whirlpool Corp.                         613,068     28,584
  Black & Decker Corp.                    715,004     28,109
  GPU, Inc.                             1,019,034     27,578
- Thermo Electron Corp.                 1,308,213     27,554
- Kmart Corp.                           4,036,595     27,499
  PerkinElmer, Inc.                       412,624     27,285
  Nordstrom, Inc.                       1,130,182     27,266
  Leggett & Platt, Inc.                 1,651,075     27,243
  Dana Corp.                            1,278,699     27,092
  H & R Block, Inc.                       827,514     26,791
  Conseco Inc.                          2,735,646     26,673
  Torchmark Corp.                       1,077,777     26,608
  PPL Corp.                             1,211,341     26,574
- Toys R Us, Inc.                       1,814,768     26,428
  Northern States Power Co.             1,306,956     26,384
  The Goodyear Tire &
   Rubber Co.                           1,314,315     26,286
  Placer Dome, Inc.                     2,746,511     26,264
  International Flavors &
   Fragrances, Inc.                       863,253     26,059
  PACCAR, Inc.                            643,097     25,523


---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
500 INDEX FUND                             SHARES         (000)
---------------------------------------------------------------
- Novell, Inc.                          2,757,736  $     25,509
- Parametric Technology Corp.           2,317,941        25,497
  Cooper Industries, Inc.                 782,751        25,488
  Willamette Industries, Inc.             931,142        25,374
- AutoZone Inc.                         1,123,535        24,718
  Phelps Dodge Corp.                      661,006        24,581
  Mallinckrodt, Inc.                      564,741        24,531
  W.W. Grainger, Inc.                     788,177        24,286
  Maytag Corp.                            658,223        24,272
  Pinnacle West Capital Corp.             712,828        24,147
  Nucor Corp.                             715,568        23,748
- Rowan Cos., Inc.                        779,667        23,682
- Inco Ltd.                             1,525,821        23,459
- HEALTHSOUTH Corp.                     3,238,777        23,279
  R.R. Donnelley & Sons Co.             1,024,109        23,106
  VF Corp.                                959,075        22,838
- Andrew Corp.                            676,935        22,720
  ITT Industries, Inc.                    738,399        22,429
  Sunoco, Inc.                            744,270        21,909
- US Airways Group, Inc.                  559,489        21,820
  The Mead Corp.                          863,232        21,797
  Hasbro, Inc.                          1,445,865        21,778
- Harrah's Entertainment, Inc.          1,026,699        21,497
  SAFECO Corp.                          1,071,856        21,303
  SuperValu Inc.                        1,105,865        21,081
  Westvaco Corp.                          844,009        20,942
  Sigma-Aldrich Corp.                     715,862        20,939
  Ashland, Inc.                           592,199        20,764
  C.R. Bard, Inc.                         423,963        20,403
  CMS Energy Corp.                        921,811        20,395
  Fluor Corp.                             642,029        20,304
- Niagara Mohawk Holdings Inc.          1,448,459        20,188
  UST, Inc.                             1,362,473        20,011
- Adaptec, Inc.                           872,767        19,855
  Pall Corp.                            1,039,362        19,228
  Adolph Coors Co. Class B                308,836        18,685
  Temple-Inland Inc.                      440,319        18,493
  Engelhard Corp.                       1,062,695        18,132
  The Stanley Works                       736,092        17,482
  Winn-Dixie Stores, Inc.               1,213,326        17,366
  Wendy's International, Inc.             955,217        17,015
  Autodesk, Inc.                          489,605        16,983
  Darden Restaurants Inc.               1,039,324        16,889
- Office Depot, Inc.                    2,660,105        16,626
  Shared Medical Systems Corp.            227,111        16,565
  Liz Claiborne, Inc.                     459,008        16,180
- Navistar International Corp.            519,849        16,148
  Crown Cork & Seal Co., Inc.           1,074,975        16,125
- Visteon Corp.                         1,326,125        16,079
- Allied Waste Industries, Inc.         1,586,910        15,869
  Homestake Mining Co.                  2,187,324        15,038
  Bemis Co., Inc.                         441,801        14,856
- FMC Corp.                               255,692        14,830
  Great Lakes Chemical Corp.              456,963        14,394
- Owens-Illinois, Inc.                  1,231,505        14,393
  Eastern Enterprises                     228,083        14,369
  Meredith Corp.                          425,453        14,359
  Deluxe Corp.                            607,278        14,309
  Alberto-Culver Co. Class B              467,433        14,286
  Rite Aid Corp.                        2,175,293        14,275
  USX-U.S. Steel Group                    742,714        13,787
- Quintiles Transnational Corp.           968,507        13,680
  Snap-On Inc.                            492,825        13,121
  NICOR, Inc.                             390,227        12,731
  Hercules, Inc.                          898,347        12,633
  Allegheny Technologies Inc.             700,492        12,609
  Boise Cascade Corp.                     481,258        12,453
  Crane Co.                               510,040        12,400
  Brunswick Corp.                         739,208        12,243
  Centex Corp.                            499,358        11,735
- Consolidated Stores, Inc.               931,422        11,177
- Pactiv Corp.                          1,418,255        11,169
- Freeport-McMoRan Copper &
   Gold Inc. Class B                    1,167,796        10,802
  Raytheon Co. Class A                    553,726        10,763
  Tupperware Corp.                        486,652        10,706
  American Greetings Corp.
   Class A                                542,116        10,300
- Viacom Inc. Class A                     143,386         9,804
  Dillard's Inc.                          788,018         9,653
  Peoples Energy Corp.                    298,151         9,653
  The Timken Co.                          511,608         9,529
  Louisiana-Pacific Corp.                 874,623         9,512
  Cummins Engine Co., Inc.                348,812         9,505
  Ryder System, Inc.                      499,999         9,469
  Thomas & Betts Corp.                    487,432         9,322
  Ball Corp.                              251,730         8,103
  Potlatch Corp.                          241,285         7,993
  Kaufman & Broad Home Corp.              390,796         7,743
  Worthington Industries, Inc.            723,590         7,598
- Reebok International Ltd.               475,045         7,571
  Pulte Corp.                             345,918         7,480
  Longs Drug Stores, Inc.                 331,356         7,207
  Cooper Tire & Rubber Co.                619,367         6,890
- Humana, Inc.                          1,410,191         6,875
- W.R. Grace & Co.                        566,728         6,872
  Polaroid Corp.                          375,997         6,791
  National Service Industries, Inc.       342,685         6,682
  Briggs & Stratton Corp.                 187,962         6,438
  ONEOK, Inc.                             245,529         6,368
- Manor Care, Inc.                        862,592         6,038
  Russell Corp.                           273,993         5,480
  Great Atlantic & Pacific
   Tea Co., Inc.                          322,485         5,361
  Armstrong Holdings, Inc.                337,936         5,175
  Springs Industries Inc. Class A         150,505         4,816
  McDermott International, Inc.           501,723         4,421
  Owens Corning                           462,940         4,282
- MIPS Technologies, Inc. Class B         107,341         4,133
- Bethlehem Steel Corp.                 1,107,282         3,945
  IKON Office Solutions, Inc.             509,639         1,975
- Silicon Graphics, Inc.                  514,665         1,930
  NACCO Industries, Inc. Class A           53,016         1,862
- Freeport-McMoRan Copper &
   Gold, Inc. Class A                     176,683         1,612
- Qwest Communications
   International Inc.                      31,780         1,579
  Milacron Inc.                            23,285           338
  Molex, Inc. Class A                       4,051           142
  Alberto-Culver Co. Class A                1,000            26
---------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $61,124,041)                                105,344,547
---------------------------------------------------------------


-------------------------------------------------------------------------
                                                       FACE        MARKET
                                                     AMOUNT        VALUE*
                                                      (000)         (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
-------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)  6.08%, 8/17/2000                              $  9,450     $  9,374
FEDERAL NATIONAL MORTGAGE ASSN.
(2)  6.06%, 7/13/2000                                10,200       10,182
(2)  6.454%, 8/3/2000                                 3,700        3,678
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000                                   127,800      127,800
  6.71%, 7/3/2000--Note G                            31,154       31,154
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $182,187)                                                182,188
-------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $61,306,228)                                         105,526,735
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------
Other Assets--Note B                                             639,002
Liabilities--Note G                                             (582,474)
                                                              -----------
                                                                  56,528
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 786,999,997 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                 $105,583,263
=========================================================================

NET ASSET VALUE PER SHARE                                        $134.16
=========================================================================


 * See Note A in Notes to Financial Statements.

 - Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.2% and -0.3%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $23,234,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.




-------------------------------------------------------------------------------

                                                           AMOUNT           PER
                                                            (000)         SHARE
-------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
 Paid in Capital--Note E                               $ 62,155,539    $ 78.98
 Overdistributed Net
  Investment Income                                         (13,040)      (.01)
 Accumulated Net
  Realized Losses--Note E                                  (775,241)      (.99)
 Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                  44,220,507      56.19
  Futures Contracts                                          (4,502)      (.01)
-------------------------------------------------------------------------------
 NET ASSETS                                            $105,583,263    $134.16
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


-----------------------------------------------------------------------------------------
                                                                          500 INDEX FUND
                                                          SIX MONTHS ENDED JUNE 30, 2000
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                   $ 587,751
   Interest                                                                        6,211
   Security Lending                                                                1,345
                                                                               ----------
      Total Income                                                               595,307
                                                                               ----------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                    84
      Management and Administrative                                               82,525
      Marketing and Distribution                                                   7,707
   Custodian Fees                                                                     86
   Auditing Fees                                                                      22
   Shareholders' Reports                                                           1,521
   Trustees' Fees and Expenses                                                        60
                                                                               ----------
      Total Expenses                                                              92,005
      Expenses Paid Indirectly--Note C                                                --
                                                                               ----------
      Net Expenses                                                                92,005
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            503,302
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                      3,370
   Futures Contracts                                                              17,184
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                 20,554
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                        (921,488)
   Futures Contracts                                                              (7,716)
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                (929,204)
-----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(405,348)
=========================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                           GROWTH         VALUE       TOTAL STOCK
                                                                            INDEX         INDEX      MARKET INDEX
                                                                             FUND          FUND              FUND
                                                                        ------------------------------------------
                                                                               SIX MONTHS ENDED JUNE 30, 2000
                                                                        ------------------------------------------
                                                                            (000)         (000)             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                            $  44,047     $  35,586         $ 119,172
   Interest                                                                   702           298            13,470
   Security Lending                                                           130            52             6,144
                                                                        ------------------------------------------
      Total Income                                                         44,879        35,936           138,786
                                                                        ------------------------------------------

EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                             84            25                84
      Management and Administrative--Investor Shares                       15,200         3,218            16,767
      Management and Administrative--Institutional Shares                     295           276             1,868
      Marketing and Distribution--Investor Shares                           1,303           291             1,456
      Marketing and Distribution--Institutional Shares                         46            45               340
   Custodian Fees                                                             143            61               162
   Auditing Fees                                                                7             5                 7
   Shareholders' Reports--Investor Shares                                     289            71               244
   Shareholders' Reports--Institutional Shares                                  1             1                 6
   Trustees' Fees and Expenses                                                 10             2                13
                                                                        ------------------------------------------
      Total Expenses                                                       17,378         3,995            20,947
      Expenses Paid Indirectly--Note C                                         --            --              (101)
                                                                        ------------------------------------------
      Net Expenses                                                         17,378         3,995            20,846
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      27,501        31,941           117,940
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            (291,506)       67,048           363,893
   Futures Contracts                                                        1,286           130            20,506
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (290,220)       67,178           384,399
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                  706,531      (275,910)         (600,718)
   Futures Contracts                                                         (125)         (545)          (27,780)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          706,406      (276,455)         (628,498)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             $443,687     $(177,336)        $(126,159)
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.



--------------------------------------------------------------------------------------------------------------------------------
                                                               500 INDEX FUND                          GROWTH INDEX FUND
                                                     -----------------------------------        --------------------------------
                                                        SIX MONTHS                  YEAR           SIX MONTHS               YEAR
                                                             ENDED                 ENDED                ENDED              ENDED
                                                     JUN. 30, 2000         DEC. 31, 1999        JUN. 30, 2000      DEC. 31, 1999
                                                             (000)                 (000)                (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                            $      503,302         $  1,004,335           $    27,501        $    72,273
   Realized Net Gain (Loss)                                 20,554            2,175,427              (290,220)           104,632
   Change in Unrealized Appreciation (Depreciation)       (929,204)          14,142,327               706,406          2,882,417
                                                    ----------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                        (405,348)          17,322,089               443,687          3,059,322
                                                    ----------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                     (476,393)          (1,038,133)              (28,141)           (76,040)
      Institutional Shares*                                     --                   --                (1,419)            (2,471)
   Realized Capital Gain
      Investor Shares                                           --             (727,534)                   --           (373,720)
      Institutional Shares*                                     --                   --                    --            (11,135)
                                                    ----------------------------------------------------------------------------
         Total Distributions                              (476,393)          (1,765,667)              (29,560)          (463,366)
                                                    ----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                               12,900,820           28,777,842             3,243,905          7,925,668
   Issued in Lieu of Cash Distributions                    436,498            1,639,704                25,184            423,140
   Redeemed                                            (11,524,640)         (15,550,168)           (2,419,512)        (2,284,468)
                                                    ----------------------------------------------------------------------------
      Net Increase--Investor Shares                      1,812,678           14,867,378               849,577          6,064,340
                                                    ----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
   Issued                                                       --                  --                302,021            270,291
   Issued in Lieu of Cash Distributions                         --                  --                  1,340             13,312
   Redeemed                                                     --                  --                (80,047)          (127,849)
                                                    ----------------------------------------------------------------------------
      Net Increase--Institutional Shares*                       --                  --                223,314            155,754
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                          930,937           30,423,800             1,487,018          8,816,050
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                 104,652,326           74,228,526            15,684,550          6,868,500
                                                    ----------------------------------------------------------------------------
   End of Period                                    $  105,583,263         $104,652,326           $17,171,568        $15,684,550
================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
   Issued                                                   98,035              235,513                84,178            231,428
   Issued in Lieu of Cash Distributions                      3,195               13,117                   615             11,261
   Redeemed                                                (87,532)            (126,726)              (62,934)           (66,190)
                                                    ----------------------------------------------------------------------------
      Net Increase in Shares Outstanding                    13,698              121,904                21,859            176,499
================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                       --                --                    7,807              7,793
   Issued in Lieu of Cash Distributions                         --                --                       33                355
   Redeemed                                                     --                --                   (2,078)            (3,764)
                                                    ----------------------------------------------------------------------------
      Net Increase in Shares Outstanding*                       --                --                    5,762              4,384
================================================================================================================================


*The 500 Index Fund does not offer Institutional Shares.

--------------------------------------------------------------------------------------------------------------------------
                                                              VALUE INDEX                        TOTAL STOCK MARKET
                                                                  FUND                               INDEX FUND
                                                     ------------------------------      ---------------------------------
                                                        SIX MONTHS             YEAR         SIX MONTHS                YEAR
                                                             ENDED            ENDED              ENDED               ENDED
                                                     JUN. 30, 2000    DEC. 31, 1999      JUN. 30, 2000       DEC. 31, 1999
                                                             (000)            (000)              (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                $   31,941      $    52,835        $   117,940       $    186,580
   Realized Net Gain (Loss)                                 67,178          262,524            384,399            163,334
   Change in Unrealized Appreciation (Depreciation)       (276,455)          32,919           (628,498)         3,397,221
                                                     ---------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                        (177,336)         348,278           (126,159)         3,747,135
                                                     ---------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                      (25,796)         (47,397)           (87,688)          (152,264)
      Institutional Shares                                  (4,646)          (5,820)           (22,638)           (39,726)
   Realized Capital Gain
      Investor Shares                                      (60,724)        (252,170)           (34,049)          (146,187)
      Institutional Shares                                  (7,526)         (28,139)            (8,363)           (33,928)
                                                     ---------------------------------------------------------------------
         Total Distributions                               (98,692)        (333,526)          (152,738)          (372,105)
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                                  714,047        1,491,460          4,185,311          7,632,493
   Issued in Lieu of Cash Distributions                     78,184          274,281            113,646            280,965
   Redeemed                                               (607,440)        (827,565)        (2,367,768)        (1,864,274)
                                                     ---------------------------------------------------------------------
      Net Increase--Investor Shares                        184,791          938,176          1,931,189          6,049,184
CAPITAL SHARE TRANSACTIONS---INSTITUTIONAL SHARES(2)
   Issued                                                  385,146          292,008          1,349,276          1,911,352
   Issued in Lieu of Cash Distributions                     11,210           31,500             27,477             66,739
   Redeemed                                               (117,977)         (45,585)          (834,553)        (1,015,832)
                                                     ---------------------------------------------------------------------
      Net Increase--Institutional Shares                   278,379          277,923            542,200            962,259
--------------------------------------------------------------------------------------------------------------------------
   Total Increase                                          187,142        1,230,851          2,194,492         10,386,473
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                   3,837,564        2,606,713         22,139,592         11,753,119
                                                     ---------------------------------------------------------------------
   End of Period                                        $4,024,706       $3,837,564        $24,334,084        $22,139,592
==========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares

   Issued                                                   32,349           63,232            128,083            260,202
   Issued in Lieu of Cash Distributions                      3,494           12,325              3,323              9,337
   Redeemed                                                (27,734)         (35,536)           (72,433)           (63,119)
                                                     ---------------------------------------------------------------------
      Net Increase in Shares Outstanding                     8,109           40,021             58,973            206,420
==========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                   17,195           12,359             41,232             64,164
   Issued in Lieu of Cash Distributions                        502            1,417                802              2,226
   Redeemed                                                 (5,336)          (1,958)           (25,234)           (34,966)
                                                     ---------------------------------------------------------------------
     Net Increase in Shares Outstanding                     12,361           11,818             16,800             31,424
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------
                                                                                       500 INDEX FUND
                                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 2000        1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $135.33     $113.95   $  90.07    $69.17    $57.60    $42.97
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .65       1.370       1.33      1.31      1.28      1.22
   Net Realized and Unrealized Gain (Loss)
      on Investments                                       (1.21)     22.415      24.30     21.50     11.82     14.76
                                                       ---------------------------------------------------------------
      Total from Investment Operations                      (.56)     23.785      25.63     22.81     13.10     15.98
                                                       ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.61)     (1.410)     (1.33)    (1.32)    (1.28)    (1.22)
   Distributions from Realized Capital Gains                  --       (.995)      (.42)     (.59)     (.25)     (.13)
                                                       ---------------------------------------------------------------
      Total Distributions                                   (.61)     (2.405)     (1.75)    (1.91)    (1.53)    (1.35)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $134.16     $135.33    $113.95    $90.07    $69.17    $57.60
======================================================================================================================

TOTAL RETURN*                                             -0.42%      21.07%     28.62%    33.19%    22.88%    37.45%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                 $105,583    $104,652    $74,229   $49,358   $30,332   $17,372
   Ratio of Total Expenses to
      Average Net Assets                                 0.18%**       0.18%      0.18%     0.19%     0.20%     0.20%
   Ratio of Net Investment Income to
      Average Net Assets                                 0.97%**       1.13%      1.35%     1.66%     2.04%     2.38%
   Portfolio Turnover Rate+                                 9%**          6%         6%        5%        5%        4%
======================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

 +Portfolio turnover rates excluding in-kind redemptions were 7%, 3%, 3%, 3%, 2%, and 2%, respectively.

----------------------------------------------------------------------------------------------------------------------
                                                                             GROWTH INDEX FUND INVESTOR SHARES
                                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 2000        1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $39.43      $31.67     $22.53    $16.90    $13.97    $10.28
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .07        .207       .230       .23       .22       .21
   Net Realized and Unrealized Gain (Loss)
      on Investments                                         .94       8.821      9.244      5.88      3.07      3.68
                                                       ---------------------------------------------------------------
      Total from Investment Operations                      1.01       9.028      9.474      6.11      3.29      3.89
                                                       ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.07)      (.228)     (.219)     (.23)     (.22)     (.20)
   Distributions from Realized Capital Gains                  --      (1.040)     (.115)     (.25)     (.14)       --
                                                       ---------------------------------------------------------------
      Total Distributions                                   (.07)     (1.268)     (.334)     (.48)     (.36)     (.20)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $40.37      $39.43     $31.67    $22.53    $16.90    $13.97
======================================================================================================================

TOTAL RETURN*                                              2.56%      28.76%     42.21%    36.34%    23.74%    38.06%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                  $16,476     $15,232     $6,644    $2,365      $787      $271
   Ratio of Total Expenses to
      Average Net Assets                                 0.22%**       0.22%      0.22%     0.20%     0.20%     0.20%
   Ratio of Net Investment Income to
      Average Net Assets                                 0.34%**       0.64%      0.92%     1.19%     1.57%     1.71%
   Portfolio Turnover Rate                                 27%**         33%        29%       26%       29%       24%
======================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.


---------------------------------------------------------------------------------------------------------------------
                                                                               GROWTH INDEX FUND INSTITUTIONAL SHARES

                                                                SIX MONTHS ENDED       YEAR ENDED         MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     JUNE 30, 2000    DEC. 31, 1999      DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $39.44           $31.67             $26.49
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .086             .249               .167
   Net Realized and Unrealized Gain (Loss) on Investments                   .933            8.821              5.315
                                                                ------------------------------------------------------
      Total from Investment Operations                                     1.019            9.070              5.482
                                                                ------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.089)           (.260)             (.187)
   Distributions from Realized Capital Gains                                  --           (1.040)             (.115)
                                                                ------------------------------------------------------
      Total Distributions                                                  (.089)          (1.300)             (.302)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $40.37           $39.44             $31.67
=====================================================================================================================

TOTAL RETURN                                                               2.58%           28.91%             20.79%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $695             $452               $224
   Ratio of Total Expenses to Average Net Assets                         0.12%**            0.12%            0.12%**
   Ratio of Net Investment Income to Average Net Assets                  0.43%**            0.74%            0.97%**
   Portfolio Turnover Rate                                                 27%**              33%                29%
=====================================================================================================================

 *Inception.

**Annualized.

----------------------------------------------------------------------------------------------------------------------
                                                                              VALUE INDEX FUND INVESTOR SHARES
                                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 2000        1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $22.89      $22.51     $20.85    $17.02    $14.79    $11.12
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .18        .355       .366       .38       .37       .41
   Net Realized and Unrealized Gain (Loss)
      on Investments                                      (1.10)       2.342      2.647      4.57      2.81      3.66
                                                     -----------------------------------------------------------------
      Total from Investment Operations                     (.92)       2.697      3.013      4.95      3.18      4.07
                                                     -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.17)       (.362)     (.363)     (.37)     (.38)     (.40)
   Distributions from Realized Capital Gains               (.41)      (1.955)     (.990)     (.75)     (.57)       --
                                                     -----------------------------------------------------------------
      Total Distributions                                  (.58)      (2.317)    (1.353)    (1.12)     (.95)     (.40)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $21.39       $22.89     $22.51    $20.85    $17.02    $14.79
======================================================================================================================

TOTAL RETURN*                                            -4.12%       12.57%     14.64%    29.77%    21.86%    36.94%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                  $3,330       $3,378     $2,421    $1,796    $1,016      $496
   Ratio of Total Expenses to
      Average Net Assets                                0.22%**        0.22%      0.22%     0.20%     0.20%     0.20%
   Ratio of Net Investment Income to
      Average Net Assets                                1.63%**        1.59%      1.72%     2.05%     2.54%     3.06%
   Portfolio Turnover Rate                                32%**          41%        33%       25%       29%       27%
======================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

---------------------------------------------------------------------------------------------------------------------
                                                                                VALUE INDEX FUND INSTITUTIONAL SHARES

                                                                SIX MONTHS ENDED       YEAR ENDED         JUL. 2* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     JUNE 30, 2000    DEC. 31, 1999      DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $22.89           $22.51             $23.22
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                     .19             .377               .196
   Net Realized and Unrealized Gain (Loss) on Investments                  (1.10)           2.342              (.060)
                                                                     ------------------------------------------------
      Total from Investment Operations                                      (.91)           2.719               .136
                                                                     ------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.18)            (.384)             (.236)
   Distributions from Realized Capital Gains                               (.41)           (1.955)             (.610)
                                                                     ------------------------------------------------
      Total Distributions                                                  (.59)           (2.339)             (.846)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $21.39            $22.89             $22.51
=====================================================================================================================

TOTAL RETURN                                                             -4.08%            12.67%              0.69%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                    $694              $460               $186
   Ratio of Total Expenses to Average Net Assets                        0.12%**             0.12%            0.12%**
   Ratio of Net Investment Income to Average Net Assets                 1.74%**             1.68%            1.90%**
   Portfolio Turnover Rate                                                32%**               41%                33%
=====================================================================================================================

 *Inception.

**Annualized.

----------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
                                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 2000        1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $33.22      $27.42     $22.64    $17.77    $15.04    $11.37
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .16        .317       .336      .319       .29       .29
   Net Realized and Unrealized Gain (Loss)
      on Investments                                        (.39)      6.133      4.898     5.143      2.84      3.75
                                                      ----------------------------------------------------------------
      Total from Investment Operations                      (.23)      6.450      5.234     5.462      3.13      4.04
                                                      ----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.15)      (.330)     (.329)    (.322)     (.29)     (.28)
   Distributions from Realized Capital Gains                (.06)      (.320)     (.125)    (.270)     (.11)     (.09)
                                                      ----------------------------------------------------------------
      Total Distributions                                   (.21)      (.650)     (.454)    (.592)     (.40)     (.37)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $32.78      $33.22     $27.42    $22.64    $17.77    $15.04
======================================================================================================================

TOTAL RETURN*                                             -0.72%      23.81%     23.26%    30.99%    20.96%    35.79%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                  $19,829     $18,133     $9,308    $5,092    $3,531    $1,571
   Ratio of Total Expenses to
      Average Net Assets                                 0.20%**       0.20%      0.20%     0.20%     0.22%     0.25%
   Ratio of Net Investment Income to
      Average Net Assets                                 1.00%**       1.15%      1.44%     1.65%     1.86%     2.14%
   Portfolio Turnover Rate                                 8%**+          3%         3%        2%        3%        3%
======================================================================================================================

 *Total return figures do not reflect the 0.25% transaction fee on purchases through 1995 or the $10 annual account maintenance fee applied on balances under $10,000.

**Annualized.

 +The portfolio turnover rate excluding in-kind redemptions was 4%.

-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                       YEAR ENDED
                                                            SIX MONTHS ENDED          DECEMBER 31,            JUL. 7* TO
                                                                                   ------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 JUNE 30, 2000        1999         1998      DEC. 31, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $33.22      $27.42       $22.64             $21.27
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                .177        .344         .359               .172
   Net Realized and Unrealized Gain (Loss) on Investments              (.382)      6.133        4.898              1.642
                                                             ------------------------------------------------------------
      Total from Investment Operations                                 (.205)      6.477        5.257              1.814
                                                             ------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                (.165)      (.357)       (.352)             (.214)
   Distributions from Realized Capital Gains                           (.060)      (.320)       (.125)             (.230)
                                                             ------------------------------------------------------------
      Total Distributions                                              (.225)      (.677)       (.477)             (.444)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $32.79      $33.22       $27.42             $22.64
=========================================================================================================================

TOTAL RETURN                                                          -0.64%      23.93%       23.37%              8.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                               $4,505      $4,006       $2,445             $1,504
   Ratio of Total Expenses to Average Net Assets                     0.10%**       0.10%        0.10%            0.10%**
   Ratio of Net Investment Income to Average Net Assets              1.10%**       1.26%        1.53%            1.70%**
   Portfolio Turnover Rate                                             8%**+          3%           3%                 2%
=========================================================================================================================

 *Inception.

**Annualized.

 +The portfolio turnover rate excluding in-kind redemptions was 4%.

NOTES TO FINANCIAL STATEMENTS

Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds are registered under the Investment Company Act of 1940 as open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts based upon the following indexes are used: S&P 500 Index (500 Index, Growth Index, and Total Stock Market Index Funds), S&P MidCap 400 Index (Total Stock Market Index Fund), S&P 500/BARRA Growth Index (Growth Index
Fund), S&P 500/BARRA Value Index (Value Index Fund), and Russell 2000 Index (Total Stock Market Index Fund).

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

         --------------------------------------------------------------------------------
                                  CAPITAL CONTRIBUTION    PERCENTAGE      PERCENTAGE OF
                                       TO VANGUARD         OF FUND          VANGUARD'S
         INDEX FUND                       (000)           NET ASSETS      CAPITALIZATION
         --------------------------------------------------------------------------------
         500                            $20,114              0.02%           20.1%
         Growth                           2,975              0.02             3.0
         Value                              677              0.02             0.7
         Total Stock Market               3,681              0.02             3.7
         --------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 2000, custodian fee offset arrangements reduced expenses by:

        --------------------------------------------------------------------------
                                                                 EXPENSE REDUCTION
        INDEX FUND                                                     (000)
        --------------------------------------------------------------------------
        Total Stock Market                                             $101
        --------------------------------------------------------------------------

D. The Growth Index, Value Index, and Total Stock Market Index Funds each offer two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. Class-specific expenses for the six months ended June 30, 2000, represented the following percentages of average net assets:

         -----------------------------------------------------------------------------------
         INDEX FUND                                INVESTOR SHARES      INSTITUTIONAL SHARES
         -----------------------------------------------------------------------------------
         Growth                                         0.14%                  0.04%
         Value                                          0.14                   0.04
         Total Stock Market                             0.13                   0.03
         -----------------------------------------------------------------------------------

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the six months ended June 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

         ----------------------------------------------------------------------------
                                                              (000)
                                             ----------------------------------------
         INDEX FUND                                PURCHASES          SALES
         ----------------------------------------------------------------------------
         500                                      $6,487,937       $4,750,596
         Growth                                    3,242,294        2,194,196
         Value                                     1,035,143          616,103
         Total Stock Market                        3,236,848          937,758
         ----------------------------------------------------------------------------

     During the six months ended June 30, 2000, the 500 Index, Value Index, and Total Stock Market Index Funds realized $731,598,000, $2,443,000, and $338,907,000, respectively, of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the 500 Index and Growth Index Funds' capital gains required to be distributed in December 1999 included net gains realized through October 31, 1999. In November-December 1999, the funds realized capital losses of $27,237,000 and $238,786,000, respectively, which are available to offset future net capital gains.

F. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         -------------------------------------------------------------------------
                                                      (000)
                              ----------------------------------------------------
                                   APPRECIATED     DEPRECIATED   NET UNREALIZED
         INDEX FUND                SECURITIES      SECURITIES     APPRECIATION
         -------------------------------------------------------------------------
         500                     $48,304,889     $(4,084,382)     $44,220,507
         Growth                    5,772,049        (231,908)       5,540,141
         Value                       690,114        (388,366)         301,748
         Total Stock Market        8,041,220      (1,644,543)       6,396,677
         -------------------------------------------------------------------------

     At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation were:

         -----------------------------------------------------------------------------------------
                                                                               (000)
                                                                 ---------------------------------
                                                                   AGGREGATE         UNREALIZED
                                                   NUMBER OF       SETTLEMENT       APPRECIATION
         INDEX FUND/FUTURES CONTRACTS           LONG CONTRACTS       VALUE         (DEPRECIATION)
         -----------------------------------------------------------------------------------------
         500/
           S&P 500 Index                            1,170           $429,419          $(4,502)

         Growth/
           S&P 500/BARRA Growth Index                  37              8,466              147

         Value/
           S&P 500/BARRA Value Index                  40               5,865             (380)

         Total Stock Market/
           S&P 500 Index                            1,523            558,979           (7,728)
           S&P MidCap 400 Index                       207             50,539             (951)
           Russell 2000 Index                         267             69,767             (150)
         -----------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 2000, and collateral received with respect to such loans were:

         ------------------------------------------------------------------------
                                                              (000)
                                              -----------------------------------
                                                 MARKET VALUE          CASH
                                                   OF LOANED        COLLATERAL
         INDEX FUND                               SECURITIES         RECEIVED
         ------------------------------------------------------------------------
         500                                       $  30,572        $  31,154
         Growth                                      119,000          122,000
         Value                                           656              700
         Total Stock Market                          248,988          266,267
         ------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
         "500," "S&P MidCap 400," and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc.

Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard
     & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and
             "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------
500 Index Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
-------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
-------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
  Massachusetts, New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
-------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California,
  New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                  P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

     The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES
JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q402 082000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.

Vanguard Marketing
Corporation, Distributor.

VANGUARD U.S. STOCK INDEX FUNDS
LARGE-CAPITALIZATION PORTFOLIOS
STATEMENT OF NET ASSETS  -  JUNE 30, 2000 (UNAUDITED)




The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 16 of the accompanying report.

       This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
-------------------------------------------------------------------------------
CONTENTS

Growth Index Fund ......................................................     1
Value Index Fund .......................................................     4
Total Stock Market Index Fund ..........................................     9

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
GROWTH INDEX FUND                                      SHARES                  (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
---------------------------------------------------------------------------------------
    General Electric Co.                               24,521,482          $ 1,299,639
    Intel Corp.                                         8,297,356            1,109,253
-   Cisco Systems, Inc.                                17,233,528            1,095,406
-   Microsoft Corp.                                    13,037,193            1,042,975
    Pfizer, Inc.                                       15,601,423              748,868
    Wal-Mart Stores, Inc.                              11,046,934              636,580
-   Oracle Corp.                                        7,032,314              591,154
    Nortel Networks Corp.                               7,342,180              501,104
    International Business Machines Corp.               4,394,080              481,426
    Lucent Technologies, Inc.                           8,071,175              478,217
    Merck & Co., Inc.                                   5,699,258              436,706
-   EMC Corp.                                           5,378,246              413,789
-   Sun Microsystems, Inc.                              3,930,780              357,455
    The Coca-Cola Co.                                   6,134,691              352,361
    Johnson & Johnson                                   3,447,390              351,203
-   Dell Computer Corp.                                 6,380,328              314,630
-   America Online, Inc.                                5,694,260              300,372
    Home Depot, Inc.                                    5,734,225              286,353
    Bristol-Myers Squibb Co.                            4,889,232              284,798
    Eli Lilly & Co.                                     2,799,204              279,571
    Texas Instruments, Inc.                             4,055,914              278,591
-   Viacom Inc. Class B                                 3,830,601              261,199
    Time Warner, Inc.                                   3,261,162              247,848
    American Home Products Corp.                        3,282,797              192,864
    Corning, Inc.                                         683,642              184,498
    Schering-Plough Corp.                               3,628,910              183,260
-   Applied Materials, Inc.                             2,001,000              181,341
-   Amgen, Inc.                                         2,543,724              178,697
    Abbott Laboratories                                 3,840,360              171,136
-   Yahoo!, Inc.                                        1,346,100              166,748
    PepsiCo, Inc.                                       3,571,645              158,715
    Medtronic, Inc.                                     2,966,597              147,774
-   Sprint PCS                                          2,268,420              134,971
    U S WEST, Inc.                                      1,536,800              131,781
-   Micron Technology, Inc.                             1,392,228              122,603
-   NEXTEL Communications, Inc.                         1,879,100              114,977
    Charles Schwab Corp.                                3,375,010              113,485
-   QUALCOMM, Inc.                                      1,835,840              110,150
-   Veritas Software Corp.                                811,100               91,667
    Gillette Co.                                        2,587,336               90,395
-   Broadcom Corp.                                        406,100               88,911
    Colgate-Palmolive Co.                               1,429,252               85,576
    Anheuser-Busch Cos., Inc.                           1,119,737               83,630
    Automatic Data Processing, Inc.                     1,554,544               83,265

                                       1

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
GROWTH INDEX FUND                                      SHARES                  (000)
---------------------------------------------------------------------------------------
-   Agilent Technologies, Inc.                          1,120,320          $    82,624
-   Siebel Systems, Inc.                                  494,400               80,865
    Walgreen Co.                                        2,495,942               80,338
    Computer Associates
      International, Inc.                               1,457,992               74,631
-   ADC Telecommunications, Inc.                          835,000               70,036
-   Tellabs, Inc.                                       1,013,868               69,387
-   Analog Devices, Inc.                                  887,838               67,476
    The Gap, Inc.                                       2,107,199               65,850
-   Xilinx, Inc.                                          795,600               65,687
-   Network Appliance, Inc.                               753,800               60,681
-   Altera Corp.                                          493,100               50,265
    Linear Technology Corp.                               770,700               49,277
    Bestfoods                                             679,880               47,082
-   Maxim Integrated
      Products, Inc.                                      676,200               45,939
-   Kohl's Corp.                                          807,840               44,936
-   LSI Logic Corp.                                       770,938               41,727
    Sara Lee Corp.                                      2,153,442               41,588
    Omnicom Group Inc.                                    439,950               39,183
    Paychex, Inc.                                         919,350               38,613
    Adobe Systems, Inc.                                   296,600               38,558
    H.J. Heinz Co.                                        872,290               38,163
    Tyco International Ltd.                               802,590               38,023
-   Guidant Corp.                                         758,950               37,568
-   Comverse Technology, Inc.                             377,900               35,145
    Sysco Corp.                                           825,410               34,770
    PE Corp.-PE Biosystems Group                          515,880               33,984
    Interpublic Group of Cos., Inc.                       746,614               32,104
-   Best Buy Co., Inc.                                    506,380               32,028
-   Teradyne, Inc.                                        434,854               31,962
    SBC Communications Inc.                               734,882               31,784
    Providian Financial Corp.                             352,970               31,767
-   MedImmune Inc.                                        423,709               31,354
    Campbell Soup Co.                                   1,046,630               30,483
    Kellogg Co.                                         1,004,662               29,889
    Scientific-Atlanta, Inc.                              399,839               29,788
    Harley-Davidson, Inc.                                 752,080               28,955
    General Mills, Inc.                                   722,036               27,618
    Avon Products, Inc.                                   588,168               26,173
-   Conexant Systems, Inc.                                537,600               26,141
    The Quaker Oats Co.                                   324,316               24,364
    Allergan, Inc.                                        320,940               23,910
-   Biogen, Inc.                                          367,800               23,723
    Wrigley, (Wm.) Jr. Co.                                278,459               22,329
    RadioShack Corp.                                      452,800               21,451
-   Lexmark International
      Group, Inc. Class A                                 313,100               21,056
-   Convergys Corp.                                       367,980               19,089
-   Seagate Technology Inc.                               338,400               18,612
    Avery Dennison Corp.                                  272,038               18,261
    Dow Jones & Co., Inc.                                 215,100               15,756
-   ALZA Corp.                                            257,591               15,230
-   Sapient Corp.                                         141,400               15,121
-   American Power Conversion
      Corp.                                               366,600               14,962
    SLM Holding Corp.                                     379,350               14,202
    IMS Health, Inc.                                      719,954               12,959
-   Bed Bath & Beyond, Inc.                               340,303               12,336
-   Comcast Corp.-Special Class A                         303,700               12,300
    Dun & Bradstreet Corp.                                392,350               11,231
-   Sealed Air Corp.                                      203,076               10,636
-   Tricon Global Restaurants, Inc.                       358,380               10,124
-   Mercury Interactive Corp.                             102,600                9,927
    Young & Rubicam Inc.                                  171,200                9,790
    Equifax, Inc.                                         342,780                8,998
    Millipore Corp.                                       111,330                8,391
-   Citrix Systems, Inc.                                  440,438                8,341
    Procter & Gamble Co.                                  137,954                7,898
-   The Kroger Co.                                        345,404                7,620
-   US Airways Group, Inc.                                162,200                6,326
    UST, Inc.                                             395,766                5,813
    Freeport-McMoRan
      Copper & Gold Inc. Class B                          388,384                3,593
    Tupperware Corp.                                      141,700                3,117
    Owens Corning                                         134,809                1,247
    Biomet, Inc.                                            4,300                  165
    Freeport-McMoRan
      Copper & Gold, Inc. Class A                           4,000                   36
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $11,607,157)                                                      17,147,298
---------------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
---------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.09%, 7/20/2000                                 $        500                  498
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.71%, 7/3/2000                                        14,358               14,358
    6.71%, 7/3/2000--Note G                               122,000              122,000
---------------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(COST $136,856)                                                                136,856
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
    (COST $11,744,013)                                                      17,284,154
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.7%)                                     (112,586)
---------------------------------------------------------------------------------------
NET ASSETS (100%)                                                         $ 17,171,568
=======================================================================================

 *   See Note A in Notes to Financial Statements.

 -   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positionsrepresent 99.9% and 0.8%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)  Security segregated as initial margin for open futures contracts.

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                                               (000)
---------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                        $17,284,154
Receivables for Investment Securities Sold                                   1,225,235
Other Assets--Note B                                                            31,550
                                                                           ------------
   Total Assets                                                             18,540,939
                                                                           ------------
LIABILITIES
Payables for Investment Securities Purchased                                 1,219,127
Other Liabilities--Note G                                                      150,244
                                                                           ------------
   Total Liabilities                                                         1,369,371
---------------------------------------------------------------------------------------
NET ASSETS                                                                 $17,171,568
=======================================================================================

---------------------------------------------------------------------------------------
                                                                              AMOUNT
                                                                               (000)
---------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
Paid in Capital                                                            $12,170,983
Overdistributed Net Investment Income                                           (7,923)
Accumulated Net Realized Losses                                               (531,780)
Unrealized Appreciation--Note F
    Investment Securities                                                    5,540,141
    Futures Contracts                                                              147
---------------------------------------------------------------------------------------
NET ASSETS                                                                 $17,171,568
=======================================================================================

Investor Shares--Net Assets
    Applicable to 408,159,750 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                              $16,476,106
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INVESTOR SHARES                                                            $40.37
=======================================================================================

Institutional Shares--Net Assets
    Applicable to 17,225,484 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                                 $695,462
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL SHARES                                                       $40.37
=======================================================================================


---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
VALUE INDEX FUND                                        SHARES                  (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (100.5%) (1)
---------------------------------------------------------------------------------------
    Exxon Mobil Corp.                                   2,476,050          $   194,370
    Citigroup, Inc.                                     2,400,329              144,620
    American International
      Group, Inc.                                       1,096,325              128,818
    SBC Communications Inc.                             2,444,700              105,733
    Royal Dutch Petroleum
      Co. ADR                                           1,525,237               93,897
-   WorldCom, Inc.                                      2,036,411               93,420
    Hewlett-Packard Co.                                   711,346               88,829
    AT&T Corp.                                          2,240,627               70,860
    Morgan Stanley Dean
      Witter & Co.                                        805,060               67,021
    Tyco International Ltd.                             1,213,100               57,471
    The Walt Disney Co.                                 1,477,850               57,359
    BellSouth Corp.                                     1,338,303               57,045
    Bell Atlantic Corp.                                 1,099,442               55,865
    Procter & Gamble Co.                                  940,000               53,815
    Bank of America Corp.                               1,178,751               50,686
    American Express Co.                                  950,239               49,531
    Pharmacia Corp.                                       902,829               46,665
    Motorola, Inc.                                      1,530,857               44,491
    Wells Fargo Co.                                     1,146,017               44,408
    Philip Morris Cos., Inc.                            1,626,454               43,203
    GTE Corp.                                             684,819               42,630
    The Chase Manhattan Corp.                             879,634               40,518
    Chevron Corp.                                         463,691               39,327
    Fannie Mae                                            716,522               37,393
    Ford Motor Co.                                        857,286               36,863
    Enron Corp.                                           520,738               33,588
    E.I. du Pont de Nemours & Co.                         744,939               32,591
    Sprint Corp.                                          623,535               31,800
    Merrill Lynch & Co., Inc.                             275,860               31,724
    McDonald's Corp.                                      950,481               31,306
    Compaq Computer Corp.                               1,207,782               30,874
    Schlumberger Ltd.                                     404,804               30,208
-   MediaOne Group, Inc.                                  451,013               29,908
    The Boeing Co.                                        645,279               26,981
-   Comcast Corp.-Special Class A                         645,100               26,127
    The Bank of New York Co., Inc.                        524,586               24,393
    Minnesota Mining &
      Manufacturing Co.                                   281,527               23,226
    Kimberly-Clark Corp.                                  399,300               22,910
    General Motors Corp.                                  380,531               22,095
    FleetBoston Financial Corp.                           640,989               21,794
    Bank One Corp.                                        815,748               21,668
    Texaco Inc.                                           392,702               20,911
    Freddie Mac                                           494,460               20,026
    Marsh & McLennan Cos., Inc.                           191,712               20,022
    United Technologies Corp.                             334,721               19,707
    Honeywell International Inc.                          567,729               19,125
    Target Corp.                                          324,377               18,814
    Emerson Electric Co.                                  303,550               18,327
-   Clear Channel
      Communications, Inc.                                241,061               18,080
    The Seagram Co. Ltd.                                  310,390               18,003
-   Solectron Corp.                                       428,500               17,943
    Alcoa Inc.                                            614,584               17,823
    Unilever NV ADR                                       410,800               17,664
    First Union Corp.                                     697,444               17,305
-   Global Crossing Ltd.                                  627,250               16,504
-   Safeway, Inc.                                         353,047               15,931
    MBNA Corp.                                            576,200               15,629
    Halliburton Co.                                       315,790               14,901
    Dow Chemical Co.                                      492,845               14,878
    Duke Energy Corp.                                     261,360               14,734
    First Data Corp.                                      293,204               14,550
    Firstar Corp.                                         690,006               14,533
    Baxter International, Inc.                            206,513               14,520
    Cardinal Health, Inc.                                 195,876               14,495
-   3Com Corp.                                            249,510               14,378
    Household International, Inc.                         336,545               13,988
    Fifth Third Bancorp                                   220,287               13,933
    ALLTEL Corp.                                          224,205               13,887
-   AES Corp.                                             303,180               13,833
    Electronic Data Systems Corp.                         331,301               13,666
-   The Kroger Co.                                        600,100               13,240
-   Gateway, Inc.                                         231,300               13,126
    Eastman Kodak Co.                                     220,308               13,108
    Williams Cos., Inc.                                   314,265               13,101
    Mellon Financial Corp.                                349,414               12,732
    J.P. Morgan & Co., Inc.                               115,502               12,720
    Illinois Tool Works, Inc.                             214,440               12,223
    State Street Corp.                                    114,412               12,135
-   Apple Computer, Inc.                                  231,470               12,123
    HCA-The Healthcare Co.                                396,629               12,048
    Allstate Corp.                                        529,596               11,783
    Associates First Capital Corp.                        518,067               11,559
    Gannett Co., Inc.                                     189,567               11,338
    Washington Mutual, Inc.                               389,624               11,250
    Lowe's Cos., Inc.                                     271,899               11,165
    CVS Corp.                                             277,500               11,100
    Conoco Inc. Class B                                   444,047               10,907
    CIGNA Corp.                                           115,859               10,833
    American General Corp.                                176,683               10,778
    Southern Co.                                          461,375               10,756
-   Costco Wholesale Corp.                                317,801               10,487
    U.S. Bancorp                                          534,783               10,295
    Northern Trust Corp.                                  158,152               10,290
    International Paper Co.                               343,568               10,243
    Albertson's, Inc.                                     301,365               10,020
    UnitedHealth Group Inc.                               115,471                9,902
    Xerox Corp.                                           473,942                9,834
    SunTrust Banks, Inc.                                  215,132                9,829
    PNC Financial Services Group                          206,591                9,684
    Coastal Corp.                                         152,146                9,262
    Phillips Petroleum Co.                                180,597                9,154
-   Sanmina Corp.                                         106,600                9,114
-   Computer Sciences Corp.                               119,040                8,891
-   Seagate Technology Inc.                               157,926                8,686
    AFLAC, Inc.                                           188,818                8,674
    The Hartford Financial
      Services Group Inc.                                 152,818                8,548
-   Advanced Micro Devices, Inc.                          108,953                8,417
    Caterpillar, Inc.                                     247,937                8,399
    Waste Management, Inc.                                441,771                8,394
    Carnival Corp.                                        429,961                8,384
    El Paso Energy Corp.                                  164,536                8,381
    Sears, Roebuck & Co.                                  250,746                8,181
    Lehman Brothers Holdings, Inc.                         85,959                8,128

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                        SHARES                  (000)
---------------------------------------------------------------------------------------
    Transocean Sedco Forex Inc.                           149,700          $     8,000
-   FedEx Corp.                                           206,196                7,835
    Wachovia Corp.                                        144,030                7,814
    Tribune Co.                                           222,131                7,775
-   KLA-Tencor Corp.                                      132,303                7,748
    NIKE, Inc. Class B                                    194,456                7,742
    The Chubb Corp.                                       124,404                7,651
    Baker Hughes, Inc.                                    234,878                7,516
    The Clorox Co.                                        166,905                7,479
    The McGraw-Hill Cos., Inc.                            138,350                7,471
    General Dynamics Corp.                                142,714                7,457
    Pitney Bowes, Inc.                                    185,200                7,408
    National City Corp.                                   431,159                7,357
    Dominion Resources, Inc.                              169,299                7,259
-   Cendant Corp.                                         512,902                7,181
-   National Semiconductor Corp.                          125,616                7,129
    Weyerhaeuser Co.                                      165,653                7,123
    Lockheed Martin Corp.                                 284,737                7,065
    Kansas City Southern
      Industries, Inc.                                     79,223                7,026
    Burlington Northern
      Santa Fe Corp.                                      304,629                6,987
    American Electric
      Power Co., Inc.                                     228,847                6,780
    PG&E Corp.                                            274,098                6,750
    Molex, Inc.                                           139,500                6,713
    Southwest Airlines Co.                                352,980                6,685
    ConAgra, Inc.                                         350,084                6,673
    The Limited, Inc.                                     305,550                6,608
    Union Pacific Corp.                                   176,251                6,554
    Aetna Inc.                                            100,262                6,436
-   BMC Software, Inc.                                    175,500                6,403
-   Boston Scientific Corp.                               289,987                6,362
    FPL Group, Inc.                                       126,678                6,271
    Reliant Energy, Inc.                                  210,344                6,218
    Capital One Financial Corp.                           139,255                6,214
    Deere & Co.                                           166,473                6,160
    Marriott International, Inc.
      Class A                                             170,452                6,147
    Nabisco Group Holdings Corp.                          232,171                6,022
    Tenet Healthcare Corp.                                222,417                6,005
    BB&T Corp.                                            247,958                5,920
    Burlington Resources, Inc.                            153,171                5,859
    Dover Corp.                                           144,379                5,856
    Delphi Automotive Systems
      Corp.                                               400,404                5,831
    Masco Corp.                                           319,124                5,764
    Unocal Corp.                                          172,719                5,721
    May Department Stores Co.                             236,499                5,676
    Aon Corp.                                             181,945                5,652
    Textron, Inc.                                         102,599                5,572
    USX-Marathon Group                                    221,749                5,558
    TXU Corp.                                             187,625                5,535
    Occidental Petroleum Corp.                            262,237                5,523
    PPG Industries, Inc.                                  123,895                5,490
    KeyCorp                                               309,210                5,450
    Rohm & Haas Co.                                       154,715                5,338
    Public Service Enterprise
      Group, Inc.                                         153,852                5,327
-   Staples, Inc.                                         344,498                5,297
    Franklin Resources Corp.                              173,251                5,262
    Becton, Dickinson & Co.                               179,563                5,151
    St. Paul Cos., Inc.                                   150,874                5,149
-   Federated Department Stores, Inc.                     152,236                5,138
    Barrick Gold Corp.                                    281,409                5,118
-   Starbucks Corp.                                       131,900                5,037
    Air Products & Chemicals, Inc.                        163,077                5,025
    Comerica, Inc.                                        111,310                4,995
    Danaher Corp.                                         100,745                4,981
    Lincoln National Corp.                                136,378                4,927
    Unicom Corp.                                          126,440                4,892
    Newell Rubbermaid, Inc.                               189,579                4,882
    Coca-Cola Enterprises, Inc.                           299,128                4,880
    PECO Energy Corp.                                     120,569                4,860
    Edison International                                  236,326                4,845
    Alcan Aluminium Ltd.                                  155,637                4,825
    Circuit City Stores, Inc.                             144,656                4,801
    New York Times Co. Class A                            120,871                4,774
    Apache Corp.                                           80,837                4,754
    Union Carbide Corp.                                    95,840                4,744
    Hershey Foods Corp.                                    97,529                4,730
    PaineWebber Group, Inc.                               103,546                4,711
    Ingersoll-Rand Co.                                    115,115                4,633
    Golden West Financial Corp.                           112,453                4,589
    Dollar General Corp.                                  234,114                4,565
    Anadarko Petroleum Corp.                               91,088                4,492
    Consolidated Edison Inc.                              150,755                4,466
    Entergy Corp.                                         163,590                4,448
    Delta Air Lines, Inc.                                  87,158                4,407
    AmSouth Bancorp                                       279,448                4,401
    Ralston-Ralston Purina Group                          220,500                4,396
    Rockwell International Corp.                          133,694                4,211
    Loews Corp.                                            70,181                4,211
    Archer-Daniels-Midland Co.                            428,271                4,202
    Praxair, Inc.                                         112,108                4,197
    McKesson HBOC, Inc.                                   200,378                4,195
    Jefferson-Pilot Corp.                                  73,353                4,140
    Norfolk Southern Corp.                                272,514                4,054
    Raytheon Co. Class B                                  209,672                4,036
    TJX Cos., Inc.                                        213,387                4,001
    Mattel, Inc.                                          302,810                3,993
    Amerada Hess Corp.                                     64,481                3,982
    Kerr-McGee Corp.                                       67,005                3,949
    Union Pacific Resources
      Group, Inc.                                         179,264                3,944
    Progressive Corp. of Ohio                              51,980                3,847
    FirstEnergy Corp.                                     164,223                3,839
    TRW, Inc.                                              87,709                3,804
    Columbia Energy Group                                  57,424                3,768
-   Watson Pharmaceuticals, Inc.                           68,667                3,691
    T. Rowe Price                                          85,858                3,649
    CP&L, INC.                                            113,584                3,628
    Ecolab, Inc.                                           92,196                3,601
    Cincinnati Financial Corp.                            114,328                3,594
    Synovus Financial Corp.                               200,871                3,540
    Tiffany & Co.                                          51,600                3,483
    Constellation Energy Group                            106,444                3,466
    Eaton Corp.                                            51,706                3,464
    UnumProvident Corp.                                   171,008                3,431
    Charter One Financial                                 149,028                3,428
    MGIC Investment Corp.                                  75,304                3,426
    J.C. Penney Co., Inc.                                 185,666                3,423

                                       5

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
VALUE INDEX FUND                                        SHARES                  (000)
---------------------------------------------------------------------------------------
    Fort James Corp.                                      146,328          $     3,384
    MBIA, Inc.                                             69,981                3,372
-   PeopleSoft, Inc.                                      198,300                3,322
-   Novellus Systems, Inc.                                 58,600                3,315
    Ameren Corp.                                           97,554                3,292
    CSX Corp.                                             155,354                3,292
    Northrop Grumman Corp.                                 49,668                3,290
    Florida Progress Corp.                                 70,176                3,288
    Bear Stearns Co., Inc.                                 78,625                3,273
-   Cabletron Systems, Inc.                               129,597                3,272
    Biomet, Inc.                                           84,132                3,234
-   Unisys Corp.                                          221,789                3,230
-   Wellpoint Health Networks Inc.
      Class A                                              44,144                3,198
    Georgia Pacific Group                                 121,280                3,184
    Johnson Controls, Inc.                                 60,955                3,128
    Regions Financial Corp.                               156,937                3,119
    DTE Energy Co.                                        101,515                3,103
    Summit Bancorp                                        125,166                3,082
    Vulcan Materials Co.                                   71,683                3,060
    Knight Ridder                                          55,284                2,940
    Bausch & Lomb, Inc.                                    37,708                2,918
    Tosco Corp.                                           102,751                2,909
    Cinergy Corp.                                         112,989                2,874
    CenturyTel, Inc.                                       99,784                2,869
-   AMR Corp.                                             106,435                2,814
    Harcourt General, Inc.                                 50,995                2,773
-   St. Jude Medical, Inc.                                 59,602                2,734
    Parker Hannifin Corp.                                  79,586                2,726
    SouthTrust Corp.                                      119,542                2,705
    Union Planters Corp.                                   96,240                2,689
-   Compuware Corp.                                       259,100                2,688
-   NCR Corp.                                              67,669                2,635
    Brown-Forman Corp. Class B                             48,724                2,619
    Sabre Holdings Corp.                                   91,824                2,617
    Tektronix, Inc.                                        35,281                2,611
    Eastman Chemical Co.                                   54,510                2,603
    The BFGoodrich Co.                                     76,319                2,600
    Fortune Brands, Inc.                                  112,572                2,596
    Newmont Mining Corp.                                  119,441                2,583
    Genuine Parts Co.                                     125,808                2,516
    Huntington Bancshares Inc.                            157,858                2,496
    Old Kent Financial Corp.                               92,987                2,487
    New Century Energies, Inc.                             82,842                2,485
    Hilton Hotels Corp.                                   264,700                2,482
-   Ceridian Corp.                                        103,053                2,480
    Sempra Energy                                         145,335                2,471
    Sherwin-Williams Co.                                  116,495                2,468
    Countrywide Credit
      Industries, Inc.                                     80,576                2,442
    Whirlpool Corp.                                        51,963                2,423
    Black & Decker Corp.                                   60,532                2,380
    PerkinElmer, Inc.                                      35,808                2,368
    GPU, Inc.                                              86,327                2,336
-   Thermo Electron Corp.                                 110,826                2,334
-   Kmart Corp.                                           342,156                2,331
    Northern States Power Co.                             114,556                2,313
    Nordstrom, Inc.                                        95,715                2,309
    Leggett & Platt, Inc.                                 139,751                2,306
    Dana Corp.                                            108,388                2,296
    H & R Block, Inc.                                      70,023                2,267
    Conseco Inc.                                          231,348                2,256
    Torchmark Corp.                                        91,167                2,251
    PPL Corp.                                             102,584                2,250
-   Toys R Us, Inc.                                       153,808                2,240
    Placer Dome, Inc.                                     232,916                2,227
    The Goodyear Tire & Rubber Co.                        111,215                2,224
    International Flavors &
      Fragrances, Inc.                                     73,102                2,207
-   Parametric Technology Corp.                           198,400                2,182
-   Novell, Inc.                                          234,357                2,168
    PACCAR, Inc.                                           54,400                2,159
    Cooper Industries, Inc.                                66,276                2,158
    Willamette Industries, Inc.                            78,819                2,148
-   AutoZone Inc.                                          95,179                2,094
-   Rowan Cos., Inc.                                       68,853                2,091
    Phelps Dodge Corp.                                     56,016                2,083
    Maytag Corp.                                           56,300                2,076
    Mallinckrodt, Inc.                                     47,788                2,076
    W.W. Grainger, Inc.                                    66,781                2,058
    Pinnacle West Capital Corp.                            60,224                2,040
    Nucor Corp.                                            60,510                2,008
-   Andrew Corp.                                           59,308                1,991
-   Inco Ltd.                                             129,194                1,986
-   HEALTHSOUTH Corp.                                     274,178                1,971
    R.R. Donnelley & Sons Co.                              86,686                1,956
    VF Corp.                                               81,268                1,935
    ITT Industries, Inc.                                   63,519                1,929
    The Mead Corp.                                         75,633                1,910
    Sunoco, Inc.                                           62,929                1,852
    Hasbro, Inc.                                          122,459                1,845
    Westvaco Corp.                                         73,825                1,832
-   Harrah's Entertainment, Inc.                           86,892                1,819
    SAFECO Corp.                                           90,752                1,804
    SuperValu Inc.                                         93,482                1,782
    Fluor Corp.                                            56,286                1,780
    Sigma-Aldrich Corp.                                    60,676                1,775
    Ashland, Inc.                                          50,240                1,762
-   Adaptec, Inc.                                          76,598                1,743
    C.R. Bard, Inc.                                        35,886                1,727
    CMS Energy Corp.                                       78,043                1,727
-   Niagara Mohawk Holdings Inc.                          122,613                1,709
    Pall Corp.                                             91,375                1,690
    Adolph Coors Co. Class B                               27,157                1,643
    Engelhard Corp.                                        93,682                1,598
    Temple-Inland Inc.                                     37,303                1,567
    Winn-Dixie Stores, Inc.                               107,659                1,541
    Autodesk, Inc.                                         43,036                1,493
    The Stanley Works                                      62,342                1,481
    Shared Medical Systems Corp.                           19,803                1,444
    Wendy's International, Inc.                            81,028                1,443
    Darden Restaurants Inc.                                88,008                1,430
    Crown Cork & Seal Co., Inc.                            95,326                1,430
-   Visteon Corp.                                         116,908                1,418
-   Office Depot, Inc.                                    224,860                1,405
-   Allied Waste Industries, Inc.                         139,123                1,391
    Liz Claiborne, Inc.                                    38,833                1,369
-   Navistar International Corp.                           44,064                1,369
    Homestake Mining Co.                                  191,296                1,315
    Bemis Co., Inc.                                        39,006                1,312
-   FMC Corp.                                              22,580                1,310
    Meredith Corp.                                         37,897                1,279

                                       6

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                        SHARES                  (000)
---------------------------------------------------------------------------------------
    Deluxe Corp.                                           53,881          $     1,270
    Great Lakes Chemical Corp.                             40,285                1,269
    Alberto-Culver Co. Class B                             41,007                1,253
    Rite Aid Corp.                                        190,691                1,251
    Eastern Enterprises                                    19,828                1,249
-   Owens-Illinois, Inc.                                  104,274                1,219
    USX-U.S. Steel Group                                   65,118                1,209
-   Quintiles Transnational Corp.                          84,640                1,196
    Snap-On Inc.                                           43,053                1,146
    NICOR, Inc.                                            34,617                1,129
    Crane Co.                                              45,426                1,104
    Allegheny Technologies Inc.                            61,258                1,103
    Hercules, Inc.                                         78,307                1,101
    Boise Cascade Corp.                                    42,101                1,089
    Brunswick Corp.                                        62,488                1,035
    Centex Corp.                                           43,725                1,028
-   Pactiv Corp.                                          126,025                  992
-   Consolidated Stores, Inc.                              81,624                  979
    American Greetings Corp. Class A                       47,557                  904
    Louisiana-Pacific Corp.                                78,306                  852
    The Timken Co.                                         45,581                  849
    Peoples Energy Corp.                                   26,205                  848
    Cummins Engine Co., Inc.                               30,511                  831
    Ryder System, Inc.                                     43,777                  829
    Dillard's Inc.                                         66,550                  815
    Thomas & Betts Corp.                                   42,495                  813
    Ball Corp.                                             22,397                  721
    Potlatch Corp.                                         21,369                  708
    Kaufman & Broad Home Corp.                             35,339                  700
    Worthington Industries, Inc.                           65,897                  692
    Pulte Corp.                                            31,847                  689
-   Reebok International Ltd.                              41,115                  655
    Longs Drug Stores, Inc.                                29,003                  631
    Raytheon Co. Class A                                   32,092                  624
    Cooper Tire & Rubber Co.                               55,881                  622
-   Humana, Inc.                                          123,941                  604
    Polaroid Corp.                                         32,954                  595
    ONEOK, Inc.                                            22,818                  592
-   W.R. Grace & Co.                                       48,500                  588
    National Service Industries, Inc.                      29,995                  585
    Briggs & Stratton Corp.                                16,938                  580
-   Manor Care, Inc.                                       75,494                  528
    Russell Corp.                                          24,416                  488
    Great Atlantic & Pacific
      Tea Co., Inc.                                        28,324                  471
    Armstrong Holdings, Inc.                               29,618                  454
    Springs Industries Inc. Class A                        13,194                  422
    McDermott International, Inc.                          43,460                  383
-   Bethlehem Steel Corp.                                  97,692                  348
-   MIPS Technologies, Inc. Class B                         6,841                  263
    IKON Office Solutions, Inc.                            45,509                  176
-   Viacom Inc. Class A                                     1,532                  105
-   Silicon Graphics, Inc.                                 13,169                   49
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $3,741,409)                                                        4,043,157
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                                          FACE                  MARKET
                                                        AMOUNT                  VALUE*
                                                         (000)                  (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1)
---------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.09%, 7/20/2000                                    $     400           $      399
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.71%, 7/3/2000--Note G                                   700                  700
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $1,099)                                                                1,099
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
    (COST $3,742,508)                                                        4,044,256
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.5%)                                      (19,550)
---------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $4,024,706
=======================================================================================

 *   See Note A in Notes to Financial Statements.

 -   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positionsrepresent 100.6% and -0.1%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)  Security segregated as initial margin for open futures contracts.

     ADR--American Depositary Receipt.





---------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                         $4,044,256
Receivables for Investment Securities Sold                                     378,434
Other Assets--Note B                                                            13,724
                                                                            -----------
   Total Assets                                                              4,436,414
                                                                            -----------
LIABILITIES
Payables for Investment Securities Purchased                                   394,981
Other Liabilities--Note G                                                       16,727
                                                                            -----------
   Total Liabilities                                                           411,708
                                                                            -----------
NET ASSETS                                                                  $4,024,706
=======================================================================================

---------------------------------------------------------------------------------------

                                                                                 AMOUNT
VALUE INDEX FUND                                                                  (000)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------
Paid in Capital--Note E                                                     $3,663,964
Undistributed Net Investment Income                                                566
Accumulated Net Realized Gains--Note E                                          58,808
Unrealized Appreciation (Depreciation)--
    Note F
    Investment Securities                                                      301,748
    Futures Contracts                                                             (380)
---------------------------------------------------------------------------------------
NET ASSETS                                                                  $4,024,706
=======================================================================================

Investor Shares--Net Assets
    Applicable to 155,678,162 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                               $3,330,493
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INVESTOR SHARES                                                            $21.39
=======================================================================================

Institutional Shares--Net Assets
    Applicable to 32,448,726 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                                 $694,213
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL SHARES                                                      $21.39
=======================================================================================

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (97.3%)(1)
--------------------------------------------------------------------------------------
    General Electric Co.                               14,736,350            $ 781,027
    Intel Corp.                                         4,990,230              667,131
-   Cisco Systems, Inc.                                10,370,018              659,144
-   Microsoft Corp.                                     7,841,305              627,304
    Pfizer, Inc.                                        9,408,864              451,625
    Exxon Mobil Corp.                                   5,187,080              407,186
    Wal-Mart Stores, Inc.                               6,641,147              382,696
-   Oracle Corp.                                        4,229,460              355,539
    Citigroup, Inc.                                     5,028,462              302,965
    International Business
      Machines Corp.                                    2,641,643              289,425
    Lucent Technologies, Inc.                           4,852,233              287,495
    American International
      Group, Inc.                                       2,296,801              269,874
    Merck & Co., Inc.                                   3,426,251              262,536
-   EMC Corp.                                           3,252,703              250,255
    SBC Communications Inc.                             5,068,810              219,226
-   Sun Microsystems, Inc.                              2,363,841              214,962
    The Coca-Cola Co.                                   3,688,016              211,830
    Johnson & Johnson                                   2,072,557              211,142
-   WorldCom, Inc.                                      4,266,130              195,709
-   Dell Computer Corp.                                 3,836,922              189,208
    Hewlett-Packard Co.                                 1,490,252              186,095
-   America Online, Inc.                                3,409,764              179,865
    Home Depot, Inc.                                    3,447,329              172,151
    Bristol-Myers Squibb Co.                            2,939,277              171,213
    Eli Lilly & Co.                                     1,682,829              168,073
    Texas Instruments, Inc.                             2,438,379              167,486
-   Viacom Inc. Class B                                 2,262,473              154,272
    Time Warner, Inc.                                   1,960,568              149,003
    AT&T Corp.                                          4,685,747              148,187
    Morgan Stanley Dean
      Witter & Co.                                      1,686,506              140,402
-   Berkshire Hathaway Inc.
      Class A                                               2,279              122,610
    The Walt Disney Co.                                 3,096,056              120,166
    BellSouth Corp.                                     2,803,600              119,503
    Bell Atlantic Corp.                                 2,303,106              117,027
    American Home Products
      Corp.                                             1,943,403              114,175
    Procter & Gamble Co.                                1,948,852              111,572
    Corning, Inc.                                         411,047              110,931
    Schering-Plough Corp.                               2,181,600              110,171
-   Applied Materials, Inc.                             1,203,380              109,056
-   Amgen, Inc.                                         1,530,030              107,485
    Bank of America Corp.                               2,469,459              106,187
    American Express Co.                                1,990,644              103,762
    Abbott Laboratories                                 2,308,810              102,886
-   Yahoo!, Inc.                                          809,503              100,277
-   JDS Uniphase Corp.                                    829,404               99,425
    Pharmacia Corp.                                     1,891,372               97,760
    PepsiCo, Inc.                                       2,147,189               95,416
    Motorola, Inc.                                      3,207,021               93,204
    Wells Fargo Co.                                     2,399,330               92,974
    Philip Morris Cos., Inc.                            3,407,319               90,507
    GTE Corp.                                           1,434,560               89,301
    Medtronic, Inc.                                     1,783,491               88,840
    The Chase Manhattan Corp.                           1,842,860               84,887
    Chevron Corp.                                         971,539               82,399
-   Sprint PCS                                          1,363,783               81,145
    Fannie Mae                                          1,501,136               78,341
    Ford Motor Co.                                      1,795,980               77,227
-   Micron Technology, Inc.                               826,743               72,805
    Enron Corp.                                         1,090,878               70,362
-   NEXTEL Communications, Inc.                         1,129,966               69,140
    E.I. du Pont de Nemours & Co.                       1,560,641               68,278
    Charles Schwab Corp.                                2,026,769               68,150
-   Juniper Networks, Inc.                                468,180               68,149
    Sprint Corp.                                        1,306,247               66,619
    Merrill Lynch & Co., Inc.                             578,024               66,473
-   QUALCOMM, Inc.                                      1,104,246               66,255
-   Veritas Software Corp.                                582,524               65,834
    McDonald's Corp.                                    1,988,315               65,490
    U S WEST, Inc.                                        756,552               64,874
    Compaq Computer Corp.                               2,530,133               64,677
-   Broadcom Corp.                                        288,800               63,229
    Schlumberger Ltd.                                     846,757               63,189
-   MediaOne Group, Inc.                                  929,620               61,647
    The Boeing Co.                                      1,349,926               56,444
-   Qwest Communications
      International Inc.                                1,123,914               55,845
-   Comcast Corp.-
      Special Class A                                   1,350,098               54,679
    Gillette Co.                                        1,561,549               54,557
    Colgate-Palmolive Co.                                 858,129               51,380
    The Bank of New York Co., Inc.                      1,099,038               51,105
-   VeriSign, Inc.                                        288,230               50,873
    Anheuser-Busch Cos., Inc.                             672,315               50,214
    Automatic Data Processing, Inc.                       933,332               49,992
-   Agilent Technologies, Inc.                            672,605               49,605
-   Siebel Systems, Inc.                                  297,512               48,662
    Minnesota Mining &
      Manufacturing Co.                                   588,979               48,591
    Walgreen Co.                                        1,499,712               48,272
-   Level 3 Communications, Inc.                          544,820               47,944
    Kimberly-Clark Corp.                                  826,771               47,436
    General Motors Corp.                                  797,240               46,290
    FleetBoston Financial Corp.                         1,340,988               45,594
    Bank One Corp.                                      1,706,596               45,331
    Computer Associates
      International, Inc.                                 875,622               44,821
    Texaco Inc.                                           821,487               43,744
-   ADC Telecommunications, Inc.                          505,206               42,374
    Marsh & McLennan Cos., Inc.                           401,229               41,903
    Freddie Mac                                         1,034,487               41,897
-   Tellabs, Inc.                                         609,403               41,706
    United Technologies Corp.                             700,204               41,224
-   Sycamore Networks, Inc.                               364,780               40,263
-   Analog Devices, Inc.                                  526,512               40,015
    Honeywell International Inc.                        1,187,704               40,011
    The Gap, Inc.                                       1,266,212               39,569
-   Xilinx, Inc.                                          478,149               39,477
    Target Corp.                                          678,538               39,355
-   Cox Communications, Inc.
      Class A                                             859,943               39,181
-   Redback Networks Inc.                                 218,336               38,864
    Emerson Electric Co.                                  635,042               38,341
-   Clear Channel
      Communications, Inc.                                504,309               37,823

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
    Alcoa Inc.                                          1,285,763             $ 37,287
-   Solectron Corp.                                       887,238               37,153
-   Immunex Corp.                                         746,100               36,885
-   Network Appliance, Inc.                               453,215               36,484
    First Union Corp.                                   1,459,057               36,203
-   CIENA Corp.                                           210,500               35,088
-   Safeway, Inc.                                         738,722               33,335
-   SDL, Inc.                                             114,100               32,540
    MBNA Corp.                                          1,193,145               32,364
    Halliburton Co.                                       660,632               31,174
    Baxter International, Inc.                            443,084               31,154
    Duke Energy Corp.                                     546,811               30,826
    First Data Corp.                                      613,236               30,432
    Dow Chemical Co.                                    1,007,413               30,411
    Firstar Corp.                                       1,443,396               30,402
    Cardinal Health, Inc.                                 409,752               30,322
-   Altera Corp.                                          296,631               30,238
-   TIBCO Software Inc.                                   281,600               30,197
-   3Com Corp.                                            522,057               30,084
-   i2 Technologies, Inc.                                 288,460               30,076
-   General Motors Corp. Class H                          342,364               30,042
-   Brocade Communications
      Systems, Inc.                                       161,700               29,669
    Linear Technology Corp.                               462,983               29,602
    Household International, Inc.                         704,083               29,263
    Fifth Third Bancorp                                   461,003               29,158
    ALLTEL Corp.                                          469,170               29,059
-   AES Corp.                                             633,990               28,926
-   Maxim Integrated Products, Inc.                       421,244               28,618
    Electronic Data Systems Corp.                         693,144               28,592
    Bestfoods                                             409,134               28,332
-   Ariba, Inc.                                           288,900               28,326
-   Metromedia Fiber Network, Inc.                        712,814               28,290
-   VoiceStream Wireless Corp.                            240,959               28,023
-   The Kroger Co.                                      1,244,220               27,451
    Williams Cos., Inc.                                   658,274               27,442
    Eastman Kodak Co.                                     461,056               27,433
-   Gateway, Inc.                                         479,514               27,212
-   Kohl's Corp.                                          486,099               27,039
-   E-Tek Dynamics, Inc.                                  101,500               26,777
    Mellon Financial Corp.                                731,992               26,672
    J.P. Morgan & Co., Inc.                               241,955               26,645
    Sara Lee Corp.                                      1,333,898               25,761
    Illinois Tool Works, Inc.                             449,305               25,610
-   Exodus Communications, Inc.                           551,900               25,422
    State Street Corp.                                    239,433               25,395
-   Apple Computer, Inc.                                  484,619               25,382
    HCA-The Healthcare Co.                                830,946               25,240
-   LSI Logic Corp.                                       457,459               24,760
    Allstate Corp.                                      1,109,586               24,688
    Gannett Co., Inc.                                     409,025               24,465
    Associates First Capital Corp.                      1,085,341               24,217
    Washington Mutual, Inc.                               822,069               23,737
    Omnicom Group Inc.                                    264,422               23,550
    Lowe's Cos., Inc.                                     569,730               23,395
    CVS Corp.                                             581,487               23,259
    Paychex, Inc.                                         553,334               23,240
    Adobe Systems, Inc.                                   178,490               23,204
    H.J. Heinz Co.                                        524,896               22,964
    CIGNA Corp.                                           243,304               22,749
-   Guidant Corp.                                         456,661               22,605
    American General Corp.                                370,141               22,579
    Conoco Inc. Class B                                   917,564               22,538
    Southern Co.                                          964,440               22,484
-   AMFM Inc.                                             323,546               22,325
-   MedImmune Inc.                                        301,377               22,302
-   Costco Wholesale Corp.                                665,699               21,968
    AXA Financial, Inc.                                   644,782               21,923
    U.S. Bancorp                                        1,120,348               21,567
    Northern Trust Corp.                                  331,251               21,552
-   Genentech, Inc.                                       125,010               21,502
    International Paper Co.                               716,502               21,361
-   Comverse Technology, Inc.                             227,553               21,162
-   eBay Inc.                                             388,600               21,106
-   Infinity Broadcasting Corp.                           578,728               21,087
    Albertson's, Inc.                                     631,248               20,989
    Sysco Corp.                                           496,551               20,917
    SunTrust Banks, Inc.                                  455,193               20,797
    UnitedHealth Group Inc.                               241,483               20,707
    Xerox Corp.                                           992,824               20,601
    PE Corp.-PE Biosystems Group                          310,472               20,452
    PNC Financial Services Group                          432,771               20,286
-   Vitesse Semiconductor Corp.                           271,000               19,935
-   Inktomi Corp.                                         164,600               19,464
    Coastal Corp.                                         318,855               19,410
-   CMGI Inc                                              422,971               19,377
    Interpublic Group of Cos., Inc.                       449,590               19,332
-   Best Buy Co., Inc.                                    304,660               19,270
    Phillips Petroleum Co.                                377,794               19,149
    Providian Financial Corp.                             212,038               19,083
-   BroadVision, Inc.                                     375,551               19,083
-   Amazon.com, Inc.                                      524,300               19,039
-   Foundry Networks, Inc.                                172,200               19,028
-   Teradyne, Inc.                                        258,148               18,974
-   InfoSpace, Inc.                                       341,880               18,889
-   Sanmina Corp.                                         220,668               18,867
-   Seagate Technology Inc.                               338,653               18,626
-   Computer Sciences Corp.                               249,344               18,623
    Campbell Soup Co.                                     629,615               18,338
    AFLAC, Inc.                                           395,543               18,170
-   BEA Systems, Inc.                                     366,200               18,104
    The Hartford Financial
      Services Group Inc.                                 323,425               18,092
-   Applied Micro Circuits Corp.                          182,406               18,013
    Kellogg Co.                                           604,397               17,981
-   McLeodUSA, Inc. Class A                               862,515               17,843
-   Advanced Micro Devices, Inc.                          228,351               17,640
    Scientific-Atlanta, Inc.                              236,683               17,633
    Caterpillar, Inc.                                     519,496               17,598
    Carnival Corp.                                        900,749               17,565
    El Paso Energy Corp.                                  344,606               17,553
    Waste Management, Inc.                                922,650               17,530
    Harley-Davidson, Inc.                                 452,394               17,417
    Sears, Roebuck & Co.                                  525,423               17,142
    Lehman Brothers
      Holdings, Inc.                                      180,132               17,034
    Transocean Sedco Forex Inc.                           311,881               16,666
    General Mills, Inc.                                   433,055               16,564
-   FedEx Corp.                                           432,137               16,421
    Wachovia Corp.                                        301,724               16,369
-   KLA-Tencor Corp.                                      277,153               16,231

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
    Tribune Co.                                           462,196             $ 16,177
    NIKE, Inc. Class B                                    406,295               16,176
    The Chubb Corp.                                       259,910               15,984
-   Univision
      Communications Inc.                                 152,795               15,814
-   Conexant Systems, Inc.                                323,620               15,736
    Baker Hughes, Inc.                                    490,500               15,696
    Avon Products, Inc.                                   352,709               15,696
    The McGraw-Hill Cos., Inc.                            289,822               15,650
    The Clorox Co.                                        348,660               15,624
    General Dynamics Corp.                                299,004               15,623
    Dynegy, Inc.                                          226,723               15,488
-   Portal Software, Inc.                                 240,900               15,387
    National City Corp.                                   898,460               15,330
    Pitney Bowes, Inc.                                    382,011               15,280
-   Millennium
      Pharmaceuticals, Inc.                               136,534               15,275
    Dominion Resources, Inc.                              352,639               15,119
-   Cendant Corp.                                       1,074,428               15,042
-   Vignette Corp.                                        286,868               14,922
-   National Semiconductor Corp.                          262,335               14,888
    Weyerhaeuser Co.                                      345,305               14,848
    Lockheed Martin Corp.                                 594,530               14,752
    Burlington Northern
      Santa Fe Corp.                                      642,412               14,735
-   Rambus Inc.                                           142,700               14,698
    Kansas City Southern
    Industries, Inc.                                      165,571               14,684
    Intimate Brands, Inc.                                 743,250               14,679
    The Quaker Oats Co.                                   194,490               14,611
    Allergan, Inc.                                        192,541               14,344
-   Biogen, Inc.                                          221,136               14,263
    American Electric
      Power Co., Inc.                                     477,956               14,159
    PG&E Corp.                                            571,169               14,065
    Molex, Inc.                                           292,124               14,058
-   Jabil Circuit, Inc.                                   283,100               14,049
    Southwest Airlines Co.                                737,245               13,962
    ConAgra, Inc.                                         731,274               13,940
    The Limited, Inc.                                     638,153               13,800
    Union Pacific Corp.                                   368,188               13,692
    Wrigley, (Wm.) Jr. Co.                                169,110               13,561
    Aetna Inc.                                            209,406               13,441
-   BMC Software, Inc.                                    363,562               13,264
-   Boston Scientific Corp.                               604,154               13,254
-   Cablevision Systems Corp.
      Class B                                             193,800               13,154
    RadioShack Corp.                                      277,371               13,140
-   Sepracor Inc.                                         108,828               13,127
    FPL Group, Inc.                                       264,068               13,071
    Reliant Energy, Inc.                                  440,620               13,026
    Capital One Financial Corp.                           290,947               12,983
-   NEXTLINK Communications, Inc.                         341,130               12,942
-   Lexmark International
      Group, Inc. Class A                                 191,601               12,885
    Deere & Co.                                           347,693               12,865
    Marriott International, Inc.
      Class A                                             356,347               12,851
-   Forest Laboratories, Inc.                             125,884               12,714
-   Chiron Corp.                                          266,607               12,664
    Stryker Corp.                                         289,100               12,648
-   NTL Inc.                                              210,091               12,579
    Nabisco Group Holdings Corp.                          483,894               12,551
    Tenet Healthcare Corp.                                463,631               12,518
-   Calpine Corp.                                         189,700               12,473
-   Intuit, Inc.                                          300,600               12,437
    Equity Office Properties
      Trust REIT                                          450,339               12,412
    BB&T Corp.                                            517,820               12,363
-   Rational Software Corp.                               132,433               12,308
    Burlington Resources, Inc.                            319,810               12,233
    Dover Corp.                                           301,418               12,226
-   Atmel Corp.                                           330,600               12,191
    Delphi Automotive
      Systems Corp.                                       834,432               12,151
-   CDW Computer Centers, Inc.                            192,800               12,050
    Masco Corp.                                           664,955               12,011
-   GlobeSpan, Inc.                                        97,888               11,950
    Unocal Corp.                                          360,003               11,925
    Vastar Resources, Inc.                                144,900               11,900
    May Department Stores Co.                             493,465               11,843
-   Convergys Corp.                                       227,258               11,789
    Aon Corp.                                             379,066               11,775
-   Waters Corp.                                           93,950               11,726
-   American Power
      Conversion Corp.                                    287,287               11,725
-   RealNetworks, Inc.                                    231,390               11,700
    Textron, Inc.                                         213,785               11,611
-   Aether Systems, Inc.                                   56,585               11,600
    USX-Marathon Group                                    462,155               11,583
    TXU Corp.                                             390,901               11,532
-   Vitria Technology, Inc.                               188,500               11,522
    Occidental Petroleum Corp.                            546,328               11,507
-   Mercury Interactive Corp.                             118,272               11,443
    PPG Industries, Inc.                                  258,107               11,437
    KeyCorp                                               648,424               11,428
-   EchoStar Communications
      Corp.                                               343,060               11,359
-   At Home Corp. Series A                                541,644               11,239
    Avery Dennison Corp.                                  166,089               11,149
    Rohm & Haas Co.                                       323,121               11,148
    Public Service Enterprise
      Group, Inc.                                         320,643               11,102
-   Staples, Inc.                                         720,784               11,082
-   John Hancock Financial
      Services, Inc.                                      467,600               11,076
    Symbol Technologies, Inc.                             203,618               10,995
    Franklin Resources Corp.                              361,021               10,966
-   Human Genome Sciences, Inc.                            81,200               10,830
    Becton, Dickinson & Co.                               374,002               10,729
    St. Paul Cos., Inc.                                   314,402               10,729
-   Federated Department
      Stores, Inc.                                        317,499               10,716
-   Novellus Systems, Inc.                                186,389               10,543
-   Next Level
      Communications, Inc.                                122,400               10,496
    Air Products &
      Chemicals, Inc.                                     339,870               10,472
-   Commerce One, Inc.                                    230,500               10,463
-   RF Micro Devices, Inc.                                119,100               10,436
    Comerica, Inc.                                        231,772               10,401
-   Starbucks Corp.                                       272,004               10,387
    Danaher Corp.                                         209,702               10,367
-   Allegiance Telecom, Inc.                              160,466               10,270
    Lincoln National Corp.                                284,130               10,264

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
-   USA Networks, Inc.                                    474,004             $ 10,250
    PECO Energy Corp.                                     253,753               10,229
    Edison International                                  497,454               10,198
    Unicom Corp.                                          263,487               10,194
    Newell Rubbermaid, Inc.                               395,006               10,171
    Coca-Cola Enterprises, Inc.                           623,366               10,169
    The Goldman Sachs Group, Inc.                         106,000               10,057
-   American Tower Corp. Class A                          240,800               10,038
    Circuit City Stores, Inc.                             301,080                9,992
    New York Times Co. Class A                            251,919                9,951
-   Art Technology Group, Inc.                             98,500                9,942
    Apache Corp.                                          168,653                9,919
    Union Carbide Corp.                                   199,567                9,879
    Hershey Foods Corp.                                   203,368                9,863
    PaineWebber Group, Inc.                               215,757                9,817
    Ingersoll-Rand Co.                                    239,821                9,653
    Dow Jones & Co., Inc.                                 131,372                9,623
-   IVAX Corp.                                            231,350                9,601
-   Priceline.com Inc.                                    252,400                9,587
    United Parcel Service, Inc.                           162,300                9,576
    Golden West Financial Corp.                           234,332                9,564
    Dollar General Corp.                                  487,731                9,511
    Consolidated Edison Inc.                              319,146                9,455
    Entergy Corp.                                         344,800                9,374
    Anadarko Petroleum Corp.                              189,885                9,364
    Starwood Hotels & Resorts
      Worldwide, Inc. REIT                                289,472                9,354
-   Sapient Corp.                                          87,268                9,332
-   Software.com, Inc.                                     71,000                9,221
-   CNA Financial Corp.                                   271,184                9,220
    Delta Air Lines, Inc.                                 181,483                9,176
    AmSouth Bancorp                                       582,240                9,170
-   TMP Worldwide, Inc.                                   124,000                9,153
    Cintas Corp.                                          248,450                9,115
    Estee Lauder Cos. Class A                             184,242                9,108
    Ralston-Ralston Purina Group                          454,705                9,066
-   Nabors Industries, Inc.                               217,000                9,019
    Telephone & Data Systems, Inc.                         89,800                9,002
-   ALZA Corp.                                            152,187                8,998
-   Lycos, Inc.                                           162,704                8,786
    Rockwell International Corp.                          278,681                8,778
    Loews Corp.                                           146,189                8,771
    Archer-Daniels-Midland Co.                            892,463                8,757
    Equity Residential Properties
      Trust REIT                                          190,213                8,750
    Praxair, Inc.                                         233,708                8,749
    McKesson HBOC, Inc.                                   417,512                8,742
    SLM Holding Corp.                                     232,160                8,691
    Jefferson-Pilot Corp.                                 152,850                8,626
    Raytheon Co. Class B                                  441,705                8,503
-   Crown Castle International Corp.                      231,500                8,450
    Norfolk Southern Corp.                                567,833                8,446
-   SCI Systems, Inc.                                     214,932                8,423
    TJX Cos., Inc.                                        444,591                8,336
-   Integrated Device
      Technology Inc.                                     138,800                8,311
    Amerada Hess Corp.                                    134,283                8,292
    Mattel, Inc.                                          628,730                8,291
-   Micromuse Inc.                                        49,968                 8,269
-   Kana Communications, Inc.                             133,614                8,267
-   Thermo Electron                                       384,850                8,259
-   Internap Network Services Corp.                       198,900                8,257
-   Extreme Networks, Inc.                                 78,133                8,243
    Kerr-McGee Corp.                                      139,558                8,225
-   Concord EFS, Inc.                                     316,305                8,224
    Union Pacific Resources
      Group, Inc.                                         373,610                8,219
    BroadWing Inc.                                        316,865                8,219
-   U.S. Cellular Corp.                                   129,800                8,177
-   Noble Drilling Corp.                                  198,300                8,167
    Donaldson, Lufkin & Jenrette, Inc.                    188,900                8,016
    Progressive Corp. of Ohio                             108,126                8,001
    FirstEnergy Corp.                                     342,229                8,000
-   Fox Entertainment Group, Inc.
      Class A                                             261,300                7,937
    TRW, Inc.                                             182,824                7,930
    IMS Health, Inc.                                      440,417                7,928
-   Fiserv, Inc.                                          182,327                7,886
-   TV Guide, Inc.                                        229,700                7,867
-   Adelphia Communications
      Corp. Class A                                       167,704                7,861
-   Metro-Goldwyn-Mayer Inc.                              299,020                7,812
    Columbia Energy Group                                 118,907                7,803
-   PE Corp.-Celera Genomics
      Group                                                83,330                7,791
-   Vishay Intertechnology, Inc.                          203,950                7,737
-   BJ Services Co.                                       123,589                7,724
-   Watson Pharmaceuticals, Inc.                          143,097                7,691
    T. Rowe Price                                         179,060                7,610
    MGM Grand, Inc.                                       236,378                7,594
    CP&L, INC.                                            236,683                7,559
-   Bed Bath & Beyond, Inc.                               208,072                7,543
-   Robert Half International, Inc.                       263,524                7,510
-   Cypress Semiconductor Corp.                           177,694                7,508
    Ecolab, Inc.                                          192,187                7,507
-   King Pharmaceuticals, Inc.                            170,928                7,499
    Cincinnati Financial Corp.                            238,269                7,491
-   Genzyme Corp.                                         125,778                7,476
-   Cadence Design Systems, Inc.                          366,462                7,467
    Synovus Financial Corp.                               418,536                7,377
-   IDEC Pharmaceuticals Corp.                             62,800                7,367
    ENSCO International, Inc.                             204,624                7,328
-   Global Marine, Inc.                                   259,800                7,323
-   Burr-Brown Corp.                                       83,612                7,248
    Constellation Energy Group                            221,768                7,221
    Devon Energy Corp.                                    128,509                7,221
    Eaton Corp.                                           107,731                7,218
    Tiffany & Co.                                         106,919                7,217
-   QLogic Corp.                                          109,016                7,202
-   Abgenix, Inc.                                          59,700                7,156
    UnumProvident Corp.                                   356,418                7,151
    Charter One Financial                                 310,594                7,144
-   E*TRADE Group, Inc.                                   432,915                7,143
    MGIC Investment Corp.                                 156,849                7,137
    J.C. Penney Co., Inc.                                 386,811                7,132
-   Peregrine Systems, Inc.                               204,756                7,102
-   DST Systems, Inc.                                      93,100                7,087
-   Macromedia, Inc.                                       73,223                7,080
    Diamond Offshore Drilling, Inc.                       201,100                7,064
    Fort James Corp.                                      304,889                7,051
-   Quest Software, Inc.                                  126,578                7,009
    MBIA, Inc.                                            145,354                7,004

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
    Reliastar Financial Corp.                             132,841             $  6,966
-   Electronic Arts Inc.                                   95,332                6,953
-   webMethods, Inc.                                       44,220                6,951
-   PSINet, Inc.                                          275,852                6,931
-   LAM Research Corp.                                    184,503                6,919
-   Amkor Technology, Inc.                                194,600                6,872
-   PeopleSoft, Inc.                                      410,199                6,871
    Ameren Corp.                                          203,285                6,861
    CSX Corp.                                             323,814                6,861
    Dun & Bradstreet Corp.                                239,669                6,861
-   Phone.com, Inc.                                       105,067                6,842
    Florida Progress Corp.                                145,667                6,828
    Bear Stearns Co., Inc.                                163,948                6,824
-   Cabletron Systems, Inc.                               270,220                6,823
    Northrop Grumman Corp.                                102,796                6,810
-   R & B Falcon Corp.                                    287,913                6,784
    Biomet, Inc.                                          176,320                6,777
-   Microchip Technology, Inc.                            116,025                6,760
    Washington Post Co. Class B                            14,100                6,740
-   Affymetrix, Inc.                                       40,800                6,737
-   Citizens Communications Co.                           390,351                6,734
-   Unisys Corp.                                          462,144                6,730
-   DoubleClick Inc.                                      175,398                6,687
-   Wellpoint Health Networks Inc.
      Class A                                              92,048                6,668
    Georgia Pacific Group                                 252,729                6,634
-   Copper Mountain Networks, Inc.                         75,200                6,627
-   Entrust Technologies, Inc.                             79,300                6,562
-   Cree, Inc.                                             49,096                6,554
-   Verio Inc.                                            118,100                6,553
    Johnson Controls, Inc.                                127,031                6,518
    Regions Financial Corp.                               327,075                6,501
    DTE Energy Co.                                        211,349                6,459
    Summit Bancorp                                        260,774                6,422
    The Pepsi Bottling Group, Inc.                        219,600                6,410
-   Weatherford International, Inc.                       160,929                6,407
    Marshall & Ilsley Corp.                               153,991                6,391
    Vulcan Materials Co.                                  149,308                6,374
-   Metropolitan Life Insurance Co.                       301,400                6,348
-   NVIDIA Corp.                                           99,800                6,344
    The CIT Group, Inc.                                   389,800                6,334
-   MRV Communications Inc.                                93,772                6,306
-   Tricon Global Restaurants, Inc.                       218,452                6,171
-   ISS Group, Inc.                                        62,400                6,161
    Reader's Digest Assn., Inc. Class A                   154,606                6,146
    Young & Rubicam Inc.                                  107,397                6,142
    Knight Ridder                                         115,160                6,125
    KeySpan Corp.                                         198,735                6,111
-   Red Hat, Inc.                                         225,100                6,092
-   SunGard Data Systems, Inc.                            196,300                6,085
    Bausch & Lomb, Inc.                                    78,581                6,080
    Tosco Corp.                                           214,198                6,064
-   Efficient Networks, Inc.                               82,300                6,054
-   SanDisk Corp.                                          98,700                6,039
-   Dollar Tree Stores, Inc.                              152,368                6,028
-   Andrx Corp.                                            94,300                6,028
-   Alteon Websystems, Inc.                                60,000                6,004
    Cinergy Corp.                                         235,588                5,993
-   Finisar Corp.                                         228,206                5,976
    CenturyTel, Inc.                                      207,759                5,973
    Santa Fe International Corp.                          170,300                5,950
    AVX Corp.                                             258,700                5,934
-   AMR Corp.                                             221,818                5,864
    EOG Resources, Inc.                                   174,924                5,860
    Kinder Morgan, Inc.                                   169,359                5,853
    Zions Bancorp                                         126,588                5,809
    Harcourt General, Inc.                                106,760                5,805
-   Protein Design Labs, Inc.                              34,900                5,757
-   Western Wireless Corp.
      Class A                                             104,922                5,718
-   St. Jude Medical, Inc.                                124,047                5,691
-   Westwood One, Inc.                                    166,600                5,685
    Parker Hannifin Corp.                                 165,967                5,684
    E.W. Scripps Co. Class A                              115,176                5,672
-   SPX Corp.                                              46,903                5,672
    AMBAC Financial Group Inc.                            103,444                5,670
-   Safeguard Scientifics, Inc.                           176,282                5,652
    SouthTrust Corp.                                      249,173                5,638
-   Celgene Corp.                                          95,300                5,611
    Simon Property Group, Inc.
      REIT                                                252,872                5,611
    Union Planters Corp.                                  200,635                5,605
-   Power-One, Inc.                                        49,150                5,600
    Montana Power Co.                                     157,300                5,555
-   MiniMed, Inc.                                          47,000                5,546
-   Compuware Corp.                                       534,323                5,544
-   Terayon Communications
      Systems, Inc.                                        85,700                5,505
-   Park Place Entertainment                              450,898                5,495
    Equifax, Inc.                                         209,251                5,493
-   NCR Corp.                                             141,013                5,491
-   Smith International, Inc.                              75,200                5,475
    Sabre Holdings Corp.                                  191,199                5,449
-   TriQuint Semiconductor, Inc.                           56,900                5,445
    Old Kent Financial Corp.                              203,500                5,444
-   Micrel, Inc.                                          125,100                5,434
-   Knight Trading Group, Inc.                            182,200                5,432
    The BFGoodrich Co.                                    159,093                5,419
    Fortune Brands, Inc.                                  234,663                5,412
    Eastman Chemical Co.                                  113,330                5,412
    Brown-Forman Corp. Class B                            100,593                5,407
    Newmont Mining Corp.                                  248,779                5,380
-   Sealed Air Corp.                                      102,458                5,366
-   Infonet Services Corp.                                449,100                5,361
-   Advanced Fibre
      Communications, Inc.                                117,400                5,320
-   UnitedGlobalCom Inc. Class A                          113,200                5,292
    Huntington Bancshares Inc.                            333,003                5,266
    Tektronix, Inc.                                        71,025                5,256
    Genuine Parts Co.                                     262,103                5,242
    ServiceMaster Co.                                     455,650                5,183
    New Century Energies, Inc.                            172,618                5,179
-   Ceridian Corp.                                        214,855                5,170
-   Citrix Systems, Inc.                                  272,408                5,159
    A.G. Edwards & Sons, Inc.                             132,249                5,158
-   E.Piphany Inc.                                         48,100                5,156
-   PRIMEDIA Inc.                                         226,500                5,153
    Sempra Energy                                         302,855                5,149
-   Spectrasite Holdings, Inc.                            181,310                5,145
    Sherwin-Williams Co.                                  242,699                5,142
-   Cooper Cameron Corp.                                   77,900                5,141

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
-   International Rectifier Corp.                          91,600             $  5,130
    ProLogis Trust REIT                                   240,517                5,126
    Hilton Hotels Corp.                                   545,920                5,118
    Millipore Corp.                                        67,339                5,076
    M & T Bank Corp.                                       11,256                5,065
    Countrywide Credit
      Industries, Inc.                                    166,989                5,062
    Whirlpool Corp.                                       108,322                5,051
-   Lattice Semiconductor Corp.                            73,000                5,046
    Comdisco, Inc.                                        225,285                5,027
-   TeleCorp PCS, Inc.                                    123,800                4,991
-   Polycom, Inc.                                          52,800                4,968
    Black & Decker Corp.                                  126,149                4,959
    Family Dollar Stores, Inc.                            253,500                4,959
-   Critical Path, Inc.                                    84,900                4,951
    Consolidated Papers                                   135,300                4,947
    Royal Caribbean Cruises, Ltd.                         266,400                4,928
-   Varco International, Inc.                             211,043                4,907
-   Agile Software Corp.                                   68,950                4,874
    GPU, Inc.                                             179,798                4,866
    BHC Communications, Inc.
      Class A                                              32,385                4,862
-   Kmart Corp.                                           712,969                4,857
-   Health Management
      Associates Class A                                  371,432                4,852
-   Digital Island Inc.                                    99,700                4,848
    PerkinElmer, Inc.                                      73,127                4,836
    Nordstrom, Inc.                                       200,288                4,832
-   Continental Airlines, Inc.
      Class B                                             102,800                4,832
    Northeast Utilities                                   221,300                4,813
    Leggett & Platt, Inc.                                 291,279                4,806
    Dana Corp.                                            226,666                4,802
-   Toys R Us, Inc.                                       328,816                4,788
-   Hispanic Broadcasting Corp.                           144,200                4,777
-   Fairchild Semiconductor Corp.                         117,619                4,764
-   Symantec Corp.                                         87,988                4,746
-   Quest Diagnostics, Inc.                                66,256                4,741
-   Quanta Services, Inc.                                  85,950                4,727
-   Gilead Sciences, Inc.                                  66,458                4,727
    H & R Block, Inc.                                     145,762                4,719
    Conseco Inc.                                          482,201                4,701
    Northern States Power Co.                             232,869                4,701
    PPL Corp.                                             213,857                4,691
    Torchmark Corp.                                       189,949                4,689
    The Goodyear Tire & Rubber Co.                        231,782                4,636
    Keebler Foods Co.                                     124,800                4,633
-   Scient Corp.                                          104,790                4,624
    International Flavors &
      Fragrances, Inc.                                    152,476                4,603
-   Lamar Advertising Co. Class A                         106,200                4,600
    LG&E Energy Corp.                                     192,457                4,595
    Hannaford Brothers Co.                                 63,900                4,593
-   TranSwitch Corp.                                       59,350                4,581
    Legg Mason Inc.                                        90,020                4,501
    Cooper Industries, Inc.                               138,207                4,500
    PACCAR, Inc.                                          113,310                4,497
-   Novell, Inc.                                          485,732                4,493
    Allegheny Energy, Inc.                                163,900                4,487
-   Virata Corp.                                           75,200                4,484
    Willamette Industries, Inc.                           164,188                4,474
    UnionBanCal Corp.                                     241,011                4,474
-   Parametric Technology Corp.                           406,651                4,473
-   AutoZone Inc.                                         203,202                4,470
-   ImClone Systems, Inc.                                  58,400                4,464
    North Fork Bancorp, Inc.                              295,133                4,464
    Vornado Realty Trust REIT                             128,400                4,462
-   Arrow Electronics, Inc.                               143,298                4,442
-   CheckFree Holdings Corp.                               85,900                4,429
-   Winstar Communications, Inc.                          130,600                4,424
    Newport Corp.                                          41,200                4,424
-   Macrovision Corp.                                      69,100                4,417
    Spieker Properties, Inc. REIT                          95,600                4,398
    Potomac Electric Power Co.                            175,900                4,397
    Total System Services, Inc.                           276,686                4,392
-   Silicon Valley Bancshares                             102,600                4,373
    Public Storage, Inc. REIT                             186,002                4,359
-   Digital Lightwave, Inc.                                43,200                4,342
    Phelps Dodge Corp.                                    116,650                4,338
    Archstone Communities
      Trust REIT                                          205,668                4,332
    Mallinckrodt, Inc.                                     99,634                4,328
-   SFX Entertainment, Inc.                                95,382                4,322
    UAL Corp.                                              74,180                4,316
-   CSG Systems International, Inc.                        76,900                4,311
    DPL Inc.                                              195,977                4,299
    R.J. Reynolds Tobacco
      Holdings, Inc.                                      153,398                4,286
    Maytag Corp.                                          116,188                4,284
    W.W. Grainger, Inc.                                   138,903                4,280
    Apartment Investment &
      Management Co. Class A REIT                          98,696                4,269
-   American Standard Cos., Inc.                          103,900                4,260
    Transatlantic Holdings, Inc.                           50,800                4,255
    Pinnacle West Capital Corp.                           125,564                4,253
-   Netro Corp.                                            74,100                4,251
-   Triton PCS, Inc.                                       73,600                4,250
-   Medarex, Inc.                                          50,050                4,229
-   AutoNation, Inc.                                      597,158                4,217
-   Rowan Cos., Inc.                                      138,649                4,211
-   Network Associates, Inc.                              205,839                4,194
    Duke Realty Investments, Inc. REIT                    187,406                4,193
    Nucor Corp.                                           126,143                4,186
    DQE Inc.                                              105,707                4,182
-   Smurfit-Stone Container Corp.                         323,823                4,169
-   Republic Services, Inc. Class A                       260,500                4,168
    Allmerica Financial Corp.                              79,515                4,165
    Federated Investors, Inc.                             118,600                4,158
-   Tritel, Inc.                                          139,982                4,156
-   Charter Communications, Inc.                          251,800                4,139
-   Jones Apparel Group, Inc.                             175,762                4,130
    Sigma-Aldrich Corp.                                   140,661                4,114
-   HEALTHSOUTH Corp.                                     571,432                4,107
-   Vertex Pharmaceuticals, Inc.                           38,900                4,099
-   Amphenol Corp.                                         61,800                4,090
-   Tekelec                                                84,800                4,086
-   RSA Security Inc.                                      59,000                4,086
    R.R. Donnelley & Sons Co.                             180,742                4,078
-   VerticalNet, Inc.                                     110,400                4,078
-   Credence Systems Corp.                                 73,700                4,067
-   Sawtek Inc.                                            70,600                4,064

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
-   Techne                                                 31,100             $  4,043
    VF Corp.                                              169,343                4,032
-   Informatica Corp.                                      49,100                4,023
    Delhaize America, Inc. Class A                        227,400                4,022
-   Grant Prideco, Inc.                                   160,829                4,021
    Avalonbay Communities, Inc. REIT                       96,263                4,019
-   Plug Power, Inc.                                       64,100                4,006
-   Powerwave Technologies, Inc.                           91,000                4,004
-   Healtheon/WebMD Corp.                                 270,200                4,002
-   MarchFirst, Inc.                                      219,091                3,998
-   Andrew Corp.                                          118,867                3,989
    Nabisco Holdings Corp. Class A                         75,800                3,980
-   Wind River Systems Inc.                               104,652                3,964
-   Interwoven, Inc.                                       36,000                3,959
    ITT Industries, Inc.                                  130,333                3,959
-   Digital Microwave Corp.                               103,354                3,940
    First Security Corp.                                  290,182                3,936
-   Liberate Technologies, Inc.                           133,800                3,922
-   Ditech Communications Corp.                            41,460                3,921
    Murphy Oil Corp.                                       65,700                3,905
-   Silicon Storage Technology, Inc.                       44,100                3,895
-   Diamond Technology Partners Inc.                       44,233                3,892
    Boston Properties, Inc. REIT                          100,600                3,886
    Waddell & Reed Financial, Inc. Class B                133,501                3,880
    Avnet, Inc.                                            65,382                3,874
-   Incyte Genomics, Inc.                                  47,100                3,871
    Jones Pharma, Inc.                                     96,612                3,858
-   US Airways Group, Inc.                                 98,732                3,851
    The Mead Corp.                                        152,284                3,845
    Hasbro, Inc.                                          255,064                3,842
    Sunoco, Inc.                                          130,481                3,841
-   Pinnacle Holdings Inc. REIT                            71,100                3,839
-   Northwest Airlines Corp. Class A                      125,300                3,814
-   Alkermes, Inc.                                         80,800                3,808
-   Proxicom, Inc.                                         79,400                3,801
-   Harrah's Entertainment, Inc.                          181,234                3,795
    The St. Joe Co.                                       126,100                3,783
    Viad Corp.                                            138,763                3,781
    SAFECO Corp.                                          189,181                3,760
    SCANA Corp.                                           155,464                3,751
-   Niagara Mohawk Holdings Inc.                          268,255                3,739
    TECO Energy, Inc.                                     185,900                3,730
    Financial Security Assurance
      Holdings Ltd.                                        49,100                3,725
    Popular, Inc.                                         195,156                3,720
-   NetIQ Corp.                                            62,310                3,715
    SuperValu Inc.                                        194,883                3,715
-   Semtech Corp.                                          48,500                3,709
    Kimco Realty Corp. REIT                                90,350                3,704
    Westvaco Corp.                                        149,003                3,697
-   Enzo Biochem, Inc.                                     53,300                3,678
    Ashland, Inc.                                         104,589                3,667
-   Cor Therapeutics, Inc.                                 42,900                3,660
    Dallas Semiconductor Corp.                             89,600                3,651
-   Inet Technologies, Inc.                                66,500                3,608
    CMS Energy Corp.                                      162,749                3,601
    C.R. Bard, Inc.                                        74,819                3,601
    Manpower Inc.                                         112,500                3,600
-   BJ's Wholesale Club, Inc.                             108,525                3,581
    Fluor Corp.                                           112,812                3,568
-   Synopsys, Inc.                                        103,186                3,566
    Wisconsin Energy Corp.                                179,523                3,557
-   AmeriSource Health Corp.                              114,592                3,552
    Expeditors International of
      Washington, Inc.                                     74,600                3,544
    UST, Inc.                                             240,549                3,533
    American Water Works Co., Inc.                        141,200                3,530
-   Ocean Energy, Inc.                                    248,586                3,527
-   Emulex Corp.                                           53,600                3,521
    Crescent Real Estate, Inc. REIT                       171,600                3,518
-   Adaptec, Inc.                                         154,069                3,505
-   Acxiom Corp.                                          128,578                3,504
    Hormel Foods Corp.                                    208,400                3,504
    Energy East Corp.                                     183,794                3,504
    Mylan Laboratories, Inc.                              191,950                3,503
-   Mercator Software, Inc.                                50,900                3,499
-   Express Scripts                                        56,200                3,491
    Global TeleSystems, Inc.                              289,100                3,487
-   NaviSite, Inc.                                         82,900                3,466
-   Clarent Corp.                                          48,100                3,439
-   Adtran, Inc.                                           57,400                3,437
-   Covad Communications Group, Inc.                      213,025                3,435
-   Chris-Craft Industries, Inc.                           51,827                3,424
-   Outback Steakhouse                                    116,200                3,399
    Neuberger Berman Inc.                                  73,000                3,395
    Pall Corp.                                            183,315                3,391
    NSTAR                                                  83,142                3,383
    Harris Corp.                                          102,614                3,361
    Bowater Inc.                                           76,100                3,358
    Banknorth Group, Inc.                                 218,657                3,348
-   Tech Data Corp.                                        76,822                3,347
    NiSource, Inc.                                        179,660                3,346
-   Nuance Communications Inc.                             40,100                3,341
-   Williams Communications Group, Inc.                   100,500                3,335
-   The Titan Corp.                                        74,400                3,329
-   Cognex Corp.                                           64,100                3,317
    McCormick & Co., Inc.                                 101,917                3,312
-   CacheFlow Inc.                                         53,203                3,275
-   HomeStore.com, Inc.                                   112,000                3,269
    ICN Pharmaceuticals, Inc.                             117,491                3,268
-   SonicWALL, Inc.                                        37,100                3,267
    Temple-Inland Inc.                                     77,737                3,265
-   Golden State Bancorp Inc.                             181,343                3,264
    Adolph Coors Co. Class B                               53,864                3,259
-   Hanover Compressor Co.                                 85,700                3,257
    Tidewater Inc.                                         90,300                3,251
-   Invitrogen Corp.                                       43,200                3,249
-   Informix Corp.                                        434,749                3,233
-   KEMET Corp.                                           128,900                3,231
    True North Communications                              73,100                3,216
    International Speedway Corp.                           77,700                3,215
    Alpharma, Inc. Class A                                 51,600                3,212
-   Teletech Holdings Inc.                                103,000                3,199
-   Powertel Inc.                                          45,100                3,199
    First Tennessee National Corp.                        193,000                3,197

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
    Ultramar Diamond Shamrock
      Corp.                                               128,768             $  3,195
-   National Instruments Corp.                             73,100                3,189
-   National-Oilwell, Inc.                                 96,900                3,186
-   Kopin Corp.                                            45,700                3,165
-   Time Warner Telecom Inc.                               49,000                3,154
-   Pacificare Health Systems, Inc.                        52,236                3,144
    Engelhard Corp.                                       184,231                3,143
-   Focal Communications Corp.                             87,900                3,142
-   Apollo Group, Inc. Class A                            111,812                3,131
-   CommScope, Inc.                                        76,232                3,126
-   Plexus Corp.                                           27,540                3,112
    The PMI Group Inc.                                     65,449                3,109
-   Valassis Communications, Inc.                          81,350                3,101
-   Coherent, Inc.                                         36,900                3,095
-   CNET Networks, Inc.                                   125,600                3,085
    TCF Financial Corp.                                   119,962                3,082
    Central Newspapers, Inc.                               48,700                3,080
    The Stanley Works                                     129,653                3,079
    C.H. Robinson Worldwide, Inc.                          62,200                3,079
-   Sybase, Inc.                                          133,420                3,069
    Compass Bancshares Inc.                               179,774                3,067
    Winn-Dixie Stores, Inc.                               214,237                3,066
-   Santa Fe Snyder Corp.                                 269,462                3,065
-   Sybron International Corp.                            154,321                3,057
    Noble Affiliates, Inc.                                 82,064                3,057
-   Inhale Therapeutic Systems                             30,100                3,054
    Host Marriott Corp. REIT                              325,513                3,052
-   RCN Corp.                                             120,127                3,048
-   Priority Healthcare Corp. Class B                      40,900                3,039
    Southdown, Inc.                                        52,536                3,034
    Alliant Energy Corp.                                  116,582                3,031
-   Learning Tree International, Inc.                      49,300                3,020
    SEI Corp.                                              75,800                3,018
    Sonoco Products Co.                                   146,636                3,015
-   AmeriTrade Holding Corp.                              259,200                3,013
    Lennar Corp.                                          148,776                3,013
    Herman Miller, Inc.                                   116,416                3,012
-   Aspect Communications Corp.                            76,600                3,011
    Unitrin, Inc.                                         102,510                3,011
-   Centillium Communications, Inc.                        43,580                3,007
-   Wireless Facilities, Inc.                              59,000                3,005
    Wendy's International, Inc.                           168,681                3,005
-   United Therapeutics Corp.                              27,700                3,002
    A. H. Belo Corp. Class A                              173,112                2,997
    Autodesk, Inc.                                         86,358                2,996
    Eastern Enterprises                                    47,494                2,992
-   Siliconix, Inc.                                        44,300                2,990
    Jack Henry & Associates                                59,500                2,982
    Darden Restaurants Inc.                               183,468                2,981
-   Echelon Corp.                                          51,400                2,978
-   ICOS Corp.                                             67,500                2,970
-   Office Depot, Inc.                                    474,237                2,964
    Flowers Industries, Inc.                              148,325                2,957
-   Cephalon, Inc.                                         49,300                2,952
-   Loral Space & Communications                          424,784                2,947
-   USinternetworking, Inc.                               142,950                2,922
    Tyson Foods, Inc.                                     333,889                2,922
-   LHS Group, Inc.                                        84,500                2,915
    Hillenbrand Industries, Inc.                           93,100                2,915
-   Timberland Co.                                         41,100                2,910
    Mercantile Bankshares Corp.                            97,600                2,910
    Lyondell Chemical Co.                                 173,550                2,907
    Old Republic International Corp.                      175,846                2,901
    Johns Manville Corp.                                  219,900                2,900
-   Cytyc Corp.                                            54,100                2,888
-   Nova Corp. (Georgia)                                  103,309                2,886
-   Varian Semiconductor
      Equipment Associates, Inc.                           45,900                2,883
-   Trigon Healthcare, Inc.                                55,900                2,882
-   Universal Health Services Class B                      44,000                2,882
    Shared Medical Systems Corp.                           39,513                2,882
-   Oxford Health Plan                                    120,900                2,879
    Green Point Financial Corp.                           153,100                2,871
-   Kulicke & Soffa Industries, Inc.                       48,100                2,856
-   VA Linux Systems, Inc.                                 66,364                2,854
-   Navistar International Corp.                           91,855                2,853
    Liz Claiborne, Inc.                                    80,873                2,851
    Crown Cork & Seal Co., Inc.                           189,937                2,849
-   Visteon Corp.                                         234,871                2,848
    Galileo International, Inc.                           136,300                2,845
    Fastenal Co.                                           56,200                2,845
-   International Game Technology                         107,146                2,839
    AMB Property Corp. REIT                               124,400                2,838
-   Brinker International, Inc.                            96,829                2,832
    Sodexho Marriott Services, Inc.                       162,846                2,829
    Valero Energy Corp.                                    89,100                2,829
-   Manugistics Group, Inc.                                60,400                2,824
-   Alexion Pharmaceuticals, Inc.                          39,400                2,817
-   Software Technologies Corp.                            91,600                2,811
    Diebold, Inc.                                         100,796                2,810
    Martin Marietta Materials, Inc.                        69,426                2,807
    Radian Group, Inc.                                     54,226                2,806
    FirstMerit Corp.                                      131,241                2,805
-   Caremark Rx, Inc.                                     410,948                2,800
-   Litton Industries, Inc.                                66,569                2,796
-   Akamai Technologies, Inc.                              23,503                2,791
    Erie Indemnity Co. Class A                             88,300                2,781
-   DSP Group Inc.                                         49,600                2,778
    National Fuel Gas Co.                                  56,700                2,764
-   Allied Waste Industries, Inc.                         275,766                2,758
-   Natural Microsystems Corp.                             24,500                2,755
-   L-3 Communications Holdings, Inc.                      47,900                2,733
-   Gentex Corp.                                          108,648                2,730
-   Energizer Holdings, Inc.-W/I                          149,413                2,727
-   Plantronics, Inc.                                      23,600                2,726
-   Stone Energy Corp.                                     45,600                2,725
-   Devry, Inc.                                           102,900                2,720
    MCN Energy Group Inc.                                 127,200                2,719
    Helmerich & Payne, Inc.                                72,595                2,713
-   EMCORE Corp.                                           22,600                2,712
-   NorthEast Optic Network, Inc.                          43,900                2,705
-   Trimble Navigation Ltd.                                55,400                2,704
-   Advent Software, Inc.                                  41,900                2,703
    UtiliCorp United, Inc.                                135,750                2,698
    Hudson City Bancorp, Inc.                             157,600                2,689
-   Dobson Communications Corp.                           139,400                2,683
-   Maxygen Inc.                                           47,239                2,682
-   Iron Mountain, Inc.                                    78,750                2,677

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
    Puget Sound Energy Inc.                               125,563             $  2,676
-   Earthlink, Inc.                                       173,283                2,675
-   Williams Sonoma, Inc.                                  82,416                2,673
    Cabot Corp.                                            97,868                2,667
-   Active Software, Inc.                                  34,300                2,665
-   SERENA Software, Inc.                                  58,650                2,663
-   Pharmacopeia, Inc.                                     57,300                2,657
-   MGC Communications, Inc.                               44,300                2,655
-   ChoicePoint Inc.                                       59,604                2,652
-   Mandalay Resort Group                                 132,541                2,651
    Vectren Corp.                                         153,646                2,650
-   Catalina Marketing Corp.                               25,960                2,648
-   Mastec Inc.                                            69,251                2,645
-   Sirius Satellite Radio, Inc.                           59,600                2,641
-   Premier Parks Inc.                                    116,000                2,639
-   Dycom Industries, Inc.                                 57,350                2,638
-   Novoste Corp.                                          43,200                2,635
    CarrAmerica Realty Corp. REIT                          99,200                2,629
    Investors Financial Services Corp.                     66,200                2,627
-   FreeMarkets, Inc.                                      55,325                2,624
    Homestake Mining Co.                                  381,391                2,622
-   Keynote Systems Inc.                                   37,130                2,620
-   ONYX Software Corp.                                    88,200                2,618
-   ADAC Laboratories                                     108,900                2,614
-   Getty Images, Inc.                                     70,500                2,613
    Commerce Bancshares, Inc.                              87,597                2,606
-   MMC Networks, Inc.                                     48,700                2,602
-   FMC Corp.                                              44,857                2,602
-   Barr Labs Inc.                                         58,050                2,601
-   Alamosa PCS Holdings, Inc.                            124,398                2,597
-   Remedy Corp.                                           46,500                2,592
    Penton Media, Inc. Class A                             74,034                2,591
    Dime Bancorp, Inc.                                    164,260                2,587
    The Timber Co.                                        119,598                2,586
-   Creative Biomolecules, Inc.                           184,700                2,586
-   Alpha Industries, Inc.                                 58,600                2,582
    Liberty Property Trust REIT                            99,300                2,576
    Hibernia Corp. Class A                                236,345                2,570
    Post Properties, Inc. REIT                             58,400                2,570
    Rouse Co. REIT                                        103,700                2,567
-   Veeco Instruments, Inc.                                35,000                2,564
-   Global Industries Ltd.                                135,800                2,563
    Fidelity National Financial, Inc.                     139,960                2,563
-   Immunomedics Inc.                                     104,600                2,563
-   Patterson Dental Co.                                   50,050                2,553
    Protective Life Corp.                                  95,800                2,551
    Great Lakes Chemical Corp.                             80,709                2,542
    National Community Bancorp                            158,208                2,541
-   Owens-Illinois, Inc.                                  217,380                2,541
-   IXYS Corp.                                             47,525                2,537
    Bemis Co., Inc.                                        75,298                2,532
-   VISIX Inc.                                             90,184                2,531
-   Enzon, Inc.                                            59,500                2,529
    Alberto-Culver Co. Class B                             82,674                2,527
    IPALCO Enterprises, Inc.                              125,500                2,526
-   Snyder Communications, Inc.                           106,249                2,523
-   Oak Technology, Inc.                                  116,700                2,516
-   Lone Star Technologies, Inc.                           54,400                2,516
-   Emmis Communications, Inc.                             60,800                2,516
    Talbots Inc.                                           45,600                2,505
    iStar FInancial Inc. REIT                             119,636                2,505
    Whitman Corp.                                         202,325                2,504
    City National Corp.                                    70,523                2,504
-   Intertrust Technologies Corp.                         121,460                2,498
    Harte-Hanks, Inc.                                      99,500                2,487
-   Advanced Energy Industries, Inc.                       42,200                2,487
    Pentair, Inc.                                          69,950                2,483
    Beckman Coulter, Inc.                                  42,529                2,483
    Deluxe Corp.                                          105,322                2,482
    Technitrol, Inc.                                       25,600                2,480
-   SBA Communications Corp.                               47,600                2,472
-   Patterson Energy, Inc.                                 86,600                2,468
-   HNC Software, Inc.                                     39,900                2,464
-   Clayton Williams Energy, Inc.                          77,100                2,462
    Meredith Corp.                                         72,954                2,462
    Rite Aid Corp.                                        374,504                2,458
    First Virginia Banks, Inc.                             70,460                2,453
-   Electro Scientific Industries, Inc.                    55,700                2,453
    General Growth Properties
      Inc. REIT                                            77,200                2,451
-   Cymer, Inc.                                            51,100                2,440
-   LTX Corp.                                              69,688                2,435
-   Entercom Communications Corp.                          49,900                2,433
-   Medicis Pharmaceutical Corp.                           42,662                2,432
-   Affiliated Computer
      Services, Inc. Class A                               73,481                2,429
    IBP, Inc.                                             157,200                2,427
-   LookSmart, Ltd.                                       130,900                2,422
-   Aspen Technologies, Inc.                               62,800                2,418
-   J.D. Edwards & Co.                                    160,300                2,415
-   OnDisplay, Inc.                                        29,627                2,413
-   Quintiles Transnational Corp.                         170,750                2,412
    GATX Corp.                                             70,801                2,407
-   Pride International Inc.                               97,100                2,403
-   BISYS Group, Inc.                                      39,000                2,399
-   Digex, Inc.                                            35,300                2,398
    Delta & Pine Land Co.                                  95,473                2,393
    USX-U.S. Steel Group                                  128,853                2,392
-   Cable Design Technologies                              71,378                2,391
    Shaw Industries, Inc.                                 191,100                2,389
    DENTSPLY International Inc.                            77,400                2,385
-   Newfield Exploration Co.                               60,800                2,379
    NICOR, Inc.                                            72,715                2,372
-   Exar Corp.                                             27,200                2,372
-   iBEAM Broadcasting Corp.                              131,497                2,367
-   Pixar, Inc.                                            67,000                2,362
-   Foundation Health Systems Class A                     180,978                2,353
    Eaton Vance Corp.                                      50,800                2,350
-   Insight Enterprises, Inc.                              39,600                2,349
-   RadiSys Corp.                                          41,250                2,341
-   Marine Drilling Co., Inc.                              83,600                2,341
-   Go2Net, Inc.                                           46,500                2,340
-   Genuity Inc.                                          255,000                2,335
-   Aclara Biosciences, Inc.                               45,830                2,334
-   Catellus Development Corp.                            155,400                2,331
-   Antec Corp.                                            55,900                2,323
    Equitable Resources, Inc.                              48,100                2,321
    Arthur J. Gallagher & Co.                              55,200                2,318

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
-   California Amplifier, Inc.                             50,560             $  2,313
-   Quantum Corp.-Hard Disk Drive                         209,000                2,312
    Sovereign Bancorp, Inc.                               328,807                2,312
    National Computer Systems, Inc.                        46,900                2,310
-   Quantum Corp.-DLT & Storage Systems                   238,400                2,309
-   International Home Foods, Inc.                        110,200                2,307
-   Pericom Semiconductor Corp.                            33,900                2,305
-   First Health Group Corp.                               70,166                2,302
    Questar Corp.                                         118,770                2,301
-   iBasis, Inc.                                           53,400                2,300
    The MONY Group Inc.                                    68,000                2,299
-   Cybex Computer Products Corp.                          53,425                2,297
    Snap-On Inc.                                           86,219                2,296
-   Integrated Silicon Solution, Inc.                      60,400                2,295
-   Metasolv Software, Inc.                                52,000                2,288
-   Noven Pharmaceuticals, Inc.                            76,100                2,288
-   Intermedia Communications Inc.                         76,800                2,285
-   ZixIt Corp.                                            49,475                2,279
-   HS Resources Inc.                                      75,901                2,277
-   Pegasus Communications Corp. Class A                   46,400                2,277
-   Keane, Inc.                                           104,300                2,255
-   Extended Stay America, Inc.                           242,678                2,245
    Ross Stores, Inc.                                     131,524                2,244
-   Cobalt Networks, Inc.                                  38,738                2,242
-   Black Box Corp.                                        28,300                2,241
-   Proxim, Inc.                                           22,600                2,237
-   Tanox, Inc.                                            47,193                2,233
-   Razorfish Inc.                                        138,800                2,229
-   Extended Systems Inc.                                  23,200                2,227
-   New Era of Networks, Inc.                              52,400                2,227
-   Interliant Inc.                                        95,500                2,226
-   Cerner Corp.                                           81,670                2,226
    Solutia, Inc.                                         161,813                2,225
-   Merix Corp.                                            47,300                2,223
    Allegheny Technologies Inc.                           123,448                2,222
-   Verity, Inc.                                           58,400                2,219
    Hercules, Inc.                                        157,708                2,218
    Skywest, Inc.                                          59,800                2,216
-   Administaff, Inc.                                      34,900                2,216
-   West TeleServices Corp.                                87,500                2,215
-   Journal Register Co.                                  121,200                2,212
    Mack-Cali Realty Corp. REIT                            86,100                2,212
    IMC Global Inc.                                       170,006                2,210
-   Varian, Inc.                                           47,900                2,209
    Arden Realty Group, Inc. REIT                          94,000                2,209
-   Saks Inc.                                             210,156                2,207
-   Aware, Inc.                                            43,100                2,203
-   Amylin Pharmaceuticals, Inc.                          144,800                2,199
    Old National Bancorp                                   74,973                2,198
-   Vicor Corp.                                            63,019                2,194
-   Myriad Genetics, Inc.                                  14,800                2,192
-   TiVo Inc.                                              62,600                2,191
    Crane Co.                                              89,803                2,183
    Hubbell Inc. Class B                                   85,300                2,175
-   Retek Inc.                                             67,900                2,173
-   Edwards Lifesciences Corp.                            113,412                2,169
-   Syncor International Corp.                             30,100                2,167
    Boise Cascade Corp.                                    83,713                2,166
-   Lynx Therapeutics Inc.                                 45,526                2,165
-   PRI Automation, Inc.                                   33,100                2,164
    Florida East Coast Railway Co.                         54,100                2,164
-   Barnes & Noble, Inc.                                   97,252                2,164
    American Financial Group, Inc.                         87,100                2,161
    Brunswick Corp.                                       130,390                2,160
-   Sequenom, Inc.                                         47,530                2,157
    Reckson Associates Realty Corp. REIT                   90,800                2,157
-   Actuate Software Corp.                                 40,400                2,156
-   Quantum Effect Devices, Inc.                           37,800                2,155
    Valspar Corp.                                          63,800                2,153
-   SuperGen, Inc.                                         59,400                2,153
-   Netegrity, Inc.                                        28,500                2,146
-   Documentum, Inc.                                       24,000                2,145
    OGE Energy Corp.                                      115,600                2,139
    Metris Cos., Inc.                                      85,069                2,137
-   Leap Wireless International, Inc.                      45,303                2,129
-   NorthPoint Communications Group, Inc.                 190,100                2,127
    CCB Financial Corp.                                    57,466                2,126
    Lafarge Corp.                                         101,200                2,125
-   Broadbase Software Inc.                                69,300                2,122
    Wesco Financial Corp.                                  10,352                2,122
-   Viatel, Inc.                                           74,230                2,120
    Block Drug Co. Class A                                 50,010                2,116
-   Suiza Foods Corp.                                      43,200                2,111
    USG Corp.                                              69,500                2,111
-   Kent Electronics Corp.                                 70,800                2,111
-   Management Network Group Inc.                          60,300                2,111
-   Louis Dreyfus Natural Gas Corp.                        67,260                2,106
    The McClatchy Co. Class A                              63,575                2,106
-   Digene Corp.                                           52,100                2,104
-   Electronics for Imaging, Inc.                          83,100                2,103
-   Tularik, Inc.                                          71,200                2,100
-   Xircom, Inc.                                           44,200                2,100
-   Smithfield Foods, Inc.                                 74,800                2,099
-   Harmonic, Inc.                                         84,754                2,098
    Vintage Petroleum, Inc.                                92,800                2,094
-   Luminex Corp.                                          50,292                2,093
    Conectiv, Inc.                                        134,275                2,090
-   Freeport-McMoRan Copper &
      Gold Inc. Class B                                   225,746                2,088
-   Transkaryotic Therapies, Inc.                          56,700                2,084
-   FEI Co.                                                68,300                2,083
    Reynolds & Reynolds Class A                           113,800                2,077
-   Viant Corp.                                            70,000                2,074
-   Packeteer, Inc.                                        71,200                2,074
    Associated Banc-Corp.                                  95,058                2,073
-   ParkerVision, Inc.                                     41,100                2,073
-   Michaels Stores, Inc.                                  45,200                2,071
    Crompton Corp.                                        169,010                2,070
    Kansas City Power & Light Co.                          92,000                2,070
    Hollinger International, Inc.                         151,900                2,070
    Health Care Properties
      Investors REIT                                       75,828                2,066
    Highwood Properties, Inc. REIT                         86,000                2,064
-   CuraGen Corp.                                          54,200                2,063
-   Venator Group, Inc.                                   200,892                2,059
-   Engage, Inc.                                          159,100                2,058
    Reinsurance Group of
      America, Inc.                                        68,275                2,057

--------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
                                                           SHARES                (000)
--------------------------------------------------------------------------------------
    Houghton Mifflin Co.                                   44,000             $  2,054
    Blyth, Inc.                                            69,600                2,053
    Wilmington Trust Corp.                                 47,900                2,048
    Valley National Bancorp                                84,119                2,045
-   Adaptive Broadband Corp.                               55,600                2,043
    Centex Corp.                                           86,927                2,043
    HON Industries, Inc.                                   86,900                2,042
    Methode Electronics, Inc. Class A                      52,851                2,041
    Teleflex Inc.                                          55,026                2,039
-   IDT Corp.                                              59,800                2,029
-   Procom Technology, Inc.                                39,200                2,026
    Overseas Shipholding Group Inc.                        82,200                2,024
-   Silicon Valley Group, Inc.                             78,100                2,021
    Cullen/Frost Bankers, Inc.                             76,800                2,021
-   AsiaInfo Holdings, Inc.                                45,207                2,020
-   Rogers Corp.                                           57,500                2,013
-   S3, Inc.                                              135,608                2,000
-   Tut Systems, Inc.                                      34,800                1,997
    Carter-Wallace, Inc.                                   99,000                1,992
-   American Management
      Systems, Inc.                                        60,600                1,989
-   Rainbow Technologies, Inc.                             40,900                1,989
-   Illuminet Holdings, Inc.                               39,000                1,984
-   Jacobs Engineering Group Inc.                          60,500                1,978
    Carlisle Co., Inc.                                     43,854                1,973
-   ITC DeltaCom, Inc.                                     88,300                1,970
    United Asset Management Corp.                          84,200                1,968
    Centura Banks, Inc.                                    57,918                1,966
    Astoria Financial Corp.                                76,305                1,965
-   ITXC Corp.                                             55,480                1,964
-   Lear Corp.                                             98,156                1,963
    John Wiley & Sons Class A                              87,000                1,958
-   CompuCredit Corp.                                      65,100                1,953
-   Littelfuse, Inc.                                       39,800                1,950
-   CareInsite, Inc.                                      109,100                1,950
-   Lincare Holdings, Inc.                                 79,100                1,948
    Essex Property Trust, Inc. REIT                        46,334                1,946
-   LCC International, Inc. Class A                        71,200                1,945
    21st Century Insurance Group                          123,400                1,944
-   Consolidated Stores, Inc.                             161,819                1,942
-   Pactiv Corp.                                          246,405                1,940
    Commerce Bancorp, Inc.                                 42,159                1,939
    Ruby Tuesday, Inc.                                    153,948                1,934
-   Optical Cable Corp.                                    63,900                1,933
-   Kenneth Cole Productions, Inc.                         48,300                1,932
-   Dendrite International, Inc.                           57,900                1,929
-   FSI International, Inc.                                88,900                1,928
    Lee Enterprises, Inc.                                  82,526                1,924
-   Pioneer Group, Inc.                                    45,200                1,915
    Regency Realty Corp. REIT                              80,500                1,912
-   Cal Dive International, Inc.                           35,200                1,907
-   Price Communications Corp.                             80,900                1,906
    Minnesota Power, Inc.                                 109,900                1,903
-   ATMI, Inc.                                             40,900                1,902
-   Avigen, Inc.                                           43,300                1,900
    Mercury General Corp.                                  80,400                1,899
-   Photon Dynamics, Inc.                                  25,400                1,897
-   Centennial Communications Corp. Class A               137,900                1,896
-   MIPS Technologies, Inc.                                44,600                1,896
-   Choice One Communications Inc.                         46,432                1,895
-   Pioneer Natural Resources Co.                         148,400                1,892
    Brady Corp. Class A                                    58,200                1,892
-   AmeriCredit Corp.                                     111,200                1,890
    Franchise Finance Corp. of America REIT                82,000                1,886
-   S1 Corp.                                               80,828                1,884
    Tupperware Corp.                                       85,573                1,883
    Charles E. Smith Residential
      Realty, Inc. REIT                                    49,400                1,877
-   Mentor Graphics Corp.                                  94,400                1,876
    Citizens Banking Corp.                                115,472                1,875
-   Legato Systems, Inc.                                  123,900                1,874
    Leucadia National Corp.                                82,100                1,873
-   Zale Corp.                                             51,300                1,872
    Forest City Enterprise Class A                         56,100                1,872
    BRE Properties Inc. Class A REIT                       64,840                1,872
    CTS Corp.                                              41,600                1,872
    Bindly Western Industries, Inc.                        70,788                1,871
-   Glenayre Technologies, Inc.                           176,825                1,868
-   Tumbleweed Communications Corp.                        36,700                1,867
-   Three-Five Systems, Inc.                               31,600                1,864
    Precision Castparts Corp.                              41,150                1,862
-   Primark Corp.                                          49,969                1,861
-   Carrier Access Corp.                                   35,200                1,861
-   Ingram Micro, Inc.                                    106,700                1,861
-   99 Cents Only Stores                                   46,633                1,859
    COMSAT Corp.                                           79,094                1,859
-   Citadel Communications Corp.                           53,200                1,859
-   Barra, Inc.                                            37,500                1,859
-   Symmetricom Inc.                                       73,300                1,851
-   SilverStream Software, Inc.                            32,000                1,848
-   Cygnus Inc.                                           129,612                1,847
    American National Insurance Co.                        36,200                1,846
    Applied Power, Inc.                                    55,105                1,846
    Cousins Properties, Inc. REIT                          47,783                1,840
    John Nuveen Co. Class A                                43,800                1,837
-   Teledyne Technologies, Inc.                           109,617                1,836
    One Valley Bancorp of
      West Virginia Inc.                                   58,750                1,836
-   LifePoint Hospitals, Inc.                              82,494                1,835
-   Hyseq, Inc.                                            40,300                1,831
    Sotheby's Holdings Class A                            104,600                1,831
-   Abercrombie & Fitch Co.                               149,936                1,827
-   ACNielson Corp.                                        82,793                1,821
-   On Assignment, Inc.                                    59,700                1,821
-   Silicon Image, Inc.                                    36,450                1,818
-   Investment Technology
      Group, Inc.                                          45,975                1,816
-   Varian Medical Systems, Inc.                           46,400                1,815
-   Reebok International Ltd.                             113,835                1,814
    Callaway Golf Co.                                     111,200                1,814
    WPS Resources Corp.                                    60,321                1,813
-   Photronics Labs Inc.                                   63,904                1,813
-   MEMC Electronic Materials, Inc.                       100,600                1,811
-   United Rentals, Inc.                                  105,707                1,810
-   Remec, Inc.                                            43,200                1,809
-   MSC Industrial Direct Co., Inc. Class A                86,400                1,809
-   Geron Corp.                                            56,400                1,805

--------------------------------------------------------------------------------------
                                                                                MARKET
TOTAL STOCK MARKET                                                              VALUE*
INDEX FUND                                                 SHARES                (000)
--------------------------------------------------------------------------------------
    Helix Technology Corp.                                 46,200             $  1,802
-   StarMedia Network, Inc.                                95,400                1,801
-   Electric Fuel Corp.                                   117,500                1,799
-   Sensormatic Electronics Corp.                         113,738                1,798
-   ADVO, Inc.                                             42,800                1,798
    American Greetings Corp. Class A                       94,605                1,797
-   Miravant Medical Technology                            80,500                1,796
-   Hot Topic, Inc.                                        56,100                1,795
-   Numerical Technologies, Inc.                           36,903                1,794
-   Maxtor Corp.                                          169,800                1,793
-   Affiliated Managers Group, Inc.                        39,400                1,793
-   ResMed Inc.                                            67,000                1,792
-   Biotechnology General                                 135,800                1,791
-   PurchasePro.com, Inc.                                  43,650                1,790
    Weis Markets, Inc.                                     54,600                1,788
-   EGL, Inc.                                              58,150                1,788
-   Medical Manager Corp.                                  52,493                1,788
-   Nanogen, Inc.                                          42,100                1,787
-   Spectra-Physics Lasers, Inc.                           25,500                1,783
-   The Topps Co., Inc.                                   154,397                1,776
-   Maverick Tube Corp.                                    60,900                1,774
    Hospitality Properties Trust REIT                      78,600                1,773
-   Mechanical Technology Inc.                            117,635                1,765
-   Primus Telecommunications Group, Inc.                  70,800                1,761
    IDACORP, Inc.                                          54,600                1,761
-   AnnTaylor Stores Corp.                                 53,100                1,759
-   Micron Electronics, Inc.                              140,700                1,759
-   Atlas Air, Inc.                                        48,950                1,756
-   The Neiman Marcus Group, Inc. Class A                  59,345                1,754
-   DigitalThink, Inc.                                     48,900                1,754
    Mitchell Energy &
       Development Corp.                                   54,600                1,754
    Media General, Inc. Class A                            36,100                1,753
    Fulton Financial Corp.                                 98,968                1,750
-   Mohawk Industries, Inc.                                80,400                1,749
-   Chesapeake Energy Corp.                               225,600                1,748
    Allied Capital Corp.                                  102,800                1,748
    Arrow International, Inc.                              52,100                1,745
-   Alliance Semiconductor Corp.                           71,000                1,744
-   AppNet, Inc.                                           48,300                1,739
-   ISIS Pharmaceuticals, Inc.                            119,826                1,737
-   Syntellect Inc.                                       267,300                1,737
    Chittenden Corp.                                       70,971                1,734
    MDU Resources Group, Inc.                              80,200                1,734
-   Province Healthcare Co.                                47,800                1,727
-   Payless ShoeSource, Inc.                               33,004                1,722
-   Interdigital Communications Corp.                     103,700                1,718
-   Vertel Corp.                                           98,109                1,717
    Energen Corp.                                          78,700                1,717
-   Borders Group, Inc.                                   110,200                1,715
-   Too Inc.                                               67,391                1,714
-   Forest Oil Corp.                                      107,400                1,712
    BancWest Corp.                                        104,000                1,709
-   WatchGuard Technologies, Inc.                          31,100                1,709
-   Presstek, Inc                                         104,700                1,708
-   Centigram Communications                               66,800                1,708
    Sky Financial Group, Inc.                             107,096                1,707
-   Regeneron Pharmaceuticals, Inc.                        57,200                1,705
    Bank United Corp. Class A                              48,400                1,703
    Dillard's Inc.                                        138,785                1,700
-   Coldwater Creek Inc.                                   56,400                1,699
-   SAVVIS Communications Corp.                           130,020                1,698
    Pacific Century Financial Corp.                       115,900                1,695
    Graco, Inc.                                            52,147                1,695
    Newport News Shipbuilding Inc.                         46,057                1,693
-   Aurora Biosciences Corp.                               24,800                1,691
    Applebee's International, Inc.                         55,782                1,691
-   Footstar Inc.                                          50,770                1,688
-   R.H. Donnelley Corp.                                   87,042                1,686
-   Oakley, Inc.                                          146,600                1,686
-   Intermune Pharmaceuticals                              40,800                1,686
    Fair Issac & Co.                                       38,300                1,685
    Trustmark Corp.                                        96,600                1,684
    Florida Rock Industries, Inc.                          47,200                1,682
-   Dril-Quip, Inc.                                        35,900                1,678
-   Pinnacle Systems, Inc.                                 74,600                1,677
-   Alleghany Corp.                                         9,984                1,677
-   Intersil Holding Corp.                                 31,000                1,676
    Lubrizol Corp.                                         79,767                1,675
    Millennium Chemicals, Inc.                             98,482                1,674
-   Buckeye Technology, Inc.                               76,300                1,674
-   Hyperion Solutions Corp.                               51,530                1,672
    Ryder System, Inc.                                     88,153                1,669
-   Scholastic Corp.                                       27,300                1,669
    Louisiana-Pacific Corp.                               153,425                1,668
-   Friede Goldman Halter, Inc.                           186,675                1,668
    Hertz Corp. Class A                                    59,400                1,667
-   Motient Corp.                                         106,200                1,666
    Federal Signal Corp.                                  100,862                1,664
-   Sciclone Pharmaceuticals                              128,400                1,661
-   Asyst Technologies, Inc.                               48,488                1,661
-   FirePond, Inc.                                         46,100                1,660
-   Sicor, Inc.                                           207,414                1,659
-   Concurrent Computer Corp.                             126,400                1,659
    Cummins Engine Co., Inc.                               60,693                1,654
-   Power Integrations, Inc.                               70,100                1,652
    Dexter Corp.                                           34,400                1,651
    Roslyn Bancorp, Inc.                                   99,095                1,646
-   Renal Care Group, Inc.                                 67,300                1,646
    CBL & Associates Properties, Inc. REIT                 65,700                1,638
-   Security Capital Group Inc. REIT Class B               96,200                1,635
-   Korn/Ferry International                               51,600                1,635
    The Timken Co.                                         87,561                1,631
-   UCAR International, Inc.                              124,800                1,630
-   Southern Union Co.                                    102,838                1,626
    Valhi, Inc.                                           156,700                1,626
-   Interim Services, Inc.                                 91,590                1,626
-   Canandaigua Brands, Inc.
      Class A                                              32,208                1,624
-   Orthodontic Centers of
      America, Inc.                                        71,800                1,624
-   Turnstone Systems, Inc.                                 9,800                1,624
    Provident Financial Group, Inc.                        68,150                1,623
    Peoples Energy Corp.                                   50,085                1,622
    Thomas & Betts Corp.                                   84,717                1,620
-   Landstar System                                        27,200                1,620
-   Global Crossing Ltd.                                   61,550                1,620
-   Whole Foods Market, Inc.                               39,200                1,619

---------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                           SHARES               (000)
---------------------------------------------------------------------------------------
-     JNI Corp.                                            51,200         $   1,619
-     Exchange Applications, Inc.                          60,800             1,619
      Dean Foods Corp.                                     51,067             1,618
-     United Stationers, Inc.                              49,900             1,616
      First Industrial Realty Trust REIT                   54,800             1,617
-     F5 Networks, Inc.                                    29,600             1,615
-     Metrocall, Inc.                                     179,400             1,615
      New Plan Excel Realty Trust REIT                    124,132             1,614
-     Imperial Bancorp                                    103,176             1,612
-     K-V Pharmaceutical Co. Class A                       60,750             1,610
      CNF Transportation, Inc.                             70,699             1,608
      Washington Gas Light Corp.                           66,798             1,607
      Peoples Bank Bridgeport                              87,350             1,605
-     Storage Technology Corp.                            146,410             1,601
-     Apria Healthcare                                    130,700             1,601
      White Mountains Insurance
        Group Inc.                                          9,985             1,598
      Clayton Homes Inc.                                  199,695             1,598
      Georgia Gulf Corp.                                   76,668             1,596
-     Intelidata Technologies Corp.                       154,600             1,594
      CONSOL Energy, Inc.                                 105,400             1,594
-     iXL Enterprises, Inc.                               109,800             1,592
      Western Resources, Inc.                             102,339             1,586
-     Puma Technology, Inc.                                59,100             1,585
-     Perot Systems Corp.                                 143,500             1,579
-     Energy Conversion Devices, Inc.                      62,175             1,578
      Camden Property Trust REIT                           53,700             1,577
-     ESS Technology, Inc.                                108,660             1,576
      Mentor Corp.                                         57,881             1,574
-     Rare Hospitality International Inc.                  55,700             1,574
-     Advanced Tissue Sciences Inc.                       195,858             1,573
      Tootsie Roll Industries, Inc.                        44,911             1,572
-     The Yankee Candle Company, Inc.                      72,550             1,569
-     Linens 'n Things, Inc.                               57,700             1,565
-     Zoll Medical Corp.                                   31,900             1,563
      Hudson United Bancorp                                69,656             1,563
-     Packaging Corp. of America                          154,300             1,562
-     Atwood Oceanics, Inc.                                35,034             1,559
-     Universal Electronics, Inc.                          63,400             1,557
-     Imation Corp.                                        53,000             1,557
-     Internet Capital Group, Inc.                         42,002             1,555
-     TD Waterhouse Group, Inc.                            89,400             1,548
-     Brooks Automation, Inc.                              24,200             1,547
      Weingarten Realty Investors
        REIT                                               38,300             1,546
      Downey Financial Corp.                               53,300             1,546
-     Acacia Research Corp.                                64,400             1,546
      United Dominion Realty Trust REIT                   140,400             1,544
-     Stillwater Mining Co.                                55,350             1,543
-     Startek, Inc.                                        30,600             1,541
-     Bone Care International, Inc.                        65,300             1,539
-     W.R. Grace & Co.                                    126,894             1,539
-     GelTex Pharmaceuticals, Inc.                         75,200             1,537
-     ICG Communications, Inc.                             69,494             1,533
-     Pre-Paid Legal Services, Inc.                        51,300             1,533
-     Zebra Technologies Corp. Class A                     34,585             1,533
-     Bush Boake Allen, Inc.                               35,000             1,531
-     Satcon Technology Corp.                              59,893             1,531
      CFW Communications Co.                               40,800             1,530
      Cabot Oil & Gas Corp. Class A                        72,200             1,530
-     hi/fn, inc.                                          34,443             1,528
-     PC-Tel, Inc.                                         40,200             1,528
-     Ramtron International Corp.                          77,800             1,527
-     Cirrus Logic                                         95,400             1,526
-     Neurogen Corp.                                       52,820             1,525
-     Spyglass, Inc.                                       48,700             1,525
-     Radio One, Inc. Class D                              69,100             1,525
      ONEOK, Inc.                                          58,719             1,523
      Spiegel, Inc. Class A                               179,000             1,521
-     Allaire Corp.                                        41,400             1,521
      United Bankshares, Inc.                              83,650             1,521
      Webster Financial Corp.                              68,568             1,521
      Cross Timbers Oil Co.                                68,725             1,521
-     SEACOR SMIT Inc.                                     39,300             1,520
-     Cabot Microelectronics Corp.                         33,227             1,520
-     Valence Technology                                   82,400             1,519
-     CEC Entertainment Inc.                               59,200             1,517
-     Bally Total Fitness Holding Corp.                    59,700             1,515
-     Cytec Industries, Inc.                               61,354             1,515
      RPM Inc. (Ohio)                                     149,562             1,514
-     Biomatrix, Inc.                                      66,866             1,513
      Hawaiian Electric Industries Inc.                    46,065             1,512
      Harman International Industries, Inc.                24,777             1,511
-     Veritas DGC Inc.                                     58,100             1,511
      FelCor Lodging Trust, Inc. REIT                      81,629             1,510
-     7-Eleven, Inc.                                      109,820             1,510
-     Exelixis, Inc.                                       45,166             1,507
-     ANADIGICS, Inc.                                      44,250             1,507
-     Osicom Technologies, Inc.                            17,800             1,506
-     Telxon Corp.                                         84,200             1,505
      Pogo Producing Co.                                   68,000             1,505
      IndyMac Mortgage
        Holdings, Inc. REIT                               110,900             1,504
-     AirGate PCS, Inc.                                    28,600             1,503
-     Newpark Resources, Inc.                             159,000             1,501
-     Insituform Technologies Class A                      55,300             1,500
      Nordson Corp.                                        29,600             1,499
-     Columbia Sportswear Co.                              55,700             1,497
-     ePlus Inc.                                           56,600             1,496
-     Sipex Corp.                                          54,000             1,495
      Developers Diversified
      Realty Corp. REIT                                   100,000             1,494
-     Lands' End, Inc.                                     44,700             1,492
-     Martek Biosciences Corp.                             79,400             1,489
      OM Group, Inc.                                       33,800             1,487
      Cambrex Corp.                                        33,000             1,485
-     Corvas International, Inc.                          123,600             1,483
-     Intergraph Corp.                                    196,040             1,483
      York International Corp.                             56,700             1,481
      Shurgard Storage Centers, Inc.
      Class A REIT                                         65,800             1,481
-     Delphi Financial Group, Inc.                         43,598             1,480
      UGI Corp. Holding Co.                                72,100             1,478
      The Times Mirror Co. PEPS                            17,900             1,477
-     Closure Medical Corp.                                64,200             1,477
      Stewart & Stevenson
       Services, Inc.                                      97,918             1,475

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
      Brandywine Realty Trust REIT                         76,900          $  1,471
      Claire's Stores, Inc.                                76,400             1,471
-     General Semiconductor, Inc.                          99,689             1,470
-     Station Casinos, Inc.                                58,800             1,470
-     Toll Brothers, Inc.                                  71,700             1,470
-     Aphton Corp.                                         57,039             1,469
-     Concord Communications, Inc.                         36,800             1,467
-     O'Reilly Automotive, Inc.                           105,400             1,462
      Dial Corp.                                          140,863             1,461
      Manufactured Home
        Communities, Inc. REIT                             61,000             1,460
      SL Green Realty Corp. REIT                           54,500             1,458
-     MatrixOne, Inc.                                      35,837             1,456
-     Progress Software Corp.                              81,100             1,455
-     Paradyne Networks, Inc.                              44,600             1,452
-     MKS Instruments, Inc.                                37,100             1,452
-     Scotts Co.                                           39,700             1,449
-     Cubist Pharmaceuticals, Inc.                         29,400             1,448
      U.S. Industries, Inc.                               119,414             1,448
      WFS Financial, Inc.                                  83,750             1,445
      Washington REIT                                      80,700             1,443
-     Palm, Inc.                                           43,166             1,441
-     Airnet Communications Corp.                          55,130             1,440
-     MIPS Technologies, Inc. Class B                      37,409             1,440
      Harsco Corp.                                         56,468             1,440
      Colonial BancGroup, Inc.                            149,560             1,440
-     Rhythms NetConnections Inc.                         114,525             1,439
-     Data Return Corp.                                    49,600             1,438
-     FileNet Corp.                                        77,900             1,431
-     Nu Horizons Electronics Corp.                        53,735             1,431
      Liberty Financial Cos., Inc.                         65,200             1,430
-     Anixter International Inc.                           53,900             1,428
-     PanAmSat Corp.                                       32,630             1,426
-     Mueller Industries Inc.                              50,868             1,424
-     American Eagle Outfitters, Inc.                     101,700             1,424
-     Hearst-Argyle Television Inc.                        72,956             1,423
-     Ancor Communications, Inc.                           39,700             1,420
      Rayonier Inc.                                        39,571             1,420
-     Barrett Resources Corp.                              46,600             1,418
      Chateau Communities, Inc. REIT                       50,100             1,415
      Urban Shopping Centers, Inc. REIT                    42,000             1,415
-     Cysive, Inc.                                         59,200             1,413
      Greif Brothers Corp. Class A                         45,900             1,411
-     Allscripts, Inc.                                     61,100             1,405
      Potlatch Corp.                                       42,396             1,404
-     XM Satellite Radio Holdings, Inc.                    37,500             1,404
-     Unit Corp.                                          103,900             1,403
-     Commonwealth Telephone Enterprises, Inc.             29,800             1,402
-     Argosy Gaming Co.                                    97,400             1,400
-     Witness Systems, Inc.                                57,300             1,397
-     Dionex Corp.                                         52,200             1,396
-     WebTrends Corp.                                      36,000             1,393
-     Globix Corp.                                         47,500             1,392
-     ProBusiness Services, Inc.                           52,400             1,392
-     Accrue Software, Inc.                                39,200             1,392
      StanCorp Financial Group, Inc.                       43,300             1,391
-     Iomega Corp.                                        347,400             1,390
      Ethan Allen Interiors, Inc.                          57,840             1,388
      Universal Corp.                                      65,700             1,388
-     Sanchez Computer Associates, Inc.                    58,420             1,387
-     Chirex, Inc.                                         69,200             1,384
-     NeoPharm, Inc.                                       70,400             1,380
-     Valuevision International, Inc.  Class A             57,500             1,380
-     ArthroCare Corp.                                     25,900             1,379
      CMP Group Inc.                                       47,000             1,378
      Keystone Financial, Inc.                             64,743             1,376
      Brown & Brown, Inc.                                  26,450             1,375
      Pier 1 Imports Inc.                                 140,950             1,374
      Belden, Inc.                                         53,600             1,374
      Gartner Group, Inc. Class A                         114,400             1,373
-     School Specialty, Inc.                               73,855             1,371
-     Chico's Fas, Inc.                                    68,528             1,371
-     Men's Wearhouse, Inc.                                61,325             1,368
      Sierra Pacific Resources                            108,908             1,368
      Western Gas Resources, Inc.                          65,000             1,365
      FactSet Research Systems Inc.                        48,300             1,364
-     Alliant Techsystems, Inc.                            20,200             1,362
-     Media 100 Inc.                                       52,892             1,362
-     Fisher Scientific International Inc.                 55,000             1,361
-     SpeedFam-IPEC, Inc.                                  74,792             1,360
      Westfield America, Inc. REIT                        100,100             1,358
-     Saba Software, Inc.                                  64,614             1,357
-     MicroStrategy Inc.                                   45,200             1,356
      Park National Corp.                                  14,910             1,353
      BorgWarner, Inc.                                     38,489             1,352
-     Caliper Technologies Corp.                           29,380             1,351
      Whitney Holdings                                     39,470             1,349
      Interstate Bakeries Corp.                            96,335             1,349
-     C-COR Electronics, Inc.                              49,900             1,347
      Spartech Corp.                                       49,900             1,347
      Airborne Freight Corp.                               71,080             1,346
-     Breakaway Solutions, Inc.                            49,800             1,345
-     Teligent, Inc.                                       56,900             1,344
-     Dura Pharmaceuticals, Inc.                           93,486             1,344
      Worthington Industries, Inc.                        127,799             1,342
-     Standard Microsystem                                 87,200             1,341
-     e.spire Communications, Inc.                        198,400             1,339
      Washington Federal Inc.                              73,371             1,339
-     National Discount Brokers Group, Inc.                42,000             1,339
-     Symyx Technologies                                   31,400             1,338
      Capitol Federal Financial                           120,900             1,337
      Penn Virginia Corp.                                  54,100             1,332
-     Ziff-Davis Inc.                                     148,000             1,332
-     Rayovac Corp.                                        59,400             1,329
-     Identix, Inc.                                        84,600             1,327
      Corn Products International, Inc.                    49,961             1,324
-     MP3.com, Inc.                                        97,500             1,322
      Granite Construction Co.                             53,850             1,319
-     Phoenix Technologies LTD.                            80,802             1,318
      Northwest Natural Gas Co.                            58,900             1,318
-     Haemonetics Corp.                                    62,600             1,315
-     Com21, Inc.                                          52,500             1,313
      Raymond James Financial, Inc.                        58,312             1,312
      WestAmerica Bancorporation                           50,200             1,311
      National Bankcorp of Alaska Inc.                     36,500             1,309
      Mark IV Industries, Inc.                             62,689             1,309


---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     MemberWorks, Inc.                                    38,800          $  1,305
-     Swift Transportation Co., Inc.                       93,100             1,303
-     NCO Group, Inc.                                      56,099             1,297
      AK Steel Corp.                                      162,129             1,297
-     Alliance Pharmaceutical Corp.                       115,202             1,296
-     Evergreen Resources, Inc.                            43,700             1,295
-     Organogenesis, Inc.                                 113,008             1,293
-     Coventry Health Care Inc.                            96,955             1,292
      Heller Financial, Inc.                               62,940             1,290
-     SPS Technologies, Inc.                               31,352             1,287
      Hilb, Rogal and Hamilton Co.                         37,100             1,287
      Chelsea GCA Realty, Inc. REIT                        37,200             1,286
      Summit Properties, Inc. REIT                         61,200             1,285
-     PathoGenesis Corp.                                   49,400             1,284
      Ferro Corp.                                          61,100             1,283
      Owens Corning                                       138,553             1,282
-     Wink Communications, Inc.                            42,000             1,281
      Banta Corp.                                          67,600             1,280
      Cooper Cos., Inc.                                    35,100             1,277
      JLG Industries, Inc.                                107,500             1,277
      La-Z-Boy Inc.                                        91,078             1,275
-     Manhattan Associates, Inc.                           51,000             1,275
      United Television, Inc.                               9,900             1,275
-     Digitas Inc.                                         78,089             1,274
-     ACTV, Inc.                                           85,200             1,273
-     SCM Microsystems,Inc.                                21,000             1,272
      Minerals Technologies, Inc.                          27,600             1,270
-     Speedway Motorsports, Inc.                           55,200             1,270
      Glenborough Realty Trust, Inc. REIT                  72,700             1,268
      Community First Bankshares                           77,700             1,267
      G & K Services, Inc.                                 50,500             1,266
      Pioneer Standard Electronics Inc.                    85,800             1,266
      Kaufman & Broad Home Corp.                           63,829             1,265
      Trustco Bank                                        101,008             1,263
      Church & Dwight, Inc.                                70,000             1,260
-     AnswerThink Consulting Group, Inc.                   75,700             1,259
-     Novavax, Inc.                                       171,990             1,258
-     Pinnacle Entertainment, Inc.                         64,700             1,258
      Wellman, Inc.                                        77,545             1,255
-     Pharmaceutical Product Development, Inc.             59,770             1,255
-     Secure Computing Corp.                               66,700             1,255
      Inter-Tel, Inc.                                      77,900             1,251
-     Immune Response                                     114,917             1,250
-     Laboratory Corp. of America Holdings                 16,164             1,247
-     Anchor Gaming                                        25,899             1,242
      HCC Insurance Holdings, Inc.                         65,700             1,240
      Ametek Aerospace Products Inc.                       70,800             1,239
-     Jack in the Box Inc.                                 50,300             1,239
-     About.Com, Inc.                                      39,300             1,238
      Sealed Air Corp.                                     24,451             1,238
      First American Corp.                                 86,400             1,237
      Central Parking Corp.                                52,200             1,236
-     GTech Holdings Corp.                                 54,500             1,236
-     Salient 3 Communications Class A                    102,500             1,236
      Donaldson Co., Inc.                                  62,600             1,236
-     Covance, Inc.                                       140,213             1,236
      UMB Financial Corp.                                  37,652             1,235
-     Modis Professional Services Inc.                    139,153             1,235
      Ball Corp.                                           38,368             1,235
-     Gene Logic Inc.                                      34,600             1,235
-     Ventro Corp.                                         65,400             1,234
-     CapRock Communications Corp.                         63,300             1,234
      Aptargroup Inc.                                      45,700             1,234
-     EntreMed, Inc.                                       41,200             1,233
-     Impath, Inc.                                         22,700             1,231
-     Quintus Corp.                                        61,980             1,231
      First Midwest Bancorp                                52,890             1,230
      Roadway Express Inc.                                 52,458             1,229
-     Therma-Wave Inc.                                     55,000             1,227
      Service Corp. International                         384,661             1,226
      Raytheon Co. Class A                                 62,770             1,220
      Franklin Electric, Inc.                              18,000             1,220
      First Financial Bancorp                              61,884             1,218
-     Advanced Digital Information  Corp.                  76,300             1,216
      J.B. Hunt Transport Services, Inc.                   78,747             1,216
      Pulte Corp.                                          56,214             1,216
-     Epitope Inc.                                         88,400             1,216
      Nationwide Financial Services, Inc.                  36,900             1,213
-     Sylvan Learning Systems, Inc.                        88,200             1,213
-     Digital Insight Corp.                                35,600             1,210
      Alexander & Baldwin, Inc.                            54,800             1,209
      Dole Food Co.                                        73,800             1,208
-     LifeMinders, Inc.                                    40,800             1,206
      Commercial Federal Corp.                             77,383             1,204
-     Pacific Sunwear of California                        64,125             1,202
-     Azurix Corp.                                        153,800             1,202
-     Clarus Corp.                                         30,900             1,201
      Omnicare, Inc.                                      132,400             1,200
      Avista Corp.                                         68,800             1,200
-     Electroglas, Inc.                                    55,700             1,198
-     Adelphia Business Solutions, Inc.                    51,600             1,196
      Diagnostic Products Corp.                            37,323             1,194
-     Humana, Inc.                                        244,332             1,191
-     Southwest Bancorporation  of Texas, Inc.             57,400             1,191
-     Bright Horizons Family Solutions, Inc.               55,700             1,191
      Libbey, Inc.                                         36,900             1,185
-     Gulf Island Fabrication, Inc.                        69,700             1,185
-     Education Management Corp.                           65,600             1,185
      Universal Foods Corp.                                63,914             1,182
-     Telaxis Communications Corp.                         37,814             1,182
-     Ultratech Stepper, Inc.                              79,400             1,181
      Michael Foods Group, Inc.                            48,200             1,181
      Tecumseh Products Co. Class A                        30,913             1,180
-     Quiksilver, Inc.                                     75,850             1,180
-     Forrester Research, Inc.                             16,200             1,180
-     Pixelworks, Inc.                                     51,800             1,178
      Westcorp, Inc.                                       98,697             1,178
      Justin Industries, Inc.                              53,860             1,178
      Value Line, Inc.                                     30,600             1,178
      IDEX Corp.                                           37,225             1,175
      United National Bancorp                              63,933             1,175
-     PICO Holdings, Inc.                                  83,520             1,175
      Pennzoil-Quaker State Co.                            97,314             1,174

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     ClickAction, Inc.                                    73,300          $  1,173
-     Triarc Cos., Inc. Class A                            57,200             1,173
-     Caminus Corp.                                        47,790             1,171
-     SmartDisk Corp.                                      42,500             1,169
-     Insurance Auto Auctions, Inc.                        55,300             1,168
-     Loronix Information Systems                          32,500             1,168
-     Metricom                                             41,900             1,168
-     Polo Ralph Lauren Corp.                              81,900             1,167
      S & T Bancorp, Inc.                                  63,800             1,164
-     Spanish Broadcasting System, Inc.                    56,600             1,164
-     ViroPharma Inc.                                      74,400             1,163
-     McAfee.com Corp.                                     44,600             1,162
-     Algos Pharmaceutical Corp.                           76,200             1,162
-     Schein Pharmaceutical, Inc.                          53,700             1,161
      Kelly Services, Inc. Class A                         50,137             1,159
      Werner Enterprises, Inc.                            100,250             1,159
      Carpenter Technology Corp.                           54,800             1,158
-     Allied Riser Communications Corp.                    81,900             1,157
-     Atlantic Coast Airlines Holdings Inc.                36,400             1,156
-     Hain Celestial Group, Inc.                           31,500             1,156
      Black Hills Corp.                                    51,200             1,155
-     C-Cube Microsystems Inc.                             58,800             1,154
      Arch Chemicals, Inc.                                 52,750             1,154
      SJW Corp.                                             9,700             1,153
      Ruddick Corp.                                        97,600             1,153
-     McMoRan Exploration Co.                              69,551             1,148
      American National Can Group, Inc.                    68,000             1,148
-     Sonic Automotive, Inc.                              107,100             1,145
-     VIA NET.WORKS, Inc.                                  74,078             1,144
-     Sonic Corp.                                          38,925             1,143
      Doral Financial Corp.                                99,600             1,139
-     NS Group Inc.                                        54,400             1,139
-     eSPEED, Inc.                                         26,200             1,138
      Gables Residential Trust REIT                        44,000             1,136
      Liberty Corp.                                        27,000             1,134
      Cooper Tire & Rubber Co.                            101,905             1,134
-     STERIS Corp.                                        127,698             1,133
      AGL Resources Inc.                                   70,800             1,128
      D. R. Horton, Inc.                                   83,180             1,128
      HSB Group Inc.                                       36,235             1,128
-     Young Broadcasting Inc.                              43,900             1,128
-     Juno Online Services, Inc.                          104,900             1,128
-     PAREXEL International Corp.                         117,900             1,127
-     NetManage, Inc.                                     252,063             1,126
      Cleco Corp.                                          33,608             1,126
      Alfa Corp.                                           64,300             1,125
-     Cell Genesys, Inc.                                   40,100             1,123
-     OTG Software, Inc.                                   39,300             1,122
-     Liberty Digital, Inc.                                37,400             1,122
-     America West Holdings Corp. Class B                  65,500             1,122
      Elcor Corp.                                          48,750             1,121
-     Acuson Corp.                                         83,012             1,121
-     Geoworks                                             71,100             1,120
-     Quorum Health Group, Inc.                           108,400             1,118
-     BOK Financial Corp.                                  63,587             1,117
      Great American Financial Resources, Inc.             63,117             1,116
-     Meridian Gold Co.                                   182,200             1,116
      Texas Industries, Inc.                               38,500             1,112
-     Impco Technologies Inc.                              26,200             1,110
      Invacare Corp.                                       42,257             1,109
-     Frontline Capital Group                              52,000             1,108
-     Alexander's, Inc. REIT                               15,123             1,108
-     Viasystems Group, Inc.                               68,400             1,107
-     Primus Knowledge Solutions, Inc.                     24,600             1,107
-     Rent-A-Center, Inc.                                  49,200             1,107
-     Network Plus Corp.                                   77,900             1,105
-     Dollar Thrifty Automotive Group, Inc.                59,900             1,104
-     The Profit Recovery Group International, Inc.        66,400             1,104
-     IDEXX Laboratories Corp.                             48,200             1,103
      Kaydon Corp.                                         52,500             1,103
      Enterprise Products Partners L.P.                    49,000             1,103
      National Data Corp.                                  47,811             1,100
      Thomas Nelson, Inc.                                 128,350             1,099
      Healthcare Realty Trust Inc. REIT                    64,320             1,097
-     Lante Corp.                                          53,660             1,097
-     NetRatings, Inc.                                     42,790             1,096
-     Ciber, Inc.                                          82,700             1,096
      Morrison Management Specialists, Inc.                38,857             1,095
-     GoTo.com, Inc.                                       71,500             1,095
-     Ask Jeeves, Inc.                                     60,600             1,095
      Simmons First National                               48,850             1,093
-     Ampal-American Israel Corp.                          72,800             1,092
      Churchill Downs, Inc.                                46,700             1,092
-     Agribrands International, Inc.                       26,011             1,091
      CBRL Group, Inc.                                     74,254             1,091
-     Papa John's International, Inc.                      44,500             1,090
-     Shuffle Master, Inc.                                 75,817             1,090
-     Predictive Systems, Inc.                             30,300             1,089
      FINOVA Group, Inc.                                   83,629             1,087
      Realty Income Corp. REIT                             46,100             1,086
-     Applied Innovation Inc.                             102,200             1,086
-     Handleman Co.                                        86,761             1,085
-     Rare Medium Group, Inc.                              68,500             1,083
      New Jersey Resources Corp.                           28,400             1,081
-     Advanced Lighting Technologies, Inc.                 58,400             1,080
      Bel Fuse, Inc.-Class B                               40,350             1,079
-     CenterSpan Communications  Corp.                     57,500             1,078
-     Theragenics Corp.                                   125,784             1,077
-     ITT Educational Services, Inc.                       61,200             1,075
      Polaroid Corp.                                       59,431             1,073
-     Plains Resources                                     67,083             1,069
-     Organic, Inc.                                       109,634             1,069
-     Ionics, Inc.                                         34,900             1,069
      Polaris Industries, Inc.                             33,400             1,069
-     Hutchinson Technology, Inc.                          75,000             1,069
-     Sinclair Broadcast Group, Inc.                       97,100             1,068
-     Objective Systems Integrators, Inc.                  99,900             1,068
-     Bottomline Technologies, Inc.                        31,200             1,067
      Longs Drug Stores, Inc.                              49,019             1,066
      Pultizer, Inc.                                       25,266             1,066
      Piedmont Natural Gas, Inc.                           40,080             1,065

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     Sensory Science Corp.                               347,400         $   1,064
      F.N.B. Corp.                                         51,547             1,063
-     TenFold Corp.                                        64,663             1,063
-     Aspect Medical Systems, Inc.                         39,364             1,063
-     PRAECIS Pharmaceuticals Inc.                         38,121             1,063
      Lilly Industries Inc. Class A                        35,268             1,060
      Lancaster Colony Corp.                               55,182             1,059
      Albemarle Corp.                                      53,569             1,058
-     Silgan Holdings, Inc.                               107,800             1,058
-     HomeGrocer.com                                      175,168             1,056
      MeriStar Hospitality Corp. REIT                      50,300             1,056
-     DuPont Photomasks, Inc.                              15,400             1,055
      Meritor Automotive, Inc.                             95,866             1,055
      Clarcor Inc.                                         53,000             1,053
-     Conmed Corp.                                         40,668             1,052
-     Manor Care, Inc.                                    150,297             1,052
      Jefferies Group, Inc.                                52,100             1,052
-     Avant! Corp.                                         56,100             1,051
-     Capital Corp. of the West                           101,200             1,050
-     Markel Corp.                                          7,400             1,048
      Federal-Mogul Corp.                                 109,500             1,047
-     ORATEC Interventions, Inc.                           31,362             1,047
-     Zomax Inc.                                           79,700             1,046
      BancorpSouth, Inc.                                   74,300             1,045
-     Thermo Cardiosystems Inc.                           104,450             1,044
-     QuickLogic Corp.                                     46,900             1,044
      Philadelphia Suburban Corp.                          50,900             1,043
-     Visual Networks, Inc.                                36,600             1,043
-     American Freightways                                 71,904             1,043
      Earthgrains Co.                                      53,572             1,041
      Roper Industries Inc.                                40,628             1,041
-     Engineering Animation, Inc.                         111,400             1,041
      Rollins, Inc.                                        69,950             1,041
      Independence Community Bank Corp.                    78,500             1,040
-     Fossil, Inc.                                         53,350             1,037
-     Wave Systems Corp.                                   65,500             1,036
-     First Federal Financial Corp.                        73,268             1,035
-     EMS Technologies, Inc.                               57,386             1,033
-     InterWorld Corp.                                     50,350             1,032
-     Net2Phone, Inc.                                      28,918             1,032
      Hooper Holmes, Inc.                                 129,000             1,032
      HRPT Properties Trust REIT                          168,400             1,031
      Owens & Minor, Inc. Holding Co.                      59,950             1,030
-     Triad Guaranty, Inc.                                 44,900             1,030
-     Westell Technologies, Inc.                           68,600             1,029
      NUI Corp.                                            38,100             1,029
-     Insight Communications Co., Inc.                     65,800             1,028
      Haven Bancorp, Inc.                                  55,300             1,027
-     eToys Inc.                                          161,600             1,025
-     Genzyme Molecular Oncology                           73,831             1,024
-     Level 8 Systems Inc.                                 48,600             1,024
-     Sonosite, Inc.                                       35,479             1,022
      Staten Island Bancorp, Inc.                          57,900             1,020
      Briggs & Stratton Corp.                              29,722             1,018
      RGS Energy Group Inc.                                45,652             1,016
-     Mobile Mini, Inc.                                    46,000             1,015
-     Vail Resorts Inc.                                    62,200             1,015
      Pittston Brink's Group                               74,122             1,015
      National Service Industries, Inc.                    51,980             1,014
-     IKOS Systems, Inc.                                   93,700             1,013
-     Silicon Graphics, Inc.                              269,950             1,012
-     Signal Technology Corp.                              40,453             1,011
      The South Financial Group, Inc.                      69,600             1,009
-     Artisoft, Inc.                                       83,204             1,009
-     Furniture Brands International Inc.                  66,700             1,009
-     iManage, Inc.                                       101,501             1,009
-     Advance Paradigm, Inc.                               49,200             1,009
-     Stein Mart, Inc.                                     98,400             1,009
      Chemical Finance                                     38,781             1,008
      Dover Downs Entertainment, Inc.                      71,800             1,005
-     Aztar Corp.                                          64,700             1,003
-     Sonus Networks, Inc.                                  6,350             1,003
-     Grey Wolf, Inc.                                     200,500             1,003
-     ABC-NACO, Inc.                                      125,300             1,002
-     Avanex Corp.                                         10,466             1,000
-     Hollywood Casino Corp.                              142,700               999
-     Syntel, Inc.                                         99,850               998
      Trinity Industries, Inc.                             53,850               996
      Home Properties of New York, Inc. REIT               33,100               993
-     iGATE Capital Corp.                                  72,200               993
-     I-STAT Corp.                                         56,900               992
-     Priority Healthcare Corp. Class A                    13,348               992
-     Playboy Enterprises, Inc. Class B                    76,800               989
      Longview Fibre Co.                                   89,330               988
      Westbanco Inc.                                       40,750               988
-     BSQUARE Corp.                                        44,000               987
      MacDermid, Inc.                                      41,961               986
-     Centra Software, Inc.                               103,762               986
      Commerce Group, Inc.                                 33,400               985
-     Sagent Technology, Inc.                              69,100               985
      Modine Manufacturing Co.                             36,462               984
-     Ralcorp Holdings, Inc.                               80,357               984
      First Charter Corp.                                  62,484               984
      Federal Realty Investment Trust REIT                 49,200               984
      Bergen Brunswig Corp. Class A                       178,881               984
-     Net.B@nk, Inc.                                       78,900               981
-     Radio One, Inc.                                      33,150               980
      Ohio Casualty Corp.                                  92,188               979
-     Crossroads Systems, Inc.                             38,696               977
-     NCI Building Systems, Inc.                           48,200               976
-     Basin Exploration Inc.                               54,600               976
      National Presto Industries, Inc.                     31,737               976
-     Friendly Ice Cream Corp.                            192,100               973
-     V-One Corp.                                         194,362               972
-     Loudeye Technologies, Inc.                           55,703               971
-     Scios, Inc.                                         172,500               970
      Dreyer's Grand Ice Cream, Inc.                       46,200               970
-     TriPath Imaging, Inc.                               157,200               968
-     Battle Mountain Gold Co. Class A                    441,999               967
      H.B. Fuller Co.                                      21,200               966
-     AGENCY.COM Inc.                                      54,120               964
      AGCO Corp.                                           78,600               963
-     WorldGate Communications, Inc.                       54,100               960
-     Unifi, Inc.                                          77,550               960
      Superior Telecom Inc.                                96,510               959
-     Volt Information Sciences Inc.                       29,100               958
      Lennox International Inc.                            72,330               958
-     FirstCom Corp.                                       63,600               958
-     Scientific Games Holdings Corp.                      39,000               958

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Coinstar, Inc.                                       95,000         $     956
      Kimball International, Inc. Class B                  64,800               956
      Analysts International Corp.                        102,600               955
-     BUY.COM, Inc.                                       189,900               955
-     Triad Hospitals, Inc.                                39,494               955
      Mine Safety Appliances Co.                           39,800               955
      Walter Industries, Inc.                              83,500               955
-     Mid Atlantic Medical Services, Inc.                  70,700               954
-     Network Access Solutions Corp.                       99,800               954
      Fremont General Corp.                               241,994               953
-     AXYS Pharmaceuticals, Inc.                          159,945               950
      Student Loan Corp.                                   22,600               949
      X-Rite Inc.                                         104,000               949
      Prentiss Properties Trust REIT                       39,500               948
-     Brightpoint, Inc.                                   109,500               948
-     MetaCreations Corp.                                  78,925               947
-     Thermo Ecotek Corp.                                 100,850               945
-     Playtex Products, Inc.                               83,400               943
-     Dal-Tile International Inc.                         114,300               943
-     Precision Optics Corp.                               56,500               943
-     Netopia, Inc.                                        23,400               942
      State Auto Financial Corp.                           79,300               942
-     Webvan Group Inc.                                   129,100               940
      Koger Equity, Inc. REIT                              55,600               938
-     Multex.com Inc.                                      37,200               937
-     Metawave Communications Corp.                        35,106               937
-     Nuevo Energy Co.                                     49,600               936
-     Gadzooks, Inc.                                       80,600               936
-     Diacrin, Inc.                                       118,700               935
      Bowne & Co., Inc.                                    92,800               934
      OceanFirst Financial Corp.                           50,600               933
-     NETRIX Corp.                                         75,700               932
-     Vicinity Corp.                                       47,400               930
-     Xpedior Inc.                                         67,280               929
-     Netpliance, Inc.                                    101,625               927
-     Open Market, Inc.                                    67,100               927
      EastGroup Properties, Inc. REIT                      44,000               927
-     Extensity, Inc.                                      27,045               926
      Standard Pacific Corp.                               92,600               926
      The Toro Co.                                         28,100               926
-     Alaska Air Group, Inc.                               34,100               925
      Watts Industries Class A                             73,200               924
-     infoUSA Inc.                                        142,032               923
      St. Mary Land & Exploration Co.                      21,928               922
-     eXcelon Corp.                                       116,100               922
-     Veterinary Centers of America, Inc.                  66,760               918
-     eLoyalty Corp.                                       71,975               918
      Kansas City Life Insurance Co.                       34,100               916
-     Data Broadcasting Corp.                             145,100               916
      R.L.I. Corp.                                         26,325               915
-     Wisconsin Central Transportation Corp.               70,300               914
-     NPS Pharmaceuticals, Inc.                            34,100               912
-     Specialty Equipment Cos., Inc.                       33,600               911
-     CAIS Internet, Inc.                                  64,700               910
      BSB Bancorp, Inc.                                    45,332               909
-     Prodigy Communications Corp. Class A                 86,600               909
-     Bio-Rad Laboratories, Inc. Class A                   36,353               909
      USFreightways Corp.                                  37,000               909
-     Antigenics, Inc.                                     54,488               906
      Gaylord Entertainment Co. Class A                    42,119               906
      CPI Corp.                                            42,800               904
-     Mediaplex, Inc.                                      46,798               904
-     Swift Energy Co.                                     31,800               902
-     Nautica Enterprises, Inc.                            84,149               899
-     Foamex International, Inc.                          148,200               898
-     Belco Oil & Gas Corp.                               105,700               898
      Russell Corp.                                        44,797               896
-     Cadiz Inc.                                          111,700               894
      Glimcher Realty Trust REIT                           62,100               893
-     World Access, Inc.                                   80,561               891
      Sterling Bancshares, Inc.                            82,400               891
      First Financial Holdings, Inc.                       64,700               890
      South Jersey Financial Corp. Inc.                    45,400               890
-     SeaChange International, Inc.                        30,800               889
      Advanta Corp. Class A                                72,939               889
-     Factory 2-U Stores Inc.                              23,500               889
-     Andrea Radio Corp.                                  124,500               887
-     Internet Pictures Corp.                              58,638               887
      Petroleum Helicopters, Inc.                          92,000               885
-     Syntroleum Corp.                                     51,700               885
-     Royal Appliance Manufacturing Co.                   155,586               885
      N L Industries, Inc.                                 58,000               885
      MAF Bancorp, Inc.                                    48,583               884
-     CUNO Inc.                                            38,200               883
-     Catalytica, Inc.                                     80,100               881
      First Citizens BancShares Class A                    14,800               881
      Manitowac Co., Inc.                                  32,900               880
-     Telular Corp.                                        73,250               879
      Kennametal, Inc.                                     41,000               879
-     MessageMedia Inc.                                   250,900               878
      Commercial Metals Co.                                31,900               877
-     Network Peripherals, Inc.                            52,360               877
-     DSL.Net, Inc.                                        85,000               877
-     Fairfield Communities, Inc.                         111,200               876
      John H. Harland Co.                                  58,587               875
-     BindView Development Corp.                           72,900               875
      Baldor Electric Co.                                  46,940               874
      Chemed Corp.                                         31,000               874
      Storage USA, Inc. REIT                               29,600               873
      Anchor Bancorp Wisconsin Inc.                        57,000               873
      Lincoln Electric Holdings                            61,248               873
      Harbor Florida Bancshares, Inc.                      83,479               871
      The Macerich Co. REIT                                39,400               869
      Mills Corp. REIT                                     46,200               869
      SLI, Inc.                                            71,650               869
      Harleysville National Corp.                          26,514               868
      Primex Technologies, Inc.                            39,460               868
-     UNOVA, Inc.                                         118,238               865
-     AppliedTheory Corp.                                  57,600               864
      Foster Wheeler Corp.                                100,126               864
-     Castle & Cooke Inc.                                  44,700               863
      JP Realty Inc. REIT                                  48,400               862
      CPB, Inc.                                            34,400               860

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
      Chesapeake Corp. of Virginia                         29,017        $      860
-     eShare Communications, Inc.                         122,600               858
-     Mail-Well, Inc.                                      99,500               858
-     Revlon, Inc. Class A                                135,700               857
-     American Classic Voyager Co.                         41,500               856
-     Kronos, Inc.                                         32,900               855
-     kforce.com, Inc.                                    123,283               855
-     Genrad, Inc.                                         94,988               855
-     Caldera Systems, Inc.                                65,400               854
      Regal-Beloit Corp.                                   53,600               854
      National Golf Properties, Inc. REIT                  40,400               853
      Burlington Coat Factory Warehouse Corp.              78,810               852
      Sun Communities, Inc. REIT                           25,400               849
-     The InterCept Group, Inc.                            49,900               848
-     General DataComm Industries, Inc.                   139,400               845
-     Structural Dynamics Research Corp.                   56,100               845
      American States Water Co.                            28,400               845
-     National Information Consortium, Inc.                74,200               844
      Centex Construction Products,Inc.                    37,200               844
      Harmon Industries, Inc.                              63,400               840
-     Avatar Holding, Inc.                                 36,500               840
      Taubman Co. REIT                                     76,200               838
-     Troy Group, Inc.                                     56,200               836
-     Policy Management Systems Corp.                      54,340               835
-     Sunglass Hut International, Inc.                    101,626               835
-     Software Spectrum, Inc.                              48,200               834
-     Project Software & Development, Inc.                 46,300               833
-     Switchboard Inc.                                     83,291               833
-     Netcentives Inc.                                     44,700               833
      PFF Bancorp, Inc.                                    45,600               832
-     Uniroyal Technology Corp.                            75,186               832
-     Water Pik Technologies, Inc.                        132,874               830
      A. Schulman Inc.                                     68,693               829
      Olin Corp.                                           50,200               828
-     Radiant Systems, Inc.                                34,500               828
-     Esterline Technologies Corp.                         55,590               827
      Armstrong Holdings, Inc.                             53,971               826
-     IDX Systems Corp.                                    58,500               826
-     Chordiant Software, Inc.                             49,700               826
-     Laser Vision Centers, Inc.                          133,400               825
-     Labor Ready, Inc.                                   124,150               822
      CH Energy Group, Inc.                                24,200               821
      Omega Financial Corp.                                32,512               821
      First International Bancorp, Inc.                   100,900               820
-     WMS Industries, Inc.                                 53,100               820
-     Henry Schein, Inc.                                   47,479               819
-     Jackpot Enterprises, Inc.                            64,800               818
      Brown Shoe Company, Inc.                             62,715               815
      Thor Industries, Inc.                                38,800               815
      Midas Inc.                                           40,720               814
-     American Axle & Manufacturing Holdings, Inc.         57,400               814
-     MAXIMUS, Inc.                                        36,800               814
-     ebix.com Inc.                                       159,780               814
-     GetThere.com, Inc.                                   77,003               813
-     Billing Concepts Corp.                              183,228               813
-     Bell & Howell Co.                                    33,500               812
-     PLATO Learning, Inc.                                 58,900               810
-     Ogden Corp.                                          89,945               810
-     Respironics, Inc.                                    44,966               809
      Detroit Diesel Corp.                                 54,700               807
-     American Italian Pasta Co.                           39,000               807
-     Vicorp Restaurants, Inc.                             44,148               806
-     Guess ?, Inc.                                        57,500               805
      E.W. Blanch Holdings, Inc.                           39,600               804
-     Boston Beer Co., Inc. Class A                        93,800               803
      Strayer Education, Inc.                              33,400               802
      Great Atlantic & Pacific
       Tea Co., Inc.                                       48,191               801
-     Technisource, Inc.                                  206,600               801
-     Numerex Corp.                                        64,600               799
-     OSI Pharmaceticals, Inc.                             27,700               798
      Tredegar Corp.                                       42,000               798
      Horace Mann Educators Corp.                          53,200               798
-     Ventana Medical Systems, Inc.                        33,900               797
-     Franklin Electronic Publishers, Inc.                 89,700               796
      Atmos Energy Corp.                                   45,476               796
      St. Francis Capital Corp.                            52,500               794
      Westpoint Stevens, Inc.                              71,086               791
-     GraphOn Corp.                                        93,000               791
      Andover Bancorp, Inc.                                27,400               789
-     DT Industries, Inc.                                  84,200               789
      P.H. Glatfelter Co.                                  77,400               789
      Parkway Properties Inc. REIT                         25,850               788
-     Digital Generation Systems                          116,800               788
-     IGEN International, Inc.                             47,600               788
-     Yellow Corp.                                         53,447               788
      AMCOL International Corp.                            47,650               786
-     Kendle International Inc.                            99,700               785
-     Cyberonics, Inc.                                     65,300               784
-     Professional Detailing, Inc.                         23,000               783
-     Palm Harbor Homes, Inc.                              53,900               782
-     Parker Drilling Co.                                 126,300               781
-     Ulticom, Inc.                                        32,517               781
-     GenesisIntermedia.com, Inc.                          48,500               779
-     Curative Health Services Inc.                       128,800               777
-     Pac-West Telecom, Inc.                               38,720               774
-     Sunbeam Corp.                                       224,678               772
      CompX International Inc.                             38,000               772
-     Expedia Inc.                                         52,040               771
      United Dominion Industries Ltd.                      45,300               770
-     National Processing, Inc.                            61,600               770
-     The Neiman Marcus Group, Inc. Class B                27,740               770
      LNR Property Corp.                                   39,400               768
-     Western Digital Corp.                               153,600               768
      Phoenix Investment Partners Ltd.                     73,000               767
-     Value City Department Stores, Inc.                   80,500               765
      Coachmen Industries, Inc.                            66,496               765
      Tanger Factory Outlet Centers, Inc. REIT             32,411               762
-     Be Free, Inc.                                        84,600               761
-     GC Cos                                               33,991               761

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
      Riggs National Corp.                                 60,100        $      759
-     NetZero Inc.                                        145,300               758
      AmerUs Life Holdings, Inc.                           36,703               757
-     Artesyn Technologies, Inc.                           27,200               757
-     Tower Automotive, Inc.                               60,500               756
-     Autotote Corp.                                      172,200               753
-     Heartland Express, Inc.                              45,092               752
-     CSK Auto Corp.                                       99,500               752
-     Tom Brown, Inc.                                      32,600               752
      IKON Office Solutions, Inc.                         193,753               751
      Lindsay Manufacturing Co.                            38,137               748
-     RMH Teleservices, Inc.                               50,700               748
-     Mortons Restaurant Group                             34,744               747
-     SITEL Corp.                                         151,000               746
-     Cylink Corp.                                         44,500               745
      First Sentinel Bancorp Inc.                          90,645               745
-     Strattec Security Corp.                              22,905               744
-     National Dentex Corp.                                44,100               744
-     Todd Shipyards Corp.                                 94,447               744
      Southwest Gas Corp.                                  42,400               742
      Sovran Self Storage, Inc. REIT                       34,600               742
-     Catalina Lighting, Inc.                             156,000               741
      The Trust Co. of New Jersey                          40,600               741
      First Source Corp.                                   47,182               740
      First Bancorp/Puerto Rico                            39,850               740
-     Boca Resorts, Inc. Class A                           74,800               739
      California Independent Bancorp                       32,825               739
-     Charles River Associates Inc.                        41,900               738
-     Oxigene, Inc.                                        73,839               738
-     Credit Acceptance Corp.                             132,600               738
-     Calico Commerce Inc.                                 45,300               736
      MascoTech Inc.                                       68,015               735
-     Datastream Systems, Inc.                             58,700               734
-     Rightchoice Managed Care, Inc.                       43,000               734
-     Braun Consulting, Inc.                               34,700               733
-     Marimba, Inc.                                        52,500               732
-     TCI Satellite Entertainment, Inc. Class A            84,106               731
-     XOMA Ltd.                                           170,656               731
-     Cambridge Technology Partners                        83,600               729
-     Wesco International, Inc.                            76,200               729
      CNA Surety Corp.                                     60,990               728
      Middlesex Water Co.                                  25,400               727
-     Penwest Pharmaceuticals Co.                          72,236               727
-     Candela Corp.                                        79,650               727
      Irwin Financial Corp.                                50,300               726
-     Gardner Denver Inc.                                  40,554               725
-     Centennial Bancorp                                   83,412               725
      McDermott International, Inc.                        82,165               724
      JDN Realty Corp. REIT                                71,050               724
      F & M Bancorp                                        36,593               723
-     Transaction Systems Architects, Inc.                 42,200               723
-     Davox Corp.                                          55,800               722
      Bangor Hydro-Electric Co.                            30,800               722
-     Launch Media, Inc.                                   78,000               721
-     APAC Teleservices, Inc.                              65,111               720
-     Sykes Enterprises, Inc.                              55,900               720
-     Performance Food Group Co.                           22,450               718
      Community Trust Bancorp Inc.                         40,605               718
      United Illuminating Co.                              16,400               718
-     Data Race, Inc.                                     108,222               717
      U.S.B. Holding Co., Inc.                             50,715               716
-     Checkpoint Systems, Inc.                             95,474               716
-     SCG Holding Corp.                                    32,700               715
-     TALK.com, Inc.                                      123,005               715
-     AXENT Technologies, Inc.                             28,800               715
-     XTRA Corp.                                           18,100               714
-     Aetrium, Inc.                                       123,800               712
-     Atlanta Sosnoff Capital                              71,100               711
      Bush Industries, Inc.                                44,383               710
-     Ryan's Family Steak Houses, Inc.                     84,115               710
-     OfficeMax, Inc.                                     141,850               709
-     Zoltek Cos., Inc.                                    83,400               709
      Watsco, Inc.                                         56,700               709
-     CorVel Corp.                                         28,700               709
-     Dura Automotive Systems, Inc.                        65,479               708
      Hancock Holding Co.                                  20,800               707
      Redwood Trust, Inc. REIT                             50,500               707
-     LendingTree, Inc.                                    94,000               705
-     3Dfx Interactive, Inc.                               90,500               704
      Meridian Diagnostics, Inc.                           90,129               704
-     QRS Corp.                                            28,600               702
-     Aurora Foods Inc.                                   175,600               702
      Sauer-Danfoss, Inc.                                  71,000               701
      Independent Bank Corp.                               61,900               700
      Farmer Brothers, Inc.                                 4,000               700
-     Cytoclonal Pharmaceutics Inc.                        69,100               700
      Rollins Truck Leasing                               100,800               699
      Nationwide Health Properties, Inc. REIT              49,900               695
      PXRE Group Ltd.                                      51,488               695
-     Wyndham International, Inc. Class A                 277,976               695
-     Stoneridge,Inc.                                      79,400               695
-     Clark/Bardes Holdings, Inc.                          42,100               695
-     Crescendo Pharmaceuticals Corp.                      34,479               694
-     Bluestone Software Inc.                              27,000               694
-     NRG Energy, Inc.                                     38,000               694
-     MyPoints.com, Inc.                                   36,500               692
-     MarketWatch.com, Inc.                                36,700               690
      Wabash National Corp.                                57,650               688
-     DVI, Inc.                                            43,000               688
-     Aerosonic Corp.                                      66,300               688
-     CDI Corp.                                            33,700               687
      Meditrust Corp. REIT                                183,039               686
-     Hollywood Entertainment Corp.                        87,129               686
-     Applied Graphics Technologies, Inc.                 161,360               686
-     Per-Se Technologies, Inc.                            73,105               685
-     800-JR CIGAR, Inc.                                   69,400               685
-     Insignia Financial Group, Inc.                       68,500               685
      Amcore Financial                                     37,400               685
-     Ventas, Inc. REIT                                   214,363               683
      ChemFirst Inc.                                       28,300               683
      Mid Atlantic Realty Trust REIT                       68,250               683
-     Florida Banks, Inc.                                 125,500               682
-     New Frontier Media, Inc.                             93,300               682
      Ottawa Financial Corp.                               40,027               680
-     USDATA Corp., Inc.                                   76,616               680
      TF Financial Corp.                                   49,900               680

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     eMerge Interactive, Inc.                             37,892           $   680
      CB Bancshares Inc./Hawaii                            27,600               680
      CTG Resources Inc.                                   18,515               679
-     Media Metrix, Inc.                                   26,700               679
      LandAmerica Financial Group, Inc.                    29,600               679
-     NBTY, Inc.                                          106,300               678
-     Viacom Inc. Class A                                   9,906               677
      Allen Organ Co.                                      11,600               677
      Flowserve Corp.                                      44,942               677
-     SpeedUs.com, Inc.                                   113,900               676
      FBL Financial Group, Inc. Class A                    42,900               676
      Bob Evans Farms, Inc.                                45,200               675
-     Tech-Sym Corp.                                       24,002               675
      Seacoast Banking Corp. of Florida Class A            25,000               675
      Corus Bankshares Inc.                                25,500               674
-     The Boyds Collection, Ltd.                           79,300               674
-     MICROS Systems, Inc.                                 36,300               674
-     StaffMark, Inc.                                     100,500               672
      Texas Regional Bancshares, Inc.                      26,450               671
-     Drexler Technology Corp.                             51,589               671
-     Perficient, Inc.                                     47,900               671
      CVB Financial Corp.                                  42,400               670
-     Choice Hotel International, Inc.                     67,441               670
      Wausau-Mosinee Paper Corp.                           78,244               670
      Movado Group, Inc.                                   55,800               670
      NYMAGIC, Inc.                                        46,900               668
      Wabtec Corp.                                         64,338               668
      United Wisconsin Services, Inc.                     120,400               666
      Arnold Industries, Inc.                              55,200               666
      Associated Estates Realty Corp. REIT                 94,900               664
      J.M. Smucker Co. Class A                             34,500               664
-     Protocol Systems, Inc.                               41,600               663
-     Inprise Corp.                                       108,200               663
-     Advantage Learning Systems, Inc.                     43,100               663
-     Material Sciences Corp.                              66,250               663
-     Gadzoox Networks, Inc.                               48,400               662
-     Atrix Laboratories, Inc.                             70,589               662
      Fedders Corp.                                       113,845               662
-     Boron, LePore & Associates, Inc.                     71,500               661
      Bandag, Inc.                                         27,238               661
      Annaly Mortgage Management Inc. REIT                 74,200               659
      Quaker Chemical Corp.                                37,900               658
      Enhance Financial Services Group, Inc.               45,800               658
-     IMRglobal Corp.                                      50,400               658
-     Giant Industries, Inc.                               83,600               658
      Medford Bancorp, Inc.                                46,598               658
      Berry Petroleum Class A                              38,600               656
-     MedQuist, Inc.                                       19,299               656
-     Input/Output, Inc.                                   77,500               654
      Regis Corp.                                          52,191               652
-     Kensey Nash Corp.                                    58,600               652
      AREA Bancshares Corp.                                29,145               650
      Presidential Life Corp.                              46,700               648
-     Musicland Stores Corp.                               87,100               648
      Landauer, Inc.                                       41,600               647
-     Scott Technologies, Inc.                             37,600               646
-     MeriStar Hotels & Resorts, Inc. REIT                224,600               646
-     Caliber Learning Network, Inc.                      158,900               646
-     WorldPages.com, Inc.                                107,500               645
-     Avis Group Holdings, Inc.                            34,400               645
-     Internet.com Corp.                                   32,700               644
-     Sequa Corp. Class A                                  16,844               643
-     Trammell Crow Co.                                    59,800               643
-     Beasley Broadcast Group, Inc.                        47,100               642
      MTS Systems Corp.                                   102,580               641
-     Latitude Communications, Inc.                        57,300               641
-     The Children's Place Retail Stores, Inc.             31,200               640
-     URS Corp.                                            45,500               637
-     Travelocity.com Inc.                                 38,900               637
      NCH Corp.                                            17,600               637
      General Cable Corp.                                  78,350               637
      Consolidated-Tomoka Land Co.                         52,500               637
      M.A. Hanna Co.                                       70,650               636
-     AmeriPath, Inc.                                      71,600               635
-     Hexcel Corp.                                         66,800               635
-     PSS World Medical, Inc.                              94,400               634
-     Ocwen Financial Corp.                               113,700               632
-     Mediacom Communications Corp.                        41,120               632
-     Hoenig Group, Inc.                                   64,400               632
      NBT Bancorp, Inc.                                    59,093               632
-     World Acceptance Corp.                              120,100               631
-     Benihana Inc. Class A                                47,100               630
-     Intraware, Inc.                                      39,200               630
-     Duramed Pharmaceuticals, Inc.                       115,700               629
-     OneMain.com, Inc.                                    55,900               629
      AAR Corp.                                            52,400               629
      Empire District Electric Co.                         28,500               629
-     Beringer Wine Estates Holdings, Inc.                 17,800               629
-     Kaiser Aluminum & Chemical Corp.                    157,000               628
-     Diametrics Medical, Inc.                            111,000               628
      Riviana Foods, Inc.                                  36,000               628
      Cato Corp. Class A                                   53,900               627
-     AirTran Holdings, Inc.                              150,700               626
      First Commonwealth Financial Corp.                   69,000               625
      Crown American Realty Trust REIT                    116,300               625
-     Thermotrex Corp.                                     56,500               625
-     Oceaneering International, Inc.                      32,890               625
      Hunt Corp.                                           60,100               624
-     ShopKo Stores, Inc.                                  40,545               623
      Milacron Inc.                                        42,885               622
      Alico, Inc.                                          39,100               621
      Tenneco Automotive, Inc.                            118,192               621
-     eMachines, Inc.                                     230,634               620
-     Orbital Sciences Corp.                               50,800               619
-     Net2000 Communications, Inc.                         37,742               618
      Connecticut Water Services, Inc.                     23,100               618
-     Thermo TerraTech, Inc.                               77,200               618
      Curtiss-Wright Corp.                                 16,600               617
      Fleetwood Enterprises, Inc.                          43,274               617

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Complete Business Solutions, Inc.                    35,000          $    615
-     Preview Systems, Inc.                                47,280               615
-     NextCard, Inc.                                       72,115               613
-     Department 56 Inc.                                   55,695               613
      Caraustar Industries, Inc.                           40,500               613
      Arrow Financial Corp.                                40,796               612
      Corporate Office Properties Trust, Inc. REIT         66,600               612
      Alliance Bancorp Inc.                                37,199               611
-     Midway Games Inc.                                    75,466               608
      Southwestern Energy Co.                              97,300               608
-     Vivus, Inc.                                          87,400               606
      J. Baker, Inc.                                      104,291               606
-     Ampex Corp. Class A                                 358,900               606
-     XCare.net, Inc.                                     112,600               605
      Coca-Cola Bottling Co.                               13,300               605
-     VTEL Corp.                                          161,338               605
-     National Western Life Insurance Co. Class A           8,400               605
-     P-Com, Inc.                                         106,300               605
-     Charming Shoppes, Inc.                              118,079               601
-     Collins & Aikman Corp.                              115,900               601
-     All American Semiconductor, Inc.                     32,440               600
      Grove Property Trust REIT                            36,900               600
-     Quaker City Bancorp, Inc.                            38,972               599
-     American Bank Note Holographics, Inc.               266,100               599
-     Pegasus Solutions Inc.                               54,950               598
      USEC Inc.                                           129,200               598
-     LightPath Technologies, Inc.                         15,000               597
      The Stride Rite Corp.                                97,426               597
-     Del Webb Corp.                                       38,900               596
-     Credit Management Solutions, Inc.                    99,400               593
      Heritage Financial Corp.                             68,200               592
-     TransMontaigne Inc.                                  96,700               592
      The Standard Register Co.                            41,547               592
-     I-Link, Inc.                                        110,100               592
      Gentek, Inc.                                         52,857               591
-     Jones Lang Lasalle Inc.                              44,200               591
-     Right Management Consultants                         56,300               591
      Pitt Des Moines, Inc.                                31,100               591
-     Inforte Corp.                                        16,411               591
-     Daisytek International Corp.                         62,500               590
      Tremont Corp.                                        26,346               589
      Public Service Co. of New Mexico                     38,180               589
      Vesta Insurance Group, Inc.                          95,100               588
-     Matria Healthcare, Inc.                             128,000               588
-     Bethlehem Steel Corp.                               165,015               588
-     Vyyo Inc.                                            21,700               586
-     HotJobs.com Ltd.                                     42,400               586
      Flushing Financial Corp.                             38,400               586
      BeautiControl Cosmetics                             145,200               585
      Massbank Corp.                                       20,900               585
-     Lifecore Biomedical Inc.                             74,300               585
-     Audiovox Corp.                                       26,500               585
      RPC Inc.                                             55,300               584
-     High Speed Access Corp.                              89,000               584
-     New Focus, Inc.                                       7,100               583
      Gerber Scientific, Inc.                              50,700               583
-     AVT Corp.                                            79,000               583
-     Read Rite Corp.                                     262,131               582
-     net.Genesis Corp.                                    32,181               581
-     Globe Business Resources, Inc.                       44,700               581
-     Jacobson Stores Inc.                                116,200               581
-     Samsonite Corp.                                     128,990               580
-     SoftNet Systems, Inc.                                60,200               579
-     Petrocorp, Inc.                                      82,478               577
-     IHOP Corp.                                           34,400               576
-     Danielson Holdings Corp.                            118,100               576
      UniSource Energy Corp.                               38,380               576
-     PRWW, Ltd.                                           41,400               574
-     Navidec, Inc.                                        64,700               574
      Lawrence Savings Bank                                82,000               574
-     Aftermarket Technology Corp.                         67,500               574
      Atlantic Tele-Network, Inc.                          60,720               573
-     Applica Inc.                                         50,599               572
-     Neoforma.com, Inc.                                   81,400               572
-     InterVoice-Brite, Inc.                               87,188               572
      Health Care REIT, Inc.                               35,200               572
      Spartan Motors, Inc.                                136,500               572
-     U.S. Can Corp.                                       32,809               570
-     Eprise Corp.                                         34,660               570
      Blockbuster Inc. Class A                             58,800               570
-     Il Fornaio (America) Corp.                           66,000               569
-     Advanced Polymer Systems                            150,500               569
-     Tanning Technology Corp.                             29,500               568
-     Insmed Inc.                                         174,700               568
-     Griffin Land & Nurseries, Inc.                       46,100               568
      Dime Community Bancshares                            34,900               567
-     Lazare Kaplan International, Inc.                    69,800               567
-     Action Performance Cos., Inc.                        78,193               567
-     United Capital Corp.                                 41,900               566
-     Philadelphia Consolidated Holding Corp.              33,600               565
-     US Oncology, Inc.                                   112,876               564
      Sizzlers Property Investors, Inc. REIT               75,000               563
-     Digital Impact, Inc.                                 39,800               562
-     Applix, Inc.                                         72,321               560
      Northwest Bancorp, Inc.                              81,500               560
      Newmil Bancorp, Inc.                                 55,400               559
-     Pegasystems Inc.                                    111,600               558
      FFY Financial Corp.                                  50,600               557
-     Cone Mills Corp.                                     89,800               556
      NACCO Industries, Inc. Class A                       15,816               556
-     Spectranetics Corp.                                 112,500               555
      Town & Country Trust REIT                            32,300               555
      Queens County Bancorp, Inc.                          30,100               555
-     Mapics Inc.                                          96,400               554
-     Total Renal Care Holdings, Inc.                      92,269               554
      Stepan Co.                                           23,800               553
-     Sizzler International                               215,925               553
      Gorman-Rupp Co.                                      35,125               553
-     Hayes Lemmerz International, Inc.                    45,840               553
      Standard Commercial Tobacco Co.                     120,971               552
-     Packard BioScience Co.                               32,400               551
-     Photoworks, Inc.                                    183,479               550
      First Union Real Estate REIT                        187,320               550

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     S&K Famous Brands Inc.                               76,600          $    549
-     Wit Soundview Group, Inc.                            51,100               549
-     AT&T Corp.-Liberty Media Group                       16,876               548
      The Warnaco Group, Inc. Class A                      70,692               548
      Kilroy Realty Corp. REIT                             21,100               547
-     Total-Tel USA Communications, Inc.                   54,680               547
-     Consolidated Graphics, Inc.                          58,300               547
      First Financial Corp.-Indiana                        17,900               546
      Blair Corp.                                          29,500               546
-     Garden Fresh Restaurant Corp.                        52,200               545
-     SportsLine.com, Inc.                                 31,900               544
      LSI Industries Inc.                                  35,818               544
-     AMBI, Inc.                                          177,600               544
-     I.D. Systems, Inc.                                  127,900               544
      InterWest Bancorp Inc.                               38,800               543
-     Zebra Technologies Corp. Class B                     12,240               542
      Stewart Enterprises, Inc. Class A                   153,500               542
      McGrath Rent Corp.                                   31,700               539
      Great Southern Bancorp, Inc.                         31,000               539
-     Workflow Management, Inc.                            45,267               538
-     Sterile Recoveries, Inc.                             69,300               537
      Fidelity Bancorp, Inc.                               30,800               537
-     Liquid Audio, Inc.                                   56,700               537
-     BioMarin Pharmaceutical Inc.                         31,500               536
-     Avid Technology, Inc.                                44,600               535
-     Mesa Air Group Inc.                                  96,700               535
      International Multifoods Corp.                       30,881               535
-     Z-Tel Technologies, Inc.                             44,455               533
      State Financial Services Corp. Class A               55,769               533
      Marion Capital Holdings                              25,700               533
-     First Consulting Group, Inc.                         95,516               531
      Katy Industries, Inc.                                45,100               530
-     Pliant Systems, Inc.                                 84,400               527
-     Jupiter Communications, Inc.                         22,900               527
-     MGI Pharma, Inc.                                     18,300               526
-     International Specialty Products, Inc.               92,400               526
      Springs Industries Inc. Class A                      16,406               525
      Granite State Bankshares, Inc.                       34,700               525
      The Ackerley Group, Inc.                             44,600               524
      Tejon Ranch Co.                                      23,200               523
-     Stratus Properties, Inc.                            123,000               523
      Summit Bancshares, Inc.                              30,300               523
-     Provident Financial Holdings, Inc.                   37,500               523
      Arvin Industries, Inc.                               30,000               521
      Bassett Furniture Industries, Inc.                   41,263               521
      ABM Industries                                       22,600               520
-     American Skiing Co.                                 188,500               518
-     Tyler Technologies, Inc.                            202,100               518
      Cabot Industrial Trust REIT                          26,300               518
      Madison Gas & Electric Co.                           26,200               517
-     Marketing Specialists Corp.                         295,500               517
-     Xicor, Inc.                                          77,200               516
-     Casella Waste Systems, Inc.                          48,000               516
-     Sequoia Software Corp.                               31,500               516
      Ampco-Pittsburgh Corp.                               46,335               515
      A.O. Smith Corp.                                     24,600               515
-     Versant Corp.                                       105,492               514
-     Quokka Sports, Inc.                                  64,000               514
      Schweitzer-Mauduit International, Inc.               41,037               513
-     Trans World Entertainment Corp.                      42,300               513
-     PJ America Inc.                                      52,600               513
-     Baldwin Technology Class A                          241,300               513
-     Kaneb Services, Inc.                                127,716               511
      Timberline Software Corp.                            69,804               510
-     Carmike Cinemas, Inc. Class A                       131,689               510
      Alamo Group, Inc.                                    40,800               510
-     ePresence, Inc.                                      70,300               510
-     24/7 Media, Inc.                                     32,600               509
-     Berlitz International, Inc.                          56,427               508
-     Comptek Research, Inc.                               28,600               508
-     Headway Corporate Resources, Inc.                   156,200               508
-     Nortek, Inc.                                         25,700               508
-     Centura Software Corp.                               92,188               507
      Virco Manufacturing Corp.                            38,935               506
-     U.S. Interactive, Inc.                               38,986               504
-     Vlasic Foods International, Inc.                    310,369               504
      Gainsco, Inc.                                       100,846               504
-     Microwave Systems Corp.                             195,500               501
      Greater Bay Bancorp                                  10,700               500
      Mueller (Paul) Co.                                   20,000               500
-     Comcast Corp. Class A                                12,860               500
-     ActionPoint, Inc.                                    64,500               500
      HEICO Corp.                                          35,008               499
-     Acclaim Entertainment Inc.                          346,500               498
-     Walker Interactive Systems, Inc.                    137,300               498
      Jefferson Savings Bancorp, Inc.                      45,500               498
-     Tuesday Morning Corp.                                47,200               496
      Wallace Computer Services, Inc.                      50,100               495
-     Net Perceptions, Inc.                                31,100               494
-     ABIOMED, Inc.                                        16,000               492
-     Deltek Systems, Inc.                                 83,200               491
      World Fuel Services Corp.                            56,961               491
      United Mobile Homes, Inc. REIT                       59,400               490
      L. S. Starrett Co. Class A                           28,000               490
-     Interneuron Pharmaceutical, Inc.                    261,200               490
      Columbia Bancorp                                     54,400               490
-     Voyager.net, Inc.                                    61,000               488
      Met-Pro Corp.                                        54,145               487
      First South Bancorp, Inc.                            24,750               486
      Republic Security Financial Corp.                    96,968               485
-     FirstWorld Communications Inc.                       46,000               483
-     Thermo Fibertek, Inc.                               101,525               482
-     U.S. Vision, Inc.                                   175,300               482
-     Itron, Inc.                                          58,300               481
      W.R. Berkley Corp.                                   25,650               481
-     Twinlab Corp.                                        75,400               481
-     UTStarcom, Inc.                                      15,810               480
-     McWorter Technologies Inc.                           24,700               480
-     Group 1 Automotive, Inc.                             40,000               480
      Tech/Ops Sevcon, Inc.                                54,800               479
-     Perry Ellis International Corp.                      59,800               478
      Zenith National Insurance Corp.                      22,500               478
-     Hovnanian Enterprises Class A                        79,650               478
-     Pure Resources, Inc.                                 26,729               478

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Allen Telecom Inc.                                   27,000           $   478
-     Quintel Communications, Inc.                        155,800               477
      Bryn Mawr Bank Corp.                                 23,700               477
-     Embrex, Inc.                                         34,600               476
-     PETsMART, Inc.                                      140,952               476
      Prison Realty Trust, Inc. REIT                      155,288               476
      Nashua Corp.                                         57,514              474
      Calgon Carbon Corp.                                  61,200               474
      National City Bancorporation                         32,640               473
-     Systems & Computer Technology Corp.                  23,600               472
      National Health Investors REIT                       42,900               472
      Bradley Real Estate, Inc. 8.40% Cvt. Pfd.            21,672               471
-     eGain Communications Corp.                           38,800               470
-     Immucor Inc.                                         83,446               469
      Western Properties Trust REIT                        39,500               469
-     E-LOAN, Inc.                                         98,700               469
-     PriceSmart, Inc.                                     12,300               467
      Winston Hotels, Inc. REIT                            62,300               467
      IRT Property Co. REIT                                54,700               465
-     HA-LO Industries, Inc.                               82,350               463
      Penford Corp.                                        21,491               462
-     Strategic Distribution, Inc.                        238,278               462
      Arch Coal, Inc.                                      59,950               461
      United Water Resources, Inc.                         13,200               460
-     Global Payment Tech Inc.                             68,200               460
-     Shoe Carnival, Inc.                                  73,100               457
      Crawford & Co. Class B                               41,500               456
-     The Good Guys, Inc.                                 125,900               456
-     Rainforest Cafe, Inc.                               153,625               456
-     The Buckle, Inc.                                     38,800               456
-     Tractor Supply Co.                                   27,400               454
      Wolverine World Wide, Inc.                           45,770               452
      Oil-Dri Corp. of America                             50,175               452
-     Technology Solutions Co.                             72,975               452
-     Acmat Corp. Class A                                  55,100               451
-     Steel Dynamics, Inc.                                 49,500               449
      HF Financial Corp.                                   49,450               448
-     CyberSource Corp.                                    32,400               448
-     Bel Fuse, Inc.-Class A                               16,550               447
-     Convergent Communications, Inc.                      55,800               446
-     American Access Technologies Inc.                    72,000               446
-     Cellstar Corp.                                      159,600               444
-     Somera Communications, Inc.                          32,500               443
-     Previo, Inc.                                         55,982               441
-     On2.com Inc.                                         86,000               441
      Humphrey Hospitality Trust, Inc. REIT                55,500               441
-     barnesandnoble.com inc                               67,400               440
      Mississippi Chemical Corp.                           92,341               439
-     Creative Host Services, Inc.                         35,800               439
-     Weirton Steel                                       134,900               438
-     Encompass Services Corp.                             76,040               437
-     Sunrise Assisted Living, Inc.                        23,600               437
-     Ace Cash Express, Inc.                               36,750               436
-     Shoney's Inc.                                       347,406               434
      Casey's General Stores                               41,800               434
-     CardioDynamics International Corp.                   69,000               433
      Merchants Bancshares, Inc.                           21,900               433
-     STAR Telecommunications, Inc.                       170,715               432
-     Rochester Medical Corp.                              51,550               432
-     Ceres Group, Inc.                                    72,600               431
-     i3 Mobile, Inc.                                      23,410               430
-     Orapharma Inc.                                       43,000               430
-     Information Resources, Inc.                         108,935               429
-     Rohn Industries  Inc.                               101,500               428
-     Amerco, Inc.                                         21,400               428
-     Hector Communications Corp.                          32,500               427
-     Drugstore.com, Inc.                                  56,600               426
-     Integrated Electrical Services,Inc.                  83,100               426
      Barnes Group, Inc.                                   26,100               426
      Fleming Cos., Inc.                                   32,539               425
      Oregon Trail Financial Corp.                         38,200               425
      Phillips-Van Heusen Corp.                            44,700               425
      Getty Realty Holding Corp.                           39,000               424
-     Great Plains Software, Inc.                          21,600               424
      Horizon Financial Corp.                              46,998               423
      Ameron International Corp.                           11,800               422
-     Cannondale Corp.                                     64,800               421
      WSFS Financial Corp.                                 40,300               421
      Susquehanna Bancshares, Inc.                         29,475               420
-     Alcide Corp.                                         24,000               420
-     Ventiv Health, Inc.                                  37,549               418
-     Cypress Communications, Inc.                         57,420               416
-     WetSeal, Inc. Class A                                31,700               416
-     The Dress Barn, Inc.                                 18,800               416
-     Hologic, Inc.                                        61,600               416
-     Epicor Software Corp.                               166,022               415
      Lillian Vernon Corp.                                 39,500               415
      Otter Tail Power Co.                                 19,604               412
-     Auspex Systems, Inc.                                 83,200               411
-     Cyberian Outpost, Inc.                               85,300               410
-     Lifeline Systems, Inc.                               29,300               410
-     InVision Technologies, Inc.                          93,600               410
      GenCorp, Inc.                                        51,100               409
-     LCA-Vision, Inc.                                    167,695               409
-     Wackenhut Corp.                                      31,592               409
-     Waste Systems International, Inc.                   233,500               409
-     Stamps.Com Inc.                                      55,800               408
      The Marcus Corp.                                     33,500               406
      Ambanc Holding Co., Inc.                             26,600               406
-     Huntco Inc. Class A                                 150,900               406
-     The TriZetto Group, Inc.                             25,000               405
      K-Swiss, Inc.                                        25,300               403
-     Arch Communications Group, Inc                       61,933               403
-     Digital River, Inc.                                  52,300               402
      Myers Industries, Inc.                               37,378               402
-     Healthcare.com Corp.                                141,800               399
-     Correctional Services Corp.                         100,785               397
-     Lanier Worldwide, Inc.                              395,114               395
-     Gaylord Container Corp.                             146,800               395
-     Perrigo Co.                                          62,300               393
-     Information Management Associates, Inc.              89,700               392
-     MedicaLogic/Medscape, Inc.                           42,388               392
      CIRCOR International, Inc.                           47,650               390
      Peoples Holding Co.                                  19,500               390

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
      BNP Residential Properties, Inc. REIT                46,500          $    389
-     UICI                                                 59,300               389
      Commercial Net Lease Realty  REIT                    37,000               389
      RFS Hotel Investors, Inc. REIT                       33,000               388
-     Schuler Homes Inc.                                   63,300               388
-     SciQuest.com, Inc.                                   33,800               387
-     Marvel Enterprises Inc.                              62,400               386
-     Prime Hospitality Corp.                              40,800               385
-     EEX Corp.                                            66,213               385
-     Microtouch Systems, Inc.                             44,499               384
-     NPC International Class A                            42,600               382
      Century Bancorp, Inc. Class A                        30,500               381
-     Larscom, Inc. Class A                                68,300               380
      Cubic Corp.                                          20,200               379
-     Clintrials Research, Inc.                           108,100               378
-     Navigators Group, Inc.                               42,000               378
-     Cumulus Media Inc.                                   41,400               378
      The Pep Boys (Manny,
       Moe & Jack)                                         62,901               377
      EDO Corp.                                            59,700               377
      Circle International Group, Inc.                     14,900               374
      LTC Properties, Inc. REIT                            63,000               374
-     TCSI Corp.                                          184,021               374
-     Comshare                                             78,600               373
-     Lydall, Inc.                                         35,100               373
-     TheStreet.com, Inc.                                  64,100               373
-     Airgas, Inc.                                         65,400               372
      TransPro Inc.                                        73,425               372
-     Old Dominion Freight Line, Inc.                      37,915               370
-     Fritz Cos., Inc.                                     35,600               367
-     Hanover Direct, Inc.                                234,700               367
      American Residential
       Investment Trust, Inc. REIT                         88,900               367
-     On Command Corp.                                     25,700               366
-     SpaceLabs Medical, Inc.                              32,539               366
-     C-bridge Internet Solutions, Inc.                    21,036               366
      EZCORP, Inc.                                        208,800               365
-     MTR Gaming Group Inc.                                73,500               365
      Luby's, Inc.                                         45,559               364
      Konover Property Trust, Inc. REIT                    76,400               363
-     Chalone Wine Group Ltd.                              45,340               363
      Pilgrim's Pride Corp.                                50,900               363
-     Cidco, Inc.                                         107,300               362
-     Viador, Inc.                                         22,800               362
-     Momentum Business Applications, Inc.                 48,988               361
-     Diversa Corp.                                        10,904               361
-     Cyberguard Corp.                                     57,755               361
      Central Vermont Public
       Service Corp.                                       32,800               361
-     Jo-Ann Stores, Inc. Class A                          51,400               360
-     Pediatrix Medical Group, Inc.                        30,900               359
-     Digi International, Inc.                             55,200               359
-     Tandycrafts, Inc.                                   127,500               359
-     Luminant Worldwide Corp.                             40,100               358
-     Interactive Intelligence Inc.                         9,500               356
-     COMARCO, Inc.                                        10,900               354
-     World Wrestling Federation
       Entertainment, Inc.                                 17,000               354
      Superior Uniform Group, Inc.                         40,600               353
      Hughes Supply, Inc.                                  17,739               350
      Ethyl Corp.                                         140,130               350
-     Genome Therapeutics Corp.                            11,500               350
-     Microwave Power Devices, Inc.                        66,600               350
      Howell Corp.                                         36,800               350
-     Computer Horizons Corp.                              25,944               349
      Cole National Corp. Class A                          49,800               349
-     Source Media, Inc.                                   89,100               348
-     Integrated Circut Syetems, Inc.                      20,200               346
      Puerto Rican Cement Co., Inc.                        12,400               345
      Lone Star Steakhouse &
       Saloon, Inc.                                        33,900               343
-     RWD Technologies, Inc.                               59,000               343
-     Layne Christensen Co.                                76,200               343
-     Mail.Com, Inc.                                       60,262               343
      Computer Task Group, Inc.                            67,392               341
-     MTI Technology Corp.                                 42,600               341
-     U.S. Franchise Systems, Inc.
       Class A                                             70,700               340
-     Earthshell Corp.                                    112,100               340
      Pulaski Financial Corp.                              27,948               339
      Asset Investors Corp. REIT                           28,600               338
-     THQ Inc.                                             27,600               336
      Ziegler Cos., Inc.                                   21,500               336
-     bebe stores, inc.                                    40,100               336
      Flagstar Bancorp, Inc.                               41,300               336
      Donnelly Corp.                                       25,725               334
-     Loislaw.com, Inc.                                    39,000               334
      F & M National Corp.                                 15,900               334
      Team Financial, Inc.                                 41,000               333
      Southern Peru Copper Corp.                           27,300               333
      Correctional Properties Trust
       REIT                                                31,600               332
-     Navigant International, Inc.                         34,450               332
-     Sunburst Hospitality Corp.                           74,713               332
      Superior Industries
       International, Inc.                                 12,850               331
      Wolohan Lumber Co.                                   32,178               330
      Hancock Fabrics, Inc.                                77,600               330
-     Dave & Busters                                       53,232               329
      Cascade Bancorp                                      29,315               328
      Titan International, Inc.                            61,150               325
-     InKine Pharmaceutical
       Company, Inc.                                       66,500               324
-     Wackenhut Corrections Corp.                          43,100               323
-     Ames Department Stores, Inc.                         41,700               323
      Lance, Inc.                                          35,821               322
-     SONUS Pharmaceuticals, Inc.                          92,000               322
      Stephan Co.                                          71,550               322
      Amcast Industrial Corp.                              36,796               322
-     1-800-FLOWERS.COM, Inc.                              62,700               321
-     Fresh Del Monte Produce Inc.                         46,700               321
      SJNB Financial Corp.                                 11,400               321
-     Sangamo BioSciences, Inc.                            11,600               320
-     BankUnited Financial Corp.                           44,100               320
-     Crestline Capital Corp.                              18,733               320
-     Cell Pathways, Inc.                                  13,600               320
      Omnova Solutions Inc.                                51,100               319
-     The Kroll-O'Gara Co.                                 47,600               318
-     KCS Energy, Inc.                                    231,500               318

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Circle.com                                           86,312          $    318
      Kramont Realty Trust REIT                            33,800               317
      Oxford Industries, Inc.                              17,600               317
-     VCampus Corp.                                        36,100               316
-     dELiA*s Inc.                                        132,800               315
-     Information Architects Corp.                         45,200               314
-     Medialink Worldwide, Inc.                            45,200               314
      Trenwick Group Inc.                                  21,500               313
-     Urocor, Inc.                                         65,900               313
      Synalloy Corp.                                       44,000               313
      Patriot Bank Corp.                                   44,875               311
-     Pacific Gateway Exchange, Inc.                       91,300               311
-     Highlands Insurance Group                            33,154               311
-     OAO Technology Solutions, Inc.                       92,919               311
-     Fourth Shift Corp.                                  103,500               310
-     FairMarket, Inc.                                     43,960               310
-     Daily Journal Corp.                                  10,600               310
      Southwest Bancorp, Inc.                              19,200               310
      First Keystone Financial, Inc.                       30,600               309
      Schnitzer Steel Industries, Inc.
       Class A                                             19,300               306
      Holly Corp.                                          25,800               306
-     Gartner Group, Inc. Class B                          31,000               306
-     Zamba Corp.                                          55,600               306
-     Comdial Corp.                                        68,766               305
      Birmingham Steel Corp.                               78,700               305
-     Applied Microsystems Corp.                           41,100               304
-     Dataware Technologies, Inc.                          65,800               304
-     JFAX.COM, Inc.                                      190,800               304
-     Gilman & Ciocia, Inc.                                65,700               304
      Pan Pacific Retail Properties, Inc.
       REIT                                                15,000               302
-     Cheap Tickets, Inc.                                  25,100               301
      Landry's Seafood
       Restaurants, Inc.                                   35,400               301
-     Jenny Craig Inc.                                     86,900               299
-     Fairchild Corp.                                      61,101               298
      Universal Health Realty Income
       REIT                                                15,700               297
      LTV Corp.                                           103,000               296
-     NZ Corp.                                             60,741               296
-     Exabyte Corp.                                        65,800               296
-     Aviall Inc.                                          59,819               295
-     Eclipsys Corp.                                       39,300               295
-     eLEC Communications Corp.                           106,900               294
-     billserv.com, Inc.                                   31,900               293
-     ONI Systems Corp.                                     2,500               293
-     Innotrac Corp.                                       57,100               293
      Standard Motor Products, Inc.                        34,400               292
-     Advanced Magnetics, Inc.                             47,700               292
      HMN Financial, Inc.                                  26,550               292
-     The IT Group, Inc.                                   59,885               292
      Prime Group Realty Trust REIT                        19,200               292
      National Steel Corp. Class B                         69,600               291
-     Marvell Technology Group Ltd.                         5,100               291
      Intermet Corp.                                       42,200               290
      Provident Bankshares Corp.                           21,490               290
-     Visual Data Corp.                                    80,000               290
      FNB Financial Services Corp.                         22,200               289
-     Jan Bell Marketing Inc.                             120,500               286
      Burnham Pacific
       Properties, Inc. REIT                               41,600               286
-     M&F Worldwide Corp.                                  50,779               286
-     iVillage Inc.                                        33,800               285
-     Stratos Lightwave, Inc.                              10,200               284
-     Del Monte Foods Co.                                  41,700               284
      Ryerson Tull, Inc.                                   27,341               284
      Resource Bancshares
       Mortgage Group, Inc.                                67,600               283
-     TSR, Inc.                                            51,400               283
-     Berkshire Hathaway Inc.
       Class B                                                160               282
-     Meritage Corp.                                       26,300               281
-     insci-statements.com corp.                           84,600               280
-     Roy F. Weston, Inc.                                  91,500               280
-     Comfort Systems USA, Inc.                            70,000               280
-     INSO Corp.                                           53,900               280
      Conoco Inc. Class A                                  12,700               279
      Oregon Steel Mills, Inc.                            143,800               279
      Covest Bankshares, Inc.                              26,500               278
-     Maxxam Inc.                                          15,600               277
      Big Dog Holdings, Inc.                               66,700               275
-     Syms Corp.                                           69,800               275
      Transcontinental Realty
       Investors, Inc. REIT                                22,525               275
-     ThermoLase Corp.                                     97,200               273
-     Success Bancshares, Inc.                             25,000               272
      First Savings Bancorp, Inc.                          16,700               271
-     Alpine Group, Inc.                                   40,000               270
      Apex Mortgage Capital, Inc.
       REIT                                                31,600               269
-     Track Data Corp.                                    209,600               269
-     Egghead.com, Inc.                                    91,293               268
-     Echo Bay Mines Ltd.                                 267,384               267
      Coastal Bancorp, Inc.                                18,600               267
-     Lumisys, Inc.                                        89,000               267
-     autobytel.com inc.                                   43,300               267
-     Park-Ohio Holdings Corp.                             30,600               264
-     FARO Technologies, Inc.                              82,400               258
      Peekskill Financial Corp.                            11,800               257
      BankAtlantic Bancorp, Inc.
       Class A                                             68,385               256
-     Ezenia!, Inc.                                        57,600               256
-     NeoMedia Technologies, Inc.                          43,500               256
-     Chemical Fabrics Corp.                               21,511               255
-     Protection One, Inc.                                116,400               255
-     Beverly Enterprises, Inc.                            90,379               254
-     Lechters Corp.                                      198,200               254
-     Consolidated Freightways Corp.                       62,199               253
-     Tickets.com, Inc.                                    73,600               251
      Oak Hill Financial, Inc.                             17,900               251
      Thornburg Mortgage, Inc. REIT                        34,700               249
      Interface, Inc.                                      65,300               249
-     Todhunter International, Inc.                        31,600               249
-     Careerbuilder, Inc.                                  74,700               247
      Cadmus Communications                                25,300               247
      Bridge View Bancorp                                  18,249               246
-     Life Financial Corp.                                 62,536               246
-     Champion Enterprises, Inc.                           50,369               246
      Maine Public Service Co.                             12,200               246

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     Acceptance Insurance Cos. Inc.                       49,000          $    245
-     Concentrex, Inc.                                     60,869               243
      BancFirst Ohio Corp.                                 14,830               243
-     Norstan, Inc.                                        60,400               242
-     Federal Agricultural
       Mortgage Corp. Class A                              14,100               241
-     Allied Holdings, Inc.                                40,000               240
-     Crescent Operating, Inc. REIT                       166,920               240
-     American Medical Security
       Group, Inc.                                         34,900               240
      Santander BanCorp                                    18,810               240
      Comm Bancorp, Inc.                                    8,800               240
-     Laser Mortgage
       Management, Inc. REIT                               62,800               239
      City Holding Co.                                     40,700               239
-     INSpire Insurance Solutions, Inc.                    79,400               238
-     Nextel Partners, Inc.                                 7,300               238
-     Health Management Systems, Inc.                      75,997               237
-     Metromedia International
       Group, Inc.                                         49,700               236
      Hopfed Bancorp, Inc.                                 24,500               234
-     Omni Nutraceuticals Inc.                             61,300               234
-     K2 Inc.                                              27,962               232
-     US SEARCH.com Inc.                                  116,000               232
      Exide Corp.                                          29,000               232
      Greater Delaware Valley
       Savings Bank                                        29,800               232
-     Omega Worldwide, Inc.                                63,943               232
-     HealthAxis, Inc.                                     60,600               231
-     Hartmarx Corp.                                       90,100               231
-     Navigant Consulting, Inc.                            54,150               230
-     Eco Soil Systems, Inc.                              126,900               230
-     Capstone Turbine Corp.                                5,100               230
-     Astea International, Inc.                            67,900               229
-     RailAmerica, Inc.                                    35,802               228
      Innkeepers USA Trust REIT                            25,000               228
-     Synagro Technologies Inc.                            61,846               228
-     Activision, Inc.                                     34,900               227
      Investors Title Co.                                  21,400               225
      Angelica Corp.                                       28,000               224
-     Wellsford Real Properties Inc.
       REIT                                                14,800               224
-     Century Business Services, Inc.                     115,500               224
-     Audible, Inc.                                        53,600               223
-     The Gymboree Corp.                                   74,240               223
-     Superior Consultant Holdings
       Corp.                                               46,700               222
-     Goody's Family Clothing                              40,300               222
-     Health Systems Design Corp.                          55,600               222
-     IntraBiotics Pharmaceuticals, Inc.                    8,300               222
-     Aztec Technology Partners, Inc.                     101,200               221
-     Lexington Global Asset
       Managers, Inc.                                      21,300               221
-     Provant, Inc.                                        39,100               220
-     Miller Industries, Inc.                             120,900               219
-     Lakes Gaming, Inc.                                   24,425               217
-     Coeur D'Alene Mines Corp.                            88,600               216
      FirstSpartan Financial Corp.                         12,500               216
-     Global Vacation Group, Inc.                          73,000               214
-     Optika Inc.                                          35,600               214
      G & L Realty Corp. REIT                              29,444               213
      Psychemedics, Inc.                                   41,100               213
-     U.S. Energy Corp.                                    85,257               213
-     Lancer Corp.                                         48,485               212
      Community Banks, Inc.                                10,280               212
      A.M. Castle & Co.                                    25,431               211
-     Forcenergy Inc.                                      10,500               211
-     Regent Communications, Inc.                          24,500               211
-     DA Consulting Group, Inc.                           104,600               209
-     Vornado Operating Inc. REIT                          26,915               209
      US Bancorp, Inc.  58,400                                208
      Green Mountain Power Corp.                           25,000               206
-     BE Avionics Inc.                                     29,800               205
      Nash-Finch Co.                                       24,700               204
-     Waste Connections, Inc.                              10,300               203
-     William Lyon Homes, Inc.                             30,000               199
-     Medplus, Inc.                                        30,900               198
-     Kevco, Inc.                                         140,400               197
-     MyTurn.com, Inc.                                     11,000               197
-     Mobius Management
       Systems, Inc.                                       43,200               197
-     Able Telcom Holding Corp.                            95,500               197
-     Wiser Oil Co.                                        63,000               197
-     Docucorp International                               52,459               197
      Hubbell Inc. Class A                                  7,600               197
      Apogee Enterprises, Inc.                             55,200               195
-     LMI Aerospace, Inc.                                  77,800               194
-     Capital Trust Class A                                48,500               194
-     Personnel Group of
       America, Inc.                                       65,904               194
-     Hotel Reservations Network, Inc.                      6,500               193
-     Vestcom International, Inc.                          54,000               192
-     InfoCure Corp.                                       34,100               192
      Three Rivers Bancorp, Inc.                           29,200               192
      Capstead Mortage Corp. REIT                          22,775               191
-     Sunrise Medical, Inc.                                38,400               187
      Argonaut Group, Inc.                                 10,881               186
-     Toymax International, Inc.                           72,600               186
-     Imperial Credit                                      43,126               183
      Urstadt Biddle Properties REIT                       26,900               183
-     Midwest Express Holdings, Inc.                        8,500               183
-     Phoenix International Ltd., Inc.                     60,500               182
-     Accelerated Networks, Inc.                            4,300               181
-     Alliance Gaming Corp.                                74,200               181
-     Trans World Airlines                                 82,497               180
      UniFirst Corp.                                       22,800               180
-     iTurf Inc.                                           62,100               179
-     Capital Pacific Holdings, Inc.                       68,688               178
-     TBC Corp.                                            38,450               178
      Enesco Group, Inc.                                   37,400               178
-     Paging Network, Inc.                                246,000               177
      Anthracite Capital Inc. REIT                         24,700               176
-     Calypte Biomedical Corp.                             74,000               176
-     Staff Leasing,Inc.                                   49,300               176
-     Heartport Inc.                                       60,900               175
-     Greka Energy Corp.                                   19,164               175
-     HMT Technology Corp.                                112,900               173
-     Handspring, Inc.                                      6,400               173
-     Gentiva Health Services, Inc.                        21,178               172
-     Black Hawk Gaming &
       Development Co., Inc.                               27,500               172
-     Euroweb International Corp.                          61,100               172

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Encore Wire Corp.                                    31,550               170
-     Nastech Pharmaceutical Co., Inc.                     37,400               169
-     GST Telecommunications Inc.                         177,300               169
-     onlinetradinginc.com                                 32,900               169
-     Cornerstone Internet
       Solutions Co.                                       95,900               168
-     Drug Emporium, Inc.                                 122,042               168
      Greater Community Bancorp                            20,335               168
      Imperial Sugar Co.                                  127,006               167
-     Genzyme Surgical Products                            16,733               166
-     UniView Technologies Corp.                           94,900               166
-     YouthStream Media
       Networks, Inc.                                      29,500               166
-     Onvia.com, Inc.                                      19,200               166
-     Beyond.com Corp.                                    123,200               166
-     FLIR Systems, Inc.                                   25,400               165
      Urstadt Biddle Properties
       REIT Class A                                        23,100               165
-     ISCO, Inc.                                           38,685               164
      Omega Healthcare
       Investors, Inc. REIT                                36,500               164
-     Mesaba Holdings, Inc.                                17,000               163
-     Storage Computer Corp.                               20,000               163
      Herbalife International Class B                      20,600               162
-     Selectica, Inc.                                       2,300               161
-     Interleukin Genetics, Inc.                           35,300               161
      CKE Restaurants Inc.                                 53,498               160
-     Mansur Industries, Inc.                              59,700               160
-     SeraCare, Inc.                                       64,100               160
-     Fresh America Corp.                                  75,200               160
-     Transworld Healthcare Inc.                           79,726               159
-     Silicon Laboratories Inc.                             3,000               159
-     Integral Vision, Inc.                                63,458               159
-     724 Solutions, Inc.                                   3,600               158
-     Gulf West Banks, Inc.                                19,500               156
      Bedford Bancshares, Inc.                             17,300               156
-     Profile Technologies, Inc.                           64,700               156
-     V.I. Technologies, Inc.                              22,200               155
-     Niku Corp.                                            4,600               155
      PS Business Parks, Inc. REIT                          6,400               154
-     Renaissance Worldwide, Inc.                          98,300               154
-     Micrografx, Inc.                                     66,300               153
-     SMC Corp.                                            48,900               153
-     York Research Corp.                                 105,700               152
-     Hawthorne Financial Corp.                            19,500               151
      General Binding Corp.                                22,572               151
-     Progenics Pharmaceuticals, Inc.                      10,500               150
-     Boyd Gaming Corp.                                    26,700               149
      Astro-Med, Inc.                                      26,800               147
      Titanium Metals Corp.                                31,300               147
-     Infogrames, Inc.                                     17,960               146
-     Ocular Sciences, Inc.                                12,400               146
-     The A Consulting Team, Inc.                          19,000               145
-     National Bancshares Corp.
       of Texas                                            10,600               144
      Chiquita Brands
       International, Inc.                                 35,935               141
      Guilford Mills, Inc.                                 33,050               140
-     Sheffield Pharmaceuticals, Inc.                      24,100               140
-     Budget Group, Inc.                                   33,900               140
-     Autoweb.com, Inc.                                    65,700               140
      Bell Industries, Inc.                                53,003               139
-     CyBear, Inc.                                         51,500               138
      Crown Crafts, Inc.                                  116,300               138
      BankAtlantic Bancorp, Inc.
       Class B                                             23,501               138
-     CDnow Inc.                                           44,400               137
-     Quality Systems, Inc.                                18,300               137
-     Emergent Information
       Technologies, Inc.                                  63,900               136
      Chester Valley Bancorp                                7,958               135
      BCSB Bankcorp, Inc.                                  22,500               135
-     Systemax Inc.                                        34,800               135
-     Fresh Choice, Inc.                                   44,800               134
      Wainwright Bank & Trust Co.                          18,300               134
      Senior Housing Properties
       Trust REIT                                          16,840               134
-     COMFORCE Corp.                                       85,373               133
-     I-Link Inc. Series N Pfd.                                69               133
-     ZeroPlus.com, Inc.                                   42,200               132
-     Vysis, Inc.                                          11,800               131
-     Impreso.com, Inc.                                    32,800               131
-     Darling International, Inc.                         104,900               131
-     Omtool, Ltd.                                         83,900               131
-     Keystone Consolidated
       Industries, Inc.                                    34,590               130
      Oneida Ltd.                                           7,300               130
      HEICO Corp. Class A                                  10,554               129
      German American Bancorp                               8,875               129
-     WHX Corp.                                            23,300               128
-     Labtec, Inc.                                         13,083               128
-     Women.com Networks, Inc.                             61,300               126
-     Proxymed Pharmacy, Inc.                              74,250               125
-     Allergan Specialty
      Therapeutics, Inc.                                    6,931               125
      Pilgrim's Pride Corp. Class A                        22,950               125
-     Paragon Technologies, Inc.                           16,600               125
-     InsWeb Corp.                                         58,550               124
      W.P. Carey & Co. LLC REIT                             7,500               123
-     Aksys, Ltd.                                          14,300               122
-     IMPSAT Fiber Networks, Inc.                           7,300               122
      International Shipholding Corp.                      13,900               122
-     PcOrder.com, Inc.                                    15,600               121
-     Official Payments Corp.                              28,000               121
-     QCF Bancorp, Inc.                                     4,900               120
-     Industri-Matematik International
       Corp.                                               22,200               119
-     H.D. Vest, Inc.                                      17,800               119
-     Group 1 Software, Inc.                                6,900               119
-     Benihana Inc.                                         8,400               118
-     Designs, Inc.                                        70,900               117
-     Excel Legacy Corp.                                   43,400               117
-     The Sports Authority, Inc.                          102,800               116
-     LINC Capital, Inc.                                  168,000               115
-     Harken Energy Corp.                                 184,300               115
-     Hecla Mining Co.                                    102,200               115
      Skylands Financial Corp.                              7,900               115
-     SkillSoft Corp.                                       8,100               114
-     A.C. Moore Arts & Crafts, Inc.                       17,900               114
      Public Storage, Inc. REIT-
       Depositary Shares A                                  5,466               113
-     Charles River Laboratories, Inc.                      5,100               113

---------------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
---------------------------------------------------------------------------------------
-     Universal Access, Inc.                                4,600           $   113
      Allied Products Corp.                                72,098               113
      Reliance Group Holdings                             149,986               112
      Carolina Southern Bank                                9,182               112
-     Fidelity Holdings, Inc.                              89,150               111
-     PTEK Holdings, Inc.                                  34,100               111
-     Maxicare Health Plans Inc.                          126,378               111
-     Carrington Labs Inc.                                 51,128               110
      First Mariner Bancorp, Inc.                          20,000               110
-     Martha Stewart Living
       Omnimedia, Inc.                                      4,900               108
      Blimpie International, Inc.                          59,400               108
      Dimon Inc.  50,650                                      108
-     Capital Title Group, Inc.                            75,800               107
-     Merisel, Inc.                                       141,700               106
-     Trump Hotels & Casino
       Resorts, Inc.                                       37,600               106
-     Freeport-McMoRan Copper &
       Gold, Inc. Class A                                  11,512               105
-     Manufacturers' Services Limited                       5,100               105
-     PlanetRx.com, Inc.                                   69,900               105
-     Rainmaker Systems, Inc.                              38,600               104
      Unity Bancorp, Inc.                                  26,710               103
-     Huttig Building Products, Inc.                       24,556               101
      BMC Industries, Inc.                                 24,663               100
-     Mossimo, Inc.                                       128,200               100
-     Muse Technologies, Inc.                              33,300               100
-     ZapMe! Corp.                                         36,000                99
-     SEEC, Inc.                                           22,600                99
-     Anthony & Sylvan Pools Corp.                         12,600                98
-     Adams Golf, Inc.                                     71,200                98
      Oakwood Homes Corp.                                  53,100                96
      Colonial Properties Trust REIT                        3,500                96
-     Leapnet, Inc.                                        30,500                95
-     Geerlings & Wade Inc.                                31,400                95
-     Seven Seas Petroleum Inc.                            79,700                95
-     Alysis Technologies Inc.                             29,900                94
-     Egreetings Network, Inc.                             68,300                94
-     ebookers.com PLC                                     10,600                93
-     Virage, Inc.                                          5,100                92
-     Hycor Biomedical Inc.                                13,900                92
      Hudson River Bancorp. Inc.                            7,700                91
-     Alterra Healthcare Corp.                             44,800                90
-     Carriage Services, Inc.                              26,500                89
-     Lason Holdings, Inc.                                 35,300                88
-     Juno Lighting, Inc.                                  14,672                88
      Rouge Industries Inc.                                29,200                88
-     Netivation.com, Inc.                                 63,700                88
      Prime Retail, Inc. REIT                              69,400                87
-     Sola International Inc.                              17,700                86
-     Navarre Corp.                                        65,300                86
-     Consumer Portfolio Services, Inc.                    82,900                85
      Equity Inns, Inc. REIT                               13,900                85
-     General Chemical Group, Inc.                        123,600                85
-     E-Stamp Corp.                                        45,200                85
-     Frontline Communications Corp.                       54,000                84
-     Network-1 Security Solutions, Inc.                   14,000                84
-     Gallery of History, Inc.                             19,100                84
-     Ostex International, Inc.                            38,100                83
-     Response Oncology, Inc.                              91,200                83
-     EChapman.com, Inc.                                   11,597                83
-     Craig Corp.                                          21,077                82
-     Lightspan Inc.                                       14,700                81
-     iPrint.com, Inc.                                     16,400                80
-     Aviation General Inc.                                28,600                80
-     SIGA Technologies, Inc.                              16,900                80
-     Capital Bank Corp.                                    8,900                80
-     Burlington Industries, Inc.                          47,397                80
-     Crown Media Holdings, Inc.                            5,100                78
-     Audio Visual Services Corp.                         113,500                78
-     360networks Inc.                                      5,100                78
-     Craig Corp. Pfd.                                     20,077                77
-     Barnett, Inc.                                         7,400                76
-     ReSourcePhoenix.com, Inc.                            46,500                76
      Herbalife International Class A                       8,300                73
-     Webco Industries, Inc.                               23,700                73
-     Checkers Drive-In
       Restaurants, Inc.                                   16,362                72
-     JLM Industries, Inc.                                 20,300                71
-     Computer Learning Centers, Inc.                      81,200                71
-     F.Y.I. Inc.                                           2,100                71
-     Sonic Innovations, Inc.                               3,800                71
-     CRIIMI MAE, Inc. REIT                                51,300                71
      Fedders Corp. Class A                                15,226                70
-     HomeBase, Inc.                                       43,800                68
-     Dynamics Research Corp.                               7,800                67
-     International Smart Sourcing, Inc.                    9,000                66
      York Financial Corp.                                  5,412                66
-     Cellular Technical Services                           8,045                65
-     ZEVEX International, Inc.                            12,200                65
-     ATEC Group, Inc.                                     30,400                65
-     UniCapital Corp.                                    128,400                64
-     BigStar Entertainment, Inc.                          60,400                64
-     Terra Industries, Inc.                               60,250                64
-     Komag, Inc.                                          36,400                64
-     BTU International, Inc.                               5,200                62
-     PictureTel Corp.                                     23,600                62
-     Agritope, Inc.                                        9,660                62
-     IEC Electronics Corp.                                38,218                60
-     Wackenhut Corp. Class B                               6,350                60
      Cavalier Homes, Inc.                                 36,322                59
      Interpool, Inc.                                       6,000                59
-     Redhook Ale Brewery, Inc.                            33,900                58
-     Hovnanian Enterprises Class B                         9,650                58
-     Click Commerce, Inc.                                  2,500                57
-     Odwalla, Inc.                                         7,900                56
-     Hauser, Inc.                                         31,925                56
      Reader's Digest Assn., Inc.
       Class B                                              1,500                55
-     Artisan Components, Inc.                              5,000                54
-     Coram Healthcare Corp.                              150,998                54
-     ValueClick, Inc.                                      5,300                54
-     Zonagen, Inc.                                        16,500                54
-     Popmail.com, Inc.                                    53,400                53
-     United PanAm Financial Corp.                         50,900                52
-     Value America, Inc.                                  46,100                50
-     QAD Inc.                                             13,300                50
-     CD Warehouse, Inc.                                   30,400                49
-     Elan Corp. Contingent Value
       Rights                                              98,661                49
      Codorus Valley Bancorp, Inc.                          4,386                49
-     Trailer Bridge, Inc.                                 18,400                49

---------------------------------------------------------------------------------------
                                                                             MARKET
TOTAL STOCK MARKET                                                           VALUE*
INDEX FUND                                                 SHARES             (000)
---------------------------------------------------------------------------------------
-     Dispatch Management
       Services Corp.                                      37,000          $     49
-     Radio Unica Corp.                                     6,900                48
-     Magellan Health Services, Inc.                       38,400                48
-     USABancShares.com, Inc.                              12,000                48
      J.M. Smucker Co. Class B                              2,500                47
      Habersham Bancorp                                     4,500                46
-     Starcraft Corp.                                       5,500                45
      Heilig-Meyers Co.                                    38,057                45
-     Film Roman, Inc.                                     45,000                45
-     Viasoft, Inc.                                         5,400                45
-     Continucare Corp.                                    65,000                45
-     Belmont Bancorp.                                     16,060                44
      Avado Brands, Inc.                                   29,074                44
-     ImproveNet, Inc.                                     17,200                43
-     eCollege.com Inc.                                     9,800                43
-     Electronic Retailing Systems
       International, Inc.                                 48,900                43
-     Western Water Co.                                    97,600                43
-     Central Financial Acceptance
       Corp.                                               10,500                43
      Steelcase Inc.                                        2,500                43
-     NCS HealthCare, Inc.                                 55,300                41
-     Jos. A. Bank Clothiers, Inc.                         10,500                41
-     Avenue A, Inc.                                        4,600                41
-     Cardima, Inc.                                        33,500                40
      Delhaize America, Inc. Class B                        2,564                39
-     Davel Communications, Inc.                          112,543                39
-     PowerCerv Corp.                                      25,600                38
-     Badger Paper Mills, Inc.                              9,300                38
-     Conrad Industries, Inc.                               5,800                38
-     Styling Technology Corp.                             62,100                37
-     PRT Group Inc.                                       32,300                36
-     Axsys Technologies, Inc.                              2,200                36
      Reckson Associates Realty
      Corp. Class B REIT                                    1,338                34
-     Alphanet Solutions, Inc.                              7,900                33
-     Vixel Corp.                                           4,000                33
-     K-tel International, Inc.                            15,500                33
-     Fortress Group, Inc.                                 57,700                32
-     Colonial Downs Holdings, Inc.                        34,500                32
-     Vizacom Inc.                                         12,517                32
-     PhyCor, Inc.                                         50,700                32
-     Skechers U.S.A., Inc.                                 2,000                32
-     Candie's, Inc.                                       25,000                31
      Kaye Group Inc.                                       5,300                31
-     Aames Financial Corp.                                34,950                31
-     Technical Chemicals and
       Products, Inc.                                      37,200                30
      Frontier Insurance Group, Inc.                       40,280                30
-     Worldwide Entertainment & Sports Corp.               31,000                30
-     Aerovox, Inc.                                         7,200                30
-     International Microcomputer
       Software, Inc.                                      37,100                30
-     Today's Man Inc.                                     79,025                30
-     ARTISTdirect, Inc.                                    9,400                29
-     Magellan Petroleum Corp.                             22,000                28
-     Hathaway Corp.                                        5,100                27
-     Lanvision Systems, Inc.                              13,400                27
-     U.S. Energy Systems, Inc.                             6,000                27
-     Star Buffet, Inc.                                     7,600                27
-     Fogdog, Inc.                                         20,300                26
-     Pacific Softworks, Inc.                               9,000                25
-     Alyn Corp.                                           65,800                25
-     IGI, Inc.                                            17,090                23
-     Terra Nitrogen Co., LP                                5,800                23
-     Offshore Logistics, Inc.                              1,600                23
-     Air Methods Corp.                                     7,100                22
-     Rocky Mountain Chocolate Factory, Inc.                4,668                22
-     Pets.com                                              9,800                22
-     Gensym Corp.                                          6,000                22
      Clarion Commercial Holdings, Inc. REIT                4,000                22
-     Fresh Foods Inc.                                      8,500                21
-     Medical Alliance, Inc.                                5,000                21
-     Amresco, Inc.                                        37,200                21
      Pittsburgh & West Virginia Railroad                   3,000                21
-     Interstate Hotels Corp. REIT                          6,932                20
-     adam.com Inc.                                         5,000                20
-     Ashford.com, Inc.                                     6,700                19
-     Ascent Pediatrics, Inc.                              16,700                19
-     Gold Reserve Inc. Class A                            26,900                18
-     Sunterra Corp.                                       63,750                18
-     Northwest Pipe Co.                                    1,500                18
-     Perceptron, Inc.                                      5,000                17
-     Integra, Inc.                                        25,900                17
-     Integral Systems, Inc.                                1,000                17
-     Lifeway Foods, Inc.                                   2,400                16
-     Alteon, Inc.                                          7,400                16
-     First Priority Group,Inc.                             9,500                16
-     Aqua Care Systems, Inc.                              10,000                16
-     Royal Precision Inc.                                  5,800                15
-     Prime Energy Corp.                                    3,000                15
-     Response USA, Inc.                                   33,400                15
-     Sunbeam Corp. Warrants
       Exp. 8/24/2003                                      19,549                13
-     Blount International, Inc.                            1,733                13
-     The TesseracT Group, Inc.                            33,400                13
      Jacksonville Bancorp, Inc.                            1,000                13
-     Datawatch Corp.                                       6,000                13
-     New World Coffee-Manhattan Bagel, Inc.                6,000                13
-     Harnischfeger Industries Inc.                        36,506                12
      Bandag, Inc. Class A                                    538                12
-     AMF Bowling, Inc.                                    64,524                12
-     Aquila Biopharmaceuticals, Inc.                       4,000                12
-     Helen of Troy Corp.                                   2,100                12
-     Genesis Health Ventures Inc.                         65,200                12
-     b2bstores.com, Inc.                                   4,500                12
-     Insilco Holding Corp.                                   401                11
-     Total Entertainment Restaurant Corp.                  5,000                11
-     Frisby Technologies, Inc.                             2,300                11
-     Safeguard Health Enterprises, Inc.                   16,035                10
-     The Knot, Inc.                                        2,700                10
-     Cardinal Financial Corp.                              2,000                10
-     Dunn Computer Corp.                                   5,000                10
-     Innovative Gaming Corp.                              10,050                 9

-----------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
                                                           SHARES             (000)
-----------------------------------------------------------------------------------
-     Merry Land Properties, Inc. REIT                      1,748          $      9
-     Safety-Kleen Corp.                                  129,529                 9
-     FiNet.com, Inc.                                      12,500                 9
-     CRIIMIMAE, Inc. 12% Cvt. Pfd.                         1,539                 8
-     LecTec Corp.                                          3,500                 8
-     Base Ten Systems, Inc. Class A                        7,860                 8
-     Family Golf Centers, Inc.                            32,900                 8
-     SkyePharma PLC ADR                                      514                 7
-     U.S. Office Products Co.                             18,125                 7
-     Heartland Technology, Inc                             7,700                 7
-     Horizon Group Properties, Inc. REIT                   2,000                 7
-     Cytrx Corp.                                           5,900                 6
-     Fusion Networks Holdings, Inc.                        3,000                 6
-     Florsheim Group Inc.                                  3,000                 6
-     T & W Financial Corp.                                92,600                 6
-     FirstCity Financial Corp.                             3,000                 6
-     CTI Industries Corp.                                  2,500                 5
-     IntegraMed America, Inc.                              1,400                 4
-     Fechtor, Detwiler, Mitchell & Co.                     5,200                 4
-     Gradco Systems, Inc.                                  2,550                 4
-     TCI Satellite Entertainment, Inc.
       Class B                                                420                 4
-     LTC Healthcare, Inc.                                  4,310                 4
-     Inacom Corp.                                         66,480                 4
-     Stage Stores, Inc.                                   24,800                 4
-     Alanco Technologies, Inc.                             1,728                 4
-     ProcureNet, Inc.                                     22,500                 3
-     Crown Vantage, Inc.                                  17,104                 3
-     Aronex Pharmaceuticals, Inc.                          1,000                 3
-     The Penn Traffic Co.                                    447                 3
-     Empire of Carolina, Inc.                              8,900                 3
-     Inland Resources Inc.                                   500                 3
-     ILX Resorts Inc.                                      1,200                 3
-     Filene's Basement Corp.                             212,205                 2
-     Marvel Enterprises, Inc. Class C
       Warrants Exp. 10/2/2002                              2,555                 2
-     Einstein/Noah Bagel Corp.                            19,300                 2
-     System Software
       Associates, Inc.                                    44,125                 2
-     AES Corp. Warrants
       Exp. 7/31/2000                                           9                 1
-     Precision Auto Care, Inc.                             1,600                 1
-     Marvel Enterprises, Inc. Class A
       Warrants Exp. 10/2/2001                              1,508                 1
-     Centennial Technologies, Inc.                           122                 1
-     Specialty Chemical
       Resources, Inc.                                     29,400                 1
-     News Communications, Inc.                               501                 1
-----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $17,291,592)                                                   23,688,272
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                             FACE            MARKET
                                                           AMOUNT            VALUE*
                                                            (000)             (000)
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)(1)
-----------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK
(2)   6.00%, 8/9/2000                                   $  10,000       $     9,929
FEDERAL HOME LOAN MORTGAGE CORP.
(2)   6.08%, 8/17/2000                                      5,000             4,960
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   6.454%, 8/3/2000                                      5,000             4,971
(2)   6.45%, 8/10/2000                                      2,000             1,986
(2)   6.06%, 7/13/2000                                     15,000            14,973
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account
      6.71%, 7/3/2000                                     601,248           601,248
      6.71%, 7/3/2000--Note G                             266,267           266,267
-----------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $904,337)                                                         904,334
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
    (COST $18,195,929)                                                   24,592,606
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-----------------------------------------------------------------------------------
Other Assets--Note B                                                        156,453
Liabilities--Note G                                                        (414,975)
                                                                           --------
                                                                           (258,522)
-----------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $24,334,084
===================================================================================

 *  See Note A in Notes to Financial Statements.

 -  Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 0.9%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $36,819,000 have been segregated as initial margin for open futures contracts.

    ADR--American Depositary Receipt.

    PEPS--Premium Equity Participating Securities.

    REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------------

TOTAL STOCK MARKET                                                              AMOUNT
INDEX FUND                                                                       (000)
--------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
Paid in Capital--Note E                                                    $17,916,654
Undistributed Net Investment Income                                              1,962
Accumulated Net Realized Gains--Note E                                          27,620
Unrealized Appreciation (Depreciation)--
    Note F
    Investment Securities                                                    6,396,677
    Futures Contracts                                                           (8,829)
--------------------------------------------------------------------------------------
  NET ASSETS                                                               $24,334,084
======================================================================================

Investor Shares--Net Assets
    Applicable to 604,848,206 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                              $19,829,048
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                                             $32.78
======================================================================================

Institutional Shares--Net Assets
    Applicable to 137,402,967 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                               $4,505,036
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                                        $32.79
======================================================================================

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.                         F402 082000

VANGUARD(R)
U.S. STOCK INDEX FUNDS

MID- AND SMALL-CAPITALIZATION
PORTFOLIOS

semiannual

June 30, 2000

VANGUARD EXTENDED MARKET
  INDEX FUND

VANGUARD MID-CAP
  INDEX FUND

VANGUARD SMALL-CAP
  INDEX FUND

VANGUARD SMALL-CAP GROWTH
  INDEX FUND

VANGUARD SMALL-CAP VALUE
  INDEX FUND


[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

REPORT FROM THE CHAIRMAN................................1

THE MARKETS IN PERSPECTIVE..............................5

PERFORMANCE SUMMARIES...................................7

FUND PROFILES..........................................12

FINANCIAL STATEMENTS...................................18


  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell Indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

The U.S. stock market endured a choppy six months during the first half of 2000, as many investors struggled to sort out the implications of rising interest rates, strong economic growth, and the sky-high valuations of some technology companies. Yet despite extreme volatility, the half-year ended June 30 was a generally rewarding period for investors in small- and mid-capitalization stocks.

---------------------------------------------------
                                     TOTAL RETURNS
                                   SIX MONTHS ENDED
                                     JUNE 30, 2000
---------------------------------------------------
EXTENDED MARKET INDEX FUND              0.2%
Wilshire 4500 Index                     0.3
---------------------------------------------------
MID-CAP INDEX FUND                      9.3%
S&P MidCap 400 Index                    9.0
---------------------------------------------------
SMALL-CAP INDEX FUND                    3.5%
Russell 2000 Index                      3.0
---------------------------------------------------
SMALL-CAP GROWTH INDEX FUND             9.5%
S&P SmallCap 600/BARRA Growth Index     8.8
---------------------------------------------------
SMALL-CAP VALUE INDEX FUND              5.1%
S&P SmallCap 600/BARRA Value Index      4.8
---------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------
Extended Market Index Fund              0.2%
Mid-Cap Index Fund                      9.4
Small-Cap Index Fund                    3.5
Small-Cap Growth Index Fund*           13.0
Small-Cap Value Index Fund              5.2
---------------------------------------------------

*Since inception, May 24, 2000.

     In this environment, Vanguard Small-Cap Growth Index Fund earned the highest six-month total return of the five Vanguard mid- and small-cap stock index funds, advancing 9.5%. Total returns of our other funds ranged from 0.2% for the Extended Market Index Fund to 9.3% for the Mid-Cap Index Fund.

     For your reference, the Standard & Poor's 500 Index, which is dominated by large-cap stocks, returned -0.4% for the period. The adjacent table shows the six-month total returns (capital change plus reinvested dividends) achieved by our funds, compared with the returns of their respective unmanaged index benchmarks. As you can see, the returns of four of our five funds exceeded those of their target indexes, a notable achievement. Also presented here is the performance of the Institutional Shares for our funds, which are available for minimum investments of $10 million. The return of the Institutional Shares of our Small-Cap Growth Index Fund, which were launched in late May, is included in the table. These shares returned 13.0%, compared with the 12.7% return for the Standard & Poor's SmallCap 600/BARRA Growth Index during the same period.

     Per-share figures for each fund, including net asset values, income dividends, and capital gains distributions, are presented in the table that follows this letter.

THE PERIOD IN REVIEW

The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

     Economic growth is generally good for corporate earnings and, thus, for stock prices. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.

     The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap S&P 500 Index, which, as mentioned previously, posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount. A similar pattern was evident among small- and mid-cap stocks. Mid-cap growth stocks, as measured by the S&P MidCap 400/BARRA Growth Index, returned 15.0% for the six months, while the index's value component returned 3.4%; the S&P SmallCap 600/BARRA Growth Index, a measure of small growth stocks, returned 8.8% for the period, 4 full percentage points above the return of small-cap value stocks.

     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.

PERFORMANCE OVERVIEW

The half-year returns of our mid- and small-cap index funds were generally solid on an absolute basis, with the exception of the Extended Market Index Fund, which provided a total return of 0.2%. However, our results relative to similar mutual funds were somewhat disappointing. The table on page 3 presents the six-month total returns of our funds, compared with those of their average mutual fund peers. As you can see, only the Vanguard Small-Cap Growth Index Fund kept pace with its average peer.

     VANGUARD EXTENDED MARKET INDEX FUND returned a scant 0.2% during the period, a hair behind the return of the Wilshire 4500 Completion Index, which includes essentially all U.S. stocks outside of the S&P 500 Index. However, the fund's return was far behind the average return of mid-cap core mutual funds, which was 11.1%. As a group, these funds invest in stocks that are smaller than those held by our fund, a distinction that worked to our disadvantage during a six-month period when returns of smaller stocks outshone those of large stocks.

--------------------------------------------------------
                             TOTAL RETURNS
                    SIX MONTHS ENDED JUNE 30, 2000
                 ---------------------------------------
                  VANGUARD     AVERAGE
                   INDEX     COMPARABLE
                    FUND        FUND*      DIFFERENCE
--------------------------------------------------------
Extended Market     0.2%        11.1%       -10.9%
Mid-Cap             9.3         11.1         -1.8
Small-Cap           3.5          9.2         -5.7
Small-Cap Growth    9.5          9.5          0.0
Small-Cap Value     5.1          6.5         -1.4
--------------------------------------------------------

*Figures for the average comparable funds are derived from data provided by Lipper Inc. The Lipper fund groups are: for the Extended Market and Mid-Cap Index Funds, mid-cap core funds; for the Small-Cap Index Fund, small-cap core funds; for the Small-Cap Growth Index Fund, small-cap growth funds; for the Small-Cap Value Index Fund, small-cap value funds.


     VANGUARD MID-CAP INDEX FUND returned 9.3% during the period, ahead of the 9.0% return of its benchmark index, but behind the 11.1% return of its average peer. The shortfall of our fund, which invests in both growth and value stocks, was primarily the result of its somewhat lighter stake in mid-cap growth stocks, which earned a return that was nearly five times that of value stocks.

     Among our small-cap index funds, the divergence in returns between growth and value stocks explained our relative performance. VANGUARD SMALL-CAP INDEX FUND, which also includes a mix of growth and value stocks, posted a six-month return of 3.5%, a bit above that of its target, the Russell 2000 Index, but far short of the 9.2% return of the average small-cap core fund.

     VANGUARD SMALL-CAP GROWTH INDEX FUND provided the highest return of our funds, earning 9.5% for the six months. The fund's return was 0.7 percentage point above that of its target index, the S&P SmallCap 600/BARRA Growth Index, and was even with that of its average mutual fund peer. VANGUARD SMALL-CAP VALUE INDEX FUND also turned in a solid six months on an absolute basis, but failed to keep up with its average peer--or its growth counterpart. The fund returned 5.1% for the period, just ahead of the 4.8% return of its benchmark index but 1.4 percentage points behind its average peer, which is slightly more growth-oriented than our fund.

     We salute the skillful management of Vanguard Quantitative Equity Group, which provides investment management for all of Vanguard's stock index funds. All mutual funds incur operating expenses and administrative costs that indexes, which are theoretical constructs, do not bear. Our low expense ratios--about 0.25% of average net assets for each of our funds, or $2.50 for every $1,000 invested--help keep our returns closely in line with those of our target indexes. (By way of comparison, the average small-cap growth mutual fund levies an expense ratio of 1.64%, or $16.40 per $1,000 invested.) During the half-year, the Quantitative Equity Group offset the effect of our costs--and then some--through skillful portfolio management. When reviewing our performance, keep in mind that our low costs provide our funds, and thus our shareholders, with a powerful advantage over long periods, but they do not guarantee superior performance during all periods.

IN SUMMARY

During the first half of 2000, we witnessed very sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                               July 18, 2000


-------------------------------------------------------------------------------
IN MEMORY
-------------------------------------------------------------------------------

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                          ---------------------------------------------
                              NET ASSET VALUE PER SHARE      DISTRIBUTIONS FROM      DIVIDENDS PER
                            -----------------------------       NET REALIZED        SHARE FROM NET
VANGUARD INDEX FUND         DEC. 31, 1999   JUN. 30, 2000      CAPITAL GAINS       INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Extended Market                $37.07          $36.18               $1.110               --
Mid-Cap                         11.30           12.21                0.150               --
Small-Cap                       23.60           24.23                0.215               --
Small-Cap Growth                11.38           12.46                   --               --
Small-Cap Value                  8.45            8.63                0.250               --
-------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
Extended Market                $37.09          $36.22               $1.110               --
Mid-Cap                         11.30           12.22                0.150               --
Small-Cap                       23.61           24.25                0.215               --
Small-Cap Growth                11.03*          12.46                  --                --
Small-Cap Value                  8.45            8.64                0.250               --
-------------------------------------------------------------------------------------------------------

*Net asset value as of inception, May 24, 2000.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

------------------------------------------------------------------
                                            TOTAL RETURNS
                                     PERIODS ENDED JUNE 30, 2000
                                     -----------------------------
                                      6 MONTHS  1 YEAR    5 YEARS*
------------------------------------------------------------------
STOCKS
  S&P 500 Index                         -0.4%     7.2%     23.8%
  Russell 2000 Index                     3.0     14.3      14.3
  Wilshire 5000 Index                   -0.7     10.0      22.6
  MSCI EAFE Index                       -4.0     17.4      11.6
------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index            4.0%     4.6%      6.3%
  Lehman 10 Year Municipal Bond Index    4.0      4.5       6.0
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index            2.8      5.3       5.2
------------------------------------------------------------------
OTHER
  Consumer Price Index                   2.4%     3.7%      2.5%
------------------------------------------------------------------

*Annualized.


     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter- percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack- luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

EXTENDED MARKET INDEX FUND
TOTAL INVESTMENT RETURNS: DECEMBER 21, 1987-JUNE 30, 2000
--------------------------------------------
        EXTENDED MARKET INDEX FUND  WILSHIRE
                                      4500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1987      -0.1%    0.0%    -0.1%      0.5%
1988      17.7     2.0     19.7      20.5
1989      22.1     2.0     24.1      23.9
1990     -16.4     2.4    -14.0     -13.6
1991      39.6     2.2     41.8      43.5
1992      10.9     1.6     12.5      11.9
1993      13.2     1.3     14.5      14.6
1994      -3.2     1.4     -1.8      -2.7
1995      32.2     1.6     33.8      33.5
1996      16.2     1.4     17.6      17.2
1997      25.3     1.4     26.7      25.7
1998       7.0     1.3      8.3       8.6
1999      35.1     1.1     36.2      35.4
2000*      0.2     0.0      0.2       0.3
--------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 2000
--------------------------------------------
        EXTENDED MARKET INDEX FUND  WILSHIRE
           INSTITUTIONAL SHARES       4500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1997      10.5%    1.3%    11.8%     12.0%
1998       7.0     1.5      8.5       8.6
1999      35.1     1.3     36.4      35.4
2000*      0.2     0.0      0.2       0.3
--------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 24 for dividend and capital gains information since inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------
                                                                           10 YEARS
                                   INCEPTION                        ------------------------
                                     DATE       1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------------
Extended Market Index Fund*        12/21/1987   22.17%   20.29%     14.91%   1.62%   16.53%
Extended Market Index Fund
  Institutional Shares              7/7/1997    22.36       --      17.11**  1.37**  18.48**
--------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

MID-CAP INDEX FUND
TOTAL INVESTMENT RETURNS: MAY 21, 1998-JUNE 30, 2000
-------------------------------------------
             MID-CAP INDEX FUND        S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1998       8.0%    0.6%     8.6%      7.9%
1999      14.6     0.7     15.3      14.7
2000**     9.3     0.0      9.3       9.0
-------------------------------------------

 *S&P MidCap 400 Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 24 for dividend and capital gains information since inception.

MID-CAP INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: MAY 21, 1998-JUNE 30, 2000
-------------------------------------------
             MID-CAP INDEX FUND
           INSTITUTIONAL SHARES        S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1998       8.0%    0.6%     8.6%      7.9%
1999      14.6     0.8     15.4      14.7
2000**     9.4     0.0      9.4       9.0
-------------------------------------------

 *S&P MidCap 400 Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 25 for dividend and capital gains information since inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-----------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                                 INCEPTION             ------------------------
                                                   DATE       1 YEAR   CAPITAL  INCOME    TOTAL
-----------------------------------------------------------------------------------------------
Mid-Cap Index Fund*                             5/21/1998     17.71%   15.39%   0.64%    16.03%
Mid-Cap Index Fund Institutional Shares         5/21/1998     17.80    15.43    0.72     16.15
-----------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

SMALL-CAP INDEX FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-JUNE 30, 2000
-------------------------------------------------------------------------------
            SMALL-CAP INDEX FUND     RUSSELL
                                      2000
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------------------------------------------
1980      42.9%    1.1%    44.0%     38.6%
1981      -2.9     0.0     -2.9       2.0
1982      43.5     2.9     46.4      24.9
1983      18.2     0.0     18.2      29.1
1984     -25.2     0.0    -25.2      -7.3
1985      21.5     1.5     23.0      31.1
1986       0.2     0.0      0.2       5.7
1987      -7.0     0.0     -7.0      -8.8
1988      24.0     0.6     24.6      24.9
1989       9.4     1.1     10.5      16.2
1990     -19.8     1.7    -18.1     -19.5
1991      43.0     2.3     45.3      46.1
1992      16.7     1.5     18.2      18.4
1993      17.4     1.3     18.7      18.9
1994      -1.9     1.4     -0.5      -1.8
1995      27.2     1.5     28.7      28.4
1996      16.6     1.5     18.1      16.5
1997      23.2     1.4     24.6      22.4
1998      -4.0     1.4     -2.6      -2.5
1999      21.8     1.3     23.1      21.3
2000*      3.5     0.0      3.5       3.0
-------------------------------------------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.


SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 2000
-------------------------------------------------------------------------------
           SMALL-CAP INDEX FUND      RUSSELL
           INSTITUTIONAL SHARES       2000
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------------------------------------------
1997      10.1%    1.3%    11.4%     11.1%
1998      -4.0     1.5     -2.5      -2.5
1999      21.8%    1.5%    23.3%     21.3%
2000*      3.5     0.0      3.5       3.0
-------------------------------------------------------------------------------

*Six months ended June 30, 2000.

See Financial Highlights table on page 26 for dividend and capital gains information since inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------------------
                                                                           10 YEARS
                                   INCEPTION                     ---------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------------
Small-Cap Index Fund*              10/3/1960  15.26%   15.47%     12.87%   1.54%   14.41%
Small-Cap Index Fund
   Institutional Shares            7/7/1997   15.44      --       10.14**  1.46**  11.60**
--------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

SMALL-CAP GROWTH INDEX FUND
TOTAL INVESTMENT RETURNS: MAY 21, 1998-JUNE 30, 2000
-----------------------------------------------------
        SMALL-CAP GROWTH  INDEX FUND   S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-----------------------------------------------------
1998      -5.1%    0.3%    -4.8%     -5.0%
1999      19.4     0.4     19.8      19.6
2000**     9.5     0.0      9.5       8.8
-----------------------------------------------------

 *S&P SmallCap 600/BARRA Growth Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 26 for dividend information since inception.


SMALL-CAP GROWTH INDEX FUND
INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS:
MAY 24, 2000-JUNE 30, 2000
-----------------------------------------------------
        SMALL-CAP GROWTH INDEX FUND
           INSTITUTIONAL SHARES       S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
PERIOD   RETURN   RETURN   RETURN    RETURN
-----------------------------------------------------
2000      13.0%    0.0%     13.0%     12.7%
-----------------------------------------------------

*S&P SmallCap 600/BARRA Growth Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION
                                                       INCEPTION                   --------------------------------------
                                                          DATE          1 YEAR     CAPITAL      INCOME    TOTAL
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund*                            5/21/1998        28.36%    10.51%        0.34%    10.85%
Small-Cap Growth Index Fund Institutional Shares**      5/24/2000           --     12.40         0.00     12.40
-------------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchase. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Performance figures are adjusted for the 0.5% transaction fee on purchases.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

SMALL-CAP VALUE INDEX FUND
TOTAL INVESTMENT RETURNS: MAY 21, 1998-JUNE 30, 2000
----------------------------------------------------
         SMALL-CAP VALUE INDEX FUND   S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------
1998     -13.0%    0.5%   -12.5%    -13.3%
1999       2.5     0.8      3.3       3.0
2000**     5.1     0.0      5.1       4.8
----------------------------------------------------

* S&P SmallCap 600/BARRA Value Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 27 for dividend and capital gains information since inception.

SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: DECEMBER 7, 1999-JUNE 30, 2000
----------------------------------------------------
       SMALL-CAP VALUE INDEX FUND
         INSTITUTIONAL SHARES         S&P*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------
1999      2.0%     0.8%     2.8%      2.7%
2000**    5.2      0.0      5.2       4.8
----------------------------------------------------

* S&P SmallCap 600/BARRA Value Index.

**Six months ended June 30, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information since inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                                   INCEPTION                  ---------------------------
                                                                     DATE           1 YEAR     CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund*                                        5/21/1998        -0.52%     -3.25%    0.67%  -2.58%
Small-Cap Value Index Fund Institutional Shares**                  12/7/1999          --        6.82     0.86    7.68
-------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Performance figures are adjusted for the 0.5% transaction fee on purchases.

FUND PROFILE
EXTENDED MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------
                             EXTENDED    WILSHIRE
                               MARKET        4500
-------------------------------------------------
Number of Stocks                3,008       6,386
Median Market Cap               $2.8B       $2.8B
Price/Earnings Ratio            54.9x       54.9x
Price/Book Ratio                 3.5x        3.5x
Yield                            0.8%        0.8%
Yield--Institutional Shares      0.9%        0.8%
Return on Equity                12.8%       12.8%
Earnings Growth Rate            14.1%       14.1%
Foreign Holdings                 0.0%        0.0%
Turnover Rate                    30%*          --
Expense Ratio                  0.25%*          --
Expense Ratio--
  Institutional Shares         0.10%*          --
Cash Investments                 0.0%          --

* Annualized.



INVESTMENT FOCUS
-------------------------------------------------
STYLE                   BLEND
MARKET CAP              MEDIUM

VOLATILITY MEASURES
-------------------------------------------------
                       EXTENDED         S&P
                         MARKET         500
-------------------------------------------------
R-Squared                  0.47        1.00
Beta                       0.97        1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------
Berkshire Hathaway Inc. Class A              2.0%
JDS Uniphase Corp.                           1.7
Juniper Networks, Inc.                       1.2
Qwest Communications International Inc.      0.9
VeriSign, Inc.                               0.9
Level 3 Communications, Inc.                 0.8
Sycamore Networks, Inc.                      0.7
Cox Communications, Inc. Class A             0.7
Redback Networks Inc.                        0.7
Immunex Corp.                                0.6
-------------------------------------------------
Top Ten                                     10.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------
                                             JUNE 30, 1999           JUNE 30, 2000
                                           --------------------------------------------------
                                               EXTENDED         EXTENDED        WILSHIRE
                                                MARKET           MARKET           4500
                                           --------------------------------------------------
Auto & Transportation....................          2.9%             1.7%           1.7%
Consumer Discretionary...................         19.6             16.3           16.3
Consumer Staples.........................          2.8              1.8            1.8
Financial Services.......................         20.1             14.0           14.0
Health Care..............................          7.2             10.0           10.0
Integrated Oils..........................          0.6              0.1            0.1
Other Energy.............................          2.8              4.1            4.1
Materials & Processing...................          5.5              3.5            3.5
Producer Durables........................          6.2              5.3            5.3
Technology...............................         18.3             31.3           31.3
Utilities................................          9.0              9.3            9.3
Other....................................          5.0              2.6            2.6
---------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
MID-CAP INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------
                                                      S&P
                                      MID-CAP  MIDCAP 400
---------------------------------------------------------
Number of Stocks                          405         400
Median Market Cap                       $2.9B       $2.9B
Price/Earnings Ratio                    23.9x       23.9x
Price/Book Ratio                         2.9x        2.9x
Yield                                    1.0%        1.2%
Yield--Institutional Shares              1.1%        1.2%
Return on Equity                        15.1%       15.1%
Earnings Growth Rate                    13.2%       13.2%
Foreign Holdings                         0.0%        0.0%
Turnover Rate                            59%*          --
Expense Ratio                          0.25%*          --
Expense Ratio--
   Institutional Shares                0.12%*          --
Cash Investments                         0.1%          --

*Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
STYLE                   BLEND
MARKET CAP              MEDIUM

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------------
Vitesse Semiconductor Corp.                          1.6%
Univision Communications Inc.                        1.2
Dynegy, Inc.                                         1.2
Millennium Pharmaceuticals, Inc.                     1.2
Jabil Circuit, Inc.                                  1.1
Sepracor Inc.                                        1.0
Forest Laboratories,Inc.                             1.0
Stryker Corp.                                        1.0
Chiron Corp.                                         1.0
Calpine Corp.                                        1.0
---------------------------------------------------------
Top Ten                                             11.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------
                                JUNE 30, 1999        JUNE 30, 2000
                              ----------------------------------------------
                                                                 S&P MIDCAP
                                 MID-CAP        MID-CAP            400
                              ----------------------------------------------
Auto & Transportation........      3.9%            2.3%            2.4%
Consumer Discretionary.......     17.3            16.4            16.4
Consumer Staples.............      4.4             3.2             3.2
Financial Services...........     15.5            14.2            14.3
Health Care..................      9.5            12.6            12.6
Integrated Oils..............      0.8             0.3             0.3
Other Energy.................      4.1             9.2             8.9
Materials & Processing.......      6.9             5.8             6.4
Producer Durables............      5.9             4.2             3.8
Technology...................     16.9            20.5            20.5
Utilities....................     12.7            10.1            10.1
Other........................      2.1             1.2             1.1
----------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------
                                              RUSSELL
                                SMALL-CAP        2000
------------------------------------------------------
Number of Stocks                    2,029       2,000
Median Market Cap                   $0.9B       $0.9B
Price/Earnings Ratio                27.0x       26.9x
Price/Book Ratio                     2.5x        2.4x
Yield                                1.0%        1.5%
Yield--Institutional Shares          1.1%        1.5%
Return on Equity                    13.7%       13.9%
Earnings Growth Rate                13.0%       13.1%
Foreign Holdings                     0.0%        0.0%
Turnover Rate                        70%*          --
Expense Ratio                      0.27%*          --
Expense Ratio--
   Institutional Shares            0.13%*          --
Cash Investments                     0.2%          --


*Annualized.

INVESTMENT FOCUS
------------------------------------------------------
STYLE             BLEND
MARKET CAP        SMALL

VOLATILITY MEASURES
------------------------------------------------------
                      SMALL-CAP     S&P 500
------------------------------------------------------
R-Squared                  0.38        1.00
Beta                       0.83        1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
MRV Communications Inc.                0.3%
BroadVision, Inc.                      0.3
Integrated Device Technology Inc.      0.2
Coherent, Inc.                         0.2
Plexus Corp.                           0.2
Varian Semiconductor
   Equipment Associates, Inc.          0.2
Plantronics, Inc.                      0.2
Netro Corp.                            0.2
Informatica Corp.                      0.2
Millennium Pharmaceuticals, Inc.       0.2
------------------------------------------------------
Top Ten                                2.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------
                                              JUNE 30, 1999           JUNE 30, 2000
                                         -----------------------------------------------
                                                                                 RUSSELL
                                               SMALL-CAP        SMALL-CAP         2000
                                         -----------------------------------------------
Auto & Transportation....................         4.4%             2.9%            2.9%
Consumer Discretionary...................        18.1             16.2            16.2
Consumer Staples.........................         2.8              2.2             2.3
Financial Services.......................        21.6             16.9            17.8
Health Care..............................         9.0             12.8            12.4
Integrated Oils..........................         0.5              0.1             0.0
Other Energy.............................         2.6              2.8             3.0
Materials & Processing...................        10.0              8.2             8.4
Producer Durables........................         8.0              9.2             9.0
Technology...............................        15.1             21.4            20.2
Utilities................................         6.1              6.2             6.8
Other....................................         1.8              1.1             1.0
----------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP GROWTH INDEX FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------
                                              S&P
                            SMALL-CAP    SMALLCAP
                               GROWTH         600
-------------------------------------------------
Number of Stocks                  185         600
Median Market Cap               $1.4B       $0.9B
Price/Earnings Ratio            37.5x       21.1x
Price/Book Ratio                 6.4x        2.6x
Yield                            0.1%        0.7%
Yield--Institutional Shares      0.2%        0.7%
Return on Equity                17.5%       15.7%
Earnings Growth Rate            17.8%       15.4%
Foreign Holdings                 0.0%        0.2%
Turnover Rate                   103%*          --
Expense Ratio                  0.27%*          --
Expense Ratio--
   Institutional Shares        0.13%*          --
Cash Investments                 0.0%          --


*Annualized.

INVESTMENT FOCUS
-------------------------------------------------
STYLE          GROWTH
MARKET CAP     SMALL


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------
Lattice Semiconductor Corp.                  1.8%
Protein Design Labs, Inc.                    1.7
Vertex Pharmaceuticals, Inc.                 1.5
RSA Security Inc.                            1.4
Techne                                       1.4
Digital Microwave Corp.                      1.4
Jones Pharma, Inc.                           1.4
Dallas Semiconductor Corp.                   1.3
Expeditors International of Washington, Inc. 1.3
Cor Therapeutics, Inc.                       1.2
-------------------------------------------------
Top Ten                                     14.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                                     JUNE 30, 1999           JUNE 30, 2000
                                                --------------------------------------------------
                                                        SMALL-CAP        SMALL-CAP    S&P SMALLCAP
                                                         GROWTH           GROWTH           600
                                                --------------------------------------------------
Auto & Transportation...........................            4.1%            4.4%           5.0%
Consumer Discretionary..........................           24.0            14.0           17.7
Consumer Staples................................            1.1             1.6            2.9
Financial Services..............................           17.2             9.6           13.4
Health Care.....................................           12.7            21.7           13.7
Integrated Oils.................................            0.4             0.0            0.0
Other Energy....................................            2.3             4.9            4.6
Materials & Processing..........................            6.7             3.7            8.8
Producer Durables...............................           10.6            11.7           11.0
Technology......................................           19.4            28.2           19.3
Utilities.......................................            1.2             0.2            3.1
Other...........................................            0.3             0.0            0.5
--------------------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP VALUE INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                                               S&P
                              SMALL-CAP    SMALLCAP
                                  VALUE         600
---------------------------------------------------
Number of Stocks                    427         600
Median Market Cap                 $0.6B       $0.9B
Price/Earnings Ratio              14.3x       21.1x
Price/Book Ratio                   1.6x        2.6x
Yield                              0.9%        0.7%
Yield--Institutional Shares        1.0%        0.7%
Return on Equity                  14.2%       15.7%
Earnings Growth Rate              13.8%       15.4%
Foreign Holdings                   0.0%        0.2%
Turnover Rate                      73%*          --
Expense Ratio                    0.27%*          --
Expense Ratio--
   Institutional Shares          0.13%*          --
Cash Investments                   0.0%          --

* Annualized.

INVESTMENT FOCUS
--------------------
STYLE         VALUE
MARKET CAP    SMALL


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------
International Rectifier Corp.          1.8%
Universal Health Services Class B      1.0
Radian Group, Inc.                     1.0
HNC Software, Inc.                     0.9
Pride International Inc.               0.9
Smithfield Foods, Inc.                 0.8
Xircom, Inc.                           0.8
Michaels Stores, Inc.                  0.8
Vintage Petroleum, Inc.                0.8
Cullen/Frost Bankers, Inc.             0.7
--------------------------------------------
Top Ten                                9.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------
                                              JUNE 30, 1999         JUNE 30, 2000
                                            --------------------------------------------
                                               SMALL-CAP       SMALL-CAP    S&P SMALLCAP
                                                 VALUE           VALUE           600
                                            --------------------------------------------
Auto & Transportation......................       7.8%           5.7%            5.0%
Consumer Discretionary.....................      17.8           21.1            17.7
Consumer Staples...........................       5.2            4.2             2.9
Financial Services.........................      16.8           17.1            13.4
Health Care................................       8.0            7.0            13.7
Integrated Oils............................       0.3            0.0             0.0
Other Energy...............................       3.6            4.3             4.6
Materials & Processing.....................      14.1           13.2             8.8
Producer Durables..........................       8.0           10.2            11.0
Technology.................................       9.1           10.0            19.3
Utilities..................................       8.5            5.9             3.1
Other......................................       0.8            1.3             0.5
----------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds of the Vanguard U.S. Stock Index Funds--are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------------------
                                                                EXTENDED
                                                                  MARKET       MID-CAP     SMALL-CAP
                                                              INDEX FUND    INDEX FUND    INDEX FUND
                                                            ----------------------------------------
                                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                            ----------------------------------------
                                                                   (000)         (000)        (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                  $   22,009      $  5,671    $  24,899
   Interest                                                        2,960           196          985
   Security Lending                                                5,839            12        2,304
                                                            ----------------------------------------
      Total Income                                                30,808         5,879       28,188
                                                            ----------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                    22            25           84
      Management and Administrative--Investor Shares               5,384           790        4,704
      Management and Administrative--Institutional Shares            392            98          236
      Marketing and Distribution--Investor Shares                    283            61          290
      Marketing and Distribution--Institutional Shares                75            16           29
   Custodian Fees                                                    185            66           86
   Auditing Fees                                                       5             4            5
   Shareholders' Reports--Investor Shares                             74            13          108
   Shareholders' Reports--Institutional Shares                         1             1            3
   Trustees' Fees and Expenses                                         3             1            3
                                                            ----------------------------------------
      Total Expenses                                               6,424         1,075        5,548
      Expenses Paid Indirectly--Note C                               (39)           --           --
                                                            ----------------------------------------
      Net Expenses                                                 6,385         1,075        5,548
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             24,423         4,804       22,640
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                    380,869       103,738      340,561
   Futures Contracts                                               3,374           406       (2,171)
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                384,243       104,144      338,390
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                        (456,997)      (21,407)    (238,475)
   Futures Contracts                                              (2,886)         (178)        (347)
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (459,883)      (21,585)    (238,822)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $  (51,217)     $ 87,363    $ 122,208
====================================================================================================

---------------------------------------------------------------------------------------------
                                                                  SMALL-CAP         SMALL-CAP
                                                                     GROWTH             VALUE
                                                                 INDEX FUND        INDEX FUND
                                                              -------------------------------
                                                               SIX MONTHS ENDED JUNE 30, 2000
                                                              -------------------------------
                                                                      (000)             (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                         $  419           $ 1,344
   Interest                                                              93                18
   Security Lending                                                      66                43
                                                              -------------------------------
      Total Income                                                      578             1,405
                                                              -------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                       25                25
      Management and Administrative--Investor Shares                    298               203
      Management and Administrative--Institutional Shares                 1                10
      Marketing and Distribution--Investor Shares                        18                20
      Marketing and Distribution--Institutional Shares                   --                --
   Custodian Fees                                                        43                27
   Auditing Fees                                                          4                 4
   Shareholders' Reports--Investor Shares                                 6                 7
   Shareholders' Reports--Institutional Shares                           --                --
   Trustees' Fees and Expenses                                           --                --
                                                              -------------------------------
      Total Expenses                                                    395               296
      Expenses Paid Indirectly--Note C                                   --                --
                                                              -------------------------------
      Net Expenses                                                      395               296
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   183             1,109
---------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                         1,889            11,027
   Futures Contracts                                                     --                --
---------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                     1,889            11,027
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                              7,873               239
   Futures Contracts                                                     --                --
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      7,873               239
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $9,945           $12,375
=============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------------------------------
                                                             EXTENDED MARKET                          MID-CAP
                                                               INDEX FUND                            INDEX FUND
                                                    -------------------------------     ---------------------------------
                                                       SIX MONTHS              YEAR        SIX MONTHS                YEAR
                                                            ENDED             ENDED             ENDED               ENDED
                                                    JUN. 30, 2000     DEC. 31, 1999     JUN. 30, 2000       DEC. 31, 1999
                                                            (000)             (000)             (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                               $   24,423        $   40,147        $    4,804          $    4,565
   Realized Net Gain (Loss)                               384,243           432,266           104,144              37,911
   Change in Unrealized Appreciation (Depreciation)      (459,883)          840,344           (21,585)             47,590
                                                    ---------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                        (51,217)        1,312,757            87,363              90,066
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                          --           (33,913)               --              (3,777)
      Institutional Shares                                     --            (7,913)               --                (953)
   Realized Capital Gain
      Investor Shares                                    (142,667)         (370,554)           (9,383)            (34,102)
      Institutional Shares                                (29,513)          (67,729)           (2,964)             (7,021)
                                                    ---------------------------------------------------------------------
         Total Distributions                             (172,180)         (480,109)          (12,347)            (45,853)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                               1,265,352           818,381           323,100             428,102
   Issued in Lieu of Cash Distributions                   133,338           373,018             8,598              35,109
   Redeemed                                              (411,143)         (603,514)          (87,133)           (100,927)
                                                    ---------------------------------------------------------------------
      Net Increase--Investor Shares                       987,547           587,885           244,565             362,284
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
   Issued                                                 293,887           301,323            93,463             110,927
   Issued in Lieu of Cash Distributions                    23,615            60,118             2,649               6,870
   Redeemed                                               (75,266)          (86,591)          (18,751)            (21,523)
                                                    ---------------------------------------------------------------------
      Net Increase--Institutional Shares                  242,236           274,850            77,361              96,274
-------------------------------------------------------------------------------------------------------------------------
   Total Increase                                       1,006,386         1,695,383           396,942             502,771
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                  5,090,542         3,395,159           747,116             244,345
                                                    ---------------------------------------------------------------------
   End of Period                                       $6,096,928        $5,090,542        $1,144,058            $747,116
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
   Issued                                                  33,049            25,760            27,292              40,719
   Issued in Lieu of Cash Distributions                     3,154            11,413               684               3,344
   Redeemed                                               (11,095)          (19,243)           (7,320)             (9,610)
                                                    ---------------------------------------------------------------------
      Net Increase in Shares Outstanding                   25,108            17,930            20,656              34,453
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                   7,538             9,512             8,208              10,371
   Issued in Lieu of Cash Distributions                       558             1,810               211                 645
   Redeemed                                                (2,032)           (2,776)           (1,513)             (1,986)
                                                    ---------------------------------------------------------------------
      Net Increase in Shares Outstanding                    6,064             8,546             6,906               9,030
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                SMALL-CAP                        SMALL-CAP GROWTH
                                                                INDEX FUND                          INDEX FUND
                                                    -------------------------------     ---------------------------------
                                                       SIX MONTHS              YEAR        SIX MONTHS                YEAR
                                                            ENDED             ENDED             ENDED               ENDED
                                                    JUN. 30, 2000     DEC. 31, 1999     JUN. 30, 2000       DEC. 31, 1999
                                                            (000)             (000)             (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                               $   22,640        $   40,462        $      183          $      379
   Realized Net Gain (Loss)                               338,390           339,380             1,889              (4,846)
   Change in Unrealized Appreciation (Depreciation)      (238,822)          339,726             7,873              31,923
                                                    ---------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                        122,208           719,568             9,945              27,456
                                                    ---------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                          --           (36,613)               --                (507)
      Institutional Shares                                     --            (4,721)               --                  --
   Realized Capital Gain

      Investor Shares                                     (34,923)         (284,560)               --                  --
      Institutional Shares                                 (3,669)          (32,660)               --                  --
                                                    ---------------------------------------------------------------------
         Total Distributions                              (38,592)         (358,554)               --                (507)
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                                 929,774         1,052,299           241,481              80,888
   Issued in Lieu of Cash Distributions                    32,434           294,319                --                 406
   Redeemed                                              (492,565)         (884,294)          (56,278)            (31,106)
                                                    ---------------------------------------------------------------------
      Net Increase--Investor Shares                       469,643           462,324           185,203              50,188
                                                    ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
   Issued                                                 178,568           193,691            23,827                  --
   Issued in Lieu of Cash Distributions                     3,142            34,239                --                  --
   Redeemed                                              (114,602)         (115,831)               --                  --
                                                    ---------------------------------------------------------------------
      Net Increase--Institutional Shares                   67,108           112,099            23,827                  --
-------------------------------------------------------------------------------------------------------------------------
   Total Increase                                         620,367           935,437           218,975              77,137
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                  3,967,793         3,032,356           167,255              90,118
                                                    ---------------------------------------------------------------------
   End of Period                                       $4,588,160        $3,967,793          $386,230            $167,255
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
   Issued                                                  37,559            47,908            18,717               8,565
   Issued in Lieu of Cash Distributions                     1,217            13,196                --                  38
   Redeemed                                               (20,284)          (41,158)           (4,604)             (3,363)
                                                    ---------------------------------------------------------------------
      Net Increase in Shares Outstanding                   18,492            19,946            14,113               5,240
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                   7,590             8,971             2,187                  --
   Issued in Lieu of Cash Distributions                       118             1,530                --                  --
   Redeemed                                                (4,997)           (5,401)               --                  --
                                                    ---------------------------------------------------------------------
      Net Increase in Shares Outstanding                    2,711             5,100             2,187                  --
=========================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                          SMALL-CAP VALUE
                                                                                            INDEX FUND
                                                                                -------------------------------
                                                                                   SIX MONTHS             YEAR
                                                                                        ENDED            ENDED
                                                                                JUN. 30, 2000    DEC. 31, 1999
                                                                                        (000)            (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                            $   1,109        $   1,580
   Realized Net Gain (Loss)                                                            11,027           13,634
   Change in Unrealized Appreciation (Depreciation)                                       239          (10,887)
                                                                                -------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations                  12,375            4,327
                                                                                -------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                                                      --           (1,549)
      Institutional Shares                                                                 --              (85)
   Realized Capital Gain
      Investor Shares                                                                  (6,140)         (10,654)
      Institutional Shares                                                               (330)            (551)
                                                                                -------------------------------
         Total Distributions                                                           (6,470)         (12,839)
                                                                                -------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                                                              56,452          150,557
   Issued in Lieu of Cash Distributions                                                 5,740           11,455
   Redeemed                                                                           (41,452)         (61,979)
                                                                                -------------------------------
      Net Increase--Investor Shares                                                    20,740          100,033
                                                                                -------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
   Issued                                                                              39,152           10,922
   Issued in Lieu of Cash Distributions                                                    65               81
   Redeemed                                                                            (1,041)            (800)
                                                                                -------------------------------
      Net Increase--Institutional Shares                                               38,176           10,203
---------------------------------------------------------------------------------------------------------------
   Total Increase                                                                      64,821          101,724
---------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                                214,289          112,565
                                                                                -------------------------------
   End of Period                                                                     $279,110         $214,289
===============================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
   Issued                                                                               6,700           17,096
   Issued in Lieu of Cash Distributions                                                   675            1,390
   Redeemed                                                                            (4,984)          (7,174)
                                                                                -------------------------------
      Net Increase in Shares Outstanding                                                2,391           11,312
===============================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                                               4,698            1,249
   Issued in Lieu of Cash Distributions                                                     8               10
   Redeemed                                                                              (125)             (95)
                                                                                -------------------------------
      Net Increase in Shares Outstanding                                                4,581            1,164
===============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                      EXTENDED MARKET INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUN. 30, 2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $37.07       $30.63       $30.76       $26.20       $24.07       $18.52
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .143         .297         .388         .351          .34          .30
    Net Realized and Unrealized Gain (Loss)
        on Investments                             .077       10.101        2.025        6.479         3.85         5.95
                                                 ------------------------------------------------------------------------
        Total from Investment Operations           .220       10.398        2.413        6.830         4.19         6.25
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income             --        (.318)       (.373)       (.360)        (.34)        (.30)
    Distributions from Realized Capital Gains    (1.110)      (3.640)      (2.170)      (1.910)       (1.72)        (.40)
                                                 ------------------------------------------------------------------------
        Total Distributions                      (1.110)      (3.958)      (2.543)      (2.270)       (2.06)        (.70)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $36.18       $37.07       $30.63       $30.76       $26.20       $24.07
=========================================================================================================================

TOTAL RETURN*                                      0.16%       36.22%        8.32%       26.73%       17.65%       33.80%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $6,097       $4,221       $2,939       $2,723       $2,099       $1,523
    Ratio of Total Expenses to
        Average Net Assets                      0.25%**        0.25%        0.23%        0.23%        0.25%        0.25%
    Ratio of Net Investment Income to
        Average Net Assets                      0.82%**        1.04%        1.21%        1.30%        1.42%        1.51%
    Portfolio Turnover Rate                       30%**          26%          27%          15%          22%          15%
=========================================================================================================================

 * Total return figures do not reflect transaction fees on purchases (0.25% beginning October 31, 1997, through March 31, 2000; 0.5% in 1995 through October 31, 1997) or the $10 annual account maintenance fee applied on balances under $10,000.

** Annualized.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                     EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  SIX MONTHS ENDED   ----------------------    JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       JUN. 30, 2000         1999        1998  DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $37.09        $30.63      $30.76       $29.28
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                     .163         .363         .427         .200
    Net Realized and Unrealized Gain (Loss) on Investments                    .077       10.101        2.025        3.191
                                                                    -------------------------------------------------------
        Total from Investment Operations                                      .240       10.464        2.452        3.391
                                                                    -------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                      --          (.364)       (.412)       (.371)
    Distributions from Realized Capital Gains                               (1.110)      (3.640)      (2.170)      (1.540)
                                                                    -------------------------------------------------------
        Total Distributions                                                 (1.110)      (4.004)      (2.582)      (1.911)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $36.22       $37.09       $30.63       $30.76
===========================================================================================================================

TOTAL RETURN**                                                              0.22%       36.45%        8.45%       11.82%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $1,069         $870         $456         $415
    Ratio of Total Expenses to Average Net Assets                          0.10%+        0.10%        0.10%       0.10%+
    Ratio of Net Investment Income to Average Net Assets                   0.96%+        1.18%        1.34%       1.43%+
    Portfolio Turnover Rate                                                  30%+          26%          27%          15%
===========================================================================================================================

 *Inception.

**Total return figures do not reflect transaction fees on purchases (0.25% beginning October 31, 1997, through March 31, 2000; 0.5% from inception through October 31, 1997).

 +Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                    MID-CAP INDEX FUND INVESTOR SHARES
                                                                             SIX MONTHS ENDED    YEAR ENDED    APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  JUN. 30, 2000 DEC. 31, 1999  DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $11.30        $10.79        $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                .051          .073          .053
    Net Realized and Unrealized Gain (Loss) on Investments                              1.009         1.448          .840
                                                                    -------------------------------------------------------
        Total from Investment Operations                                                1.060         1.521          .893
                                                                    -------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                   --         (.076)        (.053)
    Distributions from Realized Capital Gains                                          (0.150)        (.935)        (.050)
                                                                    -------------------------------------------------------
        Total Distributions                                                            (0.150)       (1.011)        (.103)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $12.21        $11.30        $10.79
===========================================================================================================================

TOTAL RETURN**                                                                           9.34%        15.32%         8.55%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                 $905          $605         $206
    Ratio of Total Expenses to Average Net Assets                                      0.25%+         0.25%       0.25%+
    Ratio of Net Investment Income to Average Net Assets                               0.96%+         0.99%       1.19%+
    Portfolio Turnover Rate                                                              59%+           38%          44%
===========================================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return figures do not reflect the 0.25% transaction fee on purchases from inception through February 28, 1999, or the $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                              MID-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                            SIX MONTHS ENDED     YEAR ENDED    MAY 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                 JUN. 30, 2000  DEC. 31, 1999 DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $11.30        $10.79       $10.03
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                .061           .083         .055
    Net Realized and Unrealized Gain (Loss) on Investments                              1.009          1.448         .814
                                                                    -------------------------------------------------------
        Total from Investment Operations                                                1.070          1.531         .869
                                                                    -------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                   --          (.086)       (.059)
    Distributions from Realized Capital Gains                                          (0.150)         (.935)       (.050)
                                                                    -------------------------------------------------------
        Total Distributions                                                            (0.150)        (1.021)       (.109)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $12.22        $11.30       $10.79
===========================================================================================================================

TOTAL RETURN**                                                                          9.43%        15.41%        8.61%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                 $239          $143          $39
    Ratio of Total Expenses to Average Net Assets                                      0.12%+         0.12%       0.12%+
    Ratio of Net Investment Income to Average Net Assets                               1.08%+         1.11%       1.30%+
    Portfolio Turnover Rate                                                              59%+           38%          44%
===========================================================================================================================

 *Initial share purchase date. Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return figures do not reflect the 0.25% transaction fee on purchases from inception through February 28, 1999.

 +Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                           SMALL-CAP INDEX FUND INVESTOR SHARES
                                                                                   YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED      -------------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUN. 30, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $23.60       $21.20       $23.75       $20.23       $18.61       $14.99
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .119         .256         .311         .277          .26          .24
    Net Realized and Unrealized
        Gain (Loss) on Investments                  .726        4.491       (1.007)       4.632         3.07         4.06
                                                --------------------------------------------------------------------------
        Total from Investment Operations            .845        4.747        (.696)       4.909         3.33         4.30
                                                --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.267)       (.304)       (.274)        (.27)        (.23)
    Distributions from Realized Capital Gains      (.215)      (2.080)      (1.550)      (1.115)       (1.44)        (.45)
                                                --------------------------------------------------------------------------
        Total Distributions                        (.215)      (2.347)      (1.854)      (1.389)       (1.71)        (.68)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $24.23       $23.60       $21.20       $23.75       $20.23       $18.61
==========================================================================================================================

TOTAL RETURN*                                      3.50%       23.13%       -2.61%       24.59%       18.12%       28.74%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $4,096       $3,553       $2,768       $2,652       $1,713         $971
    Ratio of Total Expenses to
        Average Net Assets                        0.27%+        0.25%        0.24%        0.23%        0.25%        0.25%
    Ratio of Net Investment Income to
        Average Net Assets                        1.03%+        1.25%        1.39%        1.38%        1.51%        1.58%
    Portfolio Turnover Rate                         70%+          42%          35%          29%          28%          28%
==========================================================================================================================

 *Total return figures do not reflect transaction fees on purchases (0.5%
  beginning 1996 through March 31, 2000; 1.0% in 1995 through 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                    YEAR ENDED DECEMBER 31,
                                                               SIX MONTHS ENDED     ----------------------      JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    JUN. 30, 2000           1999         1998  DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $23.61         $21.20       $23.75       $22.56
==============================================================================================================================
INVESTMENT OPERATIONS

    Net Investment Income                                                  .129            .295         .336         .158
    Net Realized and Unrealized Gain (Loss) on Investments                 .726           4.491       (1.007)       2.370
                                                                    ----------------------------------------------------------
        Total from Investment Operations                                   .855           4.786        (.671)       2.528
                                                                     ---------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                     --           (.296)       (.329)       (.288)
    Distributions from Realized Capital Gains                             (.215)         (2.080)      (1.550)      (1.050)
                                                                     ---------------------------------------------------------
        Total Distributions                                               (.215)         (2.376)      (1.879)      (1.338)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $24.25          $23.61       $21.20       $23.75
==============================================================================================================================


TOTAL RETURN**                                                             3.54%          23.33%       -2.50%       11.42%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $492            $415         $264         $137
    Ratio of Total Expenses to Average Net Assets                          0.13%+          0.12%        0.12%        0.12%+
    Ratio of Net Investment Income to Average Net Assets                   1.17%+          1.37%        1.53%        1.52%+
    Portfolio Turnover Rate                                                  70%+            42%          35%          29%
==============================================================================================================================

 *Inception.
**Total return figures do not reflect the 0.5% transaction fee on purchases through March 31, 2000.
 +Annualized.



------------------------------------------------------------------------------------------------------------------------------
                                                                            SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
                                                                            SIX MONTHS ENDED    YEAR ENDED    APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                 JUN. 30, 2000  DEC. 31, 1999  DEC. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $11.38       $  9.53       $10.00
------------------------------------------------------------------------------------------------------------------------------=
INVESTMENT OPERATIONS
    NET INVESTMENT INCOME                                                                .012           .025         .03
    Net Realized and Unrealized Gain (Loss) on Investments                              1.068          1.860        (.47)
                                                                              ------------------------------------------------
        Total from Investment Operations                                                1.080          1.885        (.44)
                                                                              ------------------------------------------------

DISTRIBUTIONS
    Dividends from Net Investment Income                                                   --          (.035)       (.03)
    Distributions from Realized Capital Gains                                              --            --           --
                                                                              ------------------------------------------------
        Total Distributions                                                                --          (.035)       (.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $12.46        $ 11.38     $  9.53
==============================================================================================================================


TOTAL RETURN**                                                                           9.49%         19.80%      -4.77%
==============================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                 $359           $167         $90
    Ratio of Total Expenses to Average Net Assets                                        0.27%+         0.25%      0.25%+
    Ratio of Net Investment Income to Average Net Assets                                 0.12%+         0.33%      0.63%+
    Portfolio Turnover Rate                                                               103%+           82%         77%
==============================================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.
**Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the
  $10 annual account maintenance fee applied on balances under $10,000. +Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                        SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES
                                                                                                              MAY 24* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $11.03
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                                                                            .002
    Net Realized and Unrealized Gain (Loss) on Investments                                                          1.428
                                                                                                           ---------------
        Total from Investment Operations                                                                            1.430
                                                                                                           ---------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                               --
    Distributions from Realized Capital Gains                                                                          --
                                                                                                           ---------------
        TOTAL DISTRIBUTIONS                                                                                            --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $12.46
==============================================================================================================================



TOTAL RETURN**                                                                                                      12.96%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                              $27
    Ratio of Total Expenses to Average Net Assets                                                                    0.13%+
    Ratio of Net Investment Income to Average Net Assets                                                             0.25%+
    Portfolio Turnover Rate                                                                                           103%+
==============================================================================================================================

 *Inception.
**Total return figures do not reflect the 0.5% transaction fee on purchases.
 +Annualized.



------------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
                                                                             SIX MONTHS ENDED     YEAR ENDED      APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  JUN. 30, 2000    DEC. 31, 1999   DEC. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $8.45         $8.74       $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                 .034          .065         .045
    Net Realized and Unrealized Gain (Loss) on Investments                                .396          .210       (1.250)
                                                                                       ---------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS                                                  .430          .275       (1.205)
                                                                                       ---------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                   --          (.070)       (.055)
    Distributions from Realized Capital Gains                                            (.250)        (.495)          --
                                                                                        --------------------------------------
        Total Distributions                                                              (.250)        (.565)       (.055)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                           $8.63         $8.45      $  8.74
==============================================================================================================================


TOTAL RETURN**                                                                            5.13%        3.35%        -12.47%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                  $229         $204           $113
    Ratio of Total Expenses to Average Net Assets                                         0.27%+       0.25%          0.25%+
    Ratio of Net Investment Income to Average Net Assets                                  0.95%+       0.96%          1.13%+
    Portfolio Turnover Rate                                                                 73%+         80%            53%
==============================================================================================================================


 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.
**Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.
 +Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
                                                                                           SIX MONTHS ENDED        DEC. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                JUN. 30, 2000     DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $8.45        $8.74
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                               .044         .009
    Net Realized and Unrealized Gain (Loss) on Investments                                              .396         .226
                                                                                               -------------------------------
        Total from Investment Operations                                                                .440         .235
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                 --         (.070)
    Distributions from Realized Capital Gains                                                          (.250)       (.455)
                                                                                               -------------------------------
        Total Distributions                                                                            (.250)       (.525)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                         $8.64        $8.45
==============================================================================================================================


TOTAL RETURN**                                                                                          5.25%        2.83%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                 $50          $10
    Ratio of Total Expenses to Average Net Assets                                                       0.13%+       0.13%+
    Ratio of Net Investment Income to Average Net Assets                                                1.15%+       1.37%+
    Portfolio Turnover Rate                                                                               73%+          80%
==============================================================================================================================

 *Inception.
**Total return figures do not reflect the 0.5% transaction fee on purchases.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts based upon the following indexes are used: S&P 500 Index (Extended Market Index and Small-Cap Index Funds), S&P MidCap 400 Index (Extended Market Index, Mid-Cap Index, and Small-Cap Index Funds), and Russell 2000 Index (Extended Market Index and Small-Cap Index Funds).

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Transaction fees assessed on purchases of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

------------------------------------------------------------------------------------------------------------
                                             CAPITAL CONTRIBUTIONS       PERCENTAGE           PERCENTAGE OF
                                                  TO VANGUARD              OF FUND             VANGUARD'S
            INDEX FUND                               (000)               NET ASSETS          CAPITALIZATION
------------------------------------------------------------------------------------------------------------
            Extended Market                         $1,057                 0.02%                  1.1%
            Mid-Cap                                    212                 0.02                   0.2
            Small-Cap                                  807                 0.02                   0.8
            Small-Cap Growth                            68                 0.02                   0.1
            Small-Cap Value                             52                 0.02                   0.1
------------------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended June 30, 2000, custodian fee offset arrangements reduced expenses of the Extended Market Index Fund by $39,000.

D. Each fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense), marketing and distribution, and shareholder reporting. Class-specific expenses for the six months ended June 30, 2000, represented the following percentages of average net assets:

--------------------------------------------------------------------------------
  INDEX FUND                           INVESTOR SHARES*    INSTITUTIONAL SHARES*
--------------------------------------------------------------------------------
  Extended Market                           0.18%                 0.03%
  Mid-Cap                                   0.17                  0.04
  Small-Cap                                 0.18                  0.04
  Small-Cap Growth                          0.19                  0.05
  Small-Cap Value                           0.19                  0.05
--------------------------------------------------------------------------------

  *Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the six months ended June 30, 2000, purchases and sales of investment securities other than temporary cash investments were:


            ---------------------------------------------------------------------------------------------
                                                                                    (000)
                                                                   --------------------------------------
            INDEX FUND                                                    PURCHASES               SALES
            ---------------------------------------------------------------------------------------------
            Extended Market                                              $1,862,259           $   857,677
            Mid-Cap                                                         597,831               287,605
            Small-Cap                                                     2,036,511             1,511,848
            Small-Cap Growth                                                366,776               152,176
            Small-Cap Value                                                 139,770                85,895
            ---------------------------------------------------------------------------------------------

      At December 31, 1999, the Small-Cap Growth Index Fund had available realized losses of $10,413,000 to offset future net capital gains of $1,034,000 through December 31, 2006, $2,478,000 through December 31, 2007, and $6,901,000 through December 31, 2008.

F. At June 30, 2000, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:


--------------------------------------------------------------------------------------------------
                                                                 (000)
                                      ------------------------------------------------------------
                                                                                   NET UNREALIZED
                                        APPRECIATED            DEPRECIATED          APPRECIATION
  INDEX FUND                            SECURITIES             SECURITIES          (DEPRECIATION)
--------------------------------------------------------------------------------------------------
  Extended Market                        $2,041,539            $(898,530)            $1,143,009
  Mid-Cap                                   157,737             (122,522)                35,215
  Small-Cap                                 865,383             (515,565)               349,818
  Small-Cap Growth                           63,666              (18,312)                45,354
  Small-Cap Value                            23,872              (45,888)               (22,016)
--------------------------------------------------------------------------------------------------

      At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------------------------------------------
                                                                          (000)
                                                           -------------------------------------
                                                               AGGREGATE            UNREALIZED
                                        NUMBER OF             SETTLEMENT           APPRECIATION
 INDEX FUND/FUTURES CONTRACTS        LONG CONTRACTS              VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------------
 Extended Market/
   S&P MidCap 400 Index                    286                  $69,827              $(1,549)
   Russell 2000 Index                      156                   40,763                 (138)
 Mid-Cap/
   S&P MidCap 400 Index                     25                    6,104                 (160)
 Small-Cap/
   Russell 2000 Index                       35                    9,146                   65
------------------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at June 30, 2000, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------------------------
                                                                            (000)
                                                            --------------------------------------
                                                              MARKET VALUE              CASH
                                                                OF LOANED            COLLATERAL
  INDEX FUND                                                   SECURITIES             RECEIVED
 -------------------------------------------------------------------------------------------------
  Extended Market                                               $331,797              $352,682
  Mid-Cap                                                          1,918                 2,137
  Small-Cap                                                      122,450               130,780
  Small-Cap Growth                                                 3,470                 3,613
  Small-Cap Value                                                  1,739                 2,123
 -------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.





          "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "S&P MidCap 400," and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Index Funds and The Vanguard Group, Inc. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

-------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

   The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.


TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q982 082000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD U.S. STOCK INDEX FUNDS
MID- AND SMALL-CAPITALIZATION PORTFOLIOS
STATEMENT OF NET ASSETS  -  JUNE 30, 2000



The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 18 of the accompanying report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS
Extended Market Index Fund ..................    1
Mid-Cap Index Fund ..........................   29
Small-Cap Index Fund ........................   33
Small-Cap Growth Index Fund .................   52
Small-Cap Value Index Fund ..................   55



-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
COMMON STOCKS (98.2%)(1)
-------------------------------------------------------------------------------
-   Berkshire Hathaway Inc. Class A                      2,290        $ 123,202
-   JDS Uniphase Corp.                                 886,238          106,238
-   Juniper Networks, Inc.                             488,400           71,093
-   Qwest Communications
      International Inc.                             1,162,280           57,751
-   VeriSign, Inc.                                     300,035           52,956
-   Level 3 Communications, Inc.                       569,500           50,116
-   Sycamore Networks, Inc.                            379,700           41,909
-   Cox Communications, Inc.
      Class A                                          895,859           40,818
-   Redback Networks Inc.                              226,300           40,281
-   Immunex Corp.                                      778,700           38,497
-   CIENA Corp.                                        219,500           36,588
-   SDL, Inc.                                          117,800           33,595
-   TIBCO Software Inc.                                294,100           31,538
-   General Motors Corp. Class H                       356,113           31,249
-   Ariba, Inc.                                        312,600           30,649
-   Brocade Communications
      Systems, Inc.                                    167,000           30,642
-   i2 Technologies, Inc.                              292,020           30,448
-   Metromedia Fiber Network, Inc.                     744,920           29,564
-   VoiceStream Wireless Corp.                         250,274           29,106
-   E-Tek Dynamics, Inc.                               105,800           27,911
-   Exodus Communications, Inc.                        603,600           27,803
-   AMFM Inc.                                          336,208           23,198
    AXA Financial, Inc.                                672,018           22,849
-   Genentech, Inc.                                    130,100           22,377
-   eBay Inc.                                          405,700           22,035
-   Infinity Broadcasting Corp.                        601,872           21,931
-   Vitesse Semiconductor Corp.                        288,800           21,245
-   CMGI Inc                                           441,776           20,239
-   Inktomi Corp.                                      171,100           20,233
-   Foundry Networks, Inc.                             179,200           19,802
-   Amazon.com, Inc.                                   545,000           19,790
-   BroadVision, Inc.                                  389,442           19,789
-   InfoSpace, Inc.                                    357,600           19,757
-   BEA Systems, Inc.                                  382,600           18,915
-   Applied Micro Circuits Corp.                       190,300           18,792
-   McLeodUSA, Inc. Class A                            896,965           18,556
-   Univision Communications Inc.                      159,400           16,498
    Dynegy, Inc.                                       235,284           16,073
-   Millennium Pharmaceuticals, Inc.                   142,400           15,931
-   Portal Software, Inc.                              248,000           15,841
-   Vignette Corp.                                     300,700           15,641
-   Rambus Inc.                                        149,100           15,357
    Intimate Brands, Inc.                              769,500           15,198
-   Jabil Circuit, Inc.                                291,100           14,446

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Cablevision Systems Corp.
      Class B                                          202,800        $  13,765
-   Sepracor Inc.                                      113,400           13,679
-   NEXTLINK Communications, Inc.                      352,013           13,354
-   Chiron Corp.                                       279,540           13,278
-   Forest Laboratories, Inc.                          131,416           13,273
    Stryker Corp.                                      301,600           13,195
-   NTL Inc.                                           220,281           13,189
-   Calpine Corp.                                      198,100           13,025
-   Intuit, Inc.                                       313,113           12,955
    Equity Office Properties
      Trust REIT                                       467,419           12,883
-   Rational Software Corp.                            138,071           12,832
-   Atmel Corp.                                        345,496           12,740
    Vastar Resources, Inc.                             151,300           12,426
-   Waters Corp.                                        98,600           12,307
-   GlobeSpan, Inc.                                     99,800           12,183
-   RealNetworks, Inc.                                 240,752           12,173
-   Aether Systems, Inc.                                58,900           12,075
-   Vitria Technology, Inc.                            197,500           12,072
-   EchoStar Communications Corp.                      359,500           11,903
-   At Home Corp.                                      563,754           11,698
-   John Hancock Financial
      Services, Inc.                                   491,400           11,640
    Symbol Technologies, Inc.                          212,343           11,467
-   Human Genome Sciences, Inc.                         84,500           11,270
-   Commerce One, Inc.                                 239,900           10,889
-   RF Micro Devices, Inc.                             124,100           10,874
-   Next Level Communications, Inc.                    125,700           10,779
-   Allegiance Telecom, Inc.                           167,150           10,698
-   Art Technology Group, Inc.                         103,000           10,397
    The Goldman Sachs Group, Inc.                      109,500           10,389
-   American Tower Corp. Class A                       247,240           10,307
-   Priceline.com Inc.                                 265,800           10,096
-   IVAX Corp.                                         240,900            9,997
    United Parcel Service, Inc.                        169,400            9,995
    Starwood Hotels & Resorts
      Worldwide, Inc.                                  299,510            9,678
-   TMP Worldwide, Inc.                                131,000            9,669
-   CNA Financial Corp.                                282,815            9,616
    Cintas Corp.                                       260,250            9,548
-   Software.com, Inc.                                  73,500            9,546
    Estee Lauder Cos. Class A                          191,958            9,490
-   USA Networks, Inc.                                 437,518            9,461
    Telephone & Data Systems, Inc.                      93,928            9,416
-   Nabors Industries, Inc.                            226,133            9,399
-   Lycos, Inc.                                        171,144            9,242
    Equity Residential Properties
      Trust REIT                                       198,569            9,134
-   Crown Castle International Corp.                   248,200            9,059
-   Micromuse Inc.                                      53,500            8,853
-   SCI Systems, Inc.                                  224,068            8,781
-   Integrated Device
      Technology Inc.                                  145,469            8,710
-   Internap Network Services Corp.                    208,000            8,635
-   Extreme Networks, Inc.                              81,600            8,609
-   Kana Communications, Inc.                          139,034            8,603
-   Concord EFS, Inc.                                  330,418            8,591
    BroadWing Inc.                                     330,106            8,562
-   U.S. Cellular Corp.                                135,650            8,546
-   Noble Drilling Corp.                               207,100            8,530
-   CDW Computer Centers, Inc.                         134,938            8,434
    Donaldson, Lufkin & Jenrette, Inc.                 197,200            8,369
-   Fox Entertainment Group, Inc.
      Class A                                          273,600            8,311
-   Fiserv, Inc.                                       190,687            8,247
-   Adelphia Communications Corp.
      Class A                                          175,558            8,229
-   TV Guide, Inc.                                     240,000            8,220
-   BJ Services Co.                                    130,900            8,181
-   Metro-Goldwyn-Mayer Inc.                           313,135            8,181
-   PE Corp.-Celera Genomics Group                      87,000            8,135
-   Vishay Intertechnology, Inc.                       212,722            8,070
-   IDEC Pharmaceuticals Corp.                          68,000            7,977
    MGM Grand, Inc.                                    245,910            7,900
-   Phone.com, Inc.                                    120,800            7,867
-   Amkor Technology, Inc.                             222,768            7,866
-   Robert Half International, Inc.                    274,000            7,809
-   Genzyme Corp.                                      131,376            7,809
-   Cypress Semiconductor Corp.                        184,500            7,795
-   Cadence Design Systems, Inc.                       379,832            7,739
-   Global Marine, Inc.                                271,800            7,661
-   Peregrine Systems, Inc.                            219,936            7,629
    ENSCO International, Inc.                          212,800            7,621
-   Burr-Brown Corp.                                    87,038            7,545
-   QLogic Corp.                                       113,924            7,526
-   E*Trade Group, Inc.                                453,415            7,481
-   Abgenix, Inc.                                       62,400            7,479
    Devon Energy Corp.                                 132,759            7,459
    Diamond Offshore Drilling, Inc.                    210,300            7,387
-   DST Systems, Inc.                                   97,000            7,384
-   Macromedia, Inc.                                    76,077            7,356
-   Quest Software, Inc.                               132,600            7,343
-   webMethods, Inc.                                    46,600            7,325
-   Electronic Arts Inc.                                99,600            7,265
-   LAM Research Corp.                                 193,405            7,253
    Reliastar Financial Corp.                          137,948            7,234
-   PSINet, Inc.                                       283,349            7,119
-   R & B Falcon Corp.                                 300,737            7,086
-   Microchip Technology, Inc.                         121,444            7,076
    Washington Post Co. Class B                         14,720            7,036
-   Affymetrix, Inc.                                    42,500            7,018
-   Citizens Communications Co.                        406,274            7,008
-   DoubleClick Inc.                                   183,230            6,986
-   Cree, Inc.                                          51,700            6,902
-   Verio Inc.                                         123,700            6,863
-   Copper Mountain Networks, Inc.                      77,800            6,856
-   Entrust Technologies, Inc.                          82,500            6,827
    The Pepsi Bottling Group, Inc.                     230,000            6,713
    Marshall & Ilsley Corp.                            161,609            6,707
-   Weatherford International, Inc.                    167,970            6,687
    The CIT Group, Inc.                                405,200            6,585
-   Metropolitan Life Insurance Co.                    312,100            6,574
-   Power-One, Inc.                                     57,000            6,494
    Reader's Digest Assn., Inc.
      Class A                                          162,800            6,471
-   Red Hat, Inc.                                      238,200            6,446
    KeySpan Corp.                                      207,547            6,382
-   ISS Group, Inc.                                     64,600            6,378
-   NVIDIA Corp.                                       100,000            6,356
-   SanDisk Corp.                                      103,500            6,333
-   SunGard Data Systems, Inc.                         203,009            6,293

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Dollar Tree Stores, Inc.                           159,018        $   6,291
-   Andrx Corp.                                         98,100            6,271
-   Efficient Networks, Inc.                            85,200            6,268
-   Finisar Corp.                                      238,994            6,259
-   Alteon Websystems, Inc.                             62,400            6,244
    Santa Fe International Corp.                       177,900            6,215
    AVX Corp.                                          268,600            6,161
    EOG Resources, Inc.                                183,176            6,136
    Zions Bancorp                                      133,412            6,122
-   Terayon Communications
      Systems, Inc.                                     94,800            6,089
    Kinder Morgan, Inc.                                176,125            6,087
-   King Pharmaceuticals, Inc.                         137,710            6,042
-   MRV Communications Inc.                             88,988            5,984
-   Western Wireless Corp. Class A                     109,300            5,957
    Montana Power Co.                                  168,000            5,933
    AMBAC Financial Group Inc.                         107,956            5,917
    E.W. Scripps Co. Class A                           119,869            5,904
-   Westwood One, Inc.                                 172,900            5,900
-   SPX Corp.                                           48,491            5,864
-   Safeguard Scientifics, Inc.                        182,800            5,861
-   Celgene Corp.                                       99,500            5,858
    Simon Property Group, Inc. REIT                    262,112            5,816
-   MiniMed, Inc.                                       49,100            5,794
-   Park Place Entertainment                           469,300            5,720
-   TriQuint Semiconductor, Inc.                        59,266            5,671
-   Smith International, Inc.                           77,800            5,665
-   Micrel, Inc.                                       130,300            5,660
-   Knight Trading Group, Inc.                         189,500            5,649
-   Infonet Services Corp.                             468,100            5,588
-   UnitedGlobalCom Inc. Class A                       118,878            5,558
-   Advanced Fibre
      Communications, Inc.                             122,600            5,555
-   PRIMEDIA Inc.                                      241,700            5,499
-   Hispanic Broadcasting Corp.                        165,800            5,492
-   TeleCorp PCS, Inc.                                 135,300            5,454
-   Spectrasite Holdings, Inc.                         189,850            5,387
-   Critical Path, Inc.                                 92,100            5,371
-   International Rectifier Corp.                       95,900            5,370
    ServiceMaster Co.                                  471,850            5,367
-   E.Piphany Inc.                                      50,050            5,365
    A.G. Edwards & Sons, Inc.                          137,422            5,359
-   Cooper Cameron Corp.                                81,000            5,346
    M & T Bank Corp.                                    11,863            5,338
    ProLogis Trust REIT                                248,557            5,297
-   Lattice Semiconductor Corp.                         76,200            5,267
    Comdisco, Inc.                                     235,276            5,250
    BHC Communications, Inc.
      Class A                                           34,815            5,227
-   Polycom, Inc.                                       54,800            5,156
    Family Dollar Stores, Inc.                         263,500            5,155
    Consolidated Papers                                140,800            5,148
    Royal Caribbean Cruises, Ltd.                      276,600            5,117
    Northeast Utilities                                235,002            5,111
-   Health Management Associates
      Class A                                          384,298            5,020
-   Continental Airlines, Inc. Class B                 106,800            5,020
-   Agile Software Corp.                                70,500            4,983
-   Protein Design Labs, Inc.                           30,200            4,982
-   Digital Island Inc.                                101,800            4,950
-   Symantec Corp.                                      91,739            4,948
-   Quanta Services, Inc.                               89,600            4,928
-   Fairchild Semiconductor Corp.                      121,500            4,921
-   Gilead Sciences, Inc.                               69,016            4,909
-   Quest Diagnostics, Inc.                             68,500            4,902
    Legg Mason Inc.                                     97,198            4,860
-   Scient Corp.                                       108,800            4,801
    Keebler Foods Co.                                  129,000            4,789
-   Triton PCS, Inc.                                    82,800            4,782
-   TranSwitch Corp.                                    61,900            4,778
    Hannaford Brothers Co.                              66,465            4,777
    Total System Services, Inc.                        300,064            4,764
    LG&E Energy Corp.                                  199,428            4,761
-   Lamar Advertising Co. Class A                      109,450            4,741
-   CheckFree Holdings Corp.                            91,209            4,703
    Allegheny Energy, Inc.                             170,100            4,656
    Vornado Realty Trust REIT                          133,696            4,646
    UnionBanCal Corp.                                  250,253            4,645
    Newport Corp.                                       43,200            4,639
-   Arrow Electronics, Inc.                            149,400            4,631
-   VerticalNet, Inc.                                  125,200            4,625
    Spieker Properties, Inc. REIT                      100,400            4,618
-   Winstar Communications, Inc.                       136,100            4,610
    R.J. Reynolds Tobacco
      Holdings, Inc.                                   164,900            4,607
    Potomac Electric Power Co.                         182,800            4,570
-   Medarex, Inc.                                       53,650            4,533
    DQE Inc.                                           114,043            4,512
    Public Storage, Inc. REIT                          192,400            4,509
    Archstone Communities
      Trust REIT                                       214,021            4,508
-   CSG Systems International, Inc.                     80,300            4,502
-   Digital Lightwave, Inc.                             44,750            4,497
-   Tritel, Inc.                                       151,446            4,496
-   SFX Entertainment, Inc.                             99,200            4,495
    UAL Corp.                                           77,000            4,480
-   Vertex Pharmaceuticals, Inc.                        42,400            4,468
    Apartment Investment &
      Management Co. Class A REIT                      103,301            4,468
    DPL Inc.                                           202,992            4,453
    Transatlantic Holdings, Inc.                        53,000            4,439
-   American Standard Cos., Inc.                       107,800            4,420
-   Netro Corp.                                         77,000            4,418
    Duke Realty Investments,
      Inc. REIT                                        195,762            4,380
-   Network Associates, Inc.                           213,757            4,355
    Allmerica Financial Corp.                           82,897            4,342
-   Jones Apparel Group, Inc.                          184,345            4,332
-   Smurfit-Stone Container Corp.                      335,968            4,326
    Federated Investors, Inc.                          122,800            4,306
-   Charter Communications, Inc.                       260,900            4,289
-   Republic Services, Inc. Class A                    267,773            4,284
    North Fork Bancorp, Inc.                           283,234            4,284
-   Tekelec                                             88,900            4,284
-   Virata Corp.                                        71,800            4,281
    Avalonbay Communities,
      Inc. REIT                                        102,121            4,264
-   Thermo Electron Corp.                              191,884            4,234
-   Amphenol Corp.                                      64,100            4,243
-   RSA Security Inc.                                   61,000            4,224
-   Credence Systems Corp.                              76,392            4,216
-   Powerwave Technologies, Inc.                        95,300            4,193

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Informatica Corp.                                   51,000        $   4,179
-   AutoNation, Inc.                                   590,858            4,173
-   Wind River Systems Inc.                            109,903            4,163
    Nabisco Holdings Corp. Class A                      79,200            4,158
-   Plug Power, Inc.                                    66,500            4,156
-   Grant Prideco, Inc.                                166,170            4,154
-   Healtheon/WebMD Corp.                              280,100            4,149
-   MarchFirst, Inc.                                   226,886            4,141
    Murphy Oil Corp.                                    69,530            4,133
-   Techne                                              31,700            4,121
-   Digital Microwave Corp.                            107,896            4,114
-   Interwoven, Inc.                                    37,400            4,113
-   Ditech Communications Corp.                         43,400            4,104
    First Security Corp.                               302,427            4,102
-   Liberate Technologies, Inc.                        138,800            4,069
    Jones Pharma, Inc.                                 100,900            4,030
    Boston Properties, Inc. REIT                       104,300            4,029
    Avnet, Inc.                                         67,976            4,028
-   Incyte Genomics, Inc.                               49,000            4,027
    Popular, Inc.                                      210,788            4,018
-   Pinnacle Holdings Inc. REIT                         74,400            4,018
-   Proxicom, Inc.                                      83,600            4,002
-   Silicon Storage Technology, Inc.                    45,300            4,001
-   Alkermes, Inc.                                      84,400            3,977
-   Macrovision Corp.                                   62,200            3,976
-   The Titan Corp.                                     88,551            3,963
-   Northwest Airlines Corp. Class A                   130,100            3,960
-   Pacificare Health Systems, Inc.                     65,716            3,955
    TECO Energy, Inc.                                  196,800            3,948
    Delhaize America, Inc. Class A                     222,316            3,932
    Financial Security Assurance
      Holdings Ltd.                                     51,800            3,930
    The St. Joe Co.                                    130,997            3,930
    Viad Corp.                                         144,184            3,929
    SCANA Corp.                                        161,304            3,891
    Kimco Realty Corp. REIT                             93,450            3,831
-   Semtech Corp.                                       50,019            3,826
    American Water Works Co., Inc.                     150,974            3,774
-   Sawtek Inc.                                         65,500            3,770
    Dallas Semiconductor Corp.                          92,400            3,765
-   BJ's Wholesale Club, Inc.                          113,218            3,736
    Crescent Real Estate, Inc. REIT                    181,900            3,729
-   Inet Technologies, Inc.                             68,700            3,727
    Expeditors International of
      Washington, Inc.                                  78,400            3,724
-   Synopsys, Inc.                                     107,608            3,719
    Manpower Inc.                                      116,000            3,712
    NSTAR                                               90,860            3,697
-   Nuance Communications Inc.                          44,300            3,691
    Wisconsin Energy Corp.                             185,961            3,684
-   ImClone Systems, Inc.                               48,200            3,684
-   Ocean Energy, Inc.                                 258,642            3,669
    Hormel Foods Corp.                                 217,900            3,663
-   Emulex Corp.                                        55,700            3,659
    Global TeleSystems, Inc.                           302,900            3,654
-   Express Scripts                                     58,800            3,653
-   Acxiom Corp.                                       133,422            3,636
-   NaviSite, Inc.                                      86,600            3,621
    Energy East Corp.                                  189,800            3,618
    Mylan Laboratories, Inc.                           197,700            3,608
-   Covad Communications
      Group, Inc.                                      223,650            3,606
    Harris Corp.                                       109,900            3,599
-   Clarent Corp.                                       50,300            3,596
-   Adtran, Inc.                                        59,800            3,581
-   HomeStore.com, Inc.                                121,300            3,540
-   Chris-Craft Industries, Inc.                        53,396            3,527
    NiSource, Inc.                                     189,340            3,526
    Neuberger Berman Inc.                               75,400            3,506
    Bowater Inc.                                        79,449            3,506
-   Tech Data Corp.                                     80,378            3,501
-   Outback Steakhouse                                 119,631            3,499
-   Williams Communications
      Group, Inc.                                      105,300            3,495
-   SonicWALL, Inc.                                     39,400            3,470
    Banknorth Group, Inc.                              226,074            3,462
-   Cor Therapeutics, Inc.                              40,400            3,447
    McCormick & Co., Inc.                              105,683            3,435
-   Intersil Holding Corp.                              63,300            3,422
-   Powertel Inc.                                       48,200            3,419
-   Cognex Corp.                                        65,950            3,413
-   VA Linux Systems, Inc.                              79,352            3,412
-   Centillium Communications, Inc.                     49,300            3,402
    ICN Pharmaceuticals, Inc.                          121,927            3,391
-   Varco International, Inc.                          145,652            3,386
    International Speedway Corp.                        81,727            3,381
-   Golden State Bancorp Inc.                          187,805            3,380
-   National Instruments Corp.                          77,475            3,380
-   CacheFlow Inc.                                      54,600            3,361
-   National-Oilwell, Inc.                             102,100            3,357
-   Hanover Compressor Co.                              88,300            3,355
-   Kopin Corp.                                         48,400            3,352
-   KEMET Corp.                                        133,600            3,348
    Tidewater Inc.                                      93,000            3,348
    True North Communications                           75,900            3,340
-   Focal Communications Corp.                          93,000            3,325
-   Coherent, Inc.                                      39,546            3,317
    Alpharma, Inc. Class A                              53,183            3,311
-   SERENA Software, Inc.                               72,900            3,310
    First Tennessee National Corp.                     199,700            3,308
    Ultramar Diamond
      Shamrock Corp.                                   133,026            3,301
-   Time Warner Telecom Inc.                            50,900            3,277
-   Inhale Therapeutic Systems                          32,100            3,257
-   Apollo Group, Inc. Class A                         116,062            3,250
    SEI Corp.                                           81,589            3,248
    Noble Affiliates, Inc.                              87,036            3,242
-   Valassis Communications, Inc.                       85,000            3,241
-   CommScope, Inc.                                     78,600            3,223
    C.H. Robinson Worldwide, Inc.                       64,900            3,213
-   CNET Networks, Inc.                                130,600            3,208
    The PMI Group Inc.                                  67,450            3,204
    Southdown, Inc.                                     55,328            3,195
-   RCN Corp.                                          125,900            3,195
    Central Newspapers, Inc.                            50,500            3,194
-   Wireless Facilities, Inc.                           62,700            3,194
    TCF Financial Corp.                                124,142            3,189
    Compass Bancshares Inc.                            186,447            3,181
-   Tollgrade Communications, Inc.                      24,000            3,180
-   Informix Corp.                                     427,554            3,180
-   Cephalon, Inc.                                      53,100            3,179
-   Sybron International Corp.                         160,400            3,178
-   Sybase, Inc.                                       138,140            3,177

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Plexus Corp.                                        28,100        $   3,175
    Old Republic International Corp.                   192,441            3,175
-   Software Technologies Corp.                        103,400            3,173
-   Santa Fe Snyder Corp.                              278,668            3,170
    Alliant Energy Corp.                               121,499            3,159
    Host Marriott Corp. REIT                           336,438            3,154
    A. H. Belo Corp. Class A                           181,906            3,149
    Jack Henry & Associates                             62,800            3,148
-   LHS Group, Inc.                                     91,200            3,146
    Herman Miller, Inc.                                121,584            3,146
    Sonoco Products Co.                                152,693            3,140
    Unitrin, Inc.                                      106,840            3,138
    Mercantile Bankshares Corp.                        105,125            3,134
-   ChoicePoint Inc.                                    70,105            3,120
-   United Therapeutics Corp.                           28,600            3,100
-   Siliconix, Inc.                                     45,900            3,098
-   Tanox, Inc.                                         65,483            3,098
-   Nova Corp. (Georgia)                               110,888            3,098
-   ICOS Corp.                                          70,400            3,098
-   AmeriTrade Holding Corp.                           266,200            3,095
-   Loral Space & Communications                       445,900            3,093
-   Active Software, Inc.                               39,800            3,092
    Erie Indemnity Co. Class A                          98,117            3,091
-   Mercator Software, Inc.                             44,764            3,078
-   Aspect Communications Corp.                         78,000            3,066
    Flowers Industries, Inc.                           153,000            3,050
    Diebold, Inc.                                      109,426            3,050
    Hudson City Bancorp, Inc.                          178,500            3,046
    Shared Medical Systems Corp.                        41,700            3,041
-   Universal Health Services Class B                   46,373            3,037
-   Trigon Healthcare, Inc.                             58,862            3,035
-   USinternetworking, Inc.                            148,425            3,033
-   International Game Technology                      114,442            3,033
    Hillenbrand Industries, Inc.                        96,650            3,026
    Tyson Foods, Inc.                                  345,510            3,023
-   Varian Semiconductor
      Equipment Associates, Inc.                        48,100            3,021
    Lyondell Chemical Co.                              180,154            3,018
    Green Point Financial Corp.                        160,900            3,017
-   Silicon Valley Bancshares                           70,700            3,014
-   Oxford Health Plan                                 126,500            3,012
-   Teletech Holdings Inc.                              96,700            3,004
-   Echelon Corp.                                       51,800            3,001
    Radian Group, Inc.                                  57,899            2,996
-   Cytyc Corp.                                         56,100            2,994
-   AmeriSource Health Corp.                            96,208            2,982
    Fastenal Co.                                        58,700            2,972
    Johns Manville Corp.                               224,500            2,961
-   iBEAM Broadcasting Corp.                           164,149            2,955
-   Litton Industries, Inc.                             70,098            2,944
    AMB Property Corp. REIT                            128,900            2,941
-   Advent Software, Inc.                               45,500            2,935
-   EMCORE Corp.                                        24,400            2,928
    National Fuel Gas Co.                               59,800            2,915
-   Brinker International, Inc.                         99,663            2,915
    Galileo International, Inc.                        139,400            2,910
    Valero Energy Corp.                                 91,000            2,889
-   MIPS Technologies, Inc. Class B                     74,833            2,881
    Martin Marietta Materials, Inc.                     71,199            2,879
    FirstMerit Corp.                                   134,500            2,875
    Helmerich & Payne, Inc.                             76,800            2,870
-   Zygo Corp.                                          31,600            2,870
-   L-3 Communications Holdings, Inc.                   50,200            2,865
-   Gentex Corp.                                       113,700            2,857
-   Natural Microsystems Corp.                          25,400            2,856
-   Forrester Research, Inc.                            39,200            2,854
-   Plantronics, Inc.                                   24,700            2,853
-   Catalina Marketing Corp.                            27,900            2,846
-   Keynote Systems Inc.                                40,200            2,837
    UtiliCorp United, Inc.                             142,429            2,831
-   Devry, Inc.                                        107,000            2,829
-   Energizer Holdings, Inc.-W/I                       154,400            2,818
-   Iron Mountain, Inc.                                 82,800            2,815
-   Getty Images, Inc.                                  75,900            2,813
-   Maxygen                                             49,517            2,811
-   Earthlink, Inc.                                    182,075            2,811
-   Diamond Technology Partners Inc.                    31,935            2,810
    MCN Energy Group Inc.                              130,600            2,792
    Puget Sound Energy Inc.                            130,841            2,789
    Cabot Corp.                                        102,332            2,789
-   Williams Sonoma, Inc.                               85,800            2,783
    Commerce Bancshares, Inc.                           93,421            2,779
-   Dobson Communications Corp.                        144,300            2,778
-   Mandalay Resort Group                              138,259            2,765
-   Dycom Industries, Inc.                              60,050            2,762
-   Premier Parks Inc.                                 120,500            2,741
-   Documentum, Inc.                                    30,600            2,735
-   MMC Networks, Inc.                                  51,164            2,734
-   Myriad Genetics, Inc.                               18,400            2,725
-   Invitrogen Corp.                                    36,200            2,722
    CarrAmerica Realty Corp. REIT                      102,600            2,719
-   VISIX Inc.                                          96,800            2,716
-   Sirius Satellite Radio, Inc.                        61,300            2,716
-   Mastec Inc.                                         71,074            2,714
    Dime Bancorp, Inc.                                 172,046            2,710
-   Pegasus Communications Corp.
      Class A                                           55,200            2,708
-   Alpha Industries, Inc.                              61,300            2,701
    The Timber Co.                                     124,900            2,701
-   MGC Communications, Inc.                            45,000            2,697
    Liberty Property Trust REIT                        103,900            2,695
-   FreeMarkets, Inc.                                   56,800            2,694
    iStar FInancial Inc.                               128,194            2,684
    National Community Bancorp                         166,592            2,676
-   Remedy Corp.                                        47,863            2,668
-   Enzo Biochem, Inc.                                  38,600            2,663
    Rouse Co. REIT                                     107,400            2,658
-   Patterson Dental Co.                                52,000            2,652
-   Veeco Instruments, Inc.                             36,200            2,652
    Hibernia Corp. Class A                             243,811            2,651
-   Enzon, Inc.                                         62,300            2,648
    Post Properties, Inc. REIT                          59,957            2,638
    Whitman Corp.                                      212,500            2,630
-   BISYS Group, Inc.                                   42,700            2,626
-   Canandaigua Brands, Inc. Class A                    52,000            2,623
    IPALCO Enterprises, Inc.                           130,200            2,620
    Pentair, Inc.                                       73,807            2,620
    Protective Life Corp.                               98,300            2,617
    Harte-Hanks, Inc.                                  104,682            2,617
-   Go2Net, Inc.                                        51,900            2,611
    Beckman Coulter, Inc.                               44,700            2,609
-   Global Industries Ltd.                             138,200            2,609

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Intertrust Technologies Corp.                      126,640        $   2,604
-   Emmis Communications, Inc.                          62,900            2,602
-   Snyder Communications, Inc.                        109,500            2,601
-   SBA Communications Corp.                            49,900            2,592
-   Aclara Biosciences, Inc.                            50,850            2,590
-   Advanced Energy Industries, Inc.                    43,900            2,587
    First Virginia Banks, Inc.                          74,163            2,582
-   LTX Corp.                                           73,799            2,578
    City National Corp.                                 72,288            2,566
    Talbots Inc.                                        46,700            2,566
-   OnDisplay, Inc.                                     31,481            2,564
-   MatrixOne, Inc.                                     63,085            2,563
-   Actuate Software Corp.                              48,000            2,562
    GATX Corp.                                          74,999            2,550
-   AsiaInfo Holdings, Inc.                             56,965            2,546
-   Medicis Pharmaceutical Corp.                        44,624            2,544
-   Newfield Exploration Co.                            65,000            2,543
-   Affiliated Computer Services, Inc.
      Class A                                           76,463            2,528
-   Digex, Inc.                                         37,200            2,527
-   LookSmart, Ltd.                                    136,300            2,522
    General Growth Properties
      Inc. REIT                                         79,300            2,518
-   J.D. Edwards & Co.                                 167,050            2,516
-   Pixar, Inc.                                         71,300            2,513
    Shaw Industries, Inc.                              201,018            2,513
-   HNC Software, Inc.                                  40,600            2,507
-   Cobalt Networks, Inc.                               43,262            2,504
    Fidelity National Financial, Inc.                  136,488            2,499
    IBP, Inc.                                          161,900            2,499
-   Pride International Inc.                           100,600            2,490
-   Marine Drilling Co., Inc.                           88,900            2,489
-   West TeleServices Corp.                             98,300            2,488
-   Engage, Inc.                                       192,300            2,488
-   Entercom Communications Corp.                       50,800            2,477
-   Exar Corp.                                          28,400            2,476
    Old National Bancorp                                83,986            2,462
    DENTSPLY International Inc.                         79,700            2,456
    Sovereign Bancorp, Inc.                            349,095            2,455
    Eaton Vance Corp.                                   53,000            2,451
    Technitrol, Inc.                                    25,300            2,451
    Hubbell Inc. Class B                                95,906            2,446
-   Catellus Development Corp.                         162,701            2,441
-   Learning Tree International, Inc.                   39,800            2,438
    National Computer Systems, Inc.                     49,300            2,428
-   First Health Group Corp.                            73,930            2,426
-   Foundation Health Systems
      Class A                                          186,432            2,424
    Waddell & Reed Financial, Inc.
      Class B                                           83,350            2,422
-   Insight Enterprises, Inc.                           40,782            2,419
    Questar Corp.                                      124,630            2,415
-   Intermedia Communications Inc.                      81,100            2,413
    Equitable Resources, Inc.                           49,950            2,410
    Mitchell Energy & Development
      Corp.                                             74,900            2,406
-   Smithfield Foods, Inc.                              85,700            2,405
-   Kulicke & Soffa Industries, Inc.                    40,500            2,405
-   Antec Corp.                                         57,800            2,402
    Arthur J. Gallagher & Co.                           57,100            2,398
-   PC Connection, Inc.                                 42,000            2,394
-   Black Box Corp.                                     30,200            2,391
    The MONY Group Inc.                                 70,600            2,387
-   Quantum Corp.-DLT &
      Storage Systems                                  246,131            2,384
-   Akamai Technologies, Inc.                           20,011            2,376
-   International Home Foods, Inc.                     112,800            2,362
-   Metasolv Software, Inc.                             53,600            2,358
-   Keane, Inc.                                        108,600            2,348
-   Barr Labs Inc.                                      52,350            2,346
-   NetIQ Corp.                                         39,309            2,344
-   Illuminet Holdings, Inc.                            45,900            2,335
    Vintage Petroleum, Inc.                            103,200            2,328
-   Quantum Effect Devices, Inc.                        40,800            2,326
    Associated Banc-Corp.                              106,120            2,315
-   Razorfish Inc.                                     143,950            2,312
    Ross Stores, Inc.                                  135,176            2,306
-   Suiza Foods Corp.                                   47,100            2,302
    IMC Global Inc.                                    176,144            2,290
    Mack-Cali Realty Corp. REIT                         89,100            2,289
-   PRI Automation, Inc.                                35,000            2,289
-   Saks Inc.                                          217,659            2,285
-   DSP Group Inc.                                      40,800            2,285
    Reinsurance Group of
      America, Inc.                                     75,600            2,277
-   Barnes & Noble, Inc.                               102,200            2,274
    Houghton Mifflin Co.                                48,700            2,274
    The McClatchy Co. Class A                           68,550            2,271
    Solutia, Inc.                                      164,900            2,267
    USG Corp.                                           74,600            2,266
-   Trimble Navigation Ltd.                             46,400            2,265
-   Oak Technology, Inc.                               104,800            2,260
-   CV Therapeutics, Inc.                               32,600            2,260
    Valley National Bancorp                             92,809            2,256
    Arden Realty Group, Inc. REIT                       95,900            2,254
    Wesco Financial Corp.                               10,988            2,253
-   Vicor Corp.                                         64,681            2,252
-   Varian, Inc.                                        48,800            2,251
-   Novoste Corp.                                       36,700            2,239
    American Financial Group, Inc.                      90,200            2,238
-   Timberland Co.                                      31,600            2,238
    C & D Technology Inc.                               39,600            2,237
-   New Era of Networks, Inc.                           52,600            2,236
    Metris Cos., Inc.                                   88,671            2,228
-   iBasis, Inc.                                        51,700            2,226
    CCB Financial Corp.                                 60,144            2,225
-   Retek Inc.                                          69,500            2,224
-   Netegrity, Inc.                                     29,500            2,222
    Webster Financial Corp.                            100,064            2,220
-   Anaren Microwave, Inc.                              16,900            2,218
    Lafarge Corp.                                      105,399            2,213
    Penton Media, Inc. Class A                          63,116            2,209
-   The Neiman Marcus Group, Inc.
      Class A                                           74,655            2,207
-   NYFIX, Inc.                                         52,575            2,205
-   Electronics for Imaging, Inc.                       87,100            2,205
    Florida East Coast Railway Co.                      55,100            2,204
    Valspar Corp.                                       65,300            2,204
-   Numerical Technologies, Inc.                        45,315            2,203
    Conectiv, Inc.                                     141,484            2,202
    Crompton Corp.                                     179,409            2,198
-   Broadbase Software Inc.                             71,700            2,196

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    OGE Energy Corp.                                   118,600        $   2,194
-   Chesapeake Energy Corp.                            282,600            2,190
-   Xircom, Inc.                                        46,000            2,185
    Highwood Properties, Inc. REIT                      91,000            2,184
-   Viatel, Inc.                                        76,390            2,182
-   Manugistics Group, Inc.                             46,600            2,179
    Weis Markets, Inc.                                  66,400            2,175
-   NorthPoint Communications
      Group, Inc.                                      193,800            2,168
    Commerce Bancorp, Inc.                              47,064            2,165
    Blyth, Inc.                                         73,350            2,164
-   Tularik, Inc.                                       73,300            2,162
-   Exelixis, Inc.                                      64,730            2,160
-   Michaels Stores, Inc.                               47,100            2,158
-   Viant Corp.                                         72,800            2,157
-   Harmonic, Inc.                                      87,107            2,156
-   Zebra Technologies Corp. Class A                    48,600            2,154
    Teleflex Inc.                                       58,100            2,153
-   Venator Group, Inc.                                209,900            2,151
    Hollinger International, Inc.                      157,600            2,147
    HON Industries, Inc.                                91,200            2,143
    Bindly Western Industries, Inc.                     80,666            2,133
    Cullen/Frost Bankers, Inc.                          80,980            2,131
    Reynolds & Reynolds Class A                        116,500            2,126
    Kansas City Power & Light Co.                       94,400            2,124
    Health Care Properties
      Investors REIT                                    77,900            2,123
-   Immunomedics Inc.                                   86,600            2,122
    Methode Electronics, Inc. Class A                   54,900            2,121
-   CuraGen Corp.                                       55,700            2,120
-   CompuCredit Corp.                                   70,500            2,115
-   Cymer, Inc.                                         44,020            2,102
-   American Management
      Systems, Inc.                                     64,025            2,102
-   Littelfuse, Inc.                                    42,800            2,097
-   Aurora Biosciences Corp.                            30,700            2,093
    Wilmington Trust Corp.                              48,900            2,090
-   Artesyn Technologies, Inc.                          75,000            2,086
    Astoria Financial Corp.                             80,953            2,085
-   Elantec Semiconductor, Inc.                         29,900            2,082
-   Medical Manager Corp.                               61,025            2,079
-   S3, Inc.                                           140,632            2,074
    United Water Resources, Inc.                        59,444            2,073
-   Adaptive Broadband Corp.                            56,400            2,073
    Carlisle Co., Inc.                                  46,046            2,072
-   ITC DeltaCom, Inc.                                  92,600            2,066
    John Wiley & Sons Class A                           91,800            2,066
    Keithley Instruments Inc.                           23,700            2,065
    United Asset Management Corp.                       88,300            2,064
-   AnnTaylor Stores Corp.                              62,300            2,064
    American National Insurance Co.                     40,450            2,063
-   Priority Healthcare Corp. Class A                   27,753            2,062
-   Aware, Inc.                                         40,300            2,060
-   Genuity Inc.                                       225,000            2,060
-   Pioneer Group, Inc.                                 48,600            2,059
-   ITXC Corp.                                          58,000            2,054
-   Caremark Rx, Inc.                                  301,172            2,052
-   PLX Technology, Inc.                                49,200            2,042
-   ATMI, Inc.                                          43,900            2,041
-   Choice One Communications Inc.                      49,800            2,032
    21st Century Insurance Group                       129,000            2,032
    MDU Resources Group, Inc.                           93,825            2,029
-   CareInsite, Inc.                                   113,000            2,020
-   TiVo Inc.                                           57,700            2,020
    Regency Realty Corp. REIT                           85,000            2,019
-   99 Cents Only Stores                                50,570            2,016
-   Lincare Holdings, Inc.                              81,800            2,014
-   Lear Corp.                                         100,700            2,014
    Centura Banks, Inc.                                 59,339            2,014
-   Tumbleweed Communications
      Corp.                                             39,500            2,010
-   Cubist Pharmaceuticals, Inc.                        40,800            2,009
-   Alliance Semiconductor Corp.                        81,750            2,008
-   ADVO, Inc.                                          47,575            1,998
-   Price Communications Corp.                          84,500            1,991
    Applied Power, Inc.                                 59,415            1,990
-   Centennial Communications
      Corp. Class A                                    144,700            1,990
-   ONYX Software Corp.                                 66,800            1,983
-   Silicon Image, Inc.                                 39,750            1,983
-   AmeriCredit Corp.                                  116,333            1,978
-   PurchasePro.com, Inc.                               48,050            1,970
    Franchise Finance Corp. of
      America REIT                                      85,500            1,967
    BRE Properties Inc. Class A REIT                    68,100            1,966
-   Dendrite International, Inc.                        58,900            1,962
-   Louis Dreyfus Natural Gas Corp.                     62,600            1,960
-   Forest Oil Corp.                                   122,900            1,959
-   Zale Corp.                                          53,500            1,953
-   Lone Star Technologies, Inc.                        42,200            1,952
-   Symyx Technologies                                  45,800            1,952
-   Legato Systems, Inc.                               128,700            1,947
-   Citadel Communications Corp.                        55,700            1,946
-   Carrier Access Corp.                                36,803            1,946
    Mercury General Corp.                               82,200            1,942
    Minnesota Power, Inc.                              111,900            1,937
    Hospitality Properties Trust REIT                   85,800            1,936
-   Alleghany Corp.                                     11,519            1,935
-   Pioneer Natural Resources Co.                      151,656            1,934
-   Zoran Corp.                                         29,300            1,932
-   Mentor Graphics Corp.                               97,000            1,928
-   Alamosa PCS Holdings, Inc.                          92,350            1,928
-   ACNielson Corp.                                     87,600            1,927
-   Mohawk Industries, Inc.                             88,600            1,927
-   Cable Design Technologies                           57,472            1,925
    Leucadia National Corp.                             84,376            1,925
    Forest City Enterprise Class A                      57,600            1,922
-   RadiSys Corp.                                       33,850            1,921
-   Proxim, Inc.                                        19,400            1,920
-   Apex Inc.                                           43,850            1,918
    John Nuveen Co. Class A                             45,743            1,918
-   Three-Five Systems, Inc.                            32,450            1,915
-   Laboratory Corp. of
      America Holdings                                  24,764            1,910
    Media General, Inc. Class A                         39,300            1,909
    Fulton Financial Corp.                             107,809            1,907
-   Integrated Silicon Solution, Inc.                   50,100            1,904
-   Syncor International Corp.                          26,400            1,901
    CTS Corp.                                           42,179            1,898
-   Atlas Air, Inc.                                     52,787            1,894
    United Television, Inc.                             14,700            1,893
-   Abercrombie & Fitch Co.                            154,900            1,888

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
    Cousins Properties, Inc. REIT                       49,020        $   1,887
    COMSAT Corp.                                        80,252            1,886
    Callaway Golf Co.                                  115,300            1,881
-   DuPont Photomasks, Inc.                             27,400            1,877
-   United Rentals, Inc.                               109,452            1,874
-   MEMC Electronic Materials, Inc.                    104,000            1,872
-   Ingram Micro, Inc.                                 107,200            1,869
-   Heidrick & Struggles
      International, Inc.                               29,600            1,869
-   Optical Cable Corp.                                 61,700            1,866
-   Triad Hospitals, Inc.                               77,100            1,865
-   Investment Technology
      Group, Inc.                                       47,211            1,865
    Sky Financial Group, Inc.                          116,844            1,862
-   Aztar Corp.                                        120,100            1,862
    Nationwide Financial
      Services, Inc.                                    56,600            1,861
-   Remec, Inc.                                         44,400            1,859
-   Micron Electronics, Inc.                           148,700            1,859
-   AppNet, Inc.                                        51,600            1,858
-   Superconductor Technologies Inc.                    47,200            1,856
-   StarMedia Network, Inc.                             98,300            1,855
-   Schein Pharmaceutical, Inc.                         85,600            1,851
-   Sensormatic Electronics Corp.                      117,061            1,851
    BancWest Corp.                                     112,328            1,846
-   S1 Corp.                                            79,195            1,846
-   Amylin Pharmaceuticals, Inc.                       121,500            1,845
    Ruby Tuesday, Inc.                                 146,848            1,845
-   Varian Medical Systems, Inc.                        47,100            1,843
-   Bush Boake Allen, Inc.                              42,100            1,842
-   Verity, Inc.                                        48,200            1,832
    Trustmark Corp.                                    105,000            1,831
-   XM Satellite Radio Holdings, Inc.                   48,900            1,831
-   SAVVIS Communications Corp.                        140,100            1,830
    IDACORP, Inc.                                       56,700            1,829
-   Grey Wolf, Inc.                                    365,100            1,826
-   Borders Group, Inc.                                117,200            1,824
    Newport News Shipbuilding Inc.                      49,495            1,819
-   Cirrus Logic                                       113,600            1,818
    Lennox International Inc.                          137,025            1,816
    Allied Capital Corp.                               106,620            1,813
-   American Xtal Technology, Inc.                      41,900            1,812
-   Cal Dive International, Inc.                        33,400            1,810
-   Maxtor Corp.                                       171,200            1,808
-   Extended Systems Inc.                               18,800            1,805
    Lennar Corp.                                        89,039            1,803
-   FirePond, Inc.                                      50,000            1,800
-   The Yankee Candle Company, Inc.                     83,200            1,799
-   SuperGen, Inc.                                      49,600            1,798
-   Payless ShoeSource, Inc.                            34,446            1,798
-   WatchGuard Technologies, Inc.                       32,700            1,796
    Hudson United Bancorp                               80,053            1,796
    Roslyn Bancorp, Inc.                               108,131            1,796
    FelCor Lodging Trust, Inc. REIT                     96,837            1,791
    Provident Financial Group, Inc.                     75,225            1,791
    Overseas Shipholding Group Inc.                     72,700            1,790
-   Tetra Tech, Inc.                                    78,150            1,788
-   Leap Wireless International, Inc.                   38,000            1,786
    Investors Financial Services Corp.                  45,000            1,786
    Pacific Century Financial Corp.                    122,102            1,786
    Valhi, Inc.                                        171,900            1,783
-   Spectra-Physics Lasers, Inc.                        25,500            1,783
    CONSOL Energy, Inc.                                117,800            1,782
-   Tut Systems, Inc.                                   31,000            1,779
-   ZixIt Corp.                                         38,450            1,771
-   Nanogen, Inc.                                       41,700            1,770
    Peoples Bank Bridgeport                             96,150            1,767
-   Electro Scientific Industries, Inc.                 40,100            1,766
-   Cerner Corp.                                        64,730            1,764
    Tootsie Roll Industries, Inc.                       50,370            1,763
-   ICG Communications, Inc.                            79,900            1,763
-   Korn/Ferry International                            55,600            1,762
-   Pharmacyclics, Inc.                                 28,877            1,761
-   SilverStream Software, Inc.                         30,500            1,761
-   DigitalThink, Inc.                                  49,000            1,758
-   F5 Networks, Inc.                                   32,200            1,757
    Dean Foods Corp.                                    54,933            1,741
-   Turnstone Systems, Inc.                             10,500            1,740
    Millennium Chemicals, Inc.                         102,300            1,739
    Lubrizol Corp.                                      82,733            1,737
-   Cybex Computer Products Corp.                       40,300            1,733
-   Brooks Automation, Inc.                             27,100            1,733
-   Aspen Technologies, Inc.                            45,000            1,733
-   NorthEast Optic Network, Inc.                       28,100            1,732
    First Industrial Realty Trust REIT                  58,700            1,732
    New Plan Excel Realty Trust REIT                   133,114            1,730
-   Pinnacle Systems, Inc.                              76,908            1,729
-   Anixter International Inc.                          65,000            1,723
-   Luminex Corp.                                       41,360            1,722
-   Telcom Semiconductor, Inc.                          42,600            1,720
    Hertz Corp. Class A                                 61,200            1,717
-   Kent Electronics Corp.                              57,600            1,717
    Bank United Corp. Class A                           48,800            1,717
    United Dominion Realty Trust REIT                  155,300            1,708
    Washington Gas Light Corp.                          70,902            1,706
-   Interim Services, Inc.                              96,000            1,704
-   Station Casinos, Inc.                               68,000            1,700
-   Puma Technology, Inc.                               63,400            1,700
    Kilroy Realty Corp. REIT                            65,400            1,696
-   CTC Communications Group, Inc.                      47,100            1,696
-   On Assignment, Inc.                                 55,500            1,693
-   Primark Corp.                                       45,431            1,692
-   7-Eleven, Inc.                                     123,000            1,691
-   Edwards Lifesciences Corp.                          88,400            1,691
    Brady Corp. Class A                                 52,000            1,690
    Cross Timbers Oil Co.                               76,300            1,688
-   Silicon Valley Group, Inc.                          65,200            1,687
-   Trimeris, Inc.                                      24,100            1,685
-   Stone Energy Corp.                                  28,200            1,685
-   Globix Corp.                                        57,400            1,683
    Camden Property Trust REIT                          57,261            1,682
-   Lynx Therapeutics Inc.                              35,325            1,680
-   Photronics Labs Inc.                                59,196            1,680
    CNF Transportation, Inc.                            73,800            1,679
    Spiegel, Inc. Class A                              197,400            1,678
    Clayton Homes Inc.                                 209,496            1,676
    Dexter Corp.                                        34,900            1,675
    Precision Castparts Corp.                           37,000            1,674
-   Interliant Inc.                                     71,700            1,672
-   Orthodontic Centers of
      America, Inc.                                     73,800            1,670
    Cambrex Corp.                                       37,100            1,670

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Internet Capital Group, Inc.                        45,080        $   1,669
-   Rainbow Technologies, Inc.                          34,300            1,668
-   Storage Technology Corp.                           152,182            1,664
-   Whole Foods Market, Inc.                            40,200            1,661
-   Titan Pharmaceuticals, Inc.                         38,600            1,660
-   Unifi, Inc.                                        134,025            1,659
-   United Stationers, Inc.                             51,088            1,654
-   Renal Care Group, Inc.                              67,415            1,649
-   Quantum Corp.- Hard Disk Drive                     149,000            1,648
-   Hyperion Solutions Corp.                            50,785            1,647
-   AXENT Technologies, Inc.                            66,300            1,645
-   Alexion Pharmaceuticals, Inc.                       23,000            1,645
    Sodexho Marriott Services, Inc.                     94,600            1,644
-   Avant! Corp.                                        87,690            1,643
-   Aeroflex, Inc.                                      33,000            1,640
    Greater Bay Bancorp                                 35,043            1,638
-   Excalibur Technologies Corp.                        41,000            1,637
    National Bankcorp of Alaska Inc.                    45,600            1,636
-   PRAECIS Pharmaceuticals Inc.                        58,605            1,634
    Weingarten Realty Investors REIT                    40,400            1,631
-   Cytogen Corp.                                      161,069            1,631
    White Mountains Insurance
      Group Inc.                                        10,185            1,630
    Western Gas Resources, Inc.                         77,500            1,628
-   iXL Enterprises, Inc.                              112,200            1,627
-   Sequenom, Inc.                                      35,850            1,627
    Dial Corp.                                         156,700            1,626
-   Linens 'n Things, Inc.                              59,800            1,622
-   Packaging Corp. of America                         160,200            1,622
-   Cabot Microelectronics Corp.                        35,435            1,621
-   Stillwater Mining Co.                               57,750            1,610
-   Scholastic Corp.                                    26,300            1,608
-   Imation Corp.                                       54,580            1,603
-   Swift Energy Co.                                    56,479            1,603
-   Markel Corp.                                        11,300            1,600
    Western Resources, Inc.                            103,209            1,600
    Colonial BancGroup, Inc.                           166,100            1,599
-   Regeneron Pharmaceuticals, Inc.                     53,600            1,598
    Hawaiian Electric Industries Inc.                   48,635            1,596
-   Perot Systems Corp.                                144,900            1,594
-   Mid Atlantic Medical
      Services, Inc.                                   118,000            1,593
-   Asyst Technologies, Inc.                            46,500            1,593
-   Maxim Pharmaceuticals, Inc.                         31,000            1,593
    Keystone Financial, Inc.                            74,900            1,592
-   Ancor Communications, Inc.                          44,500            1,592
    CMP Group Inc.                                      54,267            1,591
-   Hyseq, Inc.                                         35,000            1,590
    One Valley Bancorp of
      West Virginia Inc.                                50,868            1,590
    IndyMac Mortgage Holdings, Inc.                    117,200            1,590
    RPM Inc. (Ohio)                                    156,980            1,589
    Downey Financial Corp.                              54,720            1,587
    Harman International
      Industries, Inc.                                  26,014            1,587
-   Procom Technology, Inc.                             30,700            1,587
    OM Group, Inc.                                      36,000            1,584
    Liberty Financial Cos., Inc.                        72,100            1,582
    Vectren Corp.                                       91,597            1,580
-   FuelCell Energy, Inc.                               22,850            1,578
-   Iomega Corp.                                       394,300            1,577
    Baldor Electric Co.                                 84,606            1,576
-   Too Inc.                                            61,600            1,567
-   Genome Therapeutics Corp.                           51,430            1,565
-   Pre-Paid Legal Services, Inc.                       52,200            1,559
-   Information Holdings Inc.                           42,100            1,558
    Sotheby's Holdings Class A                          89,000            1,558
-   Southern Union Co.                                  98,441            1,557
    Staten Island Bancorp, Inc.                         88,100            1,553
-   Columbia Sportswear Co.                             57,700            1,551
    Raymond James Financial, Inc.                       68,837            1,549
-   FSI International, Inc.                             71,400            1,548
-   Newpark Resources, Inc.                            164,000            1,548
    Lee Enterprises, Inc.                               66,200            1,543
-   LifePoint Hospitals, Inc.                           69,320            1,542
    Enterprise Products Partners L.P.                   68,500            1,541
    Harsco Corp.                                        60,432            1,541
-   Cytec Industries, Inc.                              62,300            1,538
-   WebTrends Corp.                                     39,700            1,536
    U.S. Industries, Inc.                              126,590            1,535
    StanCorp Financial Group, Inc.                      47,700            1,532
-   Allaire Corp.                                       41,600            1,529
-   Microvision, Inc.                                   31,200            1,529
-   Affiliated Managers Group, Inc.                     33,600            1,529
-   WebLink Wireless, Inc.                             115,300            1,528
-   Paradyne Networks, Inc.                             46,900            1,527
-   Rogers Corp.                                        43,600            1,526
-   Scotts Co.                                          41,800            1,526
    Block Drug Co. Class A                              35,973            1,522
-   TD Waterhouse Group, Inc.                           87,700            1,518
    Washington REIT                                     84,900            1,518
-   Barrett Resources Corp.                             49,850            1,517
-   Coventry Health Care Inc.                          113,500            1,513
-   Data Return Corp.                                   52,100            1,511
-   ANADIGICS, Inc.                                     44,350            1,511
    Lilly Industries Inc. Class A                       50,188            1,509
    Arrow International, Inc.                           45,000            1,508
-   The Topps Co., Inc.                                131,040            1,507
    Westfield America, Inc. REIT                       111,100            1,507
-   Alliant Techsystems, Inc.                           22,300            1,504
    Rayonier Inc.                                       41,900            1,503
-   Radio One, Inc. Class D                             68,100            1,502
    Commerce Group, Inc.                                50,900            1,502
-   Clayton Williams Energy, Inc.                       47,000            1,501
-   Biotechnology General                              113,800            1,501
    York International Corp.                            57,400            1,500
-   Universal Display Corp.                             50,500            1,499
-   Lands' End, Inc.                                    44,900            1,499
-   AirGate PCS, Inc.                                   28,500            1,498
    Gartner Group, Inc. Class A                        124,800            1,498
-   Actel Corp.                                         32,800            1,497
-   Hearst-Argyle Television Inc.                       76,735            1,496
-   Mueller Industries Inc.                             53,332            1,493
    Sierra Pacific Resources                           118,328            1,486
-   Interlink Electronics Inc.                          35,450            1,484
-   Sicor, Inc.                                        185,407            1,483
-   Power Integrations, Inc.                            62,900            1,482
-   Advanced Tissue Sciences Inc.                      184,342            1,480
    Claire's Stores, Inc.                               76,900            1,480
-   Fisher Scientific International Inc.                59,800            1,480
    Mentor Corp.                                        54,438            1,480
-   Allen Telecom Inc.                                  83,440            1,476

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   WMS Industries, Inc.                                95,550        $   1,475
    Capitol Federal Financial                          133,200            1,474
-   Rhythms NetConnections Inc.                        117,200            1,472
-   Metawave Communications Corp.                       55,130            1,471
-   Accrue Software, Inc.                               41,400            1,470
    Washington Federal Inc.                             80,522            1,470
-   SEACOR SMIT Inc.                                    37,950            1,468
-   MKS Instruments, Inc.                               37,400            1,463
-   Somera Communications, Inc.                        106,900            1,457
    Universal Corp.                                     68,900            1,456
-   Dura Pharmaceuticals, Inc.                         101,208            1,455
    CBL & Associates Properties,
      Inc. REIT                                         58,300            1,454
    MeriStar Hospitality Corp. REIT                     69,231            1,454
-   Primus Telecommunications
      Group, Inc.                                       58,400            1,453
    Aptargroup Inc.                                     53,800            1,453
-   Caliper Technologies Corp.                          31,540            1,451
    Corn Products International, Inc.                   54,700            1,450
-   Policy Management
      Systems Corp.                                     94,228            1,449
-   R.H. Donnelley Corp.                                74,600            1,445
-   Pharmacopeia, Inc.                                  31,100            1,442
    Reckson Associates Realty
      Corp. REIT                                        60,700            1,442
    First Midwest Bancorp                               62,000            1,442
    BorgWarner, Inc.                                    41,031            1,441
    Alexander & Baldwin, Inc.                           65,300            1,441
    Summit Properties, Inc. REIT                        68,600            1,441
    Ethan Allen Interiors, Inc.                         60,000            1,440
-   Alliance Pharmaceutical Corp.                      127,900            1,439
-   Rehabcare Corp.                                     52,800            1,439
    Delta & Pine Land Co.                               57,376            1,438
-   Veritas DGC Inc.                                    55,300            1,438
    WestAmerica Bancorporation                          54,996            1,437
-   Mattson Technology, Inc.                            44,200            1,437
-   FOSSIL, INC.                                        73,900            1,436
-   Breakaway Solutions, Inc.                           53,100            1,434
-   Wink Communications, Inc.                           47,000            1,434
    Pier 1 Imports Inc.                                147,008            1,433
-   Hain Celestial Group, Inc.                          39,000            1,431
-   APAC Teleservices, Inc.                            129,189            1,429
-   C-COR Electronics, Inc.                             52,900            1,428
    Interstate Bakeries Corp.                          102,000            1,428
    Minerals Technologies, Inc.                         31,000            1,426
-   Molecular Devices Corp.                             20,600            1,425
-   The Corporate Executive
      Board Co.                                         23,800            1,425
    American National Can Group, Inc.                   84,400            1,424
-   Digitas Inc.                                        87,255            1,423
-   Impath, Inc.                                        26,200            1,421
    Waddell & Reed Financial, Inc.                      43,300            1,421
-   MP3.com, Inc.                                      104,700            1,420
    Cabot Oil & Gas Corp. Class A                       66,964            1,419
-   Speedway Motorsports, Inc.                          61,500            1,415
-   Jack in the Box Inc.                                57,400            1,413
-   Research Frontiers, Inc.                            47,100            1,413
-   Mediacom Communications Corp.                       91,900            1,413
-   Bally Total Fitness Holding Corp.                   55,596            1,411
-   National Processing, Inc.                          112,500            1,406
    HCC Insurance Holdings, Inc.                        74,500            1,406
    Albemarle Corp.                                     71,182            1,406
-   Landstar System                                     23,600            1,406
-   Cell Genesys, Inc.                                  50,200            1,406
-   Province Healthcare Co.                             38,900            1,405
-   Professional Detailing, Inc.                        41,200            1,403
-   Cox Radio, Inc.                                     50,100            1,403
-   Patterson Energy, Inc.                              49,200            1,402
-   Men's Wearhouse, Inc.                               62,804            1,401
-   Ziff-Davis Inc.                                    155,600            1,400
    Independence Community
      Bank Corp.                                       105,600            1,399
-   Tricord Systems, Inc.                               77,400            1,398
-   Predictive Systems, Inc.                            38,900            1,398
-   eGain Communications Corp.                         115,283            1,398
    Graco, Inc.                                         42,965            1,396
    Pennzoil-Quaker State Co.                          115,755            1,396
    CBRL Group, Inc.                                    95,033            1,396
    Patina Oil & Gas Corp.                              67,168            1,394
-   ESS Technology, Inc.                                96,100            1,393
-   Benchmark Electronics, Inc.                         38,100            1,393
-   Valuevision International, Inc.
      Class A                                           58,000            1,392
-   Paxar Corp.                                        116,600            1,392
    Universal Foods Corp.                               75,224            1,392
-   Palm, Inc.                                          41,670            1,391
    Southwest Securities Group, Inc.                    37,300            1,389
    New Jersey Resources Corp.                          36,500            1,389
-   Teligent, Inc.                                      58,800            1,389
    Airborne Freight Corp.                              73,320            1,388
    Mark IV Industries, Inc.                            66,432            1,387
-   Azurix Corp.                                       177,500            1,387
    Home Properties of New York,
      Inc. REIT                                         46,200            1,386
    Sun Communities, Inc. REIT                          41,400            1,384
    IDEX Corp.                                          43,800            1,382
    Datascope Corp.                                     38,400            1,382
-   Security Capital Group Inc. REIT
      Class B                                           81,300            1,382
    Carter-Wallace, Inc.                                68,600            1,381
    Heller Financial, Inc.                              67,253            1,379
-   Transkaryotic Therapies, Inc.                       37,500            1,378
    Developers Diversified Realty
      Corp. REIT                                        92,200            1,377
-   Edison Schools Inc.                                 59,300            1,375
-   Vyyo Inc.                                           50,900            1,374
    Colonial Properties Trust REIT                      50,100            1,371
    Richmond County Financial Corp.                     71,550            1,368
    Dole Food Co.                                       83,500            1,367
    Justin Industries, Inc.                             62,500            1,367
-   Metrocall, Inc.                                    151,900            1,367
    First American Corp.                                95,500            1,367
    HSB Group Inc.                                      43,914            1,367
-   SmartDisk Corp.                                     49,700            1,367
    Charles E. Smith Residential
      Realty, Inc. REIT                                 35,900            1,364
    Skywest, Inc.                                       36,800            1,364
-   Cygnus Inc.                                         95,700            1,364
    FactSet Research Systems Inc.                       48,200            1,362
-   Vertel Corp.                                        77,691            1,360
-   Saba Software, Inc.                                 64,630            1,357
-   Gene Logic Inc.                                     38,000            1,356

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   EGL, Inc.                                           44,100        $   1,356
    Belden, Inc.                                        52,900            1,356
    Commercial Federal Corp.                            87,097            1,355
-   Journal Register Co.                                74,100            1,352
    First Financial Bancorp                             68,638            1,351
-   SCM Microsystems,Inc.                               22,300            1,351
    Donaldson Co., Inc.                                 68,200            1,347
-   K-V Pharmaceutical Co. Class A                      50,750            1,345
-   TCI Satellite Entertainment, Inc.
      Class A                                          154,777            1,345
-   Ulticom, Inc.                                       55,915            1,343
    Dreyer's Grand Ice Cream, Inc.                      63,900            1,342
-   LightPath Technologies, Inc.                        33,700            1,342
-   Houston Exploration Co.                             53,400            1,342
-   Evergreen Resources, Inc.                           45,200            1,339
-   Liberty Digital, Inc.                               44,600            1,338
-   Rudolph Technologies, Inc.                          34,500            1,337
-   Energy Conversion Devices, Inc.                     52,525            1,333
    AGL Resources Inc.                                  83,600            1,332
    Pogo Producing Co.                                  60,200            1,332
-   Concord Communications, Inc.                        33,400            1,332
    Central Parking Corp.                               56,200            1,331
-   Osicom Technologies, Inc.                           15,700            1,329
    J.M. Smucker Co. Class A                            69,000            1,328
-   Swift Transportation Co., Inc.                      94,825            1,328
    AK Steel Corp.                                     165,932            1,327
-   American Superconductor Corp.                       27,500            1,327
    Helix Technology Corp.                              34,000            1,326
-   Geron Corp.                                         41,400            1,325
-   Photon Dynamics, Inc.                               17,700            1,322
-   Interdigital Communications Corp.                   79,700            1,320
    Greif Brothers Corp. Class A                        42,900            1,319
-   ISIS Pharmaceuticals, Inc.                          90,974            1,319
-   Barra, Inc.                                         26,600            1,318
-   Metricom                                            47,200            1,316
-   Witness Systems, Inc.                               53,800            1,311
    Service Corp. International                        411,000            1,310
-   Advanced Lighting
      Technologies, Inc.                                70,800            1,310
-   Corixa Corp.                                        30,500            1,310
-   General Semiconductor, Inc.                         88,650            1,308
-   Anchor Gaming                                       27,201            1,304
    Prentiss Properties Trust REIT                      54,300            1,303
-   Ventro Corp.                                        68,900            1,300
-   BOK Financial Corp.                                 74,044            1,300
-   El Paso Electric Co.                               115,966            1,297
-   Miravant Medical Technology                         58,100            1,296
-   Extended Stay America, Inc.                        140,000            1,295
-   Epitope Inc.                                        93,900            1,291
    Park National Corp.                                 14,200            1,289
-   Secure Computing Corp.                              68,400            1,287
-   Organic, Inc.                                      131,750            1,285
-   PanAmSat Corp.                                      29,400            1,284
-   Copart, Inc.                                        80,200            1,283
-   Electric Fuel Corp.                                 83,800            1,283
-   Sangstat Medical Corp.                              44,400            1,282
-   Pharmaceutical Product
      Development, Inc.                                 60,783            1,276
    La-Z-Boy Inc.                                       91,100            1,275
-   Structural Dynamics
      Research Corp.                                    84,655            1,275
-   Modis Professional Services Inc.                   143,600            1,274
    Kellwood Co.                                        60,300            1,274
-   Teledyne Technologies, Inc.                         76,000            1,273
-   ProBusiness Services, Inc.                          47,900            1,272
-   Southwest Bancorporation of
      Texas, Inc.                                       61,300            1,272
-   Extensity, Inc.                                     37,135            1,272
-   IDEXX Laboratories Corp.                            55,600            1,272
    Brown & Brown, Inc.                                 24,400            1,269
    Northwest Natural Gas Co.                           56,700            1,269
-   Jacobs Engineering Group Inc.                       38,800            1,268
    D. R. Horton, Inc.                                  93,400            1,267
    Enhance Financial Services
      Group, Inc.                                       88,100            1,266
    Earthgrains Co.                                     65,100            1,265
    Bandag, Inc.                                        52,162            1,265
-   Airnet Communications Corp.                         48,390            1,264
    N L Industries, Inc.                                82,700            1,261
    Dain Rauscher Corp.                                 19,100            1,261
-   ResMed Inc.                                         47,100            1,260
-   Advanced Digital
      Information Corp.                                 79,000            1,259
-   MGI Pharma, Inc.                                    43,700            1,257
    Omnicare, Inc.                                     138,700            1,257
-   Commonwealth Telephone
      Enterprises, Inc.                                 26,700            1,257
-   Rural Cellular Corp. Class A                        16,400            1,256
    CenterPoint Properties Corp. REIT                   30,800            1,255
-   Merix Corp.                                         26,700            1,255
-   EntreMed, Inc.                                      41,900            1,254
-   The Cheesecake Factory                              45,600            1,254
-   Haemonetics Corp.                                   59,700            1,254
-   Identix, Inc.                                       79,900            1,253
-   The Profit Recovery Group
      International, Inc.                               75,350            1,253
    Liberty Corp.                                       29,800            1,252
    Philadelphia Suburban Corp.                         61,000            1,251
-   Syntroleum Corp.                                    73,000            1,250
    Piedmont Natural Gas, Inc.                          47,046            1,250
    Pacific Gulf Properties, Inc. REIT                  49,800            1,248
-   e.spire Communications, Inc.                       184,900            1,248
-   Parker Drilling Co.                                201,200            1,245
-   Forward Air Corp.                                   31,100            1,244
-   Key Energy Services, Inc.                          129,200            1,244
    Avista Corp.                                        71,300            1,243
    Community First Bankshares                          76,216            1,243
-   Biomatrix, Inc.                                     54,948            1,243
    Invacare Corp.                                      47,343            1,243
    A.O. Smith Corp.                                    59,250            1,241
-   Adelphia Business Solutions, Inc.                   53,458            1,240
-   Dril-Quip, Inc.                                     26,500            1,239
-   Oceaneering International, Inc.                     65,200            1,239
-   Friede Goldman Halter, Inc.                        138,443            1,237
    Applebee's International, Inc.                      40,818            1,237
    Storage USA, Inc. REIT                              41,900            1,236
-   MicroStrategy Inc.                                  41,200            1,236
    Student Loan Corp.                                  29,400            1,235
-   BioCryst Pharmaceuticals, Inc.                      43,000            1,234
-   PathoGenesis Corp.                                  47,400            1,232
-   WIT Soundview Group, Inc.                          114,800            1,232
-   Kenneth Cole Productions, Inc.                      30,800            1,232

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Volt Information Sciences Inc.                      37,400        $   1,232
-   Avigen, Inc.                                        28,000            1,229
-   Oakley, Inc.                                       106,800            1,228
-   NCO Group, Inc.                                     53,100            1,228
-   hi/fn, inc.                                         27,667            1,228
    Chateau Communities, Inc. REIT                      43,412            1,226
    Northwestern Corp.                                  53,000            1,226
-   IDT Corp.                                           36,100            1,225
    Nordson Corp.                                       24,140            1,222
    Kelly Services, Inc. Class A                        52,737            1,220
    Roadway Express Inc.                                52,000            1,219
-   Triarc Cos., Inc. Class A                           59,300            1,216
-   Advantage Learning Systems, Inc.                    79,000            1,215
-   Aphton Corp.                                        47,161            1,214
-   VIA NET.WORKS, Inc.                                 78,650            1,214
-   Administaff, Inc.                                   19,100            1,213
-   Atwood Oceanics, Inc.                               27,200            1,210
-   Cell Pathways, Inc.                                 51,500            1,210
-   Tom Brown, Inc.                                     52,400            1,208
    HRPT Properties Trust REIT                         197,300            1,208
-   National Discount Brokers
      Group, Inc.                                       37,900            1,208
-   Lante Corp.                                         59,100            1,208
-   FEI Co.                                             39,600            1,208
    Bradley Real Estate Inc. REIT                       56,637            1,207
-   NetRatings, Inc.                                    47,070            1,206
-   Astec Industries, Inc.                              47,500            1,205
-   Albany Molecular Research, Inc.                     22,100            1,203
    SJW Corp.                                           10,100            1,201
-   Digital Insight Corp.                               35,300            1,200
-   Stericycle, Inc.                                    50,000            1,200
-   Dollar Thrifty Automotive
      Group, Inc.                                       65,060            1,200
-   Digene Corp.                                        29,700            1,199
    Selective Insurance Group                           63,100            1,199
-   1-800 CONTACTS, Inc.                                25,500            1,199
-   Krispy Kreme Doughnuts, Inc.                        16,300            1,198
-   Rare Medium Group, Inc.                             75,700            1,197
    Stewart & Stevenson
      Services, Inc.                                    79,382            1,196
    FINOVA Group, Inc.                                  91,896            1,195
-   Allied Riser Communications Corp.                   84,400            1,192
-   XTRA Corp.                                          30,200            1,191
    Citizens Banking Corp.                              73,238            1,189
-   Castle & Cooke Inc.                                 61,533            1,188
    S & T Bancorp, Inc.                                 65,000            1,186
    WPS Resources Corp.                                 39,400            1,184
-   GTech Holdings Corp.                                52,200            1,184
-   Hot Topic, Inc.                                     37,000            1,184
    Cabot Industrial Trust REIT                         59,900            1,179
-   PSS World Medical, Inc.                            175,500            1,179
-   Glenayre Technologies, Inc.                        111,512            1,178
-   Network Plus Corp.                                  82,900            1,176
-   C-Cube Microsystems Inc.                            59,900            1,176
    Chelsea GCA Realty, Inc. REIT                       34,000            1,175
-   Westell Technologies, Inc.                          78,340            1,175
-   Insight Communications Co., Inc.                    75,200            1,175
-   Basin Exploration Inc.                              65,698            1,174
-   Texas Biotechnology Corp.                           61,800            1,174
-   Buffets Inc.                                        92,493            1,174
    BancorpSouth, Inc.                                  83,400            1,173
-   Chico's Fas, Inc.                                   58,572            1,171
-   Trico Marine Services, Inc.                         91,800            1,170
-   Sinclair Broadcast Group, Inc.                     106,400            1,170
    Federal Realty Investment
      Trust REIT                                        58,500            1,170
    RGS Energy Group Inc.                               52,548            1,169
    Casey's General Stores                             112,600            1,168
-   Ciber, Inc.                                         88,100            1,167
-   Eprise Corp.                                        71,000            1,167
-   ViaSat, Inc.                                        21,500            1,166
-   Tower Automotive, Inc.                              93,100            1,164
-   Telxon Corp.                                        65,100            1,164
-   Electroglas, Inc.                                   54,100            1,163
-   Avis Group Holdings, Inc.                           62,000            1,163
-   Ribozyme Pharmaceuticals, Inc.                      45,000            1,162
    Glenborough Realty Trust,
      Inc. REIT                                         66,600            1,161
-   Intergraph Corp.                                   153,300            1,159
-   Ebenx Inc.                                          54,700            1,159
-   Progress Software Corp.                             64,600            1,159
-   Argosy Gaming Co.                                   80,500            1,157
-   ILEX Oncology, Inc.                                 32,800            1,156
    Whitney Holdings                                    33,800            1,156
    LNR Property Corp.                                  59,250            1,155
-   Therma-Wave Inc.                                    51,700            1,154
-   Acacia Research Corp.                               48,000            1,152
-   GelTex Pharmaceuticals, Inc.                        56,300            1,151
    Roper Industries Inc.                               44,900            1,151
-   AnswerThink Consulting
      Group, Inc.                                       69,100            1,149
    W.R. Berkley Corp.                                  61,250            1,148
    Polaris Industries, Inc.                            35,850            1,147
    United Bankshares, Inc.                             63,000            1,146
-   Packeteer, Inc.                                     39,300            1,145
-   Immune Response                                    105,183            1,144
-   Persistence Software, Inc.                          63,100            1,144
    Alexandria Real Estate Equities,
      Inc. REIT                                         33,300            1,143
-   Specialty Equipment Cos., Inc.                      42,100            1,142
-   Toll Brothers, Inc.                                 55,600            1,140
-   Primus Knowledge Solutions, Inc.                    25,300            1,139
    Diagnostic Products Corp.                           35,577            1,138
    The Macerich Co. REIT                               51,500            1,136
-   Meade Instruments Corp.                             45,200            1,136
-   America Online, Inc.                                21,523            1,135
    Elcor Corp.                                         49,250            1,133
    Lancaster Colony Corp.                              59,015            1,132
-   UTI Energy Corp.                                    28,200            1,132
    Ferro Corp.                                         53,862            1,131
    Berry Petroleum Class A                             66,500            1,131
-   Infocus Corp.                                       35,100            1,130
    GBC Bancorp                                         38,500            1,126
    Pultizer, Inc.                                      26,682            1,126
-   Silicon Graphics, Inc.                             300,000            1,125
    Wellman, Inc.                                       69,455            1,124
    Morrison Management
      Specialists, Inc.                                 39,865            1,124
-   Dionex Corp.                                        42,000            1,124
-   Emisphere Technologies, Inc.                        26,300            1,121
    WFS Financial, Inc.                                 64,860            1,119
-   SPSS, Inc.                                          38,400            1,118

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    Jefferies Group, Inc.                               55,400        $   1,118
    Olin Corp.                                          67,700            1,117
-   O'Reilly Automotive, Inc.                           80,400            1,116
    Cleco Corp.                                         33,292            1,115
-   Boston Communications
      Group, Inc.                                       79,600            1,114
    Fleming Cos., Inc.                                  85,300            1,114
-   Sonus Networks, Inc.                                 7,050            1,113
-   eToys Inc.                                         175,400            1,113
-   Papa John's International, Inc.                     45,393            1,112
    Bergen Brunswig Corp. Class A                      202,154            1,112
-   Rayovac Corp.                                       49,600            1,110
-   INAMED Corp.                                        30,300            1,110
    National Data Corp.                                 48,239            1,109
    Federal Signal Corp.                                67,237            1,109
-   Guess ?, Inc.                                       79,200            1,109
    Trinity Industries, Inc.                            59,900            1,108
-   Buckeye Technology, Inc.                            50,500            1,108
    Pittston Brink's Group                              80,851            1,107
-   HomeGrocer.com                                     183,160            1,105
-   Hutchinson Technology, Inc.                         77,500            1,104
    Michael Foods Group, Inc.                           45,055            1,104
-   Motient Corp.                                       70,300            1,103
-   FirstCom Corp.                                      73,200            1,103
-   Management Network Group Inc.                       31,500            1,103
-   GoTo.com, Inc.                                      72,000            1,103
    Spartech Corp.                                      40,800            1,102
    AGCO Corp.                                          89,900            1,101
-   AstroPower, Inc.                                    40,600            1,101
-   Presstek, Inc                                       67,500            1,101
-   CEC Entertainment Inc.                              42,961            1,101
-   Furniture Brands International Inc.                 72,700            1,100
    MascoTech Inc.                                     101,685            1,099
-   ACTV, Inc.                                          73,600            1,099
-   ORATEC Interventions, Inc.                          32,910            1,098
-   IntraNet Solutions, Inc.                            28,600            1,098
-   Collateral Therapeutics, Inc.                       43,200            1,096
-   MSC Industrial Direct Co., Inc.
      Class A                                           52,300            1,095
-   Biopure Corp.                                       58,200            1,095
-   Visual Networks, Inc.                               38,400            1,094
    Great American Financial
      Resources, Inc.                                   61,778            1,093
    Pioneer Standard Electronics Inc.                   74,025            1,092
-   CUNO Inc.                                           47,200            1,092
    International Bancshares Corp.                      33,382            1,089
-   Meridian Gold Co.                                  177,800            1,089
-   Chordiant Software, Inc.                            65,500            1,089
-   FileNet Corp.                                       59,219            1,088
-   CapRock Communications Corp.                        55,800            1,088
-   Alaska Air Group, Inc.                              40,100            1,088
    Circle International Group, Inc.                    43,200            1,085
    Tredegar Corp.                                      57,100            1,085
-   Bluestone Software Inc.                             42,200            1,084
-   Quorum Health Group, Inc.                          105,000            1,083
-   Henry Schein, Inc.                                  62,700            1,082
-   Media 100 Inc.                                      41,989            1,081
-   Orbital Sciences Corp.                              88,700            1,081
-   Sagent Technology, Inc.                             75,800            1,080
-   Western Digital Corp.                              215,600            1,078
    First Charter Corp.                                 68,373            1,077
    Bedford Property Investors,
      Inc. REIT                                         58,000            1,077
-   Per-Se Technologies, Inc.                          114,734            1,076
-   Shaw Group, Inc.                                    22,800            1,074
-   NetManage, Inc.                                    239,757            1,071
-   Concurrent Computer Corp.                           81,500            1,070
-   MAXIMUS, Inc.                                       48,294            1,069
-   Fritz Cos., Inc.                                   103,500            1,067
    MacDermid, Inc.                                     45,400            1,067
-   Xpedior Inc.                                        77,040            1,064
-   Mercury Computer Systems, Inc.                      32,800            1,060
-   SITEL Corp.                                        214,600            1,060
    EastGroup Properties, Inc. REIT                     50,300            1,059
    UniSource Energy Corp.                              70,500            1,058
-   Footstar Inc.                                       31,800            1,057
-   Imperial Bancorp                                    67,639            1,057
-   Vical, Inc.                                         54,800            1,055
    Gaylord Entertainment Co. Class A                   49,057            1,055
-   Education Management Corp.                          58,300            1,053
-   Brightpoint, Inc.                                  121,600            1,053
    Coca-Cola Bottling Co.                              23,100            1,051
-   i3 Mobile, Inc.                                     57,150            1,050
-   Beringer Wine Estates
      Holdings, Inc.                                    29,700            1,049
    Bel Fuse, Inc.-Class B                              39,200            1,049
    Gables Residential Trust REIT                       40,600            1,048
-   OTG Software, Inc.                                  36,600            1,045
    LandAmerica Financial Group, Inc.                   45,550            1,045
-   Pixelworks, Inc.                                    45,900            1,044
-   Lifeminders, Inc.                                   35,300            1,044
-   Internet Pictures Corp.                             68,938            1,043
-   ARIAD Pharmaceuticals, Inc.                         78,200            1,041
    Advanced Marketing Services                         56,450            1,041
-   Wave Systems Corp.                                  65,800            1,040
-   Pac-West Telecom, Inc.                              51,970            1,039
-   BSQUARE Corp.                                       46,300            1,039
    UMB Financial Corp.                                 31,658            1,039
-   IMRglobal Corp.                                     79,400            1,037
-   Guilford Pharmaceuticals, Inc.                      68,800            1,036
-   Boyd Gaming Corp.                                  186,300            1,036
-   CoorsTek, Inc.                                      22,500            1,035
-   Salton, Inc.                                        28,050            1,034
    Federal-Mogul Corp.                                108,042            1,033
-   Startek, Inc.                                       20,500            1,033
-   Sylvan Learning Systems, Inc.                       75,100            1,033
    Manitowac Co., Inc.                                 38,600            1,033
    The Toro Co.                                        31,300            1,031
-   IHOP Corp.                                          61,500            1,030
-   MCSI, Inc.                                          39,700            1,027
-   Playtex Products, Inc.                              90,800            1,027
-   Insurance Auto Auctions, Inc.                       48,600            1,027
-   Avanex Corp.                                        10,750            1,027
    Alfa Corp.                                          58,600            1,026
    ChemFirst Inc.                                      42,500            1,025
-   Frontline Capital Group                             48,100            1,025
-   Nuevo Energy Co.                                    54,300            1,025
    International Multifoods Corp.                      59,169            1,024
    United Illuminating Co.                             23,400            1,024
    United Dominion Industries Ltd.                     60,085            1,021
    Chittenden Corp.                                    41,753            1,020
-   iGATE Capital Corp.                                 74,200            1,020

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
    Energy North, Inc.                                  17,211        $   1,020
-   Hollywood Casino Corp.                             145,600            1,019
    Healthcare Realty Trust Inc. REIT                   59,700            1,019
    Meritor Automotive, Inc.                            92,600            1,019
-   PriceSmart, Inc.                                    26,800            1,018
-   Wesley Jessen VisionCare, Inc.                      27,100            1,018
-   Prodigy Communications Corp.
      Class A                                           96,900            1,017
    Presidential Life Corp.                             73,300            1,017
-   American Axle & Manufacturing
      Holdings, Inc.                                    71,600            1,016
-   Bright Horizons Family
      Solutions, Inc.                                   47,480            1,015
-   MetaCreations Corp.                                 84,562            1,015
    Church & Dwight, Inc.                               56,300            1,013
-   Delphi Financial Group, Inc.                        29,842            1,013
-   Spyglass, Inc.                                      32,300            1,011
-   Coulter Pharmaceutical, Inc.                        49,300            1,011
-   Cysive, Inc.                                        42,300            1,010
    AREA Bancshares Corp.                               45,225            1,009
-   American Freightways                                69,500            1,008
-   Radio One, Inc.                                     34,050            1,007
-   Insituform Technologies Class A                     37,100            1,006
-   JNI Corp.                                           31,800            1,006
    Mid-America Apartment
      Communities, Inc. REIT                            41,900            1,006
-   Quintus Corp.                                       50,600            1,005
    AmerUs Life Holdings, Inc.                          48,700            1,004
-   Spanish Broadcasting
    System, Inc.                                        48,800            1,003
-   Crossroads Systems, Inc.                            39,700            1,002
    Crawford & Co. Class B                              91,100            1,002
-   America West Holdings Corp.
      Class B                                           58,500            1,002
    Koger Equity, Inc. REIT                             59,300            1,001
-   Vail Resorts Inc.                                   61,200              998
-   The Dress Barn, Inc.                                45,100              998
    Superior Industries
      International, Inc.                               38,719              997
-   Jupiter Communications, Inc.                        43,300              996
-   Ultratech Stepper, Inc.                             66,900              995
    First Citizens BancShares Class A                   16,700              994
-   Complete Business Solutions, Inc.                   56,444              991
-   Viasystems Group, Inc.                              61,200              991
-   Ask Jeeves, Inc.                                    54,700              988
-   4 Kids Entertainment Inc.                           37,900              988
-   Com21, Inc.                                         39,500              988
    Clarcor Inc.                                        49,600              986
    Shurgard Storage Centers, Inc.
      Class A REIT                                      43,800              986
    Empire District Electric Co.                        44,655              985
-   Handleman Co.                                       78,700              984
    Black Hills Corp.                                   43,600              984
    F & M National Corp.                                46,835              984
    USFreightways Corp.                                 40,000              983
-   World Access, Inc.                                  88,500              979
    UGI Corp. Holding Co.                               47,746              979
-   ChromaVision Medical
      Systems, Inc.                                     74,100              977
-   Kronos, Inc.                                        37,575              977
-   Saga Communications, Inc.                           44,393              977
-   Duane Reade Inc.                                    37,900              976
    Modine Manufacturing Co.                            36,100              975
-   DSL.Net, Inc.                                       94,400              974
    John H. Harland Co.                                 64,900              969
    BancFirst Corp.                                     30,774              969
-   Bio-Rad Laboratories, Inc. Class A                  38,747              969
    RPC Inc.                                            91,700              969
    Granite Construction Co.                            39,500              968
    Merchants New York
      Bancorporation                                    56,300              968
-   Multex.com Inc.                                     38,400              967
-   Wisconsin Central
      Transportation Corp.                              74,400              967
-   Hexcel Corp.                                       101,700              966
-   PETCO Animal Supplies, Inc.                         49,230              966
-   Zomax Inc.                                          73,600              966
-   Offshore Logistics, Inc.                            67,200              966
-   Input/Output, Inc.                                 114,400              965
-   NetCreations, Inc.                                  21,000              962
    Florida Rock Industries, Inc.                       27,000              962
-   BUY.COM, Inc.                                      191,100              961
-   Tesoro Petroleum Corp.                              94,900              961
-   American Eagle Outfitters, Inc.                     68,602              960
    Curtiss-Wright Corp.                                25,800              959
    Rollins, Inc.                                       64,500              959
    Taubman Co. REIT                                    87,200              959
    Commercial Metals Co.                               34,866              959
-   Algos Pharmaceutical Corp.                          62,800              958
-   Unique Mobility, Inc.                              118,700              957
-   BioMarin Pharmaceutical Inc.                        56,200              955
-   Daleen Technologies, Inc.                           61,800              954
-   Alexander's, Inc.                                   13,000              952
-   Universal Electronics, Inc.                         38,700              951
-   Data Broadcasting Corp.                            150,456              950
-   Trans World Entertainment Corp.                     78,300              949
    Kennametal, Inc.                                    44,255              949
    Georgia Gulf Corp.                                  45,582              949
    Trustco Bank                                        75,752              947
-   Midway Games Inc.                                  117,381              946
-   Netopia, Inc.                                       23,500              946
-   Exchange Applications, Inc.                         35,500              945
-   Apria Healthcare                                    77,080              944
-   Yellow Corp.                                        63,900              943
    Horace Mann Educators Corp.                         62,800              942
-   Cellegy Pharmaceuticals, Inc.                      114,100              941
    Sovran Self Storage, Inc. REIT                      43,900              941
-   Allscripts, Inc.                                    40,900              941
-   Ligand Pharmaceuticals Inc.
      Class B                                           71,200              939
    Kaydon Corp.                                        44,700              939
-   SeaChange International, Inc.                       32,500              938
-   Genrad, Inc.                                       104,211              938
-   The Source Information
      Management Co.                                    61,300              935
-   AGENCY.COM Ltd.                                     52,460              934
-   UICI                                               142,300              934
    South Jersey Industries, Inc.                       34,984              934
    The Warnaco Group, Inc. Class A                    120,278              932
    Town & Country Trust REIT                           54,200              932
-   Mediaplex, Inc.                                     48,202              931
-   National Information
      Consortium, Inc.                                  81,800              930

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Systems & Computer
      Technology Corp.                                  46,500        $     930
-   ADE Corp.                                           48,600              929
-   Terex Corp.                                         65,800              929
-   AppliedTheory Corp.                                 61,900              929
-   Net2Phone, Inc.                                     26,000              928
    Ohio Casualty Corp.                                 87,312              928
    Lincoln Electric Holdings                           65,052              927
    Primex Technologies, Inc.                           42,120              927
    JDN Realty Corp. REIT                               90,950              927
-   Geoworks                                            58,800              926
-   Dal-Tile International Inc.                        112,200              926
-   Datastream Systems, Inc.                            74,000              925
-   Objective Systems
      Integrators, Inc.                                 86,500              924
    Nationwide Health Properties,
      Inc. REIT                                         66,300              924
-   NVR, Inc.                                           16,200              923
-   UCAR International, Inc.                            70,600              922
-   American Classic Voyager Co.                        44,700              922
-   US Oncology, Inc.                                  184,232              921
-   Valence Technology                                  49,900              920
-   click2learn.com, inc.                               52,200              920
-   Young Broadcasting Inc.                             35,800              920
-   Bone Care International, Inc.                       39,000              919
    Vector Group Ltd.                                   62,200              917
-   Expedia Inc.                                        61,860              916
-   NeoPharm, Inc.                                      46,700              916
-   eLoyalty Corp.                                      71,796              915
    United National Bancorp                             49,808              915
-   Cadiz Inc.                                         114,300              914
    Kaman Corp. Class A                                 85,500              914
-   World Wrestling Federation
      Entertainment, Inc.                               43,900              914
    Innkeepers USA Trust REIT                          100,100              913
    Foster Wheeler Corp.                               105,900              913
-   Sonosite, Inc.                                      31,679              913
-   Belco Oil & Gas Corp.                              107,200              911
-   McMoRan Exploration Co.                             55,190              911
    Pacific Capital Bancorp                             36,300              910
-   Del Webb Corp.                                      59,400              910
-   Precision Optics Corp.                              54,500              909
-   Gliatech Inc.                                       44,900              909
    Chesapeake Corp. of Virginia                        30,683              909
-   Tuesday Morning Corp.                               86,400              907
    Amcore Financial                                    49,500              906
    Mid-America Bancorp                                 36,239              906
-   Sunglass Hut International, Inc.                   110,174              905
-   PC-Tel, Inc.                                        23,800              904
    Brenton Banks, Inc.                                 65,067              903
    Penn Engineering &
      Manufacturing Corp.                               25,600              902
-   Acuson Corp.                                        66,838              902
-   Information Resources
      Engineering, Inc.                                 35,700              901
-   TALK.com, Inc.                                     155,025              901
-   Pacific Sunwear of California                       47,969              899
-   Antigenics, Inc.                                    54,100              899
    Public Service Co. of New Mexico                    58,220              899
    Arnold Industries, Inc.                             74,400              897
-   Immersion Corp.                                     29,900              897
-   Technology Solutions Co.                           144,696              895
    R.L.I. Corp.                                        25,750              895
    First Bancorp/Puerto Rico                           48,200              895
-   Avatar Holding, Inc.                                38,900              895
-   SkillSoft Corp.                                     63,300              894
-   Communication Intelligence Corp.                   199,200              893
    Cleveland-Cliffs Iron Co.                           34,600              893
    Sterling Bancshares, Inc.                           82,500              892
-   Avid Technology, Inc.                               74,200              890
-   EMCOR Group, Inc.                                   38,400              890
-   Scott Technologies, Inc.                            51,800              890
    RFS Hotel Investors, Inc. REIT                      75,700              889
-   Credit Acceptance Corp.                            159,700              888
-   Callon Petroleum Co.                                59,700              888
    Tejon Ranch Co.                                     39,300              887
-   Tanning Technology Corp.                            46,000              886
-   Total Renal Care Holdings, Inc.                    147,394              884
-   Troy Group, Inc.                                    59,400              884
-   ITT Educational Services, Inc.                      50,300              883
    MAF Bancorp, Inc.                                   48,571              883
-   Novavax, Inc.                                      120,800              883
    Boykin Lodging Co. REIT                             65,400              883
-   Bottomline Technologies, Inc.                       25,800              882
    Westpoint Stevens, Inc.                             79,214              881
-   Genlyte Group, Inc.                                 41,800              880
-   Ventiv Health, Inc.                                 79,133              880
-   Manhattan Associates, Inc.                          35,200              880
-   Frontier Oil Corp.                                 110,000              880
    Reliance Steel & Aluminum Co.                       46,000              880
-   Loudeye Technologies, Inc.                          50,385              879
-   Open Market, Inc.                                   63,600              878
-   McAfee.com Corp.                                    33,700              878
-   Conmed Corp.                                        33,900              877
-   ClickAction, Inc.                                   54,800              877
    LaSalle Hotel Properties REIT                       60,900              875
-   Inforte Corp.                                       24,305              875
    Ryland Group, Inc.                                  39,500              874
    H.B. Fuller Co.                                     19,150              873
-   SurModics, Inc.                                     33,500              871
    Lawson Products, Inc.                               35,350              870
-   Radiant Systems, Inc.                               36,250              870
    OceanFirst Financial Corp.                          47,100              868
    Chemed Corp.                                        30,800              868
-   Genzyme Transgenics Corp.                           32,000              868
-   School Specialty, Inc.                              46,738              868
-   Digital Impact, Inc.                                61,400              867
-   WorldPages.com, Inc.                               144,300              866
-   Ticketmaster
      Online-CitySearch, Inc.                           54,300              865
    General Cable Corp.                                106,500              865
    Pope & Talbot, Inc.                                 54,000              864
-   XOMA Ltd.                                          201,644              863
-   ePlus Inc.                                          32,600              862
-   Perrigo Co.                                        136,400              861
-   Autotote Corp.                                     196,767              861
-   Brio Technology, Inc.                               40,600              860
-   Esterline Technologies Corp.                        57,810              860
    Kimball International, Inc. Class B                 58,100              857
    Wabtec Corp.                                        82,600              857
-   ViroPharma Inc.                                     54,800              856
    Applied Industrial Technology, Inc.                 52,250              856

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
    Health Care REIT, Inc.                              52,600        $     855
    Oneida Ltd.                                         48,033              853
    Texas Industries, Inc.                              29,514              852
-   ABIOMED, Inc.                                       27,700              852
    Bob Evans Farms, Inc.                               57,016              852
    Flowserve Corp.                                     56,494              851
-   Factory 2-U Stores Inc.                             22,500              851
    Fleetwood Enterprises, Inc.                         59,700              851
-   Cytoclonal Pharmaceutics Inc.                       84,000              851
    Ametek Aerospace Products Inc.                      48,500              849
    Barnes Group, Inc.                                  51,900              847
-   PICO Holdings, Inc.                                 60,145              846
    Brown Shoe Company, Inc.                            64,906              844
-   TenFold Corp.                                       51,300              843
    Arvin Industries, Inc.                              48,500              843
-   PAREXEL International Corp.                         88,100              842
-   Amerco, Inc.                                        42,100              842
-   Wesco International, Inc.                           88,050              842
-   Scios, Inc.                                        149,668              842
    Northwest Bancorp, Inc.                            122,400              842
-   Collins & Aikman Corp.                             162,200              841
-   ArthroCare Corp.                                    15,800              841
    Realty Income Corp. REIT                            35,700              841
-   Syntel, Inc.                                        83,905              839
-   Thermotrex Corp.                                    75,800              839
-   Network Equipment
      Technologies, Inc.                                83,247              838
-   Drexler Technology Corp.                            64,411              837
-   Net2000 Communications, Inc.                        51,090              837
-   Clarus Corp.                                        21,500              836
-   eMerge Interactive, Inc.                            46,550              835
    Brandywine Realty Trust REIT                        43,600              834
-   Interpore International                             86,000              833
    Irwin Financial Corp.                               57,700              833
-   Netcentives Inc.                                    44,700              833
-   North American Scientific, Inc.                     46,400              832
-   Net.B@nk, Inc.                                      66,900              832
-   Sanchez Computer
      Associates, Inc.                                  35,000              831
    IRT Property Co. REIT                               97,700              830
-   EMS Technologies, Inc.                              46,114              830
    Seacoast Financial Services Corp.                   87,370              830
    Lone Star Steakhouse &
      Saloon, Inc.                                      81,963              830
-   Theragenics Corp.                                   96,900              830
-   American Italian Pasta Co.                          40,100              830
    Hancock Holding Co.                                 24,285              826
    Phillips-Van Heusen Corp.                           86,893              825
-   About.Com, Inc.                                     26,200              825
    Lance, Inc.                                         91,641              825
-   Datum Inc.                                          36,400              824
-   Mechanical Technology Inc.                          54,900              824
-   Hollywood Entertainment Corp.                      104,571              823
    Detroit Diesel Corp.                                55,822              823
    P.H. Glatfelter Co.                                 80,800              823
    Cato Corp. Class A                                  70,800              823
-   MICROS Systems, Inc.                                44,252              821
    A. Schulman Inc.                                    68,062              821
    Zenith National Insurance Corp.                     38,560              819
-   Vivus, Inc.                                        118,100              819
-   DVI, Inc.                                           51,200              819
    Saul Centers, Inc. REIT                             50,800              819
    Advanta Corp. Class A                               67,202              819
-   Conductus, Inc.                                     41,400              818
    Churchill Downs, Inc.                               34,900              816
    Essex Property Trust, Inc. REIT                     19,400              815
    The Trust Co. of New Jersey                         44,600              814
-   Pivotal Corp.                                       34,600              813
    Omega Financial Corp.                               32,200              813
-   Regent Communications, Inc.                         94,600              813
    National Health Investors REIT                      73,900              813
-   AirTran Holdings, Inc.                             195,500              813
-   Fairfield Communities, Inc.                        103,000              811
    Hughes Supply, Inc.                                 41,061              811
    Universal Health Realty
      Income REIT                                       42,800              811
-   Boca Resorts, Inc. Class A                          82,000              810
-   Transaction Systems
      Architects, Inc.                                  47,174              808
    CH Energy Group, Inc.                               23,800              808
-   NetZero Inc.                                       154,200              805
-   BindView Development Corp.                          67,000              804
-   Be Free, Inc.                                       89,300              804
-   Caldera Systems, Inc.                               61,500              803
-   Insignia Financial Group, Inc.                      80,266              803
-   InterWorld Corp.                                    39,150              803
-   CAIS Internet, Inc.                                 57,000              802
    Pennsylvania REIT                                   46,800              801
-   IGEN International, Inc.                            48,300              800
    Riggs National Corp.                                63,300              799
-   Checkpoint Systems, Inc.                           106,526              799
    Longview Fibre Co.                                  72,170              798
-   Rimage Corp.                                        51,500              798
-   Calico Commerce Inc.                                49,100              798
-   Network Peripherals, Inc.                           47,600              797
-   Netpliance, Inc.                                    87,375              797
-   Artisan Components, Inc.                            73,300              797
-   Newgen Results Corp.                                48,300              797
    Werner Enterprises, Inc.                            68,875              796
-   Sykes Enterprises, Inc.                             61,800              796
-   Citizens, Inc.                                     126,046              796
-   Priority Healthcare Corp. Class B                   10,700              795
-   Medical Assurance, Inc.                             70,555              794
    Penford Corp.                                       36,909              794
    Cohu, Inc.                                          29,400              793
    Vital Signs, Inc.                                   43,664              791
-   Hotel Reservations Network, Inc.                    26,600              791
-   Triangle Pharmaceuticals, Inc.                      87,200              790
    Brush Engineered Materials Inc.                     50,500              789
-   M.S. Carriers, Inc.                                 44,700              788
-   Artisoft, Inc.                                      64,900              787
-   Arch Communications Group, Inc                     121,033              787
    F.N.B. Corp.                                        38,130              786
-   Ryan's Family Steak Houses, Inc.                    93,200              786
-   Cheap Tickets, Inc.                                 65,500              786
-   Ralcorp Holdings, Inc.                              64,000              784
-   Metro One
      Telecommunications, Inc.                          62,400              784
-   First Federal Financial Corp.                       55,450              783
-   Digital Generation Systems                         115,995              783
-   MyPoints.com, Inc.                                  41,200              781
    Flushing Financial Corp.                            51,150              780

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    Community Trust Bancorp Inc.                        44,087        $     780
    First Federal Capital Corp.                         70,400              779
-   SCG Holding Corp.                                   35,600              779
    Watts Industries Class A                            61,600              778
-   Vicinity Corp.                                      39,500              775
    G & K Services, Inc.                                30,925              775
    Hooper Holmes, Inc.                                 96,800              774
-   Telular Corp.                                       64,525              774
-   Ogden Corp.                                         85,951              774
-   eSPEED, Inc.                                        17,800              773
-   Latitude Communications, Inc.                       69,100              773
-   Consolidated Products Inc.                          85,884              773
-   iManage, Inc.                                       77,700              772
-   WorldGate Communications, Inc.                      43,400              770
-   USDATA Corp., Inc.                                  86,750              770
    Meditrust Corp.                                    204,869              768
-   General DataComm
      Industries, Inc.                                 126,700              768
-   Applica Inc.                                        67,898              768
-   Spectrian Corp.                                     46,200              768
-   Applied Analytical Industries, Inc.                 80,000              768
    Schweitzer-Mauduit
      International, Inc.                               61,300              766
-   STERIS Corp.                                        86,316              766
-   Cambridge Technology Partners                       87,800              766
-   Cholestech Corp.                                   100,300              765
-   Choice Hotel International, Inc.                    76,900              764
-   Coinstar, Inc.                                      75,900              764
-   CCC Information Services Group                      71,800              763
-   Advance Paradigm, Inc.                              37,200              763
-   Arkansas Best Corp.                                 76,700              762
-   Cognizant Technology
      Solutions Corp.                                   22,906              760
-   First Republic Bank                                 38,100              760
    UNITILI Corp.                                       28,400              758
    Baldwin & Lyons, Inc. Class B                       44,400              758
    Argonaut Group, Inc.                                44,219              757
    Energen Corp.                                       34,700              757
-   Heartland Express, Inc.                             45,300              756
-   Saga Systems, Inc.                                  60,700              755
-   Genzyme Molecular Oncology                          54,351              754
    Rollins Truck Leasing                              108,562              753
-   Media Metrix, Inc.                                  29,600              753
    Russ Berrie and Co., Inc.                           39,100              753
-   A.S.V., Inc.                                        52,300              752
    Superior Telecom Inc.                               75,616              751
    Andover Bancorp, Inc.                               26,075              751
-   Meta Group, Inc.                                    39,000              751
-   Laser Vision Centers, Inc.                         121,200              750
-   PETsMART, Inc.                                     222,000              749
-   Jackpot Enterprises, Inc.                           59,327              749
-   Magnatek                                            93,600              749
    Oshkosh B Gosh, Inc. Class A                        45,600              747
-   eXcelon Corp.                                       93,900              745
    Republic Security Financial Corp.                  148,941              745
    Psychemedics, Inc.                                 143,556              745
    Ruddick Corp.                                       63,000              744
-   CardioDynamics
      International Corp.                              118,400              744
-   Interact Commerce Corp.                             62,900              743
-   Switchboard Inc.                                    74,245              742
    CPI Corp.                                           35,100              741
-   CenterSpan
      Communications Corp.                              39,500              741
-   Charles River Associates Inc.                       42,000              740
-   Twinlab Corp.                                      115,900              739
-   Hibbett Sporting Goods, Inc.                        31,400              738
    Regal-Beloit Corp.                                  46,200              736
-   Centra Software, Inc.                               77,450              736
    Blockbuster Inc. Class A                            75,900              735
    National Presto Industries, Inc.                    23,863              734
-   Metrologic Instruments, Inc.                        49,300              733
    Morgan Keegan, Inc.                                 49,700              733
-   Polo Ralph Lauren Corp.                             51,400              732
-   Sunbeam Corp.                                      212,903              732
    JLG Industries, Inc.                                61,600              732
-   Ventas, Inc. REIT                                  229,465              731
    Haven Bancorp, Inc.                                 39,400              731
-   TriPath Imaging, Inc.                              118,700              731
-   Sequa Corp. Class A                                 19,100              729
-   OfficeMax, Inc.                                    145,700              729
-   Thermo Cardiosystems Inc.                           72,750              728
-   MSC.Software Corp.                                  78,000              726
-   Osteotech, Inc.                                     69,150              726
-   Martha Stewart Living
      Omnimedia, Inc.                                   33,000              726
    Communications Systems, Inc.                        47,600              726
-   Aftermarket Technology Corp.                        85,300              725
    Calgon Carbon Corp.                                 93,300              723
-   Hamilton Bancorp, Inc.                              41,300              723
-   Continental Materials Corp.                         43,000              720
    Sauer-Danfoss, Inc.                                 72,900              720
    Libbey, Inc.                                        22,400              720
    J.B. Hunt Transport Services, Inc.                  46,503              718
    Midas Inc.                                          35,733              715
-   Philadelphia Consolidated
      Holding Corp.                                     42,500              715
-   Penwest Pharmaceuticals Co.                         70,963              714
-   Royal Appliance
      Manufacturing Co.                                125,500              714
    The Ackerley Group, Inc.                            60,700              713
-   Wyndham International, Inc.
      Class A                                          285,290              713
    Burlington Coat Factory
      Warehouse Corp.                                   65,900              713
-   Crown Central Petroleum Corp.
      Class B                                           78,600              712
-   Ultralife Batteries, Inc.                           63,300              712
-   COMARCO, Inc.                                       21,900              712
-   Centennial Bancorp                                  81,908              712
-   Barnett, Inc.                                       69,400              711
    Republic Bancorp, Inc.                              79,348              709
    Atmos Energy Corp.                                  40,500              709
-   HA-LO Industries, Inc.                             125,700              707
-   Value City Department Stores, Inc.                  74,400              707
-   GenesisIntermedia.com, Inc.                         44,000              707
-   Convergent Communications, Inc.                     88,300              706
-   Audiovox Corp.                                      32,000              706
    Alliance Bancorp Inc.                               42,942              706
-   Koala Corp.                                         49,900              705
-   Steel Dynamics, Inc.                                77,500              702
-   Global Imaging Systems, Inc.                        66,800              701

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Repligen Corp.                                     111,600        $     701
    Tremont Corp.                                       31,309              701
    Tecumseh Products Co. Class A                       18,300              699
    New England Business
      Service, Inc.                                     43,000              699
    Centex Construction Products, Inc.                  30,700              697
-   MemberWorks, Inc.                                   20,700              696
-   Atrix Laboratories, Inc.                            74,234              696
-   Blount International, Inc.                          90,514              696
    Premier National Bancorp, Inc.                      53,365              694
-   FVC.COM, Inc.                                       89,500              694
    Exide Corp.                                         86,700              694
-   Bell & Howell Co.                                   28,600              694
-   BankUnited Financial Corp.                          95,600              693
-   Rent-A-Center, Inc.                                 30,800              693
    Capstead Mortage Corp.                              82,600              692
    Stewart Information
      Services Corp.                                    47,300              692
-   Imperial Credit                                    162,674              691
-   Todd Shipyards Corp.                                87,600              690
-   Telaxis Communications Corp.                        22,050              689
    Skyline Corp.                                       32,000              688
    First Commonwealth
      Financial Corp.                                   75,800              687
-   4Front Technologies, Inc.                           57,000              684
-   P-Com, Inc.                                        120,100              683
    Westcorp, Inc.                                      57,220              683
-   Applied Microsystems Corp.                          92,000              681
-   Internet.com Corp.                                  34,600              681
-   Intraware, Inc.                                     42,400              681
-   bebe stores, inc.                                   81,300              681
    Holly Corp.                                         57,300              680
-   US LEC Corp. Class A                                40,000              680
-   Jones Lang Lasalle Inc.                             50,800              679
-   Software Spectrum, Inc.                             39,200              679
    GenCorp, Inc.                                       84,800              678
-   GRIC Communications, Inc.                           37,800              678
-   Aspect Medical Systems, Inc.                        25,100              678
    Manufactured Home
      Communities, Inc. REIT                            28,300              677
    Suffolk Bancorp                                     25,900              677
    M.A. Hanna Co.                                      74,975              675
-   CDI Corp.                                           33,100              674
-   The Middleby Corp.                                  91,800              673
-   Globecomm Systems, Inc.                             48,900              672
    PMC Capital, Inc.                                   68,800              671
-   EEX Corp.                                          115,333              670
-   Viador, Inc.                                        42,200              670
    Southwest Gas Corp.                                 38,200              669
    Integra Bank Corp.                                  39,300              668
-   LoJack Corp.                                        96,200              667
    Cash America International Inc.                     90,310              666
    Caraustar Industries, Inc.                          44,000              666
    Deb Shops, Inc.                                     53,200              665
-   Piercing Pagoda, Inc.                               45,850              665
-   Orthologic Corp.                                   134,500              664
-   Matria Healthcare, Inc.                            144,078              662
-   Unify Corp.                                         77,274              662
-   J & J Snack Foods Corp.                             37,000              661
-   Rainbow Rentals, Inc.                               57,800              661
    Quanex Corp.                                        44,400              660
-   AVT Corp.                                           89,500              660
-   Horizon Organic Holding Corp.                       62,100              660
-   Webvan Group Inc.                                   90,400              658
-   Trident Microsystems, Inc.                          73,000              657
    BSB Bancorp, Inc.                                   32,744              657
-   Kensey Nash Corp.                                   59,000              656
-   SpeedUs.com, Inc.                                  110,500              656
-   Santa Cruz Operation, Inc.                         102,800              655
-   HotJobs.com Ltd.                                    47,400              655
-   Pharmaceutical Resources, Inc.                     124,688              655
-   Startec Global
      Communications Corp.                              61,200              654
-   Tristar Corp.                                      113,000              653
-   URS Corp.                                           46,658              653
-   Waste Industries, Inc.                              60,750              653
-   Orphan Medical, Inc.                                67,400              653
-   MedQuist, Inc.                                      19,181              652
-   Sharper Image Corp.                                 52,100              651
-   Network Access Solutions Corp.                      67,900              649
-   NHancement Technologies Inc.                        48,700              648
    Phillips International Realty
      Corp. REIT                                        37,300              648
    Badger Meter, Inc.                                  25,600              646
-   BTG Inc.                                            79,400              645
-   Mortons Restaurant Group                            30,000              645
-   Alloy Online, Inc.                                  57,200              644
    Anchor Bancorp Wisconsin Inc.                       42,000              643
-   DAMARK International, Inc.                          29,900              643
-   Ambassadors International, Inc.                     40,700              641
-   Kaiser Aluminum &
      Chemical Corp.                                   160,100              640
-   The Boyds Collection, Ltd.                          75,300              640
-   Mesa Air Group Inc.                                115,700              640
    Bay State Bancorp, Inc.                             29,400              639
    West Pharmaceutical
      Services, Inc.                                    29,562              639
-   Cohesion Technologies, Inc.                         54,103              639
    Knape & Vogt Manufacturing Co.                      41,868              638
    Walter Industries, Inc.                             55,800              638
-   Level 8 Systems Inc.                                30,300              638
-   Exabyte Corp.                                      141,800              638
-   Concero, Inc.                                       52,000              637
-   STAR Telecommunications, Inc.                      251,500              637
    The South Financial Group, Inc.                     43,900              637
    Engineered Support Systems, Inc.                    46,250              636
    Arch Coal, Inc.                                     82,600              635
-   Micronetics Wireless, Inc.                          57,300              634
-   Franklin Electronic Publishers, Inc.                71,400              634
-   New Focus, Inc.                                      7,700              632
-   National Beverage Corp.                             76,640              632
-   Albany International Corp.                          43,532              631
-   Serologicals Corp.                                 126,200              631
    Medford Bancorp, Inc.                               44,602              630
-   Civic Bancorp                                       43,733              629
-   Ace Cash Express, Inc.                              52,850              628
-   NBTY, Inc.                                          98,400              627
-   NPC International Class A                           69,800              626
    Southwestern Energy Co.                            100,100              626
-   Nortek, Inc.                                        31,652              625
-   Workflow Management, Inc.                           52,545              624
-   NextCard, Inc.                                      73,400              624

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    Blair Corp.                                         33,700        $     623
    HEICO Corp. Class A                                 50,764              622
-   TransMontaigne Inc.                                101,500              622
-   World Acceptance Corp.                             118,400              622
-   Evercel, Inc.                                       45,164              621
    Bush Industries, Inc.                               38,810              621
-   WetSeal, Inc. Class A                               47,300              621
-   SPS Technologies, Inc.                              15,100              620
-   U S Liquids Inc.                                   112,700              620
    Pennfed Financial Services, Inc.                    43,600              616
-   Covance, Inc.                                       69,860              616
-   Republic Bancshares, Inc.                           51,300              616
-   Interface Systems Inc.                              49,200              615
    First Bell Bancorp, Inc.                            40,200              613
-   MCK Communications, Inc.                            26,400              611
    Geon Co.                                            33,000              611
-   JAKKS Pacific, Inc.                                 41,350              610
    Brookline Bancorp, Inc.                             53,275              609
-   Mail-Well, Inc.                                     70,600              609
-   MarketWatch.com, Inc.                               32,300              608
    Banta Corp.                                         32,025              606
    FBL Financial Group, Inc. Class A                   38,400              605
    Wausau-Mosinee Paper Corp.                          70,628              605
-   The Children's Place Retail
      Stores, Inc.                                      29,500              605
-   NRG Energy, Inc.                                    33,000              602
-   Getty Petroleum Marketing Inc.                     141,632              602
-   ShopKo Stores, Inc.                                 39,055              600
-   Packard BioScience Co.                              35,300              600
    Susquehanna Bancshares, Inc.                        42,050              599
-   Engineering Animation, Inc.                         64,100              599
-   Oxigene, Inc.                                       59,861              599
-   FirstWorld Communications Inc.                      57,000              599
    Analogic Corp.                                      14,900              596
-   Advanced Radio Telecom Corp.                        40,700              595
    Corus Bankshares Inc.                               22,500              595
-   Prime Hospitality Corp.                             63,000              595
    Gerber Scientific, Inc.                             51,700              595
-   Net Perceptions, Inc.                               37,400              594
    Ampco-Pittsburgh Corp.                              53,365              594
    Steelcase Inc.                                      34,900              593
    CFS Bancorp, Inc.                                   64,700              592
-   AVANT Immunotherapeutics, Inc                       56,000              592
    A.M. Castle & Co.                                   71,125              591
    Polymer Group, Inc.                                 63,900              591
    CNA Surety Corp.                                    49,500              591
-   McWorter Technologies Inc.                          30,400              591
-   UNOVA, Inc.                                         80,800              591
    Arch Chemicals, Inc.                                27,000              591
    Santander BanCorp                                   46,320              591
-   Mesaba Holdings, Inc.                               61,700              590
-   Segue Software, Inc.                                70,300              589
-   Competitive Technologies, Inc.                      58,800              588
-   Litronic Inc.                                       66,700              588
    Donnelly Corp.                                      45,212              588
-   ITLA Capital Corp.                                  40,400              586
-   Casella Waste Systems, Inc.                         54,484              586
-   Central Garden and Pet Co.                          65,300              586
-   Hanover Direct, Inc.                               374,676              585
-   Andrea Radio Corp.                                  82,100              585
-   Neoforma.com, Inc.                                  82,800              582
-   Applix, Inc.                                        74,779              580
    Flexsteel Industry                                  47,300              579
    Ameron International Corp.                          16,200              579
    The Stride Rite Corp.                               94,300              578
-   Candela Corp.                                       63,200              577
-   XETA Technologies Inc.                              18,400              574
    Standex International Corp.                         36,100              573
    Pacific Crest Capital Inc.                          43,645              573
    Coachmen Industries, Inc.                           49,800              573
-   Thermo Fibertek, Inc.                              120,500              572
    World Fuel Services Corp.                           66,213              571
-   eMachines, Inc.                                    212,030              570
-   U.S. Interactive, Inc.                              43,995              569
-   Goody's Family Clothing                            103,400              569
    Puerto Rican Cement Co., Inc.                       20,400              567
-   Z-Tel Technologies, Inc.                            47,265              567
-   Sequoia Software Corp.                              34,600              567
    Central Vermont Public
      Service Corp.                                     51,500              567
    Inter-Tel, Inc.                                     35,200              565
-   Project Software &
      Development, Inc.                                 31,400              565
    Regis Corp.                                         45,210              565
    Ohio Valley Banc Corp.                              21,725              565
-   Zamba Corp.                                        102,600              564
    AAR Corp.                                           47,000              564
-   Juno Online Services, Inc.                          52,400              563
-   Benihana Inc. Class A                               42,100              563
-   Metromedia International
      Group, Inc.                                      118,500              563
-   V.I. Technologies, Inc.                             80,400              563
-   Crestline Capital Corp.                             32,965              562
    Queens County Bancorp, Inc.                         30,497              562
    Nature's Sunshine Inc.                              80,000              560
    Wabash National Corp.                               46,900              560
    Scope Industries                                    12,500              559
-   Ocwen Financial Corp.                              100,400              558
    WSFS Financial Corp.                                53,500              558
    USEC Inc.                                          120,600              558
-   Great Plains Software, Inc.                         28,400              557
-   InfoCure Corp.                                      99,038              557
-   Travelocity.com Inc.                                34,000              557
-   kforce.com, Inc.                                    80,200              556
-   SportsLine.com, Inc.                                32,600              556
-   Cyber-Care, Inc.                                    55,800              555
    Mississippi Valley Bancshares, Inc.                 22,900              555
    Virco Manufacturing Corp.                           42,713              555
-   Sunrise Assisted Living, Inc.                       30,000              555
-   Alcide Corp.                                        31,700              555
    Interface, Inc.                                    145,100              553
-   Computer Horizons Corp.                             41,138              553
-   Marimba, Inc.                                       39,600              552
-   Paxson Communications Corp.                         64,900              552
-   Digi International, Inc.                            84,850              552
    Carpenter Technology Corp.                          26,100              551
    The Standard Register Co.                           38,687              551
    Associated Estates Realty
      Corp. REIT                                        78,700              551
-   Gaylord Container Corp.                            204,700              550
-   Landmark Systems Corp.                              91,600              550
-   International Specialty
      Products, Inc.                                    96,500              549
    Intermet Corp.                                      79,700              548

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   QRS Corp.                                           22,300        $     548
-   Billing Concepts Corp.                             123,372              547
    Aceto Corp.                                         49,662              546
-   Midwest Express Holdings, Inc.                      25,400              546
-   Integral Systems, Inc.                              32,600              546
    Wolverine World Wide, Inc.                          55,204              545
    E.W. Blanch Holdings, Inc.                          26,800              544
    Harmon Industries, Inc.                             41,000              543
-   Sunburst Hospitality Corp.                         122,166              542
-   Danielson Holdings Corp.                           111,000              541
    MOCON, Inc.                                         95,962              540
    Klamath First Bancorp                               45,800              537
    Metrowest Bank                                      97,638              537
    SLI, Inc.                                           44,278              537
-   IDX Systems Corp.                                   37,982              536
    Granite State Bankshares, Inc.                      35,450              536
-   LifeCell Corp.                                      84,100              536
-   Revlon, Inc. Class A                                84,800              535
    American Woodmark Corp.                             26,100              535
-   Huttig Building Products, Inc.                     129,626              535
-   InterVoice-Brite, Inc.                              81,474              535
    Doral Financial Corp.                               46,700              534
-   Hoenig Group, Inc.                                  54,300              533
-   24/7 Media, Inc.                                    34,100              533
    Trenwick Group Inc.                                 36,523              532
-   Alpine Group, Inc.                                  78,700              531
-   MedicaLogic/Medscape, Inc.                          57,210              529
    ABM Industries                                      23,000              529
    Getty Realty Holding Corp.                          48,632              529
-   Drugstore.com, Inc.                                 70,200              529
-   Advanced Polymer Systems                           139,800              529
-   Hector Communications Corp.                         40,250              528
    Wallace Computer Services, Inc.                     53,400              527
    Prison Realty Trust, Inc. REIT                     172,161              527
    NBT Bancorp, Inc.                                   49,326              527
-   Restoration Hardware, Inc.                          95,800              527
-   I-Link, Inc.                                        97,400              524
    General Binding Corp.                               78,200              523
-   Vicorp Restaurants, Inc.                            28,600              522
-   Tyler Technologies, Inc.                           203,500              521
-   Del Monte Foods Co.                                 76,500              521
    Independent Bank Corp.                              46,000              520
    St. Francis Capital Corp.                           34,400              520
-   Park-Ohio Holdings Corp.                            60,309              520
-   MessageMedia Inc.                                  148,400              519
    Luby's, Inc.                                        64,900              519
-   Mitcham Industries, Inc.                            97,700              519
-   Aronex Pharmaceuticals, Inc.                       169,400              519
    Frisch's Restaurants, Inc.                          49,334              518
    Bairnco Corp.                                       70,200              518
    Liberty Homes, Inc. Class A                         84,500              518
-   Globe Business Resources, Inc.                      39,800              517
-   Maxwell Technologies, Inc.                          38,300              517
    FFY Financial Corp.                                 47,000              517
-   Stamps.Com Inc.                                     70,400              515
-   Gadzoox Networks, Inc.                              37,600              515
-   Zoltek Cos., Inc.                                   60,500              514
    Oregon Trail Financial Corp.                        46,200              514
    Apogee Enterprises, Inc.                           145,400              513
-   net.Genesis Corp.                                   28,395              513
    Simmons First National                              22,900              512
-   Right Management Consultants                        48,700              511
    Provident Bankshares Corp.                          37,872              511
-   Friendly Ice Cream Corp.                           100,900              511
    NYMAGIC, Inc.                                       35,800              510
-   Elite Information Group, Inc.                       73,500              510
    Merchants Bancshares, Inc.                          25,800              510
-   MTI Technology Corp.                                63,600              509
-   Ivex Packaging Corp.                                45,700              508
-   Information Resources, Inc.                        129,034              508
    Oriental Financial Group                            35,166              508
    Frontier Financial Corp.                            27,600              507
    CT Communications, Inc.                             17,800              506
-   Maxxam Inc.                                         28,500              506
-   Water Pik Technologies, Inc.                        80,900              506
-   Infocrossing, Inc.                                  26,700              504
-   Franklin Covey Co.                                  72,500              503
-   Infogrames, Inc.                                    61,800              502
    HMN Financial, Inc.                                 45,600              502
    BostonFed Bancorp, Inc.                             35,500              501
-   Eclipsys Corp.                                      66,800              501
    NCH Corp.                                           13,800              499
    Bank of Granite Corp.                               21,800              499
    Wintrust Financial Corp.                            32,300              499
-   Nautica Enterprises, Inc.                           46,637              498
-   BioTime, Inc.                                       70,500              498
-   Previo, Inc.                                        62,825              495
-   Midwest Grain Products                              59,450              494
-   V-One Corp.                                         98,800              494
-   Genzyme Surgical Products                           49,674              494
-   Gundle/SLT Environmental, Inc.                     131,600              494
-   Read Rite Corp.                                    222,269              493
-   Techniclone Corp.                                  127,000              492
-   Chromatics Color Sciences
      International, Inc.                              100,800              491
    Gainsco, Inc.                                       98,261              491
-   Cypress Communications, Inc.                        67,700              491
    Tecumseh Products Co. Class B                       11,900              490
-   MPW Industrial Services
      Group, Inc.                                       63,200              490
-   Airgas, Inc.                                        86,000              489
-   High Speed Access Corp.                             74,500              489
-   LCA-Vision, Inc.                                   200,237              488
    People's Bancshares, Inc.                           32,000              488
-   Chalone Wine Group Ltd.                             61,000              488
    J. Baker, Inc.                                      83,909              488
-   Labor Ready, Inc.                                   73,550              487
-   InVision Technologies, Inc.                        110,800              485
-   American Access
      Technologies Inc.                                 78,000              483
    Sanderson Farms, Inc.                               60,250              482
    Urban Shopping Centers,
      Inc. REIT                                         14,300              482
    F & M Bancorp                                       24,356              481
-   E-LOAN, Inc.                                       101,200              481
-   RMI.NET, Inc.                                      156,900              481
-   The Gymboree Corp.                                 160,160              480
-   Pacific Gateway Exchange, Inc.                     140,900              480
-   Key Tronic Corp.                                   159,900              480
-   Consolidated Freightways Corp.                     117,950              479
    Cascade Bancorp                                     42,784              479
-   CyberSource Corp.                                   34,600              478

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Foodarama Supermarkets, Inc.                        19,700        $     476
-   Trammell Crow Co.                                   44,300              476
-   Aurora Foods Inc.                                  119,000              476
    L. S. Starrett Co. Class A                          27,200              476
-   The TriZetto Group, Inc.                            29,400              476
-   @plan.Inc.                                          72,500              476
-   Dave & Busters                                      76,860              476
-   Mapics Inc.                                         82,700              476
-   KFX, Inc.                                          181,150              476
    Commercial Assets, Inc.                             95,100              476
-   Interleukin Genetics, Inc.                         104,200              475
    Timberline Software Corp.                           64,933              475
    Stewart Enterprises, Inc. Class A                  134,400              475
-   Hagler Bailly, Inc.                                 94,800              474
-   TBC Corp.                                          102,375              473
    S.Y. Bancorp, Inc.                                  22,900              472
-   GetThere.com, Inc.                                  44,700              472
-   On2.com Inc.                                        92,000              472
-   American Software, Inc. Class A                     91,850              471
-   SoftNet Systems, Inc.                               48,800              470
    Progress Financial Corp.                            37,941              470
-   OneSource Information
      Services, Inc.                                    62,500              469
    W Holding Co., Inc.                                 56,700              468
    Maine Public Service Co.                            23,200              467
-   K2 Inc.                                             56,145              467
    Nashua Corp.                                        56,400              465
-   Radio Unica Corp.                                   66,400              465
-   Voyager.net, Inc.                                   57,742              462
    Myers Industries, Inc.                              42,968              462
-   Mobius Management
      Systems, Inc.                                    101,200              462
-   PTEK Holdings, Inc.                                141,500              460
    Fremont General Corp.                              116,774              460
-   Hayes Lemmerz International, Inc.                   38,100              460
-   E. Gottschalk & Co., Inc.                           72,800              460
-   ACT Teleconferencing, Inc.                          78,900              459
-   Bombay Co.                                         156,062              458
-   Lightspan Inc.                                      83,300              458
-   THCG, Inc.                                          63,500              456
    Bowne & Co., Inc.                                   45,300              456
    Konover Property Trust, Inc. REIT                   95,900              456
    Harris Financial, Inc.                              73,400              454
    Pilgrim's Pride Corp.                               63,700              454
-   ThermoLase Corp.                                   161,300              454
-   Activision, Inc.                                    69,700              453
-   Sames Corp.                                         28,750              453
-   Braun Consulting, Inc.                              21,400              452
    Bassett Furniture Industries, Inc.                  35,800              452
-   Fresh Del Monte Produce Inc.                        65,600              451
-   Pegasystems Inc.                                    90,100              451
-   Laser Mortgage
      Management, Inc.                                 117,900              449
-   Earthshell Corp.                                   148,100              449
-   PictureTel Corp.                                   170,800              448
    CIRCOR International, Inc.                          54,750              448
-   Pliant Systems, Inc.                                71,200              445
-   C-bridge Internet Solutions, Inc.                   25,608              445
-   Playboy Enterprises, Inc. Class B                   34,450              444
-   Preview Systems, Inc.                               34,040              443
    Humphrey Hospitality Trust,
      Inc. REIT                                         55,700              442
    Rock-Tenn Co.                                       51,550              441
-   Lexington Global Asset
      Managers, Inc.                                    42,500              441
-   QAD Inc.                                           117,500              441
-   Pediatrix Medical Group, Inc.                       37,900              441
-   Highlands Insurance Group                           46,800              439
    Warren Bancorp, Inc.                                61,400              437
-   Liquid Audio, Inc.                                  46,200              437
    Resource Bancshares
      Mortgage Group, Inc.                             104,400              437
    Vesta Insurance Group, Inc.                         70,500              436
    Community Bank System, Inc.                         19,600              435
-   Capital Corp. of the West                           41,800              434
-   Hoover's, Inc.                                      64,200              433
-   Action Performance Cos., Inc.                       59,700              433
-   M&F Worldwide Corp.                                 76,800              432
-   Ocular Sciences, Inc.                               36,600              430
-   Florida Banks, Inc.                                 79,000              430
    Central Bancorp, Inc.                               27,700              429
    Yardville National Bancorp                          40,385              429
    Texas Regional Bancshares, Inc.                     16,900              429
-   Telescan, Inc.                                      58,500              428
-   Fatbrain.com Inc.                                   64,800              427
-   Chemical Fabrics Corp.                              35,914              426
-   First Consulting Group, Inc.                        76,442              425
-   Berlitz International, Inc.                         47,226              425
-   CTB International Corp.                             62,900              425
-   Interneuron Pharmaceutical, Inc.                   226,400              425
-   Lifeline Systems, Inc.                              30,300              424
-   TeleSpectrum Worldwide Inc.                         92,892              424
-   UTStarcom, Inc.                                     13,950              424
-   EarthWeb Inc.                                       30,200              423
-   Garden Fresh Restaurant Corp.                       40,500              423
    Correctional Properties Trust REIT                  40,200              422
-   Winfield Capital Corp.                              34,400              421
-   Fairchild Corp.                                     86,400              421
-   Q-Med, Inc.                                         52,600              421
    Met-Pro Corp.                                       46,679              420
    Jefferson Savings Bancorp, Inc.                     38,400              420
    The Pep Boys
      (Manny, Moe & Jack)                               70,000              420
-   barnesandnoble.com inc.                             64,200              419
-   Marketing Specialists Corp.                        239,400              419
-   American Bank Note
      Holographics, Inc.                               186,000              419
-   Blue Rhino Corp.                                    51,900              418
-   HyperFeed Technologies, Inc.                       115,300              418
-   Styleclick.com Inc.                                 41,700              417
    Mississippi Chemical Corp.                          87,455              415
    Amcast Industrial Corp.                             47,400              415
    National City Bancorporation                        28,566              414
-   Kaiser Ventures Inc.                                29,800              413
-   Kellstrom Industries, Inc.                          88,800              411
-   Perficient, Inc.                                    29,331              411
-   FPIC Insurance Group, Inc.                          26,000              408
-   Network Commerce Inc.                               74,000              407
-   Acclaim Entertainment Inc.                         283,100              407
-   Elcom International, Inc.                           59,000              406
-   Neff Corp.                                         106,100              405
-   SCC Communications Corp.                            59,900              404
    BHA Group Holdings Inc.                             41,437              404

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   A.T. Cross Co. Class A                              81,800        $     404
-   Be Inc.                                             80,500              403
-   CSK Auto Corp.                                      53,138              402
-   Gentiva Health Services, Inc.                       49,391              401
-   Microtouch Systems, Inc.                            46,401              400
-   Image Entertainment, Inc.                          108,400              400
    Spartan Motors, Inc.                                95,200              399
-   Strategic Distribution, Inc.                       205,300              398
-   Luminant Worldwide Corp.                            44,500              398
    PVF Capital Corp.                                   40,239              395
-   Chase Industries, Inc.                              42,350              394
    First Niagra Financial Group, Inc.                  42,000              394
    Harleysville Group, Inc.                            23,500              394
-   Microwave Power Devices, Inc.                       74,900              393
-   Cellstar Corp.                                     141,005              392
-   Audible, Inc.                                       94,300              392
-   NZ Corp.                                            80,305              391
-   PCD, Inc.                                           50,400              391
-   800-JR CIGAR, Inc.                                  39,600              391
-   Huntco Inc. Class A                                145,500              391
-   SciQuest.com, Inc.                                  33,800              387
-   The Kroll-O'Gara Co.                                57,700              386
-   FreeShop.com, Inc.                                  64,960              386
-   Credit Management Solutions, Inc.                   64,400              384
-   Hollywood.com, Inc.                                 49,500              384
    IMCO Recycling, Inc.                                70,500              383
-   Acme Electric Corp.                                 44,000              380
-   Digital River, Inc.                                 49,300              379
    National Steel Corp. Class B                        90,100              377
    WesterFed Financial Corp.                           25,853              376
-   National R. V. Holdings, Inc.                       35,773              376
-   Echo Bay Mines Ltd.                                374,500              375
-   Leapnet, Inc.                                      119,685              374
-   VISTA Information Solutions, Inc.                  175,900              374
-   Careerbuilder, Inc.                                112,400              372
-   Trans World Airlines                               170,203              372
-   Catalytica, Inc.                                    33,800              372
-   Advanced Magnetics, Inc.                            60,700              372
-   BWC Financial Corp.                                 19,100              371
-   Biospherics, Inc.                                   73,900              370
-   Allou Health & Beauty, Inc.                         51,400              369
    Birmingham Steel Corp.                              95,050              368
    HEICO Corp.                                         25,829              368
-   Barrett Business Services, Inc.                     62,300              368
-   Tweeter Home Entertainment
      Group, Inc.                                       12,100              368
-   Res-Care, Inc.                                      68,200              367
-   Columbia Laboratories Inc.                          63,600              366
-   Penn Octane Corp.                                   51,300              366
    First Mutual Bancshares, Inc.                       36,544              365
-   Amplidyne, Inc.                                    112,300              365
    CPB, Inc.                                           14,500              363
-   Capital Crossing Bank                               35,300              362
-   Navigant International, Inc.                        37,469              361
-   The Buckle, Inc.                                    30,600              360
-   Omega Worldwide, Inc.                               99,115              359
    United Community Financial Corp.                    53,900              359
-   America Service Group Inc.                          17,500              359
    Summit Bancshares, Inc.                             20,600              355
    LabOne, Inc.                                        63,100              355
-   SONUS Pharmaceuticals, Inc.                        101,400              355
-   High Plains Corp.                                  140,997              352
-   Commonwealth Telephone
      Enterprises Class B                                7,400              352
    NACCO Industries, Inc. Class A                      10,000              351
-   Evans & Sutherland
      Computer Corp.                                    55,097              351
-   Diversa Corp.                                       10,600              351
    Sterling Bancorp                                    22,260              351
    TransPro Inc.                                       69,110              350
-   NetObjects Inc.                                     38,300              349
-   Beverly Enterprises, Inc.                          124,200              349
-   Sizzler International                              136,050              349
-   Monaco Coach Corp.                                  25,575              348
-   HearMe                                              77,100              347
-   Versant Corp.                                       71,100              347
-   OAO Technology Solutions, Inc.                     103,620              346
-   Heartport Inc.                                     120,500              346
-   Jenny Craig Inc.                                   100,600              346
    The First Years Inc.                                31,000              345
-   HMT Technology Corp.                               224,900              344
    Landry's Seafood Restaurants, Inc.                  40,500              344
-   Sunrise Medical, Inc.                               70,500              344
-   Insmed Inc.                                        105,700              344
-   ValueClick, Inc.                                    33,500              343
-   Abaxis, Inc.                                        51,300              343
    United Wisconsin Services, Inc.                     61,700              341
    Abington Bancorp Inc.                               37,900              341
-   FairMarket, Inc.                                    48,200              340
    Ethyl Corp.                                        136,104              340
-   Protection One, Inc.                               155,300              340
    LTV Corp.                                          117,723              338
-   SOS Staffing Services, Inc.                        110,500              338
-   Integrated Circut Syetems, Inc.                     19,700              337
-   Onyx Acceptance Corp.                               71,000              337
-   Dataware Technologies, Inc.                         72,800              337
-   Internet America, Inc.                              66,200              335
    Chiquita Brands International, Inc.                 85,065              335
-   Caliber Learning Network, Inc.                      82,200              334
    Herbalife International Class B                     42,400              334
-   Beasley Broadcast Group, Inc.                       24,400              332
-   Samsonite Corp.                                     73,807              332
    Hudson River Bancorp. Inc.                          27,900              331
-   Vornado Operating Inc. REIT                         42,729              331
-   Bluegreen Corp.                                    119,940              330
    Computer Task Group, Inc.                           65,108              330
-   Jan Bell Marketing Inc.                            138,600              329
-   Loislaw.com, Inc.                                   38,400              329
-   Trimedyne, Inc.                                    137,800              327
    Redwood Empire Bancorp                              18,100              326
-   Rentrak Corp.                                       88,000              325
-   Information Management
      Associates, Inc.                                  74,100              324
-   Modtech Holdings, Inc.                              35,879              323
-   Personnel Group of America, Inc.                   109,896              323
    Resource Asset Investment
      Trust REIT                                        29,300              322
-   Century Business Services, Inc.                    166,300              322
-   Cumulus Media Inc.                                  35,300              322
-   Progenics Pharmaceuticals, Inc.                     22,600              322
-   Questcor Pharmaceuticals, Inc.                     171,500              322
-   Metretek Technologies, Inc.                         47,600              321

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    TransTechnology Corp.                               29,200        $     321
    Angelica Corp.                                      40,100              321
-   JLM Industries, Inc.                                91,500              320
-   Multiple Zones International, Inc.                  79,800              319
    R & G Financial Corp. Class B                       40,200              319
-   Canandaigua Brands, Inc. Class B                     6,375              319
    TF Financial Corp.                                  23,312              318
    BankFirst Corp.                                     38,500              318
    Washington Trust Bancorp, Inc.                      21,500              317
    Great Southern Bancorp, Inc.                        18,200              316
-   TheStreet.com, Inc.                                 54,350              316
-   Department 56 Inc.                                  28,700              316
-   Shoney's Inc.                                      252,400              316
-   Viisage Technology, Inc.                           107,400              315
    Apex Mortgage Capital, Inc. REIT                    37,100              315
-   US Physical Therapy, Inc.                           29,300              315
    Titanium Metals Corp.                               67,100              315
-   Drypers Corp.                                      201,108              314
-   Mediware Information
      Systems, Inc.                                     48,300              314
-   Epicor Software Corp.                              125,512              314
-   Wackenhut Corp.                                     24,200              313
    Omnova Solutions Inc.                               50,000              313
-   The IT Group, Inc.                                  64,008              312
-   Champion Enterprises, Inc.                          63,914              312
-   Ideamall, Inc.                                      64,600              311
-   TCSI Corp.                                         152,829              310
-   Kendle International Inc.                           39,400              310
-   Zonagen, Inc.                                       94,900              310
-   National Techteam, Inc.                             87,700              310
-   Comfort Systems USA, Inc.                           77,400              310
-   Vlasic Foods International, Inc.                   189,800              308
-   Gilman & Ciocia, Inc.                               66,500              308
    State Financial Services Corp.
      Class A                                           32,100              307
-   Sola International Inc.                             62,600              305
-   Coda Music Technology, Inc.                         72,400              304
-   Cypress Bioscience, Inc.                           152,100              304
-   Healthcare Services Group, Inc.                     67,514              304
-   Sierra Health Services                              95,303              304
    Cooper Cos., Inc.                                    8,300              302
-   Catalina Lighting, Inc.                             63,500              302
    Home Bancorp                                        17,000              300
-   INSO Corp.                                          57,400              298
-   J. Jill Group, Inc.                                 45,700              297
    Main Street Bancorp, Inc.                           33,182              294
-   Komag, Inc.                                        167,000              292
-   Princeton Video Image, Inc.                         50,700              292
-   ResortQuest International, Inc.                     56,700              291
-   autobytel.com inc.                                  46,800              288
-   Computron Software, Inc.                           107,000              288
    U.S.B. Holding Co., Inc.                            20,334              287
-   CoStar Group, Inc.                                  11,459              287
-   Price Enterprises, Inc.                             42,668              287
-   Ursus Telecom Corp.                                 44,100              287
-   Colorado MEDtech, Inc.                              45,300              286
    First of Long Island Corp.                           8,350              284
    Hancock Fabrics, Inc.                               66,900              284
-   PJ America Inc.                                     29,100              284
-   Rush Enterprises, Inc.                              50,900              283
    Landmark Bancshare, Inc.                            18,700              283
-   Wiser Oil Co.                                       90,400              283
-   Donna Karan International Inc.                      44,300              282
    Commercial Net Lease Realty REIT                    26,700              280
-   Boron, LePore & Associates, Inc.                    30,100              278
-   Global Vacation Group, Inc.                         94,700              278
-   Aspeon Inc.                                         56,800              277
-   Aviall Inc.                                         56,000              277
-   Caminus Corp.                                       11,270              276
-   En Pointe Technologies, Inc.                        31,500              276
-   Concur Technologies, Inc.                           65,700              275
-   Ames Department Stores, Inc.                        35,409              274
-   Encompass Services Corp.                            47,495              273
-   Pegasus Solutions Inc.                              25,100              273
    Ryerson Tull, Inc.                                  26,277              273
-   JWGenesis Financial Corp.                           31,116              272
-   Universal Stainless & Alloy
      Products, Inc.                                    40,700              272
    Marion Capital Holdings                             13,100              272
    Cavalry Bancorp, Inc.                               23,400              271
-   OneMain.com, Inc.                                   24,000              270
    First Source Corp.                                  17,170              269
-   Playboy Enterprises Inc. Class A                    22,850              268
    Penn Engineering &
      Manufacturing Corp. Class A                        8,300              268
-   Enchira Biotechnology Corp.                         43,014              266
    BMC Industries, Inc.                                65,504              266
-   William Lyon Homes, Inc.                            40,100              266
-   Natrol, Inc.                                        81,700              266
-   Integrated Electrical Services,Inc.                 51,700              265
-   Data Systems & Software, Inc.                       56,500              265
-   Loews Cineplex
      Entertainment Corp.                               83,000              265
    Guaranty Federal Bancshares, Inc.                   26,100              264
-   Ariel Corp.                                         89,900              264
    Alabama National BanCorporation                     13,300              264
    Guilford Mills, Inc.                                61,925              263
-   WHX Corp.                                           47,564              262
-   Medialink Worldwide, Inc.                           37,600              261
    Boston Acoustics, Inc.                              23,500              259
-   iVillage Inc.                                       30,600              258
-   ONI Sytems Corp.                                     2,200              258
-   Metro Information Services, Inc.                    25,700              257
-   Marvell Technology Group Ltd.                        4,500              257
    Delhaize America, Inc. Class B                      16,668              256
    FirstSpartan Financial Corp.                        14,800              255
-   Matrix Bancorp, Inc.                                37,800              255
-   Tickets.com, Inc.                                   74,800              255
-   Acceptance Insurance Cos. Inc.                      50,900              255
    Merchants Group, Inc.                               15,100              253
-   Able Telcom Holding Corp.                          122,400              252
-   Stratos Lightwave, Inc.                              9,000              251
-   Lakes Gaming, Inc.                                  28,200              250
    Peekskill Financial Corp.                           11,500              250
-   Coeur D'Alene Mines Corp.                          102,500              250
-   Navigant Consulting, Inc.                           58,490              249
-   MeriStar Hotels & Resorts,
      Inc. REIT                                         86,200              248
-   American Science &
      Engineering, Inc.                                 45,000              248
-   ZapMe! Corp.                                        89,700              247
    Omega Healthcare Investors,
      Inc. REIT                                         54,641              246

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Seven Seas Petroleum Inc.                          206,700        $     245
-   Home Products International Inc.                    63,320              245
    Lindsay Manufacturing Co.                           12,500              245
-   Consolidated Graphics, Inc.                         26,000              244
-   EPIQ Systems, Inc.                                  22,400              244
    Green Mountain Power Corp.                          29,307              242
    Newmil Bancorp, Inc.                                23,900              241
-   Keystone Consolidated
      Industries, Inc.                                  63,919              240
-   Transworld Healthcare Inc.                         119,445              239
-   Willis Lease Finance Corp.                          38,000              238
-   American Dental Partners, Inc.                      33,900              237
-   Nastech Pharmaceutical Co., Inc.                    52,300              237
-   CopyTele, Inc.                                     151,000              236
-   Atlantic Coast Airlines
      Holdings Inc.                                      7,400              235
    First Essex Bancorp, Inc.                           14,600              233
-   Nextel Partners, Inc.                                7,100              231
    Astro-Med, Inc.                                     41,850              230
-   Forcenergy Inc.                                     11,400              229
    Southern Financial Bancorp, Inc.                    17,500              228
-   Alliance Gaming Corp.                               92,928              227
    City Holding Co.                                    38,316              225
-   onlinetradinginc.com                                43,600              223
-   Emcee Broadcast Products, Inc.                      47,000              223
-   Rainmaker Systems, Inc.                             82,500              222
-   CDnow Inc.                                          71,346              221
-   Circle.com                                          59,775              220
    Second Bancorp, Inc.                                14,400              219
    Dimon Inc.                                         102,850              219
-   Peapod, Inc.                                        71,500              217
-   Escalade, Inc.                                      12,605              216
-   Applied Graphics
      Technologies, Inc.                                50,700              215
-   Docucorp International                              57,440              215
-   BioLase Technology, Inc.                            90,600              215
    Pacific Gateway Properties Inc.                     18,000              215
-   1-800-FLOWERS.COM, Inc.                             41,900              215
-   Delta Woodside                                      97,900              214
    Golden Enterprises Inc.                             69,500              213
-   Aztec Technology Partners, Inc.                     96,968              212
-   Success Bancshares, Inc.                            19,500              212
    BeautiControl Cosmetics                             52,550              212
-   Morrison Knudsen Corp.                              29,200              212
-   Labtec, Inc.                                        21,600              211
    Gold Banc Corp., Inc.                               41,900              210
-   ZeroPlus.com, Inc.                                  66,900              209
-   Bio-logic Systems, Corp.                            34,100              209
-   Roy F. Weston, Inc.                                 67,600              207
-   Zila, Inc.                                          54,300              207
    East Texas Financial Services, Inc.                 24,000              207
-   Autoweb.com, Inc.                                   97,400              207
    HealthPlan Services Corp.                           89,500              207
    Enesco Group, Inc.                                  43,500              207
-   Intermune Pharmaceuticals                            5,000              207
-   Pure Resources, Inc.                                11,500              206
-   Interlogix, Inc.                                    14,922              205
-   Systemax Inc.                                       52,846              205
-   AML Communications, Inc.                            68,000              204
-   Capstone Turbine Corp.                               4,500              203
-   JLK Direct Distribution Inc.
      Class A                                           39,300              201
-   SEEC, Inc.                                          45,900              201
-   Greka Energy Corp.                                  21,800              199
    Westbanco Inc.                                       8,200              199
-   Egghead.com, Inc.                                   67,614              199
-   HORIZON Pharmacies, Inc.                            58,800              198
    Harbor Federal Bancorp, Inc.                        12,000              198
-   Hecla Mining Co.                                   175,800              198
    LSB Bancshares, Inc.                                16,100              197
-   Food Technology Service, Inc.                       54,250              197
-   Superior Consultant
      Holdings Corp.                                    41,300              196
    California Independent Bancorp                       8,706              196
    Vulcan International Corp.                           5,900              196
-   LendingTree, Inc.                                   26,000              195
    United Mobile Homes, Inc. REIT                      23,600              195
-   Carson Inc.                                         43,100              194
    Heritage Financial Corp.                            22,200              193
-   Bizznessonline.com, Inc.                            36,700              193
-   InterDent, Inc.                                     53,874              192
-   MediaBay, Inc.                                      61,200              191
-   Carrington Labs Inc.                                88,272              190
-   Bio-Plexus, Inc.                                    75,938              190
    PMR Corp.                                           56,500              187
-   Silicon Laboratories Inc.                            3,500              186
-   Lechters Corp.                                     143,700              184
-   NTN Communications, Inc.                            75,300              184
-   Acmat Corp. Class A                                 22,400              183
-   Famous Dave's of America, Inc.                      41,300              183
-   Burlington Industries, Inc.                        107,100              181
    MFB Corp.                                           11,000              179
    CKE Restaurants Inc.                                59,774              179
-   Federal Agricultural Mortgage
      Corp. Class A                                     10,400              178
    Senior Housing Properties
      Trust REIT                                        22,420              178
    BNP Residential Properties, Inc.                    21,100              177
-   Selectica, Inc.                                      2,500              175
-   Carmike Cinemas, Inc. Class A                       45,100              175
-   E-Stamp Corp.                                       93,000              174
-   Hawk Corp. Class A                                  23,000              174
-   Sybron Chemicals, Inc.                               7,900              173
-   Vizacom Inc.                                        67,092              172
-   Raytel Medical Corp.                                98,200              172
-   800 Travel Systems, Inc.                            85,600              171
-   Nobility Homes, Inc.                                34,000              170
-   Graphic Packaging
      International Corp.                               79,600              169
    Heilig-Meyers Co.                                  142,418              169
-   Niku Corp.                                           5,000              169
    First Bancorp North Carolina                        12,150              169
-   Phoenix International Ltd., Inc.                    55,900              168
-   eGames, Inc.                                       121,800              167
-   Terra Industries, Inc.                             154,942              165
-   GST Telecommunications Inc.                        171,600              164
    US Bancorp, Inc.                                    45,700              163
-   Quintel Communications, Inc.                        53,000              162
-   The Pathways Group, Inc.                           161,900              162
-   Accelerated Networks, Inc.                           3,800              160
    Nitches Inc.                                        30,128              160
-   Industrial Distribution Group, Inc.                 64,000              160
    Craftmade International, Inc.                       23,400              158

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   OnHealth Network Co.                                67,800        $     157
-   Display Technologies, Inc.                          53,079              156
-   Belmont Bancorp.                                    56,640              156
-   U.S. Energy Corp.                                   61,670              154
    CVB Financial Corp.                                  9,750              154
-   Foamex International, Inc.                          25,400              154
    Independent Bank Corp.                              11,305              153
-   Budget Group, Inc.                                  37,100              153
-   Minolta-QMS, Inc.                                   48,617              152
-   VIB Corp.                                           25,259              152
-   TSR, Inc.                                           27,500              151
-   Handspring, Inc.                                     5,600              151
    Greater Delaware Valley
      Savings Bank                                      19,300              150
    Three Rivers Bancorp, Inc.                          22,850              150
-   Renaissance Worldwide, Inc.                         95,500              149
-   Wackenhut Corp. Class B                             15,862              149
    Urstadt Biddle Properties REIT                      21,800              149
-   Equivest Finance, Inc.                              42,275              148
-   HomeBase, Inc.                                      94,300              147
    United Guardian, Inc.                               31,800              147
-   Hanger Orthopedic Group, Inc.                       29,700              147
-   Crescent Operating, Inc. REIT                      101,680              146
-   C2, Inc.                                            20,000              145
-   I-Link Inc. Series N Pfd.                               75              145
-   Drug Emporium, Inc.                                104,930              144
    TriCo Bancshares                                     8,600              142
-   E-Z-EM, Inc. Class A                                21,800              142
-   Hawthorne Financial Corp.                           18,200              141
    ABC Bancorp                                         14,600              141
-   Obie Media Corp.                                    17,510              140
    Bowl America, Inc. Class A                          17,745              140
-   Sonic Innovations, Inc.                              7,500              139
-   ShoLodge, Inc.                                      39,333              138
-   Dynamics Research Corp.                             15,800              136
-   Fourth Shift Corp.                                  45,400              136
-   Craig Corp.                                         35,023              136
-   The Rottlund Co.                                    50,300              135
-   Towne Services, Inc.                               143,800              135
    G & L Realty Corp. REIT                             18,571              135
-   Perini Corp.                                        38,400              134
-   Royal Gold, Inc.                                    48,300              133
-   Community Capital Corp.                             21,210              133
-   K-tel International, Inc.                           61,900              132
-   Pinnacle Global Group, Inc.                         32,775              131
    Liberte Investors, Inc.                             40,400              129
-   Steinway Musical Instruments Inc.                    7,800              129
-   Ceres Group, Inc.                                   21,500              128
-   Cardinal Financial Corp.                            25,200              128
-   ATEC Group, Inc.                                    60,000              128
-   Delta Financial Corp.                               77,900              127
-   InsWeb Corp.                                        59,200              126
    Pilgrim's Pride Corp. Class A                       23,100              126
-   Republic First Bancorp, Inc.                        27,030              125
-   Nematron Corp.                                      63,000              124
-   Strouds, Inc.                                       69,100              123
-   Agritope, Inc.                                      19,220              123
-   Universal Access, Inc.                               5,000              123
    Imperial Sugar Co.                                  93,302              122
-   Paul-Son Gaming Corp.                               35,500              122
-   Women.com Networks, Inc.                            58,800              121
-   Capital Trust Class A                               30,300              121
-   Lason Holdings, Inc.                                48,437              121
-   Merisel, Inc.                                      161,310              121
-   Official Payments Corp.                             27,900              120
    Kentucky First Bancorp, Inc.                        11,600              118
-   Ashford.com, Inc.                                   41,100              118
    Peoples Holding Co.                                  5,900              118
-   Simula, Inc.                                        58,900              118
    Harrodsburg First Financial
      Bancorp                                            9,800              118
-   American Wagering, Inc.                             38,700              116
    Pillowtex Designs                                   27,111              115
    Prime Retail, Inc. REIT                             91,700              115
-   Gallery of History, Inc.                            25,900              113
-   AHT Corporation                                     56,500              113
-   Virbac Corp.                                        31,110              113
    Reliance Group Holdings                            150,114              113
    DeWolfe Companies, Inc.                             15,500              112
-   Peerless Systems Corp.                              57,500              111
    Public Storage, Inc. REIT-
      Depositary Shares A                                5,356              111
-   Cellular Technical Services                         13,565              110
-   Metal Management, Inc.                              94,800              110
-   The Right Start, Inc.                               23,900              109
-   Mansur Industries, Inc.                             40,500              109
-   Florsheim Group Inc.                                55,315              107
-   US SEARCH.com Inc.                                  53,300              107
-   Aquila Biopharmaceuticals, Inc.                     35,620              105
-   American Aircarriers Support, Inc.                  27,900              105
    Commercial Bank of New York                          8,900              105
-   Mail.Com, Inc.                                      18,385              105
-   Newcor, Inc.                                        43,880              104
-   Ohio Art Co.                                        14,800              104
    Peoples BancTrust Co., Inc.                          9,000              104
-   Bank Plus Corp.                                     34,100              103
    Oregon Steel Mills, Inc.                            53,100              103
-   BioSpecifics Technology                             40,800              102
-   PlanetRx.com, Inc.                                  66,900              100
-   Charles River Laboratories, Inc.                     4,500              100
-   Webhire, Inc.                                       24,900               99
-   Ampex Corp. Class A                                 57,800               98
-   Darling International, Inc.                         77,900               97
    Big Foot Financial Corp.                             8,800               97
-   Alterra Healthcare Corp.                            48,600               97
    Peoples Bancorp of
      North Carolina                                     7,271               97
    First M&F Corp.                                      4,653               96
-   Fresh America Corp.                                 44,700               95
-   Eagle Food                                          91,800               95
-   IGI, Inc.                                           68,500               94
-   MAI Systems Corp.                                  150,575               94
-   Central Financial
      Acceptance Corp.                                  22,900               93
-   Manufacturers' Services Limited                      4,500               93
-   Advanced Nutraceuticals, Inc.                       44,900               90
-   Clean Harbors Inc.                                  43,500               90
-   Natural Alternatives
      International, Inc.                               49,500               90
-   Uniroyal Technology Corp.                            8,000               89
    Oakwood Homes Corp.                                 48,500               88
-   Play By Play Toys & Novelties, Inc.                 52,000               88

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                              SHARES            (000)
-------------------------------------------------------------------------------
-   Response Oncology, Inc.                             96,603        $      88
    German American Bancorp                              5,990               87
-   Promotions.com, Inc.                                17,300               87
-   Wavo Corp.                                         115,100               86
-   VCampus Corp.                                        9,800               86
-   Tor Minerals International, Inc.                    40,700               85
-   The Sports Authority, Inc.                          74,200               83
-   Monarch Dental Corp.                                25,000               83
    Timberland Bancorp, Inc.                             7,600               82
-   Magellan Health Services, Inc.                      65,700               82
-   Brass Eagle Inc.                                    16,400               82
-   Paging Network, Inc.                               113,300               81
-   Virage, Inc.                                         4,500               81
    Horizon Financial Corp.                              9,000               81
    Avado Brands, Inc.                                  53,976               81
-   National Record Mart, Inc.                          53,000               80
-   Isignia Systems, Inc.                               11,200               78
-   quepasa.com, inc.                                   48,200               78
-   Party City Corp.                                    28,800               78
    Arch Communications Group, Inc.
      Warrants Exp.     9/1/2001                        82,832               78
-   JFAX.COM, Inc.                                      48,300               77
-   Beyond.com Corp.                                    57,100               77
-   Analytical Surveys, Inc.                            24,700               76
-   GalaGen Inc.                                        39,200               76
-   UniCapital Corp.                                   151,200               76
    West Coast Bancorp                                   7,440               74
-   BigStar Entertainment, Inc.                         69,900               74
-   SafeScience, Inc.                                   14,100               74
-   Consumer Portfolio Services, Inc.                   71,600               74
-   Netsmart Technologies, Inc.                         14,133               73
-   eCollege.com Inc.                                   16,600               73
-   Coram Healthcare Corp.                             199,929               72
-   Socrates Technologies Corp.                        110,100               72
-   Profile Technologies, Inc.                          29,500               71
-   ImproveNet, Inc.                                    28,000               70
-   Universal American
      Financial Corp.                                   17,500               70
-   CRIIMI MAE, Inc. REIT                               50,351               69
-   Fresh Foods Inc.                                    27,600               69
-   Crown Media Holdings, Inc.                           4,500               69
    Frontier Insurance Group, Inc.                      91,850               69
-   360networks Inc.                                     4,500               69
-   VitalCom Inc.                                       42,200               69
    Crown Crafts, Inc.                                  56,740               67
    Acadia Realty Trust REIT                            11,800               67
    Unity Bancorp, Inc.                                 17,225               67
-   Mossimo, Inc.                                       84,800               66
    Allied Products Corp.                               42,101               66
    America First Mortgage
      Investments, Inc. REIT                            13,100               66
-   Adams Golf, Inc.                                    47,100               65
-   Dunn Computer Corp.                                 33,200               64
-   Audio Visual Services Corp.                         90,900               62
-   Hauser, Inc.                                        34,800               61
-   Schick Technologies, Inc.                           40,000               60
-   Waterlink, Inc.                                     23,900               60
-   E Com Ventures, Inc.                                23,200               59
-   National Bancshares Corp.
      of Texas                                           4,300               59
    FNB Financial Services Corp.                         4,400               57
-   Research Partners
      International, Inc.                               35,100               57
-   Glacier Water Services, Inc.                         4,800               57
-   Quokka Sports, Inc.                                  6,800               55
-   iPrint.com, Inc.                                    11,100               54
-   Value America, Inc.                                 49,700               54
-   Lifeway Foods, Inc.                                  8,000               54
-   Horizon Medical Products, Inc.                      28,200               53
-   MIPS Technologies, Inc.                              1,241               53
-   Technisource, Inc.                                  13,600               53
-   theglobe.com, inc.                                  30,600               53
    Carolina Southern Bank                               4,255               52
-   Click Commerce, Inc.                                 2,300               52
-   H.T.E., Inc.                                        39,300               52
    Wainwright Bank & Trust Co.                          7,000               51
-   audiohighway.com                                    22,100               50
-   Creditrust Corp.                                    37,300               49
-   Medtox Scientific, Inc.                              4,720               47
-   Technical Communications Corp.                      14,000               46
    GSB Financial Corp.                                  2,800               46
-   Outlook Group Corp.                                  8,000               46
-   Gartner Group, Inc. Class B                          4,600               45
-   Capital Title Group, Inc.                           32,300               45
-   Avenue A, Inc.                                       5,000               44
    Ecology and Environment, Inc.                        6,925               43
-   Onvia.com, Inc.                                      5,000               43
-   DemandStar.com, Inc.                                38,500               41
-   PhyCor, Inc.                                        64,825               41
-   Shoe Pavilion, Inc.                                 21,100               40
-   Sun Community Bancorp, Ltd.                          3,800               39
-   LINC Capital, Inc.                                  56,300               39
-   Worldtex Inc.                                      111,944               38
-   Checkers Drive-In
      Restaurants, Inc.                                  8,700               38
-   Miller Exploration Co.                              26,600               38
-   Elan Corp. Contingent Value Rights                  73,339               37
-   Fogdog, Inc.                                        28,300               36
    Herbalife International Class A                      4,100               36
-   Astronics Corp.                                      3,800               35
-   Pets.com                                            15,400               35
-   International Microcomputer
      Software, Inc.                                    42,500               34
-   The TesseracT Group, Inc.                           85,700               33
-   Allied Devices Corp.                                11,200               33
-   Ecogen, Inc.                                        32,940               33
-   EA Engineering Sciences and
      Technology Inc.                                   41,700               33
-   Medical Dynamics, Inc.                              63,700               32
-   Hotelworks.com Inc.                                 84,800               32
-   Barnwell Industries, Inc.                            2,000               32
    Eastern Virginia Bankshares, Inc.                    2,100               32
-   Oriole Homes Corp. Class B                          19,300               31
-   Accelr8 Technology Corp.                            52,400               31
    FNB Corp.                                            3,100               31
-   Amresco, Inc.                                       54,400               31
-   Advantage Marketing
      Systems, Inc.                                      6,600               30
-   Contour Energy Co.                                  14,800               30
-   Kevco, Inc.                                         21,000               30

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
-   Applied Biometrics, Inc.                            11,900        $      28
-   Interstate Hotels Corp. REIT                         9,509               28
-   Gold Reserve Inc. Class A                           40,100               28
-   Navarre Corp.                                       20,300               27
-   SCB Computer Technology, Inc.                       12,400               26
-   AMF Bowling, Inc.                                  130,401               24
-   Sunbeam Corp. Warrants
      Exp.  8/24/2003                                   35,538               24
-   President Casinos                                   26,213               24
-   ARTISTdirect, Inc.                                   7,500               23
-   Popmail.com, Inc.                                   23,100               23
    J.M. Smucker Co. Class B                             1,200               23
-   CD Warehouse, Inc.                                  13,800               22
-   Little Switzerland, Inc.                            55,000               22
-   Female Health Co.                                   37,600               22
-   American Coin
      Merchandising, Inc.                                8,800               22
-   Safeguard Health
      Enterprises, Inc.                                 33,565               22
-   Safety-Kleen Corp.                                 295,625               21
    First Federal Bancorp, Inc.                          3,300               20
-   ICH Corp.                                            3,520               19
-   Barrister Information
      Systems Corp.                                     18,000               19
-   Mark Solutions, Inc.                                16,000               19
-   Bel Fuse, Inc.-Class A                                 700               19
-   GSV, Inc.                                           50,000               19
-   Davel Communications, Inc.                          54,300               19
-   Sunterra Corp.                                      62,450               18
-   National Research Corp.                              3,400               17
-   Einstein/Noah Bagel Corp.                          180,700               17
    Mystic Financial, Inc.                               1,400               17
-   Egreetings Network, Inc.                            11,700               16
-   Epimmune Inc.                                        2,300               15
    Reader's Digest Assn., Inc. Class B                    400               15
-   Merry Land Properties, Inc. REIT                     2,750               14
-   Stage Stores, Inc.                                  93,500               14
    Bandag, Inc. Class A                                   600               14
    First Southern Bancshares                            1,600               14
-   Musicmaker.com, Inc.                                 7,000               14
-   Aames Financial Corp.                               15,420               13
-   Central European
      Distribution Corp.                                 3,000               13
    Hubbell Inc. Class A                                   500               13
-   Genesis Health Ventures Inc.                        71,650               13
-   Dispatch Management
      Services Corp.                                     9,500               12
-   United Road Services, Inc.                           3,920               12
-   Streamline.com, Inc.                                 4,000               12
-   Registry Magic, Inc.                                 4,900               11
-   Horizon Group Properties,
      Inc. REIT                                          3,415               11
-   U.S. Office Products Co.                            29,011               11
-   Inacom Corp.                                       180,600               11
-   Hudson Technology, Inc.                              5,600               11
-   The Plastic Surgery Co.                              3,700               10
    First Midwest Financial, Inc.                        1,050               10
-   Family Golf Centers, Inc.                           39,200                9
-   Focus Affiliates, Inc.                               7,800                9
-   CRIIMI MAE, Inc. 12% Series F
      Cvt. Pfd.                                          1,527                8
-   Landec Corp.                                         1,500                8
-   Mobile America Corp.                                 3,400                7
-   Starmet Corp.                                        3,200                7
    L. S. Starrett Co. Class B                             400                7
-   Williams Controls, Inc.                              3,700                7
-   Gradco Systems, Inc.                                 4,000                7
-   MCM Capital Group, Inc.                              8,000                7
-   Donnkenny, Inc.                                      8,650                6
-   The Knot, Inc.                                       1,500                6
-   OMNI Energy Services Corp.                           7,400                6
-   CoActive Marketing Group, Inc.                       2,000                5
-   Let's Talk Cellular & Wireless, Inc.                30,000                5
-   SMC Corp.                                            1,400                4
-   ProcureNet, Inc.                                    21,000                3
-   Matthews Studio
      Equipment Group                                   69,900                3
-   WPI Group, Inc.                                      1,500                2
-   Santa Barbara Restaurant Group                       2,300                2
-   Decora Industries, Inc.                              4,800                2
-   Continucare Corp.                                    3,000                2
-   Heartland Technology, Inc                            2,300                2
-   Styling Technology Corp.                             3,200                2
-   Filene's Basement Corp.                            135,650                1
-   The Banc Stock Group, Inc.                           1,000                1
-   System Software Associates, Inc.                    30,612                1
-   Prolong International Corp.                          2,500                1
-   Paracelsus Healthcare Corp.                         15,000                1
-   American Homestar Corp.                                630                1
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $4,841,523)                                                 5,984,532
-------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.6%)(1)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.22%, 8/17/2000                                 $   1,000              992
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.17%, 7/20/2000                                     3,000            2,991
(2) 6.49%, 8/3/2000                                      2,000            1,988
(2) 6.56%, 8/10/2000                                     2,000            1,986
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.71%, 7/3/2000--Note G                            352,682          352,682
    6.71%, 7/3/2000                                    102,833          102,833
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $463,472)                                                     463,472
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.8%)
    (COST $5,304,995)                                                 6,448,004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         MARKET
EXTENDED MARKET                                                          VALUE*
INDEX FUND                                                                (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (-5.8%)
-------------------------------------------------------------------------------
Other Assets--Note B                                                 $   87,349
Security Lending Collateral Payable to
    Brokers--Note G                                                    (352,682)
Other Liabilities                                                       (85,743)
                                                                     ----------
                                                                       (351,076)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $6,096,928
===============================================================================

*   See Note A in Notes to Financial Statements.

-   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 5.8%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $7,957,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.


-------------------------------------------------------------------------------

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
Paid in Capital                                                      $4,550,814
Undistributed Net Investment Income                                      22,611
Accumulated Net Realized Gains                                          382,181
Unrealized Appreciation (Depreciation)--
   Note F
   Investment Securities                                              1,143,009
   Futures Contracts                                                     (1,687)
-------------------------------------------------------------------------------
 NET ASSETS                                                          $6,096,928
===============================================================================

Investor Shares--Net Assets
Applicable to 138,967,435 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $5,028,024
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $36.18
===============================================================================

Institutional Shares--Net Assets
Applicable to 29,510,427 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $1,068,904
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $36.22
===============================================================================

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX FUND                                      SHARES            (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
-------------------------------------------------------------------------------
-   Vitesse Semiconductor Corp.                        246,800        $  18,155
-   Univision Communications Inc.                      136,300           14,107
    Dynegy, Inc.                                       201,900           13,792
-   Millennium Pharmaceuticals, Inc.                   121,100           13,548
-   Jabil Circuit, Inc.                                251,800           12,496
-   Sepracor Inc.                                       96,500           11,640
-   Forest Laboratories, Inc.                          112,100           11,322
    Stryker Corp.                                      258,600           11,314
-   Chiron Corp.                                       237,800           11,296
-   Calpine Corp.                                      169,300           11,131
-   Intuit, Inc.                                       267,000           11,047
-   Rational Software Corp.                            117,500           10,920
-   Atmel Corp.                                        293,600           10,827
-   Waters Corp.                                        84,000           10,484
    Symbol Technologies, Inc.                          181,375            9,794
-   IVAX Corp.                                         206,950            8,588
    Cintas Corp.                                       221,650            8,132
    Telephone & Data Systems, Inc.                      80,300            8,050
-   Nabors Industries, Inc.                            193,300            8,034
-   SCI Systems, Inc.                                  192,300            7,536
-   Integrated Device Technology Inc.                  123,800            7,413
    BroadWing Inc.                                     282,772            7,334
-   Concord EFS, Inc.                                  281,100            7,309
-   Noble Drilling Corp.                               177,400            7,307
-   CDW Computer Centers, Inc.                         115,100            7,194
-   Fiserv, Inc.                                       162,650            7,035
-   Vishay Intertechnology, Inc.                       182,527            6,925
-   IDEC Pharmaceuticals Corp.                          58,800            6,898
-   BJ Services Co.                                    110,100            6,881
-   Robert Half International, Inc.                    235,800            6,720
-   Cypress Semiconductor Corp.                        158,200            6,684
-   Genzyme Corp.                                      112,300            6,675
-   Cadence Design Systems, Inc.                       326,200            6,646
-   Global Marine, Inc.                                232,500            6,554
    ENSCO International, Inc.                          182,600            6,539
    Devon Energy Corp.                                 114,568            6,437
-   Burr-Brown Corp.                                    74,200            6,432
-   QLogic Corp.                                        97,300            6,428
-   E*TRADE Group, Inc.                                386,245            6,373
-   DST Systems, Inc.                                   83,300            6,341
-   Macromedia, Inc.                                    65,300            6,314
    Reliastar Financial Corp.                          118,530            6,215
-   Electronic Arts Inc.                                85,100            6,207
    Washington Post Co. Class B                         12,670            6,056
-   Microchip Technology, Inc.                         103,500            6,030
    Marshall & Ilsley Corp.                            138,100            5,731
-   Weatherford International, Inc.                    143,695            5,721
    Reader's Digest Assn., Inc.
      Class A                                          139,400            5,541
    KeySpan Corp.                                      177,300            5,452
-   SunGard Data Systems, Inc.                         174,200            5,400
-   Dollar Tree Stores, Inc.                           136,100            5,384
-   NVIDIA Corp.                                        82,400            5,238
    Kinder Morgan, Inc.                                151,200            5,226
    Zions Bancorp                                      113,500            5,209
-   Westwood One, Inc.                                 148,700            5,074
    AMBAC Financial Group Inc.                          92,500            5,070
-   SPX Corp.                                           41,700            5,043
-   MiniMed, Inc.                                       42,100            4,968
    Montana Power Co.                                  139,800            4,937
-   Park Place Entertainment                           402,500            4,905
-   Smith International, Inc.                           66,800            4,864
-   TriQuint Semiconductor, Inc.                        50,800            4,861
-   Micrel, Inc.                                       111,200            4,830
-   Hispanic Broadcasting Corp.                        144,100            4,773
    A.G. Edwards & Sons, Inc.                          118,100            4,606
    Comdisco, Inc.                                     201,700            4,500
    Family Dollar Stores, Inc.                         226,700            4,435
    Consolidated Papers                                120,800            4,417
-   Polycom, Inc.                                       46,800            4,404
-   Health Management Associates
      Class A                                          330,300            4,315
    Northeast Utilities                                196,800            4,280
-   Symantec Corp.                                      78,700            4,245
-   Quest Diagnostics, Inc.                             58,800            4,208
-   Quanta Services, Inc.                               76,500            4,208
-   Gilead Sciences, Inc.                               59,000            4,196
    Legg Mason Inc.                                     83,200            4,160
-   TranSwitch Corp.                                    53,300            4,114
    Hannaford Brothers Co.                              57,200            4,111
    LG&E Energy Corp.                                  171,800            4,102
    Allegheny Energy, Inc.                             146,300            4,005
-   Arrow Electronics, Inc.                            127,900            3,965
-   CheckFree Holdings Corp.                            76,700            3,955
      Potomac Electric Power Co.                       157,000            3,925
-   CSG Systems International, Inc.                     69,100            3,874
    DPL Inc.                                           175,113            3,842
    R.J. Reynolds Tobacco
      Holdings, Inc.                                   137,000            3,827
-   American Standard Cos., Inc.                        93,000            3,813
-   Network Associates, Inc.                           183,800            3,745
    Allmerica Financial Corp.                           71,100            3,724
-   Jones Apparel Group, Inc.                          156,918            3,688
-   Grant Prideco, Inc.                                143,695            3,592
-   Powerwave Technologies, Inc.                        81,200            3,573
-   MarchFirst, Inc.                                   194,600            3,551
    DQE Inc.                                            89,700            3,549
    Murphy Oil Corp.                                    59,600            3,542
    First Security Corp.                               260,200            3,529
    North Fork Bancorp, Inc.                           230,200            3,482
    Avnet, Inc.                                         58,400            3,460
-   Incyte Genomics, Inc.                               42,100            3,460
    Viad Corp.                                         124,200            3,384
    SCANA Corp.                                        138,799            3,349
    TECO Energy, Inc.                                  166,000            3,330
-   Semtech Corp.                                       43,200            3,304
-   Sawtek Inc.                                         56,300            3,241
    American Water Works Co., Inc.                     129,600            3,240
    Manpower Inc.                                      100,600            3,219
-   BJ's Wholesale Club, Inc.                           97,500            3,218
-   Synopsys, Inc.                                      92,900            3,211
    Wisconsin Energy Corp.                             159,600            3,162
    Hormel Foods Corp.                                 187,500            3,152
-   Ocean Energy, Inc.                                 222,000            3,150
    Energy East Corp.                                  164,200            3,130
-   Acxiom Corp.                                       114,800            3,128
    Mylan Laboratories, Inc.                           171,300            3,126
-   Express Scripts                                     50,200            3,119
-   Adtran, Inc.                                        51,200            3,066
-   Chris-Craft Industries, Inc.                        46,266            3,056
-   Outback Steakhouse                                 103,400            3,024
    NSTAR                                               74,200            3,019
    Bowater Inc.                                        68,300            3,014

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX FUND                                      SHARES            (000)
-------------------------------------------------------------------------------
-   Tech Data Corp.                                     69,100        $   3,010
-   The Titan Corp.                                     67,200            3,007
    Harris Corp.                                        91,700            3,003
    NiSource, Inc.                                     160,500            2,989
    Banknorth Group, Inc.                              195,200            2,989
    McCormick & Co., Inc.                               91,100            2,961
    ICN Pharmaceuticals, Inc.                          105,200            2,926
    International Speedway Corp.                        70,400            2,913
-   Hanover Compressor Co.                              76,500            2,907
    Tidewater Inc.                                      80,200            2,887
    First Tennessee National Corp.                     172,300            2,854
    Ultramar Diamond
      Shamrock Corp.                                   115,000            2,853
-   Varco International, Inc.                          121,272            2,820
-   Pacificare Health Systems, Inc.                     46,600            2,805
-   Apollo Group, Inc. Class A                          99,600            2,789
    The PMI Group Inc.                                  58,450            2,776
    C.H. Robinson Worldwide, Inc.                       56,070            2,775
-   CommScope, Inc.                                     67,600            2,772
-   Valassis Communications, Inc.                       72,500            2,764
-   Informix Corp.                                     371,200            2,761
    Noble Affiliates, Inc.                              73,900            2,753
    TCF Financial Corp.                                107,100            2,751
-   Santa Fe Snyder Corp.                              241,500            2,747
-   Sybron International Corp.                         138,600            2,746
    Southdown, Inc.                                     47,536            2,745
-   Sybase, Inc.                                       118,800            2,732
    Compass Bancshares Inc.                            159,900            2,728
    A. H. Belo Corp. Class A                           157,400            2,725
    Alliant Energy Corp.                               104,600            2,720
    Sonoco Products Co.                                131,700            2,708
    Herman Miller, Inc.                                104,200            2,696
    Mercantile Bankshares Corp.                         90,200            2,689
    Unitrin, Inc.                                       91,500            2,688
    Flowers Industries, Inc.                           132,400            2,640
    Diebold, Inc.                                       94,300            2,629
    Tyson Foods, Inc.                                  298,600            2,613
    Lyondell Chemical Co.                              155,700            2,608
    Hillenbrand Industries, Inc.                        83,100            2,602
    Old Republic International Corp.                   157,100            2,592
-   Oxford Health Plan                                 108,800            2,591
-   Trigon Healthcare, Inc.                             49,900            2,573
-   Nova Corp. (Georgia)                                92,056            2,572
    Green Point Financial Corp.                        136,700            2,563
    Fastenal Co.                                        50,300            2,546
-   Litton Industries, Inc.                             60,300            2,533
-   International Game Technology                       95,542            2,532
    National Fuel Gas Co.                               51,900            2,530
-   Brinker International, Inc.                         86,500            2,530
    Galileo International, Inc.                        121,000            2,526
    Martin Marietta Materials, Inc.                     62,000            2,507
    FirstMerit Corp.                                   117,000            2,501
-   L-3 Communications Holdings, Inc.                   43,600            2,488
    UtiliCorp United, Inc.                             123,950            2,464
    Helmerich & Payne, Inc.                             65,829            2,460
-   Devry, Inc.                                         92,200            2,438
-   Energizer Holdings, Inc.-W/I                       133,200            2,431
-   Williams Sonoma, Inc.                               74,800            2,426
    MCN Energy Group Inc.                              113,500            2,426
    Cabot Corp.                                         88,700            2,417
    Puget Sound Energy Inc.                            112,900            2,406
-   Mandalay Resort Group                              120,100            2,402
-   Premier Parks Inc.                                 104,200            2,371
    Valero Energy Corp.                                 74,200            2,356
    Dime Bancorp, Inc.                                 147,900            2,329
    The Timber Co.                                     106,800            2,310
    Hibernia Corp. Class A                             211,547            2,301
    National Community Bancorp                         143,100            2,299
    IPALCO Enterprises, Inc.                           113,500            2,284
    Pentair, Inc.                                       64,300            2,283
    Beckman Coulter, Inc.                               39,100            2,282
    Protective Life Corp.                               85,400            2,274
    Harte-Hanks, Inc.                                   90,500            2,263
-   VISIX Inc.                                          80,400            2,256
    City National Corp.                                 62,900            2,233
    Whitman Corp.                                      180,400            2,232
    First Virginia Banks, Inc.                          62,800            2,186
-   Affiliated Computer Services,
      Inc. Class A                                      65,500            2,166
    IBP, Inc.                                          140,200            2,164
    GATX Corp.                                          63,100            2,145
    Shaw Industries, Inc.                              170,800            2,135
    DENTSPLY International Inc.                         68,800            2,120
    Hubbell Inc. Class B                                82,800            2,111
-   Foundation Health Systems
      Class A                                          162,200            2,109
    Sovereign Bancorp, Inc.                            299,444            2,105
-   Antec Corp.                                         49,900            2,074
-   First Health Group Corp.                            63,200            2,074
-   Quantum Corp.-DLT &
      Storage Systems                                  213,000            2,063
    Questar Corp.                                      105,900            2,052
-   Keane, Inc.                                         92,800            2,007
    Ross Stores, Inc.                                  117,500            2,005
    Everest Re Group, Ltd.                              60,800            1,999
    Associated Banc-Corp.                               91,615            1,998
-   Saks Inc.                                          189,622            1,991
    Solutia, Inc.                                      144,600            1,988
    IMC Global Inc.                                    151,900            1,975
    Houghton Mifflin Co.                                41,800            1,952
-   Barnes & Noble, Inc.                                86,800            1,931
    American Financial Group, Inc.                      77,700            1,928
    Valspar Corp.                                       56,700            1,914
    OGE Energy Corp.                                   103,300            1,911
    CCB Financial Corp.                                 51,500            1,906
    USG Corp.                                           62,100            1,886
    Blyth, Inc.                                         63,800            1,882
-   Suiza Foods Corp.                                   38,500            1,882
    HON Industries, Inc.                                79,800            1,875
    Teleflex Inc.                                       50,500            1,872
    Conectiv, Inc.                                     119,675            1,862
    Crompton Corp.                                     151,853            1,860
    Reynolds & Reynolds Class A                        101,600            1,854
    Kansas City Power & Light Co.                       81,900            1,843
    Wilmington Trust Corp.                              42,800            1,830
    Carlisle Co., Inc.                                  40,100            1,805
-   Lear Corp.                                          87,700            1,754
    Astoria Financial Corp.                             68,100            1,754
-   Lincare Holdings, Inc.                              70,600            1,739
-   Legato Systems, Inc.                               114,700            1,735
    Minnesota Power, Inc.                               98,200            1,700
-   Pioneer Natural Resources Co.                      132,100            1,684
-   ACNielson Corp.                                     76,500            1,683
    Waddell & Reed Financial, Inc.                      51,200            1,680

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
-------------------------------------------------------------------------------
    Waddell & Reed Financial, Inc.
      Class B                                           57,600        $   1,674
-   Mentor Graphics Corp.                               83,900            1,668
    Callaway Golf Co.                                  101,900            1,662
    COMSAT Corp.                                        70,636            1,660
-   Abercrombie & Fitch Co.                            135,300            1,649
-   Investment Technology Group, Inc.                   41,100            1,623
-   Sensormatic Electronics Corp.                      102,200            1,616
    IDACORP, Inc.                                       49,900            1,609
-   Borders Group, Inc.                                103,100            1,604
    Media General, Inc. Class A                         32,600            1,583
-   Payless ShoeSource, Inc.                            30,088            1,570
    Webster Financial Corp.                             70,500            1,564
-   Mohawk Industries, Inc.                             71,900            1,564
    Pacific Century Financial Corp.                    105,300            1,540
    Provident Financial Group, Inc.                     64,400            1,534
    Dean Foods Corp.                                    47,600            1,508
    Newport News Shipbuilding Inc.                      41,000            1,507
    Lubrizol Corp.                                      71,200            1,495
    Washington Gas Light Corp.                          61,600            1,482
    Precision Castparts Corp.                           32,600            1,475
-   Edwards Lifesciences Corp.                          77,000            1,473
    Dexter Corp.                                        30,600            1,469
    CNF Transportation, Inc.                            64,400            1,465
    Clayton Homes Inc.                                 182,900            1,463
-   Storage Technology Corp.                           133,500            1,460
    RPM Inc. (Ohio)                                    139,500            1,412
    Hawaiian Electric Industries Inc.                   42,800            1,404
    Vectren Corp.                                       81,196            1,401
-   Cirrus Logic                                        87,200            1,395
-   Imation Corp.                                       47,300            1,389
    Keystone Financial, Inc.                            65,000            1,381
-   Scholastic Corp.                                    22,400            1,369
    Sotheby's Holdings Class A                          78,000            1,365
    Lee Enterprises, Inc.                               58,500            1,364
-   Cytec Industries, Inc.                              54,800            1,353
    Harsco Corp.                                        52,900            1,349
-   Lands' End, Inc.                                    39,900            1,332
    York International Corp.                            50,400            1,317
    Claire's Stores, Inc.                               67,900            1,307
    Sierra Pacific Resources                           103,932            1,306
    Dial Corp.                                         125,600            1,303
    Rayonier Inc.                                       36,200            1,299
-   Apex Inc.                                           29,200            1,278
    CMP Group Inc.                                      43,000            1,260
    Minerals Technologies, Inc.                         27,400            1,260
    WestAmerica Bancorporation                          48,000            1,254
    Pennzoil-Quaker State Co.                          103,894            1,253
    BorgWarner, Inc.                                    35,100            1,233
    Airborne Freight Corp.                              65,000            1,231
    Mark IV Industries, Inc.                            58,700            1,225
    Interstate Bakeries Corp.                           87,500            1,225
    Universal Foods Corp.                               65,800            1,217
    Alexander & Baldwin, Inc.                           55,000            1,213
    Dole Food Co.                                       74,000            1,212
    Carter-Wallace, Inc.                                59,800            1,203
    Donaldson Co., Inc.                                 60,800            1,201
    Albemarle Corp.                                     60,520            1,195
    HSB Group Inc.                                      38,300            1,192
    AK Steel Corp.                                     147,311            1,178
-   Swift Transportation Co., Inc.                      83,500            1,169
    AGL Resources Inc.                                  71,900            1,146
    CBRL Group, Inc.                                    77,400            1,137
-   Jacobs Engineering Group Inc.                       34,700            1,134
-   Modis Professional Services Inc.                   127,700            1,133
-   The Neiman Marcus Group, Inc.
      Class A                                           37,800            1,117
    Overseas Shipholding Group Inc.                     45,100            1,111
    Omnicare, Inc.                                     122,500            1,110
    Kelly Services, Inc. Class A                        47,500            1,098
    Nordson Corp.                                       21,600            1,094
    FINOVA Group, Inc.                                  81,200            1,056
    Modine Manufacturing Co.                            39,000            1,053
-   GTech Holdings Corp.                                46,300            1,050
-   Cybex Computer Products Corp.                       24,200            1,041
    Cleco Corp.                                         29,900            1,002
    Lancaster Colony Corp.                              51,900              996
-   Furniture Brands International Inc.                 65,700              994
    Federal Signal Corp.                                60,000              990
    Olin Corp.                                          59,500              982
    Tecumseh Products Co. Class A                       25,700              981
    Bergen Brunswig Corp. Class A                      177,895              978
-   Quorum Health Group, Inc.                           94,800              978
    Ferro Corp.                                         46,100              968
    AGCO Corp.                                          78,600              963
    Trinity Industries, Inc.                            51,800              958
-   Alaska Air Group, Inc.                              34,900              947
    Pittston Brink's Group                              68,314              935
-   Unifi, Inc.                                         75,100              929
    Church & Dwight, Inc.                               50,300              905
    Meritor Automotive, Inc.                            82,200              904
    Granite Construction Co.                            36,350              891
    Federal-Mogul Corp.                                 93,100              890
    Superior Industries
      International, Inc.                               34,500              888
-   American Eagle Outfitters, Inc.                     61,600              862
-   Gartner Group, Inc. Class B                         87,100              860
      Kennametal, Inc.                                  40,100              860
      Georgia Gulf Corp.                                41,300              860
      Lennar Corp.                                      42,300              857
-   Wisconsin Central
      Transportation Corp.                              65,300              849
    H.B. Fuller Co.                                     18,600              847
-   Apria Healthcare                                    69,000              845
    Ohio Casualty Corp.                                 79,200              842
    Kaydon Corp.                                        39,800              836
-   Papa John's International, Inc.                     33,600              823
    Horace Mann Educators Corp.                         53,900              809
    Public Service Co. of New Mexico                    52,100              804
    Universal Corp.                                     37,400              790
-   STERIS Corp.                                        89,000              790
-   NCO Group, Inc.                                     33,700              779
    Dreyer's Grand Ice Cream, Inc.                      37,100              779
-   UCAR International, Inc.                            59,400              776
-   Sylvan Learning Systems, Inc.                       55,100              758
    Longview Fibre Co.                                  68,200              754
-   The Neiman Marcus Group, Inc.
      Class B                                           27,000              749
-   Transaction Systems
      Architects, Inc.                                  43,500              745
-   OfficeMax, Inc.                                    148,700              744
    Flowserve Corp.                                     49,300              743
    Ametek Aerospace Products Inc.                      42,200              739
    Westpoint Stevens, Inc.                             65,400              728

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP INDEX FUND                                      SHARES            (000)
-------------------------------------------------------------------------------
-   Sykes Enterprises, Inc.                             56,400        $     726
      Bob Evans Farms, Inc.                             48,600              726
-   Policy Management
      Systems Corp.                                     46,900              721
    J.B. Hunt Transport Services, Inc.                  46,700              721
    J.M. Smucker Co. Class A                            37,400              720
    Ruddick Corp.                                       60,900              719
-   Cambridge Technology Partners                       82,300              718
-   Structural Dynamics
      Research Corp.                                    47,500              715
-   Buffets Inc.                                        54,800              695
    Wellman, Inc.                                       41,500              672
-   Covance, Inc.                                       75,400              664
    Bandag, Inc.                                        27,400              664
    Black Hills Corp.                                   28,200              636
    Chesapeake Corp. of Virginia                        21,400              634
    Banta Corp.                                         33,200              629
-   PSS World Medical, Inc.                             93,300              627
-   Perrigo Co.                                         96,800              611
    Carpenter Technology Corp.                          28,900              611
    Rollins, Inc.                                       39,600              589
-   Ogden Corp.                                         65,400              589
    Arvin Industries, Inc.                              33,800              587
-   Albany International Corp.                          40,350              585
    M.A. Hanna Co.                                      64,600              581
    Wausau-Mosinee Paper Corp.                          67,800              581
    P.H. Glatfelter Co.                                 55,800              568
    Stewart & Stevenson
      Services, Inc.                                    36,800              554
    The Warnaco Group, Inc. Class A                     70,200              544
-   Sequa Corp. Class A                                 13,700              523
    Wallace Computer Services, Inc.                     52,900              522
-   Airgas, Inc.                                        91,700              522
    The Standard Register Co.                           35,900              512
    Stewart Enterprises, Inc. Class A                  140,700              497
-   Acuson Corp.                                        36,400              491
    A. Schulman Inc.                                    39,600              478
    International Multifoods Corp.                      24,700              428
    Arnold Industries, Inc.                             32,400              391
    Cleveland-Cliffs Iron Co.                           14,400              372
    Lone Star Steakhouse &
      Saloon, Inc.                                      34,800              352
    Lance, Inc.                                         38,800              349
    Ryerson Tull, Inc.                                  33,285              345
    Gartner Group, Inc. Class A                         28,500              342
    Ethyl Corp.                                        112,600              282
    NCH Corp.                                            7,000              253
-   Magnatek                                            31,500              252
-   Navigant Consulting, Inc.                           54,000              230
-   Maxxam Inc.                                          9,400              167
-   Burlington Industries, Inc.                         66,400              112
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,101,969)                                                 1,137,184
-------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.61%, 8/17/2000                                  $    100               99
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.17%, 7/20/2000                                  $    200              199
    6.48%, 8/3/2000                                        200              199
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.71%, 7/3/2000--Note G                              2,137            2,137
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $2,634)                                                         2,634
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
    (COST $1,104,603)                                                 1,139,818
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------
Other Assets--Note B                                                     17,822
Liabilities--Note G                                                     (13,582)
                                                                     ----------
                                                                          4,240
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,144,058
===============================================================================


*   See Note A in Notes to Financial Statements.

-   Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and -0.3%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $298,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.


-------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
Paid in Capital                                                      $1,001,048
Undistributed Net Investment Income                                       4,610
Accumulated Net Realized Gains                                          103,345
Unrealized Appreciation (Depreciation)--
  Note F
  Investment Securities                                                  35,215
  Futures Contracts                                                        (160)
-------------------------------------------------------------------------------
NET ASSETS                                                           $1,144,058
===============================================================================

Investor Shares--Net Assets
Applicable to 74,175,309 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $905,420
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $12.21
===============================================================================

Institutional Shares--Net Assets
Applicable to 19,522,392 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $238,638
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $12.22
===============================================================================

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
SMALL-CAP INDEX FUND                        SHARES                 (000)
-------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
-------------------------------------------------------------------------
- MRV Communications Inc.                  233,000            $   15,669
- BroadVision, Inc.                        282,500                14,355
- Integrated Device
    Technology Inc.                        177,500                10,628
- Coherent, Inc.                           117,000                 9,813
- Plexus Corp.                              83,900                 9,481
- Varian Semiconductor
    Equipment Associates, Inc.             147,100                 9,240
- Plantronics, Inc.                         78,800                 9,101
- Netro Corp.                              156,000                 8,951
- Informatica Corp.                        108,900                 8,923
- Millennium Pharmaceuticals, Inc.          79,400                 8,883
- Natural Microsystems Corp.                77,400                 8,703
- Interwoven, Inc.                          78,100                 8,590
- MGC Communications, Inc.                 141,100                 8,457
- Diamond Technology
    Partners Inc.                           94,150                 8,285
- Silicon Valley Bancshares                191,000                 8,141
- Veeco Instruments, Inc.                  109,900                 8,050
- Enzon, Inc.                              187,300                 7,960
- Inhale Therapeutic Systems                78,300                 7,945
- Advent Software, Inc.                    122,700                 7,914
- Mercator Software, Inc.                  114,900                 7,899
- LTX Corp.                                221,700                 7,746
- Digital Island Inc.                      158,800                 7,722
- Medicis Pharmaceutical Corp.             135,050                 7,698
  National Computer Systems, Inc.          155,000                 7,634
- Exar Corp.                                87,250                 7,607
- Amkor Technology, Inc.                   214,500                 7,575
- MMC Networks, Inc.                       138,900                 7,422
  Arthur J. Gallagher & Co.                175,600                 7,375
- Mettler-Toledo International Inc.        184,300                 7,372
- Enzo Biochem, Inc.                       106,703                 7,363
- Smithfield Foods, Inc.                   261,800                 7,347
- HNC Software, Inc.                       118,800                 7,336
- Tollgrade Communications, Inc.            55,000                 7,288
- AmeriSource Health Corp.                 233,700                 7,245
- Black Box Corp.                           91,100                 7,213
  Snap-On Inc.                             270,800                 7,210
- Human Genome Sciences, Inc.               53,000                 7,069
- DSP Group Inc.                           126,000                 7,056
- Varian, Inc.                             152,400                 7,029
- Intermedia Communications Inc.           233,600                 6,950
  Metris Cos., Inc.                        275,913                 6,932
- Remedy Corp.                             124,000                 6,913
  C & D Technology Inc.                    121,400                 6,859
- Actuate Software Corp.                   128,500                 6,859
  Great Lakes Chemical Corp.               217,200                 6,842
- Cobalt Networks, Inc.                    117,800                 6,818
- Kulicke & Soffa Industries, Inc.         114,700                 6,810
- Suiza Foods Corp.                        139,200                 6,803
- PE Corp.-Celera Genomics Group            72,401                 6,769
- Documentum, Inc.                          75,400                 6,739
  Crompton Corp.                           545,662                 6,684
  Commerce Bancorp, Inc.                   144,218                 6,634
  Cullen/Frost Bankers, Inc.               252,100                 6,633
  Solutia, Inc.                            482,200                 6,630
  Eaton Vance Corp.                        143,300                 6,628
- Cymer, Inc.                              137,900                 6,585
- Venator Group, Inc.                      637,459                 6,534
  Methode Electronics, Inc.
    Class A                                169,100                 6,531
- EMCORE Corp.                              54,100                 6,492
  Centex Corp.                             275,900                 6,484
  Health Care Properties
    Investors REIT                         237,182                 6,463
- Clarent Corp.                             90,200                 6,449
- Caremark Rx, Inc.                        946,352                 6,447
  Alpharma, Inc. Class A                   102,934                 6,408
- NetIQ Corp.                              107,300                 6,398
- Lear Corp.                               318,500                 6,370
- Go2Net, Inc.                             126,600                 6,370
- Pactiv Corp.                             803,700                 6,329
- Adaptive Broadband Corp.                 171,800                 6,314
- United Therapeutics Corp.                 58,100                 6,297
- PRI Automation, Inc.                      95,700                 6,258
  Applied Power, Inc.                      186,495                 6,248
- Foundation Health Systems
    Class A                                480,470                 6,246
- S3, Inc.                                 419,600                 6,189
- Cypress Semiconductor Corp.              146,325                 6,182
- Viatel, Inc.                             216,400                 6,181
- Elantec Semiconductor, Inc.               88,700                 6,176
- Mentor Graphics Corp.                    310,700                 6,175
  Teleflex Inc.                            165,900                 6,149
  BRE Properties Inc. Class A REIT         212,448                 6,134
- Zale Corp.                               167,700                 6,121
- Sirius Satellite Radio, Inc.             138,100                 6,120
- AmeriCredit Corp.                        358,700                 6,098
- Medical Manager Corp.                    178,800                 6,090
- Michaels Stores, Inc.                    132,518                 6,071
- Pioneer Natural Resources Co.            474,000                 6,044
  Tupperware Corp.                         274,000                 6,028
- Protein Design Labs, Inc.                 36,500                 6,021
- Xircom, Inc.                             126,700                 6,018
- Myriad Genetics, Inc.                     40,600                 6,012
- Cree, Inc.                                45,000                 6,008
- Insight Enterprises, Inc.                101,000                 5,991
- Catellus Development Corp.               398,400                 5,976
- Netegrity, Inc.                           79,200                 5,965
  MDU Resources Group, Inc.                275,787                 5,964
  Callaway Golf Co.                        365,500                 5,962
- Proxim, Inc.                              60,066                 5,945
- Citadel Communications Corp.             169,600                 5,925
- Aurora Biosciences Corp.                  86,500                 5,898
  Sky Financial Group, Inc.                367,685                 5,860
- Borders Group, Inc.                      373,000                 5,805
  CTS Corp.                                128,800                 5,796
  Meredith Corp.                           171,500                 5,788
- Intertrust Technologies Corp.            280,600                 5,770
  IDACORP, Inc.                            178,900                 5,770
- Investment Technology
    Group, Inc.                            145,600                 5,751
  Conectiv, Inc.                           368,300                 5,732
  Astoria Financial Corp.                  222,100                 5,719
- Varian Medical Systems, Inc.             146,000                 5,712
- LAM Research Corp.                       152,200                 5,708
- Leap Wireless International, Inc.        120,975                 5,686
- ACNielson Corp.                          258,200                 5,680
  Roslyn Bancorp, Inc.                     341,900                 5,679
- VISIX Inc.                               202,300                 5,677

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
SMALL-CAP INDEX FUND                        SHARES                 (000)
-------------------------------------------------------------------------
- Active Software, Inc.                     72,851            $    5,660
  United Asset Management Corp.            241,600                 5,647
  American Greetings Corp.
    Class A                                296,800                 5,639
  Carlisle Co., Inc.                       125,200                 5,634
- Electro Scientific Industries, Inc.      127,400                 5,610
  Allied Capital Corp.                     328,000                 5,576
  Minnesota Power, Inc.                    321,100                 5,559
- Heidrick & Struggles
    International, Inc.                     88,000                 5,555
- Freeport-McMoRan Copper &
    Gold Inc. Class B                      599,987                 5,550
- Three-Five Systems, Inc.                  93,600                 5,522
  Dillard's Inc.                           450,700                 5,521
  Investors Financial Services Corp.       138,504                 5,497
  Hudson United Bancorp                    244,810                 5,493
- Payless ShoeSource, Inc.                 105,044                 5,482
  Hospitality Properties Trust REIT        241,900                 5,458
  Louisiana-Pacific Corp.                  501,600                 5,455
  Valspar Corp.                            161,600                 5,454
  Cummins Engine Co., Inc.                 199,900                 5,447
  Camden Property Trust REIT               185,187                 5,440
  Bank United Corp. Class A                154,400                 5,433
  Lubrizol Corp.                           258,500                 5,429
  Ryder System, Inc.                       286,400                 5,424
- AppNet, Inc.                             150,500                 5,418
- Micromuse Inc.                            32,700                 5,411
  Technitrol, Inc.                          55,800                 5,406
  United Dominion Realty
    Trust REIT                             490,750                 5,398
  First Industrial Realty Trust REIT       181,700                 5,360
- Zebra Technologies Corp. Class A         120,800                 5,353
  Houghton Mifflin Co.                     113,900                 5,318
  Washington Gas Light Corp.               220,900                 5,315
  Precision Castparts Corp.                117,100                 5,299
- Sensormatic Electronics Corp.            334,150                 5,284
  Dexter Corp.                             109,800                 5,270
- ITC DeltaCom, Inc.                       235,100                 5,246
- Cubist Pharmaceuticals, Inc.             106,500                 5,245
- Edwards Lifesciences Corp.               273,800                 5,236
- Viant Corp.                              176,674                 5,234
- Trimble Navigation Ltd.                  107,200                 5,233
- Renal Care Group, Inc.                   213,950                 5,232
- SBA Communications Corp.                 100,200                 5,204
- Lone Star Technologies, Inc.             112,400                 5,199
- Abercrombie & Fitch Co.                  426,032                 5,192
- Linens 'n Things, Inc.                   191,300                 5,189
- Lincare Holdings, Inc.                   210,400                 5,181
- Whole Foods Market, Inc.                 125,100                 5,168
- The Neiman Marcus Group, Inc.
    Class A                                174,600                 5,162
- Iomega Corp.                           1,288,900                 5,156
  Weingarten Realty
    Investors REIT                         127,375                 5,143
  CNF Transportation, Inc.                 226,000                 5,142
- Stillwater Mining Co.                    183,750                 5,122
- ICG Communications, Inc.                 232,000                 5,119
  Newport News Shipbuilding Inc.           139,200                 5,116
  Cross Timbers Oil Co.                    230,525                 5,100
  Peoples Energy Corp.                     157,000                 5,083
- Zygo Corp.                                55,900                 5,076
- Imation Corp.                            172,400                 5,064
  Kansas City Power & Light Co.            224,900                 5,060
  Hawaiian Electric Industries Inc.        153,800                 5,047
- Price Communications Corp.               213,935                 5,041
  Vectren Corp.                            291,128                 5,022
  Cambrex Corp.                            111,500                 5,018
- Barnes & Noble, Inc.                     225,400                 5,015
- Cytec Industries, Inc.                   202,900                 5,009
- United Stationers, Inc.                  154,500                 5,002
- Legato Systems, Inc.                     329,700                 4,987
  OM Group, Inc.                           113,300                 4,985
- Ancor Communications, Inc.               139,300                 4,982
  Vintage Petroleum, Inc.                  220,800                 4,982
- Affiliated Managers Group, Inc.          109,400                 4,978
- Verity, Inc.                             130,900                 4,974
  One Valley Bancorp of
    West Virginia Inc.                     158,943                 4,967
- Hyperion Solutions Corp.                 152,919                 4,960
- Pioneer Group, Inc.                      117,000                 4,958
  Lee Enterprises, Inc.                    210,400                 4,905
- Asyst Technologies, Inc.                 142,600                 4,884
- Hain Celestial Group, Inc.               132,400                 4,857
- ATMI, Inc.                               104,200                 4,845
  Harsco Corp.                             189,900                 4,842
- Keynote Systems Inc.                      68,500                 4,834
- Manugistics Group, Inc.                  102,900                 4,811
- Dendrite International, Inc.             144,400                 4,810
  Western Resources, Inc.                  309,500                 4,797
- Korn/Ferry International                 151,200                 4,791
  Highwood Properties, Inc. REIT           199,600                 4,790
  York International Corp.                 183,200                 4,786
- New Era of Networks, Inc.                112,600                 4,786
- Aspen Technologies, Inc.                 124,100                 4,778
  Washington Federal Inc.                  260,500                 4,754
- IDEC Pharmaceuticals Corp.                40,500                 4,751
- Remec, Inc.                              113,000                 4,732
  Alberto-Culver Co. Class B               154,800                 4,731
- Fisher Scientific International Inc.     190,800                 4,722
- MIPS Technologies, Inc.                  110,600                 4,701
- TriQuint Semiconductor, Inc.              49,100                 4,698
  Sierra Pacific Resources                 373,896                 4,697
- Interim Services, Inc.                   264,606                 4,697
- Aeroflex, Inc.                            94,400                 4,691
  Ethan Allen Interiors, Inc.              195,400                 4,690
- Actel Corp.                              102,600                 4,681
  Harman International
    Industries, Inc.                        76,725                 4,680
  Rayonier Inc.                            130,200                 4,671
  Fidelity National Financial, Inc.        254,992                 4,670
- Stone Energy Corp.                        78,100                 4,666
  Lennar Corp.                             230,070                 4,659
- ANADIGICS, Inc.                          136,600                 4,653
  Mark IV Industries, Inc.                 222,176                 4,638
  United Water Resources, Inc.             132,768                 4,630
- Brooks Automation, Inc.                   72,400                 4,629
- Jack in the Box Inc.                     187,900                 4,627
- MicroStrategy Inc.                       153,000                 4,590
- Mueller Industries Inc.                  163,900                 4,589
  Delta & Pine Land Co.                    182,600                 4,576
  IndyMac Mortgage Holdings, Inc.          337,400                 4,576
- Pharmacyclics, Inc.                       74,900                 4,569

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                            SHARES                 (000)
-------------------------------------------------------------------------
- Littelfuse, Inc.                          93,000            $    4,557
- Cable Design Technologies                135,950                 4,554
  Franchise Finance Corp. of
    America REIT                           197,200                 4,536
  Kaufman & Broad Home Corp.               228,700                 4,531
  CMP Group Inc.                           154,514                 4,529
  Cousins Properties, Inc. REIT            117,009                 4,505
  Webster Financial Corp.                  202,600                 4,495
  Pier 1 Imports Inc.                      460,200                 4,487
  Corn Products International, Inc.        169,300                 4,486
- Trimeris, Inc.                            64,100                 4,483
- Pinnacle Systems, Inc.                   199,100                 4,477
  IDEX Corp.                               141,700                 4,472
  Blyth, Inc.                              151,550                 4,471
  Alexander & Baldwin, Inc.                202,300                 4,463
  Media General, Inc. Class A               91,900                 4,463
  Pennzoil-Quaker State Co.                369,700                 4,460
  The Timken Co.                           238,900                 4,450
  U.S. Industries, Inc.                    365,800                 4,435
- Patterson Energy, Inc.                   155,400                 4,429
  Aptargroup Inc.                          163,700                 4,420
- Storage Technology Corp.                 403,600                 4,414
- Orthodontic Centers of
    America, Inc.                          194,600                 4,403
  Airborne Freight Corp.                   231,800                 4,390
- Artesyn Technologies, Inc.               157,756                 4,388
- Broadbase Software Inc.                  142,800                 4,373
- Titan Pharmaceuticals, Inc.              101,500                 4,365
- Anaren Microwave, Inc.                    33,250                 4,364
- Quantum Corp.- Hard Disk Drive           394,400                 4,363
  StanCorp Financial Group, Inc.           135,600                 4,356
  Raymond James Financial, Inc.            192,900                 4,340
- Abgenix, Inc.                             36,200                 4,339
  OGE Energy Corp.                         234,400                 4,336
  COMSAT Corp.                             184,500                 4,336
  HSB Group Inc.                           139,150                 4,331
  AGL Resources Inc.                       271,400                 4,325
- Novoste Corp.                             70,900                 4,325
- American Superconductor Corp.             89,400                 4,314
  First Midwest Bancorp                    185,221                 4,306
  Prentiss Properties Trust REIT           179,100                 4,298
  WestAmerica Bancorporation               164,200                 4,290
- Valuevision International, Inc.
    Class A                                178,500                 4,284
  Independence Community
    Bank Corp.                             322,000                 4,267
- Barr Labs Inc.                            94,800                 4,248
  Pogo Producing Co.                       192,000                 4,248
- Apex Inc.                                 96,700                 4,231
- Cirrus Logic                             264,400                 4,230
  Developers Diversified Realty
    Corp. REIT                             283,100                 4,229
  Leucadia National Corp.                  185,200                 4,225
- Mohawk Industries, Inc.                  194,000                 4,220
- Interliant Inc.                          180,800                 4,215
- Interdigital Communications Corp.        253,700                 4,202
- CV Therapeutics, Inc.                     60,500                 4,193
  Helix Technology Corp.                   107,100                 4,177
- CuraGen Corp.                            109,300                 4,160
  Universal Foods Corp.                    224,500                 4,153
- Too Inc.                                 162,920                 4,144
- Barrett Resources Corp.                  136,100                 4,143
- Scholastic Corp.                          67,700                 4,138
  Potlatch Corp.                           124,800                 4,134
- Silicon Valley Group, Inc.               158,800                 4,109
  CBRL Group, Inc.                         278,100                 4,085
- Grey Wolf, Inc.                          816,400                 4,082
- Corixa Corp.                              94,800                 4,070
- Lattice Semiconductor Corp.               58,550                 4,047
- Aware, Inc.                               79,100                 4,044
- Journal Register Co.                     221,400                 4,041
- Integrated Silicon Solution, Inc.        106,200                 4,036
- Gene Logic Inc.                          113,000                 4,033
  Minerals Technologies, Inc.               87,600                 4,030
  Dain Rauscher Corp.                       60,900                 4,019
- F5 Networks, Inc.                         73,600                 4,016
  CenterPoint Properties Corp. REIT         98,200                 4,002
- Kent Electronics Corp.                   133,600                 3,983
- SonicWALL, Inc.                           45,200                 3,980
- Westwood One, Inc.                       116,300                 3,969
  Piedmont Natural Gas, Inc.               148,751                 3,951
- SuperGen, Inc.                           108,800                 3,944
  Gartner Group, Inc. Class A              328,600                 3,943
- IDEXX Laboratories Corp.                 171,800                 3,930
  Earthgrains Co.                          202,144                 3,929
- Triad Hospitals, Inc.                    162,079                 3,920
  Avista Corp.                             224,400                 3,913
- Tut Systems, Inc.                         68,070                 3,906
  Community First Bankshares               239,200                 3,902
  Storage USA, Inc. REIT                   132,200                 3,900
- Advanced Digital
    Information Corp.                      244,200                 3,892
  Ball Corp.                               120,900                 3,891
- Alleghany Corp.                           23,138                 3,887
  Dean Foods Corp.                         122,600                 3,885
- Photon Dynamics, Inc.                     52,000                 3,884
- MIPS Technologies, Inc. Class B          100,664                 3,876
- Key Energy Services, Inc.                401,500                 3,864
  Polaroid Corp.                           213,700                 3,860
- Puma Technology, Inc.                    143,900                 3,858
- Modis Professional Services Inc.         434,300                 3,854
  WPS Resources Corp.                      127,900                 3,845
  RGS Energy Group Inc.                    172,600                 3,840
  Arden Realty Group, Inc. REIT            163,200                 3,835
  BancorpSouth, Inc.                       272,500                 3,832
  Cabot Industrial Trust REIT              194,000                 3,819
  Federal Realty Investment
    Trust REIT                             190,700                 3,814
- W.R. Grace & Co.                         314,500                 3,813
- ResMed Inc.                              142,500                 3,812
  Donaldson Co., Inc.                      192,400                 3,800
- Informix Corp.                           510,550                 3,797
- GTech Holdings Corp.                     167,200                 3,793
- C-Cube Microsystems Inc.                 193,100                 3,790
  First American Corp.                     263,100                 3,766
  Skywest, Inc.                            101,300                 3,754
- Zoran Corp.                               56,800                 3,745
- Affymetrix, Inc.                          22,600                 3,732
- Allaire Corp.                            101,500                 3,730
- Coventry Health Care Inc.                279,600                 3,727
- Tetra Tech, Inc.                         162,702                 3,722
- Humana, Inc.                             763,300                 3,721

--------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
SMALL-CAP INDEX FUND                        SHARES                 (000)
--------------------------------------------------------------------------
  Ruby Tuesday, Inc.                       294,500            $    3,700
- SCM Microsystems,Inc.                     61,055                 3,698
  Polaris Industries, Inc.                 115,400                 3,693
  Roper Industries Inc.                    144,100                 3,693
  Park National Corp.                       40,660                 3,690
  FINOVA Group, Inc.                       283,700                 3,688
  Worthington Industries, Inc.             351,000                 3,686
  Whitney Holdings                         107,450                 3,673
- ADVO, Inc.                                87,250                 3,665
- International Home Foods, Inc.           174,600                 3,656
- Advanced Fibre
    Communications, Inc.                    80,500                 3,648
  HCC Insurance Holdings, Inc.             192,250                 3,629
  ONEOK, Inc.                              139,900                 3,629
- Oak Technology, Inc.                     167,500                 3,612
  Federal Signal Corp.                     218,800                 3,610
  National Service Industries, Inc.        184,900                 3,606
  Essex Property Trust, Inc. REIT           85,800                 3,604
- Primark Corp.                             96,700                 3,602
  Commerce Group, Inc.                     121,700                 3,590
  Penton Media, Inc. Class A               102,500                 3,588
  Regency Realty Corp. REIT                150,900                 3,584
  Charles E. Smith Residential
    Realty, Inc. REIT                       94,300                 3,583
  New Plan Excel Realty Trust REIT         275,400                 3,580
  Cleco Corp.                              106,600                 3,571
- Molecular Devices Corp.                   51,600                 3,570
- ZixIt Corp.                               77,500                 3,570
- Infocus Corp.                            110,200                 3,547
  MeriStar Hospitality Corp. REIT          168,134                 3,531
- Forrester Research, Inc.                  48,400                 3,524
- Transkaryotic Therapies, Inc.             95,800                 3,521
- Ann Taylor Stores Corp.                  106,000                 3,511
  Millennium Chemicals, Inc.               206,400                 3,509
- Reebok International Ltd.                219,700                 3,501
- Pharmacopeia, Inc.                        75,500                 3,501
  Sotheby's Holdings Class A               199,700                 3,495
  La-Z-Boy Inc.                            249,300                 3,490
- Polo Ralph Lauren Corp.                  244,900                 3,490
- Unifi, Inc.                              282,000                 3,490
  Philadelphia Suburban Corp.              170,200                 3,489
- Osicom Technologies, Inc.                 41,200                 3,487
  Citizens Banking Corp.                   214,692                 3,485
  AGCO Corp.                               283,700                 3,475
  Ferro Corp.                              165,400                 3,473
  Trinity Industries, Inc.                 187,700                 3,472
- Quorum Health Group, Inc.                336,050                 3,466
  Federal-Mogul Corp.                      361,400                 3,456
- Cell Genesys, Inc.                       123,253                 3,451
- Avant! Corp.                             184,038                 3,448
  Reckson Associates Realty
    Corp. REIT                             145,000                 3,444
- Furniture Brands
    International Inc.                     227,500                 3,441
- Jacobs Engineering Group Inc.            105,200                 3,439
  Applebee's International, Inc.           113,400                 3,437
- Teledyne Technologies, Inc.              204,958                 3,433
  Greater Bay Bancorp                       73,200                 3,422
- Cerner Corp.                             125,400                 3,417
- Immunomedics Inc.                        139,400                 3,415
- Symyx Technologies                        80,000                 3,409
- Visual Networks, Inc.                    119,484                 3,405
- Accrue Software, Inc.                     95,900                 3,404
- AXENT Technologies, Inc.                 137,080                 3,401
- LifePoint Hospitals, Inc.                152,735                 3,398
  Nordson Corp.                             67,100                 3,397
  BorgWarner, Inc.                          96,500                 3,390
- Biotechnology General                    255,900                 3,375
- American Xtal Technology, Inc.            78,000                 3,374
- IDT Corp.                                 98,900                 3,356
- Syncor International Corp.                46,600                 3,355
- RadiSys Corp.                             59,000                 3,348
  First Financial Bancorp                  169,774                 3,342
- Rhythms NetConnections Inc.              265,300                 3,333
- J.D. Edwards & Co.                       221,100                 3,330
- LookSmart, Ltd.                          180,000                 3,330
  Manitowac Co., Inc.                      124,300                 3,325
- C-COR Electronics, Inc.                  123,000                 3,321
  Briggs & Stratton Corp.                   96,800                 3,315
- CapRock Communications Corp.             170,000                 3,315
- CEC Entertainment Inc.                   129,300                 3,313
  Pulte Corp.                              152,800                 3,304
- SanDisk Corp.                             54,000                 3,304
- Wave Systems Corp.                       208,600                 3,298
  Church & Dwight, Inc.                    183,100                 3,296
  Staten Island Bancorp, Inc.              186,800                 3,292
  Chittenden Corp.                         134,657                 3,291
  Kilroy Realty Corp. REIT                 126,800                 3,289
  D. R. Horton, Inc.                       241,144                 3,271
  Healthcare Realty Trust Inc. REIT        191,607                 3,269
- International FiberCom, Inc.             128,100                 3,267
  Alfa Corp.                               186,400                 3,262
- Alexion Pharmaceuticals, Inc.             45,600                 3,260
- Concurrent Computer Corp.                248,300                 3,259
- Maxim Pharmaceuticals, Inc.               63,300                 3,252
  Pittston Brink's Group                   237,500                 3,251
  New Jersey Resources Corp.                85,400                 3,251
  Trustmark Corp.                          185,600                 3,236
- Silicon Graphics, Inc.                   861,900                 3,232
- Markel Corp.                              22,700                 3,215
- Cybex Computer Products Corp.             74,650                 3,210
- Ligand Pharmaceuticals Inc.
    Class B                                243,400                 3,210
- Glenayre Technologies, Inc.              303,725                 3,208
- Maxtor Corp.                             303,600                 3,207
  Liberty Corp.                             76,100                 3,196
- Veritas DGC Inc.                         122,900                 3,195
  The Macerich Co. REIT                    144,700                 3,192
- Celgene Corp.                             54,200                 3,191
  Brandywine Realty Trust REIT             166,800                 3,190
- Province Healthcare Co.                   88,300                 3,190
- Alliant Techsystems, Inc.                 47,300                 3,190
  Florida Rock Industries, Inc.             89,500                 3,188
- Rural Cellular Corp. Class A              41,600                 3,185
- Alaska Air Group, Inc.                   117,300                 3,182
  Bindly Western Industries, Inc.          120,200                 3,178
- Burr-Brown Corp.                          36,650                 3,177
  Trustco Bank                             253,998                 3,175
- Vicor Corp.                               91,200                 3,175
- Wisconsin Central
    Transportation Corp.                   243,800                 3,169
  Mitchell Energy &
    Development Corp.                       98,500                 3,164

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
- ILEX Oncology, Inc.                       89,700           $    3,162
- Men's Wearhouse, Inc.                    141,650                3,161
- Learning Tree International, Inc.         51,600                3,161
- On Assignment, Inc.                      103,600                3,160
- Illuminet Holdings, Inc.                  61,900                3,149
- Western Digital Corp.                    629,600                3,148
- Mercury Computer Systems, Inc.            97,400                3,147
  Shurgard Storage Centers, Inc.
    Class A REIT                           139,800                3,146
- Pericom Semiconductor Corp.               46,200                3,142
  Cooper Tire & Rubber Co.                 282,100                3,138
  Lilly Industries Inc. Class A            104,250                3,134
- Silicon Image, Inc.                       62,600                3,122
  Georgia Gulf Corp.                       149,800                3,118
- Extended Stay America, Inc.              336,900                3,116
  Tektronix, Inc.                           42,100                3,115
  HON Industries, Inc.                     132,500                3,114
  Gables Residential Trust REIT            120,300                3,105
- Polycom, Inc.                             33,000                3,105
- SEACOR SMIT Inc.                          80,250                3,105
  USFreightways Corp.                      126,100                3,097
- Newpark Resources, Inc.                  327,500                3,091
  AK Steel Corp.                           385,200                3,082
  Nationwide Health Properties,
    Inc. REIT                              221,000                3,080
- Concord Communications, Inc.              77,200                3,078
- Systems & Computer
    Technology Corp.                       153,800                3,076
- The Profit Recovery Group
    International, Inc.                    184,650                3,070
- Primus Telecommunications
    Group, Inc.                            123,100                3,062
  Kaydon Corp.                             145,800                3,062
  PerkinElmer, Inc.                         46,300                3,062
- Footstar Inc.                             92,000                3,059
  Washington REIT                          171,050                3,058
- Geron Corp.                               95,400                3,053
- Dura Pharmaceuticals, Inc.               212,300                3,052
- NVIDIA Corp.                              48,000                3,051
  Ohio Casualty Corp.                      287,118                3,051
- Chesapeake Energy Corp.                  392,980                3,046
- Tom Brown, Inc.                          131,900                3,042
- SERENA Software, Inc.                     66,500                3,020
- OSI Pharmaceticals, Inc.                 104,500                3,011
- El Paso Electric Co.                     269,100                3,011
  Realty Income Corp. REIT                 127,600                3,007
- Timberland Co.                            42,400                3,002
- Rent-Way, Inc.                           102,600                2,995
  United Bankshares, Inc.                  164,600                2,994
- Terayon Communications
    Systems, Inc.                           46,600                2,993
- Alliance Semiconductor Corp.             121,800                2,992
  United Illuminating Co.                   68,150                2,982
- R.H. Donnelley Corp.                     153,700                2,978
  Belden, Inc.                             116,200                2,978
- Gilead Sciences, Inc.                     41,816                2,974
  John Wiley & Sons Class A                132,100                2,972
  Invacare Corp.                           113,200                2,972
- Neurocrine Biosciences,Inc.               83,500                2,969
- FileNet Corp.                            161,500                2,968
- Administaff, Inc.                         46,600                2,959
- Texas Biotechnology Corp.                155,600                2,956
  Overseas Shipholding Group Inc.          119,400                2,940
- Exchange Applications, Inc.              110,400                2,939
  Horace Mann Educators Corp.              195,800                2,937
- Rayovac Corp.                            131,000                2,931
- Adelphia Business Solutions, Inc.        126,378                2,930
  Lancaster Colony Corp.                   152,600                2,928
- Power Integrations, Inc.                 124,100                2,924
  Pacific Capital Bancorp                  116,600                2,922
  The South Financial Group, Inc.          201,122                2,916
- World Access, Inc.                       263,200                2,912
  Colonial Properties Trust REIT           106,300                2,910
- Advanced Energy Industries, Inc.          49,300                2,906
- Photronics Labs Inc.                     102,400                2,906
  Universal Corp.                          137,500                2,905
- Sipex Corp.                              104,700                2,899
  Texas Industries, Inc.                   100,320                2,897
- Louis Dreyfus Natural Gas Corp.           92,396                2,893
- International Rectifier Corp.             51,600                2,890
  Dallas Semiconductor Corp.                70,900                2,889
  Chateau Communities, Inc. REIT           102,100                2,884
  H.B. Fuller Co.                           63,250                2,882
- Invitrogen Corp.                          38,300                2,880
  Olin Corp.                               174,300                2,876
  Kennametal, Inc.                         134,000                2,873
  Omnicare, Inc.                           316,600                2,869
- VerticalNet, Inc.                         77,500                2,863
- Bally Total Fitness Holding Corp.        112,800                2,862
- STERIS Corp.                             322,500                2,862
- Allied Riser
    Communications Corp.                   202,100                2,855
- Superconductor
    Technologies Inc.                       72,600                2,854
- TranSwitch Corp.                          36,950                2,852
  Modine Manufacturing Co.                 105,400                2,846
- Ciber, Inc.                              214,600                2,843
- Insight Communications Co., Inc.         181,843                2,841
- NYFIX, Inc.                               67,600                2,835
  Downey Financial Corp.                    97,746                2,835
- Mid Atlantic Medical
    Services, Inc.                         209,900                2,834
- MEMC Electronic Materials, Inc.          157,400                2,833
- Respironics, Inc.                        157,391                2,833
- eLoyalty Corp.                           222,025                2,831
- Cell Therapeutics, Inc.                   92,100                2,821
- Aztar Corp.                              181,900                2,819
- Benchmark Electronics, Inc.               77,100                2,819
- Station Casinos, Inc.                    112,600                2,815
- WatchGuard Technologies, Inc.             51,200                2,813
- UCAR International, Inc.                 215,200                2,811
- America West Holdings Corp.
    Class B                                163,900                2,807
- Dionex Corp.                             104,900                2,806
- Biosite Diagnostics, Inc.                 58,200                2,805
- Copart, Inc.                             175,200                2,803
  RPM Inc. (Ohio)                          276,700                2,802
- Spanish Broadcasting
    System, Inc.                           136,100                2,799
- Cost Plus, Inc.                           97,450                2,796
  Sun Communities, Inc. REIT                83,600                2,795
- Genome Therapeutics Corp.                 91,700                2,791

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
  Armstrong Holdings, Inc.                 181,900           $    2,785
- Pacific Sunwear of California            148,362                2,782
  Home Properties of New York,
    Inc. REIT                               92,600                2,778
  Richmond County Financial Corp.          145,200                2,777
- Imperial Bancorp                         177,496                2,773
- UTI Energy Corp.                          69,100                2,773
- SilverStream Software, Inc.               48,000                2,772
- Progress Software Corp.                  154,500                2,771
- United Rentals, Inc.                     161,800                2,771
  Elizabethtown Corp.                       41,700                2,770
- Pre-Paid Legal Services, Inc.             92,700                2,769
  Brady Corp. Class A                       85,200                2,769
  Tecumseh Products Co. Class A             72,400                2,765
  SL Green Realty Corp. REIT               103,100                2,758
- Southwest Bancorporation of
    Texas, Inc.                            132,900                2,758
  Energen Corp.                            126,400                2,757
- Quest Diagnostics, Inc.                   38,500                2,755
  Bob Evans Farms, Inc.                    184,300                2,753
  Mentor Corp.                             101,200                2,751
  St. Mary Land & Exploration Co.           65,340                2,748
  CBL & Associates Properties,
    Inc. REIT                              110,100                2,746
- iXL Enterprises, Inc.                    188,600                2,735
  IKON Office Solutions, Inc.              705,400                2,733
- Scotts Co.                                74,800                2,730
  CH Energy Group, Inc.                     80,400                2,729
- PLX Technology, Inc.                      65,700                2,727
- Cal Dive International, Inc.              50,300                2,726
- NVR, Inc.                                 47,800                2,725
  Longview Fibre Co.                       246,200                2,724
- Forward Air Corp.                         68,000                2,720
- The Corporate Executive
    Board Co.                               45,400                2,718
  Sodexho Marriott Services, Inc.          156,375                2,717
  Mercury General Corp.                    115,000                2,717
  UMB Financial Corp.                       82,541                2,708
  Flowserve Corp.                          179,406                2,702
- Wink Communications, Inc.                 88,300                2,693
  FactSet Research Systems Inc.             95,100                2,687
  Owens & Minor, Inc. Holding Co.          156,137                2,684
  Northwest Natural Gas Co.                119,850                2,682
- Transaction Systems
    Architects, Inc.                       156,400                2,678
- Telcom Semiconductor, Inc.                66,300                2,677
- Anixter International Inc.               101,000                2,677
- FSI International, Inc.                  123,400                2,676
- Security Capital Group Inc.
    REIT Class B                           157,400                2,676
  Susquehanna Bancshares, Inc.             187,475                2,672
  PS Business Parks, Inc. REIT             111,300                2,671
  UGI Corp. Holding Co.                    130,300                2,671
  Brown & Brown, Inc.                       51,350                2,670
- OfficeMax, Inc.                          534,000                2,670
  Public Service Co. of
    New Mexico                             172,200                2,658
  Ametek Aerospace Products Inc.           151,700                2,655
  First Commonwealth
    Financial Corp.                        292,600                2,652
- Swift Transportation Co., Inc.           189,400                2,652
- ISS Group, Inc.                           26,800                2,646
- Buckeye Technology, Inc.                 120,500                2,643
- Quanta Services, Inc.                     48,050                2,643
- Barra, Inc.                               53,000                2,627
- Andrew Corp.                              78,037                2,619
- Structural Dynamics
    Research Corp.                         173,406                2,612
- Swift Energy Co.                          92,020                2,611
  Chelsea GCA Realty, Inc. REIT             75,500                2,609
- Policy Management
    Systems Corp.                          169,500                2,606
  FelCor Lodging Trust, Inc. REIT          140,800                2,605
- Emisphere Technologies, Inc.              61,100                2,603
- Canandaigua Brands, Inc.
    Class A                                 51,600                2,603
- Haemonetics Corp.                        123,850                2,601
  Wellman, Inc.                            160,000                2,590
  Southwest Gas Corp.                      147,900                2,588
  Russell Corp.                            129,325                2,587
  Atmos Energy Corp.                       147,775                2,586
- Landstar System                           43,400                2,585
  Graco, Inc.                               79,525                2,585
- Metricom                                  92,700                2,584
- Rogers Corp.                              73,800                2,583
- Choice Hotel International, Inc.         259,700                2,581
  Glenborough Realty Trust,
    Inc. REIT                              147,900                2,579
  Cohu, Inc.                                95,600                2,578
- WebLink Wireless, Inc.                   194,500                2,577
- Vertex Pharmaceuticals, Inc.              24,400                2,571
- ONYX Software Corp.                       86,600                2,571
- Viasystems Group, Inc.                   158,700                2,569
- StarMedia Network, Inc.                  136,000                2,567
  Northwestern Corp.                       111,000                2,567
- Sonic Corp.                               86,700                2,547
- Extended Systems Inc.                     26,500                2,544
  Lincoln Electric Holdings                177,800                2,534
- Insituform Technologies Class A           93,400                2,533
  Milacron Inc.                            174,677                2,533
- Spyglass, Inc.                            80,800                2,530
  Commercial Federal Corp.                 162,300                2,526
  National Bankcorp of Alaska Inc.          70,400                2,526
  Meritor Automotive, Inc.                 229,600                2,526
- WebTrends Corp.                           65,200                2,522
  Provident Financial Group, Inc.          105,600                2,515
  National Data Corp.                      109,100                2,509
- IntraNet Solutions, Inc.                  65,300                2,506
- Buffets Inc.                             197,149                2,501
- Papa John's International, Inc.          102,050                2,500
  Forest City Enterprise Class A            74,900                2,500
  Colonial BancGroup, Inc.                 259,700                2,500
  JLG Industries, Inc.                     210,300                2,497
- Pure Resources, Inc.                     139,700                2,497
  F & M National Corp.                     118,779                2,494
- Shaw Group, Inc.                          52,900                2,493
- Digital Insight Corp.                     73,200                2,489
  Kellwood Co.                             117,750                2,487
- Techne                                    19,128                2,487
- Kirby Corp.                              116,600                2,478
- Nanogen, Inc.                             58,300                2,474
- Laboratory Corp. of
    America Holdings                        32,065                2,473

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
- XTRA Corp.                                62,600           $    2,469
  Dial Corp.                               237,900                2,468
  Chesapeake Corp. of Virginia              83,300                2,468
- Forest Oil Corp.                         154,800                2,467
- Valence Technology                       133,800                2,467
- Maverick Tube Corp.                       84,700                2,467
- Digital Microwave Corp.                   64,600                2,463
  Oshkosh Truck Corp.                       68,800                2,460
  Fleming Cos., Inc.                       188,200                2,458
- Covance, Inc.                            278,700                2,456
- SPS Technologies, Inc.                    59,800                2,456
- ISIS Pharmaceuticals, Inc.               169,300                2,455
  The McClatchy Co. Class A                 74,100                2,455
- ArthroCare Corp.                          46,000                2,450
- The Cheesecake Factory                    88,829                2,443
  United Television, Inc.                   18,929                2,437
- Aviron                                    78,700                2,430
- RSA Security Inc.                         35,060                2,428
  Cooper Cos., Inc.                         66,700                2,426
- Southern Union Co.                       153,416                2,426
- AnswerThink Consulting
    Group, Inc.                            145,500                2,419
- HS Resources Inc.                         80,600                2,418
- Atlas Air, Inc.                           67,400                2,418
  Dole Food Co.                            147,500                2,415
- Regeneron Pharmaceuticals, Inc.           80,900                2,412
  Hooper Holmes, Inc.                      300,800                2,406
- Carrier Access Corp.                      45,400                2,401
  Otter Tail Power Co.                     114,300                2,400
- Delphi Financial Group, Inc.              70,705                2,400
- Power-One, Inc.                           21,050                2,398
- Tower Automotive, Inc.                   191,100                2,389
- The Topps Co., Inc.                      207,600                2,387
- Charming Shoppes, Inc.                   467,200                2,380
  Selective Insurance Group                125,100                2,377
- Com21, Inc.                               95,000                2,375
- Cell Pathways, Inc.                      101,000                2,374
- Globix Corp.                              80,700                2,366
- Amphenol Corp.                            35,700                2,363
- Allen Telecom Inc.                       133,560                2,362
  Superior Industries
    International, Inc.                     91,700                2,361
- Ionics, Inc.                              77,100                2,361
- Paxar Corp.                              197,656                2,360
  Amcore Financial                         128,620                2,355
  Claire's Stores, Inc.                    121,800                2,345
  Libbey, Inc.                              72,900                2,342
  S & T Bancorp, Inc.                      128,200                2,340
  Casey's General Stores                   225,457                2,339
  Sovereign Bancorp, Inc.                  332,337                2,337
- CTC Communications Group, Inc.            64,900                2,336
- Commonwealth Telephone
    Enterprises, Inc.                       49,599                2,334
  Cabot Oil & Gas Corp. Class A            109,926                2,329
- Impath, Inc.                              42,900                2,327
- Avigen, Inc.                              53,000                2,325
  CFW Communications Co.                    62,000                2,325
- Semtech Corp.                             30,302                2,318
- Apria Healthcare                         189,000                2,315
- iGATE Capital Corp.                      168,300                2,314
- Labranche & Co. Inc.                     160,700                2,310
- General Semiconductor, Inc.              156,550                2,309
- 99 Cents Only Stores                      57,766                2,303
  J.M. Smucker Co. Class A                 119,500                2,300
  Banta Corp.                              121,400                2,299
  UniSource Energy Corp.                   153,160                2,297
- ACTV, Inc.                               153,500                2,293
  G & K Services, Inc.                      91,450                2,292
  Bradley Real Estate Inc. REIT            107,214                2,285
  Clarcor Inc.                             114,925                2,284
  Black Hills Corp.                        101,150                2,282
- Clarus Corp.                              58,700                2,282
- PSS World Medical, Inc.                  338,562                2,275
- O'Reilly Automotive, Inc.                163,500                2,269
  Owens Corning                            245,000                2,266
- The Boyds Collection, Ltd.               266,600                2,266
  Westbanco Inc.                            93,279                2,262
  Fleetwood Enterprises, Inc.              158,700                2,261
- EGL, Inc.                                 73,500                2,260
  Summit Properties, Inc. REIT             107,500                2,258
  Albemarle Corp.                          114,120                2,254
- Alkermes, Inc.                            47,800                2,253
- Brightpoint, Inc.                        259,725                2,248
- Syntroleum Corp.                         131,100                2,245
- Credence Systems Corp.                    40,600                2,241
  Keystone Financial, Inc.                 105,400                2,240
  Kimball International, Inc. Class B      151,700                2,238
- Corsair Communications, Inc.              77,800                2,237
  LNR Property Corp.                       114,650                2,236
  American National Insurance Co.           43,800                2,234
- ImClone Systems, Inc.                     29,200                2,232
- Open Market, Inc.                        161,400                2,229
- Factory 2-U Stores Inc.                   58,900                2,227
- ShopKo Stores, Inc.                      144,700                2,225
- Mattson Technology, Inc.                  68,200                2,217
- Primus Knowledge Solutions, Inc.          49,200                2,214
- Bethlehem Steel Corp.                    620,791                2,212
  Health Care REIT, Inc.                   136,000                2,210
  Hughes Supply, Inc.                      111,850                2,209
  CT Communications, Inc.                   77,500                2,204
- Noven Pharmaceuticals, Inc.               73,200                2,201
  Granite Construction Co.                  89,800                2,200
- Paradyne Networks, Inc.                   67,400                2,195
  Koger Equity, Inc. REIT                  130,000                2,194
- Sunrise Technologies
    International, Inc.                    219,300                2,193
- Netopia, Inc.                             54,400                2,190
  Phoenix Investment Partners Ltd.         208,500                2,189
- Orbital Sciences Corp.                   179,500                2,188
- SpeedFam-IPEC, Inc.                      120,251                2,187
- Motient Corp.                            139,300                2,185
  Baldor Electric Co.                      116,927                2,178
- TiVo Inc.                                 62,200                2,177
  Hilb, Rogal and Hamilton Co.              62,700                2,175
  Manufactured Home
    Communities, Inc. REIT                  90,800                2,174
- Cambridge Technology Partners            249,200                2,173
- Catalytica, Inc.                         197,400                2,171
  Fair Issac & Co.                          49,300                2,169
- Sangstat Medical Corp.                    74,900                2,163
  Arch Chemicals, Inc.                      98,800                2,161
  Prison Realty Trust, Inc. REIT           704,800                2,158

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
- Lands' End, Inc.                          64,500           $    2,153
- PC-Tel, Inc.                              56,600                2,151
- GaSonics International Corp.              54,500                2,149
  Elcor Corp.                               93,425                2,149
  International Bancshares Corp.            65,846                2,148
  Pacific Gulf Properties, Inc. REIT        85,700                2,148
- Perot Systems Corp.                      195,100                2,146
- Duane Reade Inc.                          83,200                2,142
- The Titan Corp.                           47,850                2,141
- Prime Hospitality Corp.                  226,800                2,140
- Dollar Thrifty Automotive
    Group, Inc.                            116,000                2,139
- Wesley Jessen VisionCare, Inc.            56,900                2,137
- Presstek, Inc                            131,000                2,137
- Dal-Tile International Inc.              258,100                2,129
  Arvin Industries, Inc.                   122,400                2,127
- Rainbow Technologies, Inc.                43,700                2,125
- Ogden Corp.                              235,600                2,120
  Southwest Securities Group, Inc.          56,800                2,116
  Jefferies Group, Inc.                    104,732                2,114
- Incyte Genomics, Inc.                     25,700                2,112
  A.O. Smith Corp.                         100,800                2,111
- California Amplifier, Inc.                46,000                2,105
- Dril-Quip, Inc.                           45,000                2,104
  Wausau-Mosinee Paper Corp.               245,510                2,102
- Excalibur Technologies Corp.              52,600                2,101
- Rare Medium Group, Inc.                  132,800                2,100
  M.A. Hanna Co.                           232,200                2,090
  F.N.B. Corp.                             101,320                2,090
  Mid-America Apartment
    Communities, Inc. REIT                  86,600                2,078
- Computer Horizons Corp.                  154,600                2,077
  Datascope Corp.                           57,700                2,077
- Electroglas, Inc.                         96,600                2,077
- Complete Business Solutions, Inc.        118,100                2,074
- Superior Energy Services, Inc.           199,900                2,074
- Agribrands International, Inc.            49,300                2,068
- Micron Electronics, Inc.                 165,400                2,068
- Frontline Capital Group                   96,900                2,065
  Carter-Wallace, Inc.                     102,400                2,061
  MAF Bancorp, Inc.                        113,251                2,060
- Powerwave Technologies, Inc.              46,800                2,059
- Direct Focus, Inc.                        41,800                2,048
  John H. Harland Co.                      136,900                2,045
- AirGate PCS, Inc.                         38,900                2,045
- LightPath Technologies, Inc.              51,300                 2,04
- MedQuist, Inc.                            60,011                2,040
- EntreMed, Inc.                            68,100                2,039
- Emulex Corp.                              31,000                2,036
- Priority Healthcare Corp. Class B         27,400                2,036
- INAMED Corp.                              55,500                2,033
  AMCOL International Corp.                123,150                2,032
  Cathay Bancorp, Inc.                      43,805                2,031
- Tweeter Home Entertainment
    Group, Inc.                             66,800                2,029
  First Bancorp/Puerto Rico                109,300                2,029
- PolyMedica Corp.                          46,900                2,028
- PathoGenesis Corp.                        77,900                2,025
- NPS Pharmaceuticals Inc.                  75,300                2,014
- Toll Brothers, Inc.                       98,200                2,013
- BindView Development Corp.               167,600                2,011
- Robotic Vision Systems, Inc.             111,700                2,011
  Tredegar Corp.                           105,500                2,005
  Matthews International Corp.              69,100                2,004
- JDA Software Group, Inc.                 104,350                2,002
- Albany Molecular Research, Inc.           36,600                1,992
  ChemFirst Inc.                            82,300                1,985
  C.H. Robinson Worldwide, Inc.             40,100                1,985
  Stewart & Stevenson
    Services, Inc.                         131,510                1,981
- F.Y.I. Inc.                               58,800                1,981
  USEC Inc.                                428,000                1,980
  Greif Brothers Corp. Class A              64,300                1,977
- Computer Network
    Technology Corp.                       113,600                1,974
- NBC Internet, Inc. Class A               157,900                1,974
  Kelly Services, Inc. Class A              85,300                1,973
- Avis Group Holdings, Inc.                105,100                1,971
  Longs Drug Stores, Inc.                   90,500                1,968
- Henry Schein, Inc.                       114,100                1,968
- Sylvan Learning Systems, Inc.            143,100                1,968
- Atlantic Coast Airlines
    Holdings Inc.                           61,900                1,965
- QuickLogic Corp.                          88,100                1,960
  Spartech Corp.                            72,600                1,960
  MDC Holdings, Inc.                       105,200                1,959
  Wolverine World Wide, Inc.               197,640                1,952
- Parker Drilling Co.                      314,700                1,947
  Regis Corp.                              155,750                1,947
- NCO Group, Inc.                           84,150                1,946
- Encompass Services Corp.                 337,445                1,940
- Pinnacle Entertainment, Inc.              99,800                1,940
  Crawford & Co. Class B                   175,550                1,931
- Total Renal Care Holdings, Inc.          321,800                1,931
  Block Drug Co. Class A                    45,603                1,930
  Alexandria Real Estate
    Equities, Inc. REIT                     56,200                1,928
  Republic Bancorp, Inc.                   215,617                1,927
- P-Com, Inc.                              338,500                1,925
- PETCO Animal Supplies, Inc.               97,800                1,919
- Jones Lang Lasalle Inc.                  143,100                1,914
- Tumbleweed
    Communications Corp.                    37,600                1,913
- Aspect Communications Corp.               48,600                1,911
- Career Education Corp.                    39,300                1,906
- ACT Manufacturing, Inc.                   41,000                1,904
- Advance Paradigm, Inc.                    92,800                1,902
- Oceaneering International, Inc.          100,100                1,902
  MascoTech Inc.                           175,700                1,900
- Wyndham International, Inc.
    Class A                                756,100                1,890
- Conmed Corp.                              73,050                1,890
- Atwood Oceanics, Inc.                     42,400                1,887
- Trans World Entertainment Corp.          155,350                1,884
- CommScope, Inc.                           45,908                1,882
- Genzyme Transgenics Corp.                 69,100                1,874
- SeaChange International, Inc.             64,900                1,874
- Performance Food Group Co.                58,550                1,874
- Lynx Therapeutics Inc.                    39,300                1,869
  Geon Co.                                 101,000                1,869
  Westfield America, Inc. REIT             137,500                1,865
- e.spire Communications, Inc.             275,900                1,862

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
  Capitol Federal Financial                167,900           $    1,857
  Caraustar Industries, Inc.               122,800                1,857
- Perrigo Co.                              293,700                1,854
- Pharmaceutical Product
    Development, Inc.                       88,271                1,854
- Cytyc Corp.                               34,700                1,852
  Gaylord Entertainment Co. Class A         86,075                1,851
- ADAC Laboratories                         77,100                1,850
  Cornerstone Realty Income
    Trust, Inc. REIT                       185,000                1,850
  Anchor Bancorp Wisconsin Inc.            120,800                1,850
  Enhance Financial Services
    Group, Inc.                            128,600                1,849
- Priority Healthcare Corp. Class A         24,857                1,847
  Carpenter Technology Corp.                87,400                1,846
- ProBusiness Services, Inc.                69,500                1,846
- Simpson Manufacturing Co.                 38,600                1,846
- Cor Therapeutics, Inc.                    21,600                1,843
- Steel Dynamics, Inc.                     202,800                1,838
- Ibis Technology Corporation               30,400                1,835
- Ventro Corp.                              97,200                1,835
  Empire District Electric Co.              83,070                1,833
- Vical, Inc.                               95,100                1,831
- Radiant Systems, Inc.                     76,100                1,826
- ParkerVision, Inc.                        36,200                1,826
- Phoenix Technologies LTD.                111,900                1,825
- Aclara Biosciences, Inc.                  35,800                1,824
  First United Bancshares, Inc.            119,800                1,819
  True North Communications                 41,300                1,817
  Walter Industries, Inc.                  158,600                1,814
- MemberWorks, Inc.                         53,900                1,812
- Sybase, Inc.                              78,700                1,810
- ESS Technology, Inc.                     124,800                1,810
- Allscripts, Inc.                          78,600                1,808
- MGI Pharma, Inc.                          62,800                1,806
- ImmunoGen, Inc.                          149,700                1,806
  Arrow International, Inc.                 53,900                1,806
- Microsemi Corporation                     53,200                1,805
- Maxygen                                   31,800                1,805
  Taubman Co. REIT                         164,100                1,805
  Justin Industries, Inc.                   82,450                1,804
  Interstate Bakeries Corp.                128,800                1,803
- iBasis, Inc.                              41,800                1,800
  Park Electrochemical Corp.                49,900                1,800
- Zoll Medical Corp.                        36,700                1,798
- CUNO Inc.                                 77,750                1,798
  ABM Industries                            78,000                1,794
  The Toro Co.                              54,400                1,792
- American Italian Pasta Co.                86,600                1,792
  Morrison Management
    Specialists, Inc.                       63,540                1,791
- Mechanical Technology Inc.               119,400                1,791
- ChoicePoint Inc.                          40,232                1,790
- Microvision, Inc.                         36,500                1,789
  Bedford Property Investors,
    Inc. REIT                               96,300                1,788
- Sinclair Broadcast Group, Inc.           162,500                1,788
  Hollinger International, Inc.            131,100                1,786
- Rent-A-Center, Inc.                       79,300                1,784
- Concord Camera Corp.                      85,400                1,783
- Yellow Corp.                             120,650                1,780
- XM Satellite Radio Holdings, Inc.         47,500                1,778
- PETsMART, Inc.                           525,950                1,775
- Astec Industries, Inc.                    69,900                1,774
  Wallace Computer Services, Inc.          179,300                1,771
- Evergreen Resources, Inc.                 59,600                1,766
  Pioneer Standard Electronics Inc.        119,550                1,763
- Neurogen Corp.                            61,000                1,761
  Helmerich & Payne, Inc.                   47,100                1,760
- Advanced Radio Telecom Corp.             120,300                1,759
- NCI Building Systems, Inc.                86,800                1,758
  Texas Regional Bancshares, Inc.           69,200                1,756
- Cephalon, Inc.                            29,300                1,754
- Cognex Corp.                              33,900                1,754
  Springs Industries Inc. Class A           54,800                1,754
  Circle International Group, Inc.          69,750                1,752
- Macrovision Corp.                         27,400                1,751
- WMS Industries, Inc.                     113,400                1,751
- Packeteer, Inc.                           60,000                1,748
- ViaSat, Inc.                              32,100                1,741
- SCP Pool Corp.                            74,100                1,741
  A. Schulman Inc.                         144,300                1,741
  Provident Bankshares Corp.               128,883                1,740
  Doral Financial Corp.                    152,000                1,739
  Fulton Financial Corp.                    98,205                1,737
  Chemical Finance                          66,807                1,737
- Cygnus Inc.                              121,600                1,733
  MacDermid, Inc.                           73,700                1,732
- Multex.com Inc.                           68,700                1,730
- Mail-Well, Inc.                          200,600                1,730
  Commercial Metals Co.                     62,766                1,726
- Excel Technology, Inc.                    34,300                1,726
  National Penn Bancshares Inc.             83,664                1,726
  Western Gas Resources, Inc.               82,100                1,724
  GBC Bancorp                               58,800                1,720
  Laclede Gas Co.                           89,300                1,719
- Bell & Howell Co.                         70,800                1,717
- The Children's Place Retail
    Stores, Inc.                            83,700                1,716
  Bowne & Co., Inc.                        170,400                1,715
  Reliance Steel & Aluminum Co.             89,500                1,712
- Celeritek, Inc.                           41,900                1,710
- PurchasePro.com, Inc.                     41,600                1,706
- Saga Systems, Inc.                       137,100                1,705
  Morgan Keegan, Inc.                      115,600                1,705
- Radio One, Inc. Class D                   77,200                1,703
- NorthEast Optic Network, Inc.             27,600                1,701
- Organogenesis, Inc.                      148,592                1,700
- BlackRock, Inc.                           58,600                1,699
- Startek, Inc.                             33,700                1,698
- Peregrine Systems, Inc.                   48,888                1,696
- CompuCredit Corp.                         56,500                1,695
  Ruddick Corp.                            143,400                1,694
- Manor Care, Inc.                         241,900                1,693
  Diagnostic Products Corp.                 52,900                1,693
  Michael Foods Group, Inc.                 69,000                1,691
- Internet Pictures Corp.                  111,400                1,685
- Del Monte Foods Co.                      247,300                1,685
- Guilford Pharmaceuticals, Inc.           111,800                1,684
- Terex Corp.                              119,100                1,682
- Identix, Inc.                            107,200                1,682
- School Specialty, Inc.                    90,500                1,680

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
  Werner Enterprises, Inc.                 145,275           $    1,680
- Airgas, Inc.                             294,800                1,677
- Universal Display Corp.                   56,400                1,674
- Hutchinson Technology, Inc.              117,500                1,674
- NBTY, Inc.                               262,600                1,674
- Fairfield Communities, Inc.              212,100                1,670
- Intergraph Corp.                         220,200                1,665
- Ralcorp Holdings, Inc.                   135,700                1,662
  Foster Wheeler Corp.                     192,500                1,660
- Alliance Pharmaceutical Corp.            147,000                1,654
  CONSOL Energy, Inc.                      109,300                1,653
- Coulter Pharmaceutical, Inc.              80,600                1,652
  AMLI Residential Properties
    Trust REIT                              70,100                1,652
- Stericycle, Inc.                          68,800                1,651
  Applied Industrial
    Technology, Inc.                       100,600                1,647
- Zomax Inc.                               125,100                1,642
- National Discount Brokers
    Group, Inc.                             51,500                1,642
- SportsLine.com, Inc.                      96,100                1,640
  JDN Realty Corp. REIT                    160,950                1,640
- Accredo Health, Inc.                      47,400                1,638
- DuPont Photomasks, Inc.                   23,900                1,637
  Eastern Enterprises                       25,933                1,634
  NUI Corp.                                 60,500                1,634
  Glimcher Realty Trust REIT               113,600                1,633
- Education Management Corp.                90,400                1,633
- American Management
    Systems, Inc.                           49,700                1,632
  Urban Shopping Centers,
    Inc. REIT                               48,300                1,627
- Anesta Corp.                              65,300                1,624
- Sunrise Assisted Living, Inc.             87,700                1,622
- Emmis Communications, Inc.                39,200                1,622
  Inter-Tel, Inc.                          100,800                1,619
- Cyberoptics Corp.                         35,000                1,619
- Biomatrix, Inc.                           71,500                1,618
- Genesco, Inc.                            100,700                1,617
  Tennant Co.                               43,100                1,616
- Liberty Livewire Corp.                    23,000                1,616
- Sequa Corp. Class A                       42,300                1,615
  Dreyer's Grand Ice Cream, Inc.            76,900                1,615
  Peoples Bank Bridgeport                   87,800                1,613
- hi/fn, inc.                               36,300                1,611
- Anchor Gaming                             33,500                1,606
  Keithley Instruments Inc.                 18,400                1,603
- Vertel Corp.                              91,500                1,601
- FEI Co.                                   52,500                1,601
  Regal-Beloit Corp.                       100,400                1,600
- Ask Jeeves, Inc.                          88,500                1,599
- Teligent, Inc.                            67,600                1,597
  First Charter Corp.                      101,300                1,595
  N L Industries, Inc.                     104,600                1,595
- American Eagle Outfitters, Inc.          113,700                1,592
- IHOP Corp.                                94,800                1,588
- Nautica Enterprises, Inc.                148,414                1,586
- HA-LO Industries, Inc.                   281,525                1,584
  First Citizens BancShares Class A         26,500                1,577
- InterTan, Inc.                           134,050                1,575
- Salton, Inc.                              42,700                1,575
- Sicor, Inc.                              196,160                1,569
- Sunglass Hut International, Inc.         190,800                1,568
- Sanchez Computer
    Associates, Inc.                        66,000                1,568
- Rare Hospitality International Inc.       55,300                1,562
- Playtex Products, Inc.                   138,000                1,561
  Grey Advertising, Inc.                     3,000                1,560
- About.Com, Inc.                           49,500                1,559
- Quiksilver, Inc.                         100,100                1,558
- The Dress Barn, Inc.                      70,400                1,558
- Input/Output, Inc.                       184,400                1,556
- Handleman Co.                            124,300                1,554
- Metasolv Software, Inc.                   35,300                1,553
  Lennox International Inc.                116,900                1,549
  EastGroup Properties, Inc. REIT           73,500                1,548
  Merchants New York
    Bancorporation                          90,000                1,547
  Roadway Express Inc.                      65,800                1,542
  Presidential Life Corp.                  111,100                1,542
- Triad Guaranty, Inc.                      67,200                1,541
  AAR Corp.                                128,400                1,541
  Midas Inc.                                77,000                1,540
  Rollins Truck Leasing                    221,437                1,536
  W Holding Co., Inc.                      186,100                1,535
- Tricord Systems, Inc.                     85,000                1,535
- Pinnacle Holdings Inc. REIT               28,400                1,534
- Tesoro Petroleum Corp.                   151,100                1,530
- Stein Mart, Inc.                         149,100                1,528
  American National Can
    Group, Inc.                             90,500                1,527
  W.R. Berkley Corp.                        81,275                1,524
  J.B. Hunt Transport Services, Inc.        98,700                1,524
  Wynn's International Inc.                 67,050                1,521
- Data Return Corp.                         52,400                1,520
- Niku Corp.                                45,000                1,519
- Ultratech Stepper, Inc.                  102,100                1,519
  American Capital Strategies, Ltd.         63,600                1,518
- Hyseq, Inc.                               33,400                1,518
- Nuance Communications Inc.                18,200                1,516
- Collins & Aikman Corp.                   292,200                1,516
  LTV Corp.                                526,500                1,514
- Specialty Equipment Cos., Inc.            55,800                1,514
  First Sentinel Bancorp Inc.              184,140                1,513
- Selectica, Inc.                           21,600                1,513
  CTG Resources Inc.                        41,200                1,512
  International Multifoods Corp.            87,300                1,511
- Triarc Cos., Inc. Class A                 73,600                1,509
  Equitable Resources, Inc.                 31,200                1,505
- Inprise Corp.                            245,700                1,505
  Valmont Industries, Inc.                  75,700                1,505
- TALK.com, Inc.                           258,400                1,502
- Triangle Pharmaceuticals, Inc.           165,700                1,502
  Commercial Net Lease
    Realty REIT                            142,900                1,500
  Innkeepers USA Trust REIT                164,400                1,500
- UNOVA, Inc.                              204,600                1,496
- Lifeminders, Inc.                         50,600                1,496
  Valero Energy Corp.                       47,100                1,495
- Micrel, Inc.                              34,400                1,494
- Boca Resorts, Inc. Class A               151,300                1,494
  Berry Petroleum Class A                   87,800                1,493

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
- American Freightways                     102,900           $    1,492
- Entrust Technologies, Inc.                18,000                1,490
- Intermune Pharmaceuticals                 36,000                1,487
- Battle Mountain Gold Co. Class A         678,900                1,485
- Neose Technologies, Inc.                  35,300                1,485
- First Health Group Corp.                  45,200                1,483
  Central Parking Corp.                     62,600                1,483
- Mapinfo Corp.                             36,500                1,483
  Hancock Holding Co.                       43,607                1,483
  Ryland Group, Inc.                        67,000                1,482
- SmartServ Online, Inc.                    21,000                1,482
- Offshore Logistics, Inc.                 103,000                1,481
- Cerus Corporation                         28,900                1,479
- Triumph Group, Inc.                       53,000                1,477
- Interlink Electronics Inc.                35,200                1,474
- eSPEED, Inc.                              33,900                1,473
  PMA Capital Corp. Class A                 77,211                1,467
- PC Connection, Inc.                       25,650                1,462
- InterWorld Corp.                          71,300                1,462
- Paxson Communications Corp.              171,700                1,459
  Madison Gas & Electric Co.                73,875                1,459
  East West Bancorp, Inc.                  101,400                1,458
- Kronos, Inc.                              56,050                1,457
- GelTex Pharmaceuticals, Inc.              71,200                1,455
- Midwest Express Holdings, Inc.            67,500                1,451
  Westpoint Stevens, Inc.                  130,400                1,451
  Pultizer, Inc.                            34,300                1,447
  Queens County Bancorp, Inc.               78,472                1,447
  American Financial Holdings, Inc.         91,100                1,446
- MICROS Systems, Inc.                      77,900                1,446
- Avid Technology, Inc.                    120,300                1,444
- Symmetricom Inc.                          57,100                1,442
- kforce.com, Inc.                         207,510                1,440
- Westell Technologies, Inc.                95,900                1,439
- Ryan's Family Steak Houses, Inc.         170,300                1,437
- Amylin Pharmaceuticals, Inc.              94,600                1,437
  Franklin Electric, Inc.                   21,200                1,436
- Bush Boake Allen, Inc.                    32,800                1,435
- FOSSIL, INC.                              73,700                1,433
  E.W. Blanch Holdings, Inc.                70,500                1,432
  WD-40 Co.                                 69,000                1,432
- Brooktrout Technology, Inc.               65,500                1,429
  Bandag, Inc.                              58,900                1,428
- Net.B@nk, Inc.                           114,800                1,428
- eToys Inc.                               224,900                1,427
  Great Lakes, Inc. REIT                    83,800                1,425
- Media Metrix, Inc.                        56,000                1,425
- 24/7 Media, Inc.                          91,100                1,423
- Prima Energy Corp.                        26,600                1,423
- Beringer Wine Estates
    Holdings, Inc.                          40,300                1,423
  Parkway Properties Inc. REIT              46,600                1,421
- Eclipsys Corp.                           189,500                1,421
- Per-Se Technologies, Inc.                151,516                1,420
  John Nuveen Co. Class A                   33,800                1,417
- Nuevo Energy Co.                          75,000                1,416
- Volt Information Sciences Inc.            42,900                1,413
- Veterinary Centers of
    America, Inc.                          102,700                1,412
  Liberty Financial Cos., Inc.              64,300                1,411
- Universal Electronics, Inc.               57,400                1,410
  Advanta Corp. Class A                    115,680                1,410
- Playboy Enterprises, Inc. Class B        109,500                1,410
  Cleveland-Cliffs Iron Co.                 54,600                1,409
  Meditrust Corp.                          375,622                1,409
  Integra Bank Corp.                        82,766                1,407
- Isle of Capri Casinos, Inc.              103,700                1,406
  Lone Star Steakhouse &
    Saloon, Inc.                           138,900                1,406
- Trex Co., Inc.                            28,100                1,405
- QRS Corp.                                 57,200                1,405
- Crestline Capital Corp.                   82,300                1,404
- Sykes Enterprises, Inc.                  109,000                1,403
  R.L.I. Corp.                              40,350                1,402
  Bergen Brunswig Corp. Class A            254,900                1,402
  United National Bancorp                   76,246                1,401
- Media 100 Inc.                            54,400                1,401
  Frontier Financial Corp.                  76,200                1,400
- Bright Horizons Family
    Solutions, Inc.                         65,500                1,400
  Clayton Homes Inc.                       174,717                1,398
- Azurix Corp.                             178,900                1,398
  The Trust Co. of New Jersey               76,470                1,396
  Mid-State Bancshares                      51,200                1,395
- Waste Connections, Inc.                   70,600                1,394
- Universal Access, Inc.                    56,900                1,394
  Great Atlantic & Pacific
    Tea Co., Inc.                           83,800                1,393
- Alpha Industries, Inc.                    31,600                1,392
  The Marcus Corp.                         114,300                1,386
- Whitehall Jewellers, Inc.                 74,250                1,383
- Travelocity.com Inc.                      84,400                1,382
  Calgon Carbon Corp.                      178,100                1,380
- MCSI, INC.                                53,300                1,379
- Exelixis, Inc.                            41,300                1,378
  Neorx Corp.                               72,900                1,376
  Wabtec Corp.                             132,656                1,376
- US Oncology, Inc.                        275,182                1,376
  GenCorp, Inc.                            171,840                1,375
  P.H. Glatfelter Co.                      134,900                1,374
- Friede Goldman Halter, Inc.              153,715                1,374
- LCC International, Inc. Class A           50,300                1,374
  Town & Country Trust REIT                 79,800                1,372
  AmerUs Life Holdings, Inc.                66,492                1,371
  Mills Corp. REIT                          72,647                1,367
  Tucker Anthony Sutro Corp.                75,900                1,366
- Argosy Gaming Co.                         95,000                1,366
- Adeot Technology, Inc.                    29,200                1,365
  Bank of Granite Corp.                     59,618                1,364
- Sunbeam Corp.                            396,643                1,363
- Ticketmaster
    Online-CitySearch, Inc.                 85,500                1,363
- Brio Technology, Inc.                     64,300                1,362
- GoTo.com, Inc.                            88,900                1,361
- DSET Corp.                                44,800                1,361
  Southern Peru Copper Corp.               111,600                1,360
- OnDisplay, Inc.                           16,700                1,360
  RFS Hotel Investors, Inc. REIT           115,700                1,359
  IRT Property Co. REIT                    159,698                1,357
- Championship Auto Racing
    Teams, Inc.                             53,100                1,354
  Capital Automotive REIT                   95,800                1,353

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
  Chemed Corp.                              47,900           $    1,350
  First Financial Bankshares, Inc.          49,070                1,349
  California Water Service Group            55,626                1,349
- Hollywood Entertainment Corp.            171,200                1,348
- Castle & Cooke Inc.                       69,800                1,348
  First Merchants Corp.                     63,600                1,348
- Bottomline Technologies, Inc.             39,400                1,347
- Acuson Corp.                              99,750                1,347
  Wabash National Corp.                    112,800                1,347
  American States Water Co.                 45,200                1,345
  CVB Financial Corp.                       85,012                1,344
- Heartland Express, Inc.                   80,508                1,343
- Young Broadcasting Inc.                   52,300                1,343
  Argonaut Group, Inc.                      78,400                1,343
  Brush Engineered Materials Inc.           85,900                1,342
- Technology Solutions Co.                 216,825                1,342
- Packaging Corp. of America               132,300                1,340
- Esterline Technologies Corp.              90,000                1,339
- Aradigm Corporation                       76,500                1,339
- Choice One Communications Inc.            32,800                1,339
- Albany International Corp.                92,184                1,337
- Sawtek Inc.                               23,200                1,335
  HRPT Properties Trust REIT               217,300                1,331
- Digene Corp.                              32,900                1,328
- Oakley, Inc.                             115,500                1,328
- Audiovox Corp.                            60,200                1,328
- FutureLink Corp.                         184,100                1,323
- SPSS, Inc.                                45,400                1,322
  Thomas Industries, Inc.                   74,750                1,322
- Spectra-Physics Lasers, Inc.              18,900                1,322
  The Stride Rite Corp.                    215,800                1,322
- Digimarc Corp.                            34,300                1,321
  National Health Investors REIT           120,000                1,320
- Palm Harbor Homes, Inc.                   90,929                1,318
- Supertex, Inc.                            26,200                1,317
  Analogic Corp.                            32,900                1,316
- Plains Resources                          82,500                1,315
  Jack Henry & Associates                   26,200                1,313
  The Pep Boys
    (Manny, Moe & Jack)                    218,600                1,312
- Valentis, Inc.                           111,600                1,311
  Harleysville National Corp.               40,032                1,311
- Metromedia International
    Group, Inc.                            275,700                1,310
  Service Corp. International              410,600                1,309
  BT Financial Corp.                        75,693                1,306
  LandAmerica Financial Group, Inc.         56,900                1,305
- First Federal Financial Corp.             92,350                1,304
- McMoRan Exploration Co.                   79,000                1,304
- Sagent Technology, Inc.                   91,400                1,302
  Rollins, Inc.                             87,400                1,300
- ITT Educational Services, Inc.            74,000                1,300
  Arnold Industries, Inc.                  107,700                1,299
- Mediacom Communications Corp.             84,400                1,298
- Centillium Communications, Inc.           18,800                1,297
  Barnes Group, Inc.                        79,500                1,297
- UICI                                     197,500                1,296
- Beverly Enterprises, Inc.                460,800                1,296
- Lexicon Genetics Inc.                     37,700                1,296
- K-V Pharmaceutical Co. Class B            47,550                1,293
- Telxon Corp.                              72,300                1,292
- Diversa Corp.                             39,000                1,292
  Corus Bankshares Inc.                     48,800                1,290
- Genlyte Group, Inc.                       61,200                1,289
- Basin Exploration Inc.                    72,100                1,289
- Calico Commerce Inc.                      79,000                1,284
- Robert Mondavi Corp. Class A              41,800                1,283
- Chico's Fas, Inc.                         64,100                1,282
- Wild Oats Markets Inc.                   101,800                1,279
- MAXIMUS, Inc.                             57,800                1,279
- Immersion Corp.                           42,600                1,278
- Vail Resorts Inc.                         78,200                1,276
  Watsco, Inc.                             102,050                1,276
- Network Peripherals, Inc.                 76,100                1,275
- Del Webb Corp.                            83,196                1,274
  Kaman Corp. Class A                      119,100                1,273
- MetaCreations Corp.                      106,000                1,272
- Energy Conversion Devices, Inc.           50,100                1,271
  Oneida Ltd.                               71,435                1,268
- World Wrestling Federation
    Entertainment, Inc.                     60,900                1,267
  PFF Bancorp, Inc.                         69,400                1,267
- CoStar Group, Inc.                        50,520                1,266
- Creative Biomolecules, Inc.               90,370                1,265
- Sonosite, Inc.                            43,900                1,265
- NS Group Inc.                             60,400                1,265
- Orchid Biosciences                        33,300                1,264
- Semitool, Inc.                            73,000                1,264
  General Cable Corp.                      155,250                1,261
- Alexander's, Inc.                         17,200                1,260
  Lindsay Manufacturing Co.                 64,195                1,260
- Cadiz Inc.                               157,400                1,259
- Tekelec                                   26,100                1,258
  Brown Shoe Company, Inc.                  96,500                1,255
  Sterling Bancshares, Inc.                115,900                1,253
- Ivex Packaging Corp.                     112,400                1,250
- Unit Corp.                                92,600                1,250
- Gardner Denver Inc.                       69,900                1,249
- Biopure Corp.                             66,300                1,247
- StarBase Corporation                     117,200                1,245
- Numerical Technologies, Inc.              25,600                1,245
- AirTran Holdings, Inc.                   298,800                1,242
- Applied Science &
    Technology, Inc.                        47,900                1,239
- Lightbridge, Inc.                         51,900                1,239
- Applica Inc.                             109,467                1,238
- CCC Information Services Group           116,500                1,238
  Standard Pacific Corp.                   123,500                1,235
  Charter Municipal Mortgage
    Acceptance Co.                         100,300                1,235
- Krispy Kreme Doughnuts, Inc.              16,800                1,235
- ATS Medical, Inc.                         84,400                1,234
- Prosoft Training.com                      73,400                1,234
- Trammell Crow Co.                        114,650                1,232
- Chirex, Inc.                              61,600                1,232
- Ziff-Davis Inc.                          136,800                1,231
- SoftNet Systems, Inc.                    127,900                1,231
- Procom Technology, Inc.                   23,800                1,230
- Ames Department Stores, Inc.             158,457                1,228
- Pac-West Telecom, Inc.                    61,400                1,228
  AREA Bancshares Corp.                     55,000                1,227
- Morrison Knudsen Corp.                   169,000                1,225

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
  Riggs National Corp.                      96,900           $    1,223
- Midway Games Inc.                        151,611                1,222
- Genrad, Inc.                             135,700                1,221
- Intraware, Inc.                           76,000                1,221
  Arctic Cat, Inc.                         102,800                1,221
- Bluestone Software Inc.                   47,500                1,220
- Scientific Games Holdings Corp.           49,600                1,218
- JAKKS Pacific, Inc.                       82,550                1,218
- IMRglobal Corp.                           93,100                1,216
- SITEL Corp.                              245,700                1,213
- Hot Topic, Inc.                           37,900                1,213
  SJW Corp.                                 10,200                1,213
- Tularik, Inc.                             40,900                1,207
- Therma-Wave Inc.                          53,900                1,203
- Sequenom, Inc.                            26,500                1,202
  Reckson Associates Realty Corp.
    Class B REIT                            47,256                1,202
- MTI Technology Corp.                     149,400                1,195
  Lance, Inc.                              132,700                1,194
- Fritz Cos., Inc.                         115,800                1,194
  Harleysville Group, Inc.                  71,200                1,193
  Ryerson Tull, Inc.                       114,847                1,192
  Omega Financial Corp.                     47,100                1,189
- DUSA Pharmaceuticals, Inc.                40,300                1,189
- I-STAT Corp.                              68,000                1,186
  Stewart Enterprises, Inc. Class A        335,400                1,184
  Deltic Timber Corp.                       55,400                1,184
- eGain Communications Corp.                97,600                1,183
  South Jersey Industries, Inc.             44,336                1,183
- CDI Corp.                                 58,000                1,182
- Internet.com Corp.                        60,000                1,181
- Information Holdings Inc.                 31,900                1,180
- Cumulus Media Inc.                       129,300                1,180
- Ribozyme Pharmaceuticals, Inc.            45,700                1,180
- MCK Communications, Inc.                  51,000                1,179
- Great Plains Software, Inc.               60,040                1,178
- Monaco Coach Corp.                        86,050                1,172
  Boykin Lodging Co. REIT                   86,800                1,172
- Patterson Dental Co.                      22,950                1,170
- Life Technologies, Inc.                   22,950                1,170
  National Golf Properties, Inc. REIT       55,400                1,170
- Scott Technologies, Inc.                  68,000                1,169
- Theragenics Corp.                        136,000                1,165
  Sovran Self Storage, Inc. REIT            54,300                1,164
- PAREXEL International Corp.              121,600                1,163
  Semco Energy Inc.                         89,385                1,162
- Netcentives Inc.                          62,300                1,160
  NACCO Industries, Inc. Class A            32,995                1,159
  Watts Industries Class A                  91,700                1,158
- Quantum Effect Devices, Inc.              20,300                1,157
  JP Realty Inc. REIT                       64,900                1,156
- Breakaway Solutions, Inc.                 42,800                1,156
- Tanning Technology Corp.                  60,000                1,155
- Getty Images, Inc.                        31,100                1,153
  Harbor Florida Bancshares, Inc.          110,384                1,152
  Mine Safety Appliances Co.                48,000                1,152
- Medical Assurance, Inc.                  102,296                1,151
  Republic Security Financial Corp.        229,519                1,148
- P.F. Chang's China Bistro, Inc.           35,900                1,147
- Datastream Systems, Inc.                  91,700                1,146
- Integrated Circut Syetems, Inc.           66,900                1,146
- LodgeNet Entertainment Corp.              47,200                1,145
  West Pharmaceutical
    Services, Inc.                          52,894                1,144
- Harmonic, Inc.                            46,195                1,143
- Network Equipment
    Technologies, Inc.                     113,500                1,142
  Aaron Rents, Inc. Class B                 90,900                1,142
- Hayes Lemmerz International, Inc.         94,300                1,137
  Quanex Corp.                              76,100                1,132
- Adtran, Inc.                              18,900                1,132
- THQ Inc.                                  92,850                1,132
- EMCOR Group, Inc.                         48,800                1,132
- Salem Communications Corp.               121,800                1,130
- SBS Technologies, Inc.                    30,600                1,130
- Immune Response                          103,900                1,130
- Checkpoint Systems, Inc.                 150,600                1,130
  Western Properties Trust REIT             95,000                1,128
- Nucentrix Broadband Networks              44,200                1,127
- Caliper Technologies Corp.                24,500                1,127
- IDX Systems Corp.                         79,680                1,125
- Thoratec Laboratories Corp.               69,500                1,125
  OceanFirst Financial Corp.                61,000                1,125
- Project Software &
    Development, Inc.                       62,400                1,123
- Houston Exploration Co.                   44,700                1,123
- Labor Ready, Inc.                        169,386                1,122
  Seacoast Financial Services Corp.        118,100                1,122
- InterVoice-Brite, Inc.                   170,800                1,121
  Primex Technologies, Inc.                 50,900                1,120
- American Classic Voyager Co.              54,200                1,118
  Landry's Seafood
    Restaurants, Inc.                      131,500                1,118
  Trenwick Group Inc.                       76,750                1,118
- Musicland Stores Corp.                   150,200                1,117
- Ventana Medical Systems, Inc.             47,500                1,116
- Champion Enterprises, Inc.               228,948                1,116
  CNA Surety Corp.                          93,400                1,115
  SLI, Inc.                                 91,875                1,114
- Frontier Oil Corp.                       139,200                1,114
  Phillips-Van Heusen Corp.                117,200                1,113
- RTI International Metals                  97,600                1,110
  Omnova Solutions Inc.                    177,600                1,110
- Boyd Gaming Corp.                        199,500                1,110
- Endocare, Inc.                            54,800                1,110
- Guitar Center, Inc.                      105,300                1,106
- Canandaigua Brands, Inc. Class B          22,100                1,105
- U.S. Interactive, Inc.                    85,400                1,105
- FirstCom Corp.                            73,300                1,104
  Brenton Banks, Inc.                       79,518                1,103
- Entercom Communications Corp.             22,600                1,102
- Net Perceptions, Inc.                     69,300                1,100
- Arguss Communications, Inc.               58,200                1,099
- Bio-Rad Laboratories, Inc. Class A        43,800                1,095
- eXcelon Corp.                            137,900                1,095
- Miravant Medical Technology               49,000                1,093
- SciQuest.com, Inc.                        95,400                1,091
- MatrixOne, Inc.                           26,800                1,089
- General Communication, Inc.              212,300                1,088
- S1 Corp.                                  46,650                1,088
- Pennaco Energy, Inc.                      66,400                1,087
- The Yankee Candle Company, Inc.           50,200                1,086

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
  Mid-America Bancorp                       43,351           $    1,084
  Baldwin & Lyons, Inc. Class B             63,500                1,083
  Burnham Pacific Properties,
    Inc. REIT                              157,400                1,082
- Coinstar, Inc.                           107,200                1,079
- Cytogen Corp.                            106,400                1,077
- Retek Inc.                                33,600                1,075
  SCPIE Holdings Inc.                       52,400                1,074
  Gerber Scientific, Inc.                   93,400                1,074
  New England Business
    Service, Inc.                           65,900                1,071
- Cognizant Technology
    Solutions Corp.                         32,200                1,069
- Nexell Therapeutics Inc.                  71,800                1,068
- Speedway Motorsports, Inc.                46,400                1,067
- Iron Mountain, Inc.                       31,370                1,067
  Equity Inns, Inc. REIT                   174,100                1,066
- Mobile Mini, Inc.                         48,300                1,066
- Rudolph Technologies, Inc.                27,400                1,062
  United Community Financial Corp.         159,500                1,062
- BOK Financial Corp.                       60,444                1,062
- Consolidated Products Inc.               117,899                1,061
- Pegasus Communications Corp.
    Class A                                 21,600                1,060
  Russ Berrie and Co., Inc.                 55,000                1,059
- TenFold Corp.                             64,400                1,059
- CyberSource Corp.                         76,600                1,058
- NETsilicon, Inc.                          32,300                1,058
- MP3.com, Inc.                             77,800                1,055
- CACI International, Inc.                  54,100                1,055
- Echelon Corp.                             18,200                1,054
- Satcon Technology Corp.                   41,200                1,053
- 3DO Co.                                  134,100                1,052
- BSQUARE Corp.                             46,800                1,050
- GlobalNet Financial.com, Inc.             50,000                1,050
  Zenith National Insurance Corp.           49,400                1,050
- Secure Computing Corp.                    55,800                1,050
  Polymer Group, Inc.                      113,200                1,047
- WorldPages.com, Inc.                     174,400                1,046
  Entertainment Properties
    Trust REIT                              75,700                1,046
- Ultimate Electronics, Inc.                39,000                1,045
- Cyberonics, Inc.                          87,045                1,045
- Matrix Pharmaceutical, Inc.               79,800                1,042
- WorldGate Communications, Inc.            58,700                1,042
  Pennsylvania REIT                         60,800                1,041
- AmeriPath, Inc.                          117,100                1,039
  First Financial Holdings, Inc.            75,400                1,037
  The Warnaco Group, Inc. Class A          133,200                1,032
  Churchill Downs, Inc.                     44,000                1,029
- O'Charley's Inc.                          75,400                1,027
- Razorfish Inc.                            63,900                1,026
  Curtiss-Wright Corp.                      27,600                1,026
- iBEAM Broadcasting Corp.                  56,900                1,024
- Ocular Sciences, Inc.                     87,000                1,022
- AVT Corp.                                138,600                1,022
- American Telesource Intl, Inc.           161,800                1,021
- MKS Instruments, Inc.                     26,100                1,021
- Vyyo Inc.                                 37,800                1,021
  Cash America International Inc.          138,212                1,019
  Premier National Bancorp, Inc.            78,310                1,018
- SAVVIS Communications Corp.               77,700                1,015
- Nanometrics Inc.                          24,600                1,013
- ITXC Corp.                                28,600                1,013
  First Indiana Corp.                       50,920                1,012
  Century South Banks, Inc.                 52,200                1,011
  North Pittsburgh Systems, Inc.            68,500                1,010
- Ocwen Financial Corp.                    181,600                1,010
  Dover Downs Entertainment, Inc.           72,100                1,009
  InterWest Bancorp Inc.                    72,000                1,008
  Robbins & Myers, Inc.                     44,178                1,008
- Marimba, Inc.                             72,200                1,006
  Oshkosh B Gosh, Inc. Class A              61,400                1,005
- Geoworks                                  63,800                1,005
  Cascade Natural Gas Corp.                 60,200                1,005
- APAC Teleservices, Inc.                   90,700                1,003
  FBL Financial Group, Inc. Class A         63,700                1,003
  Burlington Coat Factory
    Warehouse Corp.                         92,740                1,003
- National Instruments Corp.                22,970                1,002
  The Standard Register Co.                 70,300                1,002
- Acme Communications, Inc.                 54,700                  998
- Cabot Microelectronics Corp.              21,800                  997
- Data Broadcasting Corp.                  157,830                  996
  Alabama National BanCorporation           50,100                  993
- Aphton Corp.                              38,500                  991
- Billing Concepts Corp.                   223,400                  991
- Stanford Microdevices, Inc.               22,800                  990
- SmartDisk Corp.                           36,000                  990
  Vector Group Ltd.                         67,110                  990
- Amerco, Inc.                              49,420                  988
  Kansas City Life Insurance Co.            36,760                  988
  Schweitzer-Mauduit
    International, Inc.                     78,900                  986
- Nortek, Inc.                              49,900                  986
- Hypercom Corp.                            68,500                  985
  Providence Energy Corp.                   24,300                  984
- Metrocall, Inc.                          109,300                  984
  Strayer Education, Inc.                   40,950                  983
- Insignia Financial Group, Inc.            98,200                  982
- ePresence, Inc.                          135,300                  981
- Antec Corp.                               23,600                  981
- Mesa Air Group Inc.                      177,300                  981
  The MONY Group Inc.                       29,000                  981
- CB Richard Ellis Services, Inc.          107,329                  979
- Financial Federal Corp.                   56,250                  977
  Winnebago Industries, Inc.                74,800                  977
  Universal Forest Products, Inc.           71,000                  976
- Thermo Electron Corp.                     44,190                  976
- Wit Soundview Group Inc.                  90,800                  975
- Electro Rent Corp.                        79,558                  975
  First Source Corp.                        62,034                  973
- Wesco International, Inc.                101,700                  973
- ChromaVision Medical
    Systems, Inc.                           73,600                  971
- Algos Pharmaceutical Corp.                63,600                  970
- Novadigm, Inc.                            49,100                  970
  Dime Community Bancshares                 59,500                  967
- Pegasus Solutions Inc.                    88,750                  965
- Braun Consulting, Inc.                    45,600                  963
- infoUSA Inc.                             148,000                  962
  Centex Construction Products, Inc.        42,400                  962

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
- Mail.Com, Inc.                           168,700           $      959
- Electric Lightwave, Inc. Class A          51,300                  959
- Revlon, Inc. Class A                     151,800                  958
- Edison Schools Inc.                       41,300                  958
- Research Frontiers, Inc.                  31,900                  957
  Columbus McKinnon Corp.                   68,900                  956
  Sturm, Ruger & Co., Inc.                 107,700                  956
- Arch Capital Group Ltd.                   63,800                  953
  F & M Bancorp                             48,159                  951
  Luby's, Inc.                             118,700                  950
- Net2Phone, Inc.                           26,584                  949
  Sauer-Danfoss, Inc.                       96,000                  948
- Collateral Therapeutics, Inc.             37,300                  946
  First Financial Corp.-Indiana             31,000                  946
- CareInsite, Inc.                          52,800                  944
- PICO Holdings, Inc.                       67,100                  944
  Medallion Financial Corp.                 61,100                  943
- ARIAD Pharmaceuticals, Inc.               70,800                  943
- iVillage Inc.                            111,700                  942
- Ventas, Inc. REIT                        295,500                  942
  Standex International Corp.               59,300                  941
- U.S. Wireless Corporation                 44,000                  941
- Hexcel Corp.                              98,900                  940
- Proxicom, Inc.                            19,600                  938
  Carbo Ceramics Inc.                       26,700                  938
- URS Corp.                                 66,900                  937
  Farmer Brothers, Inc.                      5,350                  936
  Pan Pacific Retail Properties,
    Inc. REIT                               46,500                  936
  Cato Corp. Class A                        80,500                  936
- 3Dfx Interactive, Inc.                   119,800                  932
  BSB Bancorp, Inc.                         46,450                  932
  Sandy Spring Bancorp, Inc.                45,500                  930
- Quokka Sports, Inc.                      115,500                  928
  Analysts International Corp.              99,600                  928
- US LEC Corp. Class A                      54,500                  927
- Wind River Systems Inc.                   24,426                  925
- Nabi                                     125,900                  921
- Martek Biosciences Corp.                  49,100                  921
  Student Loan Corp.                        21,900                  920
- IGEN International, Inc.                  55,400                  918
- Management Network Group Inc.             26,100                  914
  Saul Centers, Inc. REIT                   56,600                  913
  First Federal Capital Corp.               82,500                  913
- David's Bridal Inc.                       78,700                  910
  LaSalle Hotel Properties REIT             63,200                  909
- Columbia Sportswear Co.                   33,800                  908
- Ramp Networks, Inc.                       76,200                  905
- SpectraLink Corp.                         61,800                  904
- eMagin Corporation                        66,300                  899
- Persistence Software, Inc.                49,500                  897
- Thermo Cardiosystems Inc.                 89,600                  896
- Meta Group, Inc.                          46,500                  895
- McAfee.com Corp.                          34,300                  894
  RPC Inc.                                  84,600                  894
- BioCryst Pharmaceuticals, Inc.            31,000                  889
- Interactive Intelligence Inc.             23,700                  889
- The Source Information Management Co.     58,200                  888
- Group 1 Automotive, Inc.                  73,900                  887
- Skechers U.S.A., Inc.                     56,000                  886
- Spinnaker Exploration Co.                 34,500                  884
- Hanover Direct, Inc.                     565,200                  883
- M.S. Carriers, Inc.                       50,000                  881
  Stewart Information Services Corp.        60,100                  879
- Somera Communications, Inc.               64,300                  876
- Interact Commerce Corp.                   74,100                  875
  Southwestern Energy Co.                  139,600                  873
- II-VI, Inc.                               18,025                  872
- CryoLife Inc.                             37,900                  872
  Coachmen Industries, Inc.                 75,500                  868
  Chiquita Brands International, Inc.      220,300                  867
- Powertel Inc.                             12,200                  865
- Jupiter Communications, Inc.              37,600                  865
  Brookline Bancorp, Inc.                   75,600                  865
- National Western Life Insurance
    Co. Class A                             12,000                  864
  Myers Industries, Inc.                    80,346                  864
- Viador, Inc.                              54,400                  864
- Seitel, Inc.                             106,200                  863
- DVI, Inc.                                 53,900                  862
- MyPoints.com, Inc.                        45,500                  862
- PRAECIS Pharmaceuticals Inc.              30,900                  861
  Irwin Financial Corp.                     59,600                  860
- National Information Consortium, Inc.     75,500                  859
- FirePond, Inc.                            23,800                  857
- Metawave Communications Corp.             32,100                  857
  State Auto Financial Corp.                72,100                  856
- EpicEdge, Inc.                            37,200                  856
  Ethyl Corp.                              341,900                  855
- Sonic Foundry, Inc.                       42,600                  852
- Crossroads Systems, Inc.                  33,700                  851
- EEX Corp.                                146,266                  850
- TransMontaigne Inc.                      138,700                  850
- Juno Online Services, Inc.                79,000                  849
- Navigant Consulting, Inc.                199,500                  848
- ORATEC Interventions, Inc.                25,400                  848
- Gaylord Container Corp.                  315,300                  847
- Network Access Solutions Corp.            88,600                  847
- Integrated Electrical Services,Inc.      165,100                  846
- IntraBiotics Pharmaceuticals, Inc.        31,700                  846
- DigitalThink, Inc.                        23,500                  843
- Burns International Services Corp.        67,400                  843
- Intrusion.com, Inc.                       74,300                  841
- GoAmerica, Inc.                           54,400                  840
- Digital River, Inc.                      109,000                  838
  Lawson Products, Inc.                     34,000                  837
- Golden Telecom, Inc.                      28,100                  836
  Exide Corp.                              104,100                  833
- Predictive Systems, Inc.                  23,100                  830
- Professional Detailing, Inc.              24,200                  824
- NETRIX Corp.                              66,900                  824
  WFS Financial, Inc.                       47,700                  823
- Magnatek                                 102,800                  822
  Oriental Financial Group                  56,866                  821
- The viaLink Company                       79,300                  818
  Interface, Inc.                          214,500                  818
-The TriZetto Group, Inc.                   50,400                  816
- NetCreations, Inc.                        17,800                  815
- CSK Auto Corp.                           107,200                  811

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
-------------------------------------------------------------------------
  First Washington Realty Trust,
    Inc. REIT                               36,700           $      810
- Value City Department Stores, Inc.        85,100                  808
- Central Garden and Pet Co.                90,100                  808
- Vivus, Inc.                              116,100                  805
- Columbia Laboratories Inc.               139,900                  804
- Airnet Communications Corp.               30,700                  802
- Latitude Communications, Inc.             71,600                  801
  Great American Financial Resources, Inc.  45,200                  799
- Twinlab Corp.                            125,200                  798
  Tejon Ranch Co.                           35,300                  796
- Crown Media Holdings, Inc.                52,000                  796
- Dura Automotive Systems, Inc.             73,635                  796
  Haverty Furniture Cos., Inc.              93,400                  794
- Mediaplex, Inc.                           41,100                  794
- Standard Microsystem                      51,400                  790
- Cylink Corp.                              47,000                  787
  National Presto Industries, Inc.          25,600                  787
- Closure Medical Corp.                     34,100                  784
- CardioDynamics International Corp.       124,800                  784
- Griffon Corp.                            140,600                  782
- Century Business Services, Inc.          403,200                  781
- Advantage Learning Systems, Inc.          50,800                  781
- Key Production Co., Inc.                  44,600                  781
- Wolverine Tube, Inc.                      45,900                  780
  The Ackerley Group, Inc.                  66,100                  777
- Unify Corp.                               90,600                  776
- IXYS Corp.                                14,500                  774
  Spiegel, Inc. Class A                     91,000                  774
  Bay View Capital Corp.                    78,821                  773
  Thor Industries, Inc.                     36,700                  771
- American Axle & Manufacturing
    Holdings, Inc.                          54,300                  770
- United Natural Foods, Inc.                55,900                  769
- Regent Communications, Inc.               89,000                  765
  Arch Coal, Inc.                           98,800                  760
  BancWest Corp.                            46,200                  759
- Deltathree.com, Inc.                      52,000                  757
  Interpool, Inc.                           77,450                  755
- AVANT Immunotherapeutics, Inc             71,300                  753
- Xceed Inc.                                81,900                  747
- HotJobs.com Ltd.                          54,100                  747
  Prime Group Realty Trust REIT             49,200                  747
- Versata, Inc.                             18,500                  746
- Davox Corp.                               57,400                  743
- Wackenhut Corp.                           57,300                  741
- Telaxis Communications Corp.              23,600                  738
- NetScout Systems, Inc.                    57,200                  736
  BancFirst Corp.                           23,358                  736
- GC Cos.                                   32,850                  735
- Advanced Tissue Sciences Inc.             91,400                  734
- On Command Corp.                          51,500                  734
- Pixelworks, Inc.                          32,200                  733
  Stepan Co.                                31,500                  732
- Clayton Williams Energy, Inc.             22,900                  731
- Information Architects Corp.             105,100                  729
- Horizon Offshore, Inc.                    47,000                  729
- Lante Corp.                               35,600                  728
- NHancement Technologies Inc.              54,600                  727
- Daleen Technologies, Inc.                 46,900                  724
- Mesaba Holdings, Inc.                     75,550                  722
- Belco Oil & Gas Corp.                     84,700                  720
- Hotel Reservations Network, Inc.          24,200                  720
  White Electronic Designs Corp.            56,700                  719
- CSS Industries, Inc.                      35,100                  717
- ADE Corp.                                 37,400                  715
- NetSolve, Inc.                            27,500                  715
- Quintus Corp.                             35,900                  713
- ePlus Inc.                                26,955                  713
- Netsol International, Inc.                20,000                  710
  Detroit Diesel Corp.                      48,100                  709
  Westcorp, Inc.                            59,140                  706
- Alamosa PCS Holdings, Inc.                33,700                  703
  CPI Corp.                                 33,300                  703
- eMerge Interactive, Inc.                  39,210                  703
- BioMarin Pharmaceutical Inc.              41,300                  702
  Metals USA, Inc.                         149,475                  701
- e-MedSoft.com                             86,700                  694
- Terremark Worldwide, Inc.                140,000                  691
  Tanger Factory Outlet Centers,
    Inc. REIT                               29,300                  689
- Gadzoox Networks, Inc.                    50,300                  688
- Software Technologies Corp.               22,400                  687
  Santander BanCorp                         53,690                  685
- Philadelphia Consolidated
    Holding Corp.                           40,700                  684
- Kaiser Aluminum & Chemical Corp.         170,900                  684
- Diametrics Medical, Inc.                 120,700                  683
- NationsRent,  Inc.                       178,900                  682
  CPB, Inc.                                 27,200                  680
  Woodward Governor Co.                     23,900                  677
- Comfort Systems USA, Inc.                169,000                  676
- Targeted Genetics Corp.                   45,400                  675
  Andover Bancorp, Inc.                     23,400                  674
- IMPSAT Fiber Networks, Inc.               40,000                  670
- Level 8 Systems Inc.                      31,800                  670
- FiberNet Telecom Group, Inc.              39,200                  666
- The InterCept Group, Inc.                 38,900                  661
- VaxGen, Inc.                              30,200                  661
- Ebenx Inc.                                31,100                  659
  Vital Signs, Inc.                         36,300                  658
- Stoneridge,Inc.                           74,800                  655
  Bush Industries, Inc.                     40,900                  654
- Teletech Holdings Inc.                    21,000                  652
- Guess ?, Inc.                             46,400                  650
- Tuesday Morning Corp.                     61,400                  645
- Knight Transportation, Inc.               44,100                  642
- Corinthian Colleges, Inc.                 27,400                  642
- Modem Media . Poppe Tyson, Inc.           51,600                  642
- DLJdirect                                 89,900                  641
- Embarcadero Technologies, Inc.            21,800                  640
- click2learn.com, inc.                     36,300                  640
- Vertex Interactive, Inc.                  62,800                  640
- Cheap Tickets, Inc.                       53,300                  640
  Gibraltar Steel                           45,650                  639
- DSL.Net, Inc.                             61,700                  636
- Caminus Corp.                             25,900                  635
  NBT Bancorp, Inc.                         59,197                  633
- Stamps.Com Inc.                           86,100                  630

-------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                            SHARES                (000)
-------------------------------------------------------------------------
- STAAR Surgical Co.                        56,200           $      629
- Bacou USA Inc.                            31,400                  628
  Florida East Coast Railway Co.            15,700                  628
- Intelidata Technologies Corp.             60,700                  626
  Mississippi Valley Bancshares, Inc.       25,800                  626
- Buca, Inc.                                40,000                  625
- NetObjects Inc.                           68,400                  624
- FirstWorld Communications Inc.            58,900                  618
  Rock-Tenn Co.                             71,860                  615
- MSI Holdings, Inc.                        67,700                  614
- Credit Acceptance Corp.                  109,500                  609
- Schein Pharmaceutical, Inc.               28,100                  608
  Northwest Bancorp, Inc.                   88,300                  607
- AGENCY.COM Inc.                           34,050                  607
- SurModics, Inc.                           23,300                  606
- Res-Care, Inc.                           112,600                  605
- Beasley Broadcast Group, Inc.             44,400                  605
  CityBank Lynnwood WA                      23,100                  603
- NetRatings, Inc.                          23,500                  602
- AppliedTheory Corp.                       40,100                  602
- Dot Hill Systems Corp.                    54,600                  601
  Talbots Inc.                              10,900                  599
- NEON Systems, Inc.                        31,900                  598
- Luminex Corp.                             14,300                  595
- Extensity, Inc.                           17,300                  593
- The Buckle, Inc.                          50,400                  592
- Electronics Boutique Holdings Corp.       36,000                  590
- King Pharmaceuticals, Inc.                13,435                  589
- CAIS Internet, Inc.                       41,900                  589
  BankAtlantic Bancorp, Inc. Class B        99,900                  587
- NextCard, Inc.                            68,400                  581
- Aspect Medical Systems, Inc.              21,500                  581
- Connetics Corporation                     39,400                  579
- NPC International Class A                 64,400                  578
- First Consulting Group, Inc.             103,500                  576
- Xybernaut Corporation                     51,100                  572
  Hickory Tech Corporation                  46,900                  572
  NCH Corp.                                 15,700                  568
- Manhattan Associates, Inc.                22,700                  568
- Cyber-Care, Inc.                          56,700                  564
- Prodigy Communications Corp. Class A      53,600                  563
- Earthshell Corp.                         184,400                  559
  Superior Telecom Inc.                     56,096                  557
  Farmers Capital Bank Corp.                18,300                  556
  National Steel Corp. Class B             131,800                  552
- VASCO Data Security International, Inc.   40,100                  549
  Value Line, Inc.                          14,100                  543
- National Processing, Inc.                 43,300                  541
- International Specialty Products, Inc.    94,500                  537
- America Online, Inc.                      10,162                  536
  First Busey Corp.                         32,600                  536
- Digital Courier Technologies, Inc.        83,700                  534
  Coca-Cola Bottling Co.                    11,722                  533
  Liqui-Box Corp.                           10,600                  525
  Capital City Bank Group, Inc.             26,900                  525
- GRIC Communications, Inc.                 29,200                  524
  Pilgrim's Pride Corp.                     73,400                  523
- Digitas Inc.                              31,900                  520
- Convergent Communications, Inc.           64,900                  519
- Chordiant Software, Inc.                  31,200                  519
- Xpedior Inc.                              37,400                  517
- Optical Cable Corp.                       17,000                  514
  Gentek, Inc.                              45,907                  514
- The Meridian Resource Corp.               89,244                  508
- Penn National Gaming, Inc.                37,000                  504
- American Technical Ceramics Corp.         18,000                  502
- netGure, Inc.                             28,000                  501
- COPE, Inc.                                 9,400                  500
- Digital Impact, Inc.                      35,100                  496
- Varco International, Inc.                 21,322                  496
- barnesandnoble.com inc.                   75,300                  492
- OTG Software, Inc.                        17,200                  491
- Sciclone Pharmaceuticals                  37,600                  486
- Ulticom, Inc.                             20,200                  485
  American Industrial Properties REIT       35,400                  480
- On2.com Inc.                              93,200                  478
- Cypress Communications, Inc.              65,700                  476
- C-bridge Internet Solutions, Inc.         27,400                  476
- Vasomedical, Inc.                        100,300                  473
- Saga Communications, Inc.                 21,500                  473
  Ingles Markets, Inc.                      45,000                  470
  Seaboard Corp.                             2,730                  470
- Scientific Learning Corp.                 21,200                  469
  Fedders Corp.                             80,200                  466
- Aurora Foods Inc.                        116,500                  466
- Rexall Sundown, Inc.                      19,400                  466
- Coldwater Creek Inc.                      15,400                  464
- Cysive, Inc.                              19,300                  461
- Local Financial Corp.                     55,100                  460
- Siliconix, Inc.                            6,800                  459
- Inforte Corp.                             12,700                  457
- SVI Holdings, Inc.                        89,100                  457
- KEMET Corp.                               18,200                  456
- NetZero Inc.                              86,400                  451
- Interlogix, Inc.                          32,507                  447
- Corillian Corp.                           26,700                  444
- Blount International, Inc.                57,133                  439
- Syntel, Inc.                              43,875                  439
- Expedia Inc.                              29,600                  438
- MarketWatch.com, Inc.                     23,200                  436
- Centennial Bancorp                        49,739                  432
- Switchboard Inc.                          43,000                  430
- Genta Incorporated                        65,900                  428
- USinternetworking, Inc.                   20,825                  426
- Saba Software, Inc.                       20,100                  422
- Pegasystems Inc.                          83,500                  418
- Trendwest Resorts, Inc.                   25,300                  408
- Paradigm Genetics, Inc.                   33,000                  402
- Systemax Inc.                            103,100                  400
- eMachines, Inc.                          146,600                  394
- Caldera Systems, Inc.                     30,000                  392
- Arch Communications Group, Inc            60,200                  391
- United Auto Group, Inc.                   42,500                  388
  Skyline Corp.                             18,000                  387

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
SMALL-CAP INDEX FUND                        SHARES                (000)
------------------------------------------------------------------------
- Eprise Corp.                              23,200           $      381
  Valhi, Inc.                               36,600                  380
- Centennial Communications Corp.
    Class A                                 27,600                  380
- VIA NET.WORKS, Inc.                       24,200                  374
- Neoforma.com, Inc.                        52,900                  372
- Gaiam, Inc.                               19,500                  361
- Inet Technologies, Inc.                    6,600                  358
- Allos Therapeutics Inc.                   36,200                  353
- Telocity Inc.                             77,300                  353
- Avenue A, Inc.                            40,000                  353
- Kenneth Cole Productions, Inc.             8,750                  350
  McGrath Rent Corp.                        20,100                  342
- Blaze Software, Inc.                      25,000                  341
  Harris Financial, Inc.                    54,900                  340
- Envision Development Corp.                13,000                  338
- eLOT, Inc.                               174,400                  327
- Celsion Corporation                      110,600                  318
- Intelect Communications, Inc.            137,100                  317
  Fedders Corp. Class A                     67,612                  313
- ValueClick, Inc.                          30,400                  312
- E-LOAN, Inc.                              65,100                  309
  A.M. Castle & Co.                         36,825                  306
- eGlobe, Inc.                              98,500                  296
- Lightspan Inc.                            53,500                  294
- Genomic Solutions Inc.                    19,900                  291
- 1-800-FLOWERS.COM, Inc.                   56,000                  287
- Loudeye Technologies, Inc.                16,300                  284
- LivePerson, Inc.                          32,300                  281
  First Niagra Financial Group, Inc.        29,700                  278
- West TeleServices Corp.                   11,000                  278
- Pharmaceutical Resources, Inc.            51,800                  272
- Organic, Inc.                             27,600                  269
- bebe stores, inc.                         31,700                  265
  CKE Restaurants Inc.                      87,500                  263
- Thermo Fibertek, Inc.                     55,100                  262
- Protection One, Inc.                     118,500                  259
- Jo-Ann Stores, Inc. Class B               33,900                  258
- Thermo Ecotek Corp.                       27,300                  256
  Reliance Group Holdings                  335,900                  252
- Imatron, Inc.                            103,400                  242
- Tyler Technologies, Inc.                  89,800                  230
- Opus360 Corp.                             62,300                  230
- coolsavings.com Inc.                      37,820                  229
  City Holding Co.                          37,510                  220
- Uproar Ltd.                               29,500                  219
- Techniclone Corp.                         53,300                  207
- Amtran, Inc.                              16,600                  206
  United Fire & Casualty Co.                13,125                  203
- Silgan Holdings, Inc.                     20,600                  202
- A.S.V., Inc.                              13,700                  197
- Consolidated Stores, Inc.                 16,100                  193
  Three Rivers Bancorp, Inc.                28,749                  189
- PEC Solutions, Inc.                       23,200                  189
- National-Oilwell, Inc.                     5,102                  168
- MessageMedia Inc.                         46,400                  162
- Women.com Networks, Inc.                  78,600                  162
  Jones Pharma, Inc.                         3,600                  144
- K-V Pharmaceutical Co. Class A             5,000                  133
- Packard BioScience Co.                     7,600                  129
  BankAtlantic Bancorp, Inc. Class A        32,066                  120
- Cellstar Corp.                            41,600                  116
  Pilgrim's Pride Corp. Class A             20,350                  111
  Lexington Corporate Properties
    Trust REIT                               8,200                   92
  First Washington Bancorp, Inc.             6,400                   89
- Comstock Resources, Inc.                  10,500                   84
- Jo-Ann Stores, Inc. Class A               11,400                   80
- Elan Corp. Contingent Value Rights       154,200                   77
- Epicor Software Corp.                     26,490                   66
- Information Resources, Inc.               14,900                   59
- Infogrames, Inc.                           6,720                   55
  Second Bancorp, Inc.                       2,900                   44
- Kopin Corp.                                  600                   42
- Wackenhut Corp. Class B                    3,656                   34
- ProcureNet, Inc.                         136,100                   20
- CompuCom Systems, Inc.                    11,700                   19
  J.M. Smucker Co. Class B                   1,000                   19
- Sunbeam Corp. Warrants
    Exp.  8/24/2003                         24,726                   17
- CSF Holdings Inc. Contingent
    Litigation Rights                       29,125                   15
- Burlington Industries, Inc.                6,100                   10
------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $4,220,761)                                           4,570,580
------------------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)(1)
------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.08%, 8/17/2000                   $     2,500                2,480
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.45%, 8/3/2000                          1,000                  994
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000                           20,144               20,144
  6.71%, 7/3/2000--Note G                  130,780              130,780
------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $154,399)                                               154,398
------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
  (COST $4,375,160)                                           4,724,978
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                                  (000)
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-3.0%)                     (136,818)
------------------------------------------------------------------------
NET ASSETS (100%)                                          $ 4,588,160
========================================================================

*  See Note A in Notes to Financial Statements.

-  Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 3.2%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $3,474,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.



-----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                          $4,724,978
Receivables for Investment Securities Sold                      431,758
Other Assets--Note B                                             33,485
                                                            -----------
Total Assets                                                  5,190,221
                                                            -----------
LIABILITIES
Payables for Investment Securities Purchased                    461,437
Other Liabilities--Note G                                       140,624
                                                            -----------
   Total Liabilities                                            602,061
                                                            -----------
-----------------------------------------------------------------------
NET ASSETS                                                  $ 4,588,160
=======================================================================


-----------------------------------------------------------------------
                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
Paid in Capital                                             $ 3,880,335
Undistributed Net Investment Income                              21,127
Accumulated Net Realized Gains                                  336,815
Unrealized Appreciation--Note F
  Investment Securities                                         349,818
  Futures Contracts                                                  65
-----------------------------------------------------------------------
NET ASSETS                                                  $ 4,588,160
=======================================================================
Investor Shares--Net Assets
Applicable to 169,025,783 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                 $ 4,096,303
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE
INVESTOR SHARES                                                  $24.23
=======================================================================
Institutional Shares--Net Assets
Applicable to 20,279,052 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                 $   491,857
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES                                        $     24.25
=======================================================================

------------------------------------------------------------------------
                                                                  MARKET
SMALL-CAP GROWTH                                                  VALUE*
INDEX FUND                                   SHARES                (000)
------------------------------------------------------------------------
COMMON STOCKS (100.3%)
------------------------------------------------------------------------
- Lattice Semiconductor Corp.                 100,500          $   6,947
- Protein Design Labs, Inc.                    40,000              6,598
- Vertex Pharmaceuticals, Inc.                 53,600              5,648
- RSA Security Inc.                            80,700              5,588
- Techne                                       41,900              5,447
- Digital Microwave Corp.                     142,300              5,425
  Jones Pharma, Inc.                          133,775              5,343
  Dallas Semiconductor Corp.                  122,900              5,008
  Expeditors International of
    Washington, Inc.                          104,000              4,940
- Cor Therapeutics, Inc.                       54,000              4,607
- Cognex Corp.                                 87,800              4,544
- National Instruments Corp.                  102,705              4,481
- KEMET Corp.                                 177,500              4,449
  True North Communications                   101,000              4,444
  Alpharma, Inc. Class A                       71,000              4,420
  SEI Corp.                                   108,300              4,312
- Coherent, Inc.                               51,300              4,303
- Plexus Corp.                                 37,300              4,215
  Jack Henry & Associates                      83,200              4,170
- Cephalon, Inc.                               69,300              4,149
- Aspect Communications Corp.                 104,800              4,120
- Silicon Valley Bancshares                    94,100              4,011
- Plantronics, Inc.                            33,100              3,823
- Catalina Marketing Corp.                     37,400              3,815
- Gentex Corp.                                150,800              3,789
- Dycom Industries, Inc.                       79,600              3,662
- ChoicePoint Inc.                             81,945              3,647
- Alpha Industries, Inc.                       81,300              3,582
- Enzo Biochem, Inc.                           51,700              3,567
- Remedy Corp.                                 63,700              3,551
- Patterson Dental Co.                         68,800              3,509
- BISYS Group, Inc.                            56,700              3,487
- Snyder Communications, Inc.                 146,800              3,487
- Medicis Pharmaceutical Corp.                 59,900              3,414
- Newfield Exploration Co.                     86,500              3,384
- Priority Healthcare Corp. Class B            45,500              3,381
  Eaton Vance Corp.                            72,600              3,358
  Technitrol, Inc.                             33,400              3,236
  National Computer Systems, Inc.              65,400              3,221
- Insight Enterprises, Inc.                    54,300              3,221
  Arthur J. Gallagher & Co.                    76,000              3,192
- Black Box Corp.                              40,000              3,167
- Barr Labs Inc.                               70,550              3,162
- Vicor Corp.                                  86,700              3,018
  C & D Technology Inc.                        53,000              2,995
- Kulicke & Soffa Industries, Inc.             49,300              2,927
- Timberland Co.                               41,300              2,925
  Commerce Bancorp, Inc.                       62,544              2,877
- Zebra Technologies Corp. Class A             64,400              2,854
- Adaptive Broadband Corp.                     76,500              2,811
  Methode Electronics, Inc. Class A            72,700              2,808
- American Management
    Systems, Inc.                              84,900              2,787
- 99 Cents Only Stores                         68,400              2,727
- Dendrite International, Inc.                 79,850              2,660
  CTS Corp.                                    56,900              2,561
- Three-Five Systems, Inc.                     43,200              2,549
- Proxim, Inc.                                 25,700              2,543
- Varian Medical Systems, Inc.                 63,800              2,496
- Verity, Inc.                                 63,900              2,428
  Investors Financial Services Corp.           60,600              2,405
- Electro Scientific Industries, Inc.          54,500              2,400
- Aware, Inc.                                  45,900              2,347
- Pioneer Group, Inc.                          54,700              2,318
- Pinnacle Systems, Inc.                      102,200              2,298
- Trimble Navigation Ltd.                      47,000              2,294
  Cambrex Corp.                                50,800              2,286
- Renal Care Group, Inc.                       92,300              2,257
- Stone Energy Corp.                           37,700              2,253
- Orthodontic Centers of
    America, Inc.                              98,900              2,238
- Hain Celestial Group, Inc.                   59,400              2,179
- Aeroflex, Inc.                               43,700              2,171
- Actel Corp.                                  47,400              2,163
- Hyperion Solutions Corp.                     66,400              2,154
- Regeneron Pharmaceuticals, Inc.              71,600              2,135
- Artesyn Technologies, Inc.                   76,200              2,119
- Heidrick & Struggles
    International, Inc.                        33,300              2,102
  Cross Timbers Oil Co.                        94,100              2,082
- Aspen Technologies, Inc.                     53,300              2,052
- Barrett Resources Corp.                      66,800              2,033
  Delta & Pine Land Co.                        78,400              1,965
- RadiSys Corp.                                34,500              1,958
- Jack in the Box Inc.                         78,200              1,926
- C-COR Electronics, Inc.                      69,100              1,866
  Skywest, Inc.                                50,300              1,864
  FactSet Research Systems Inc.                65,900              1,862
- Tetra Tech, Inc.                             80,000              1,830
  Pogo Producing Co.                           82,500              1,825
  Helix Technology Corp.                       46,200              1,802
- EGL, Inc.                                    58,500              1,799
- Copart, Inc.                                109,900              1,758
- Administaff, Inc.                            27,600              1,753
- Syncor International Corp.                   24,300              1,750
- Cal Dive International, Inc.                 32,100              1,739
- ADVO, Inc.                                   41,200              1,730
- The Cheesecake Factory                       62,550              1,720
- American Xtal Technology, Inc.               38,600              1,669
- ResMed Inc.                                  62,400              1,669
- Dril-Quip, Inc.                              35,300              1,650
  Applebee's International, Inc.               54,400              1,649
  Roper Industries Inc.                        62,200              1,594
- Buckeye Technology, Inc.                     71,400              1,566
  Polaris Industries, Inc.                     48,900              1,565
- ZixIt Corp.                                  33,800              1,557
  MacDermid, Inc.                              63,700              1,497
- Biotechnology General                       111,200              1,466
- Visual Networks, Inc.                        51,400              1,465
- Startek, Inc.                                28,600              1,441
- Beringer Wine Estates
    Holdings, Inc.                             40,300              1,423
- Barra, Inc.                                  28,600              1,417
- Mercury Computer Systems, Inc.               43,500              1,406
- Pre-Paid Legal Services, Inc.                46,100              1,377
- Insituform Technologies Class A              50,700              1,375
- On Assignment, Inc.                          45,000              1,373
  Trustco Bank                                109,340              1,367

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                             SHARES                (000)
------------------------------------------------------------------------
- Wesley Jessen VisionCare, Inc.               36,100              1,356
  Manitowac Co., Inc.                          50,450              1,350
  Graco, Inc.                                  41,500              1,349
  Mentor Corp.                                 49,600              1,349
- Noven Pharmaceuticals, Inc.                  44,465              1,337
- Concord Communications, Inc.                 33,290              1,327
- Systems & Computer
    Technology Corp.                           66,300              1,326
- Progress Software Corp.                      73,000              1,309
- Valence Technology                           70,300              1,296
- Alliant Techsystems, Inc.                    19,200              1,295
  Fair Issac & Co.                             29,300              1,289
- FileNet Corp.                                69,965              1,286
- eLoyalty Corp.                              100,400              1,280
- FOSSIL, Inc.                                 65,650              1,276
- Atwood Oceanics, Inc.                        28,200              1,255
  Cabot Oil & Gas Corp. Class A                58,000              1,229
- Atlantic Coast Airlines
    Holdings Inc.                              38,200              1,213
- Dionex Corp.                                 45,200              1,209
- Cost Plus, Inc.                              41,900              1,202
- HS Resources Inc.                            38,500              1,155
- General Semiconductor, Inc.                  77,100              1,137
- MemberWorks, Inc.                            33,100              1,113
  Cohu, Inc.                                   41,200              1,111
- Landstar System                              18,400              1,096
- Alliance Pharmaceutical Corp.                96,400              1,085
- Biomatrix, Inc.                              47,800              1,081
  Hooper Holmes, Inc.                         135,100              1,081
- Sonic Corp.                                  36,600              1,075
- Specialty Equipment Cos., Inc.               39,200              1,063
- ADAC Laboratories                            42,200              1,013
- ViaSat, Inc.                                 18,600              1,009
- Triarc Cos., Inc. Class A                    48,900              1,002
  Libbey, Inc.                                 31,100                999
- Brightpoint, Inc.                           113,600                983
- Advanced Tissue Sciences Inc.               122,300                982
  Hilb, Rogal and Hamilton Co.                 26,500                919
- Teledyne Technologies, Inc.                  54,800                918
- Advance Paradigm, Inc.                       43,800                898
- P-Com, Inc.                                 155,500                884
- NBTY, Inc.                                  137,300                875
- Heartland Express, Inc.                      51,800                864
- MedQuist, Inc.                               24,822                844
- SCP Pool Corp.                               34,600                813
- Project Software &
    Development, Inc.                          44,600                803
- Great Plains Software, Inc.                  40,900                803
  Coca-Cola Bottling Co.                       17,600                801
- Organogenesis, Inc.                          69,200                791
- TALK.com, Inc.                              135,405                787
- CUNO Inc.                                    33,400                772
- Cygnus Inc.                                  53,000                755
- Saga Systems, Inc.                           59,800                744
- Kronos, Inc.                                 25,600                666
  WD-40 Co.                                    31,800                660
  Midas Inc.                                   31,500                630
- Immune Response                              56,300                612
- Plains Resources                             37,000                590
- Scott Technologies, Inc.                     34,300                590
- Labor Ready, Inc.                            88,000                583
- InterVoice-Brite, Inc.                       66,000                433
  Morrison Management
    Specialists, Inc.                          14,800                417
  Oshkosh B Gosh, Inc. Class A                 25,000                409
  X-Rite Inc.                                  43,800                400
- Davox Corp.                                  27,900                361
- DAMARK International, Inc.                   11,600                249
- Cybex Computer Products Corp.                 1,700                 73
- Elan Corp. Contingent Value Rights           56,200                 28
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $341,885)                                                387,239
-------------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000--Note G                    $  3,613              3,613
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $3,613)                                                    3,613
-------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $345,498)                                                390,852
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.2%)                         (4,622)
-------------------------------------------------------------------------
NET ASSETS (100%)                                               $386,230
=========================================================================
* See Note A in Notes to Financial Statements.

- Non-income-producing security.

-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                           $  390,852
Receivables for Investment Securities Sold                        77,077
Other Assets--Note B                                               5,046
                                                              -----------
  Total Assets                                                   472,975
                                                              -----------
LIABILITIES
Payables for Investment Securities Purchased                      81,483
Other Liabilities--Note G                                          5,262
                                                              -----------
  Total Liabilities                                               86,745
                                                              -----------
-------------------------------------------------------------------------
NET ASSETS                                                      $386,230
=========================================================================

-------------------------------------------------------------------------

SMALL-CAP GROWTH                                                  AMOUNT
INDEX FUND                                                         (000)
-------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
Paid in Capital                                              $   349,373
Undistributed Net Investment Income                                   27
Accumulated Net Realized Losses                                   (8,524)
Unrealized Appreciation--Note F                                   45,354
-------------------------------------------------------------------------
NET ASSETS                                                   $   386,230
=========================================================================

Investor Shares--Net Assets
Applicable to 28,805,012 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $   358,977
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                            $     12.46
=========================================================================

Institutional Shares--Net Assets
Applicable to 2,186,544 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $    27,253
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                       $     12.46
=========================================================================

------------------------------------------------------------------------
                                                                  MARKET
SMALL-CAP VALUE                                                   VALUE*
INDEX FUND                                   SHARES                (000)
------------------------------------------------------------------------
COMMON STOCKS (100.5%)
- International Rectifier Corp.                91,300        $     5,104
- Universal Health Services Class B            44,600              2,912
  Radian Group, Inc.                           55,800              2,888
- HNC Software, Inc.                           40,000              2,470
- Pride International Inc.                     96,790              2,396
- Smithfield Foods, Inc.                       83,800              2,352
- Xircom, Inc.                                 44,300              2,104
- Michaels Stores, Inc.                        45,900              2,103
  Vintage Petroleum, Inc.                      92,800              2,094
  Cullen/Frost Bankers, Inc.                   77,800              2,047
  United Water Resources, Inc.                 58,300              2,033
- S3, Inc.                                    135,712              2,002
  Centura Banks, Inc.                          58,900              1,999
  Applied Power, Inc.                          58,100              1,946
- AmeriCredit Corp.                           112,500              1,913
- Zale Corp.                                   52,100              1,902
- Louis Dreyfus Natural Gas Corp.              60,300              1,888
  Fidelity National Financial, Inc.            99,500              1,822
  Hudson United Bancorp                        75,300              1,690
- Interim Services, Inc.                       94,770              1,682
  Penton Media, Inc. Class A                   47,200              1,652
- United Stationers, Inc.                      50,600              1,638
- Linens 'n Things, Inc.                       59,000              1,600
- Whole Foods Market, Inc.                     38,700              1,599
- Stillwater Mining Co.                        57,200              1,594
  OM Group, Inc.                               35,500              1,562
- AnnTaylor Stores Corp.                       46,800              1,550
  Harman International
    Industries, Inc.                           25,400              1,549
- Alliance Semiconductor Corp.                 62,700              1,540
    Raymond James Financial, Inc.              68,400              1,539
- Scotts Co.                                   41,500              1,515
  Aptargroup Inc.                              53,400              1,442
- Anixter International Inc.                   54,100              1,434
- Mueller Industries Inc.                      51,200              1,434
  First Midwest Bancorp                        61,100              1,421
  Washington Federal Inc.                      77,700              1,418
- Cable Design Technologies                    42,300              1,417
  Ethan Allen Interiors, Inc.                  58,800              1,411
  IDEX Corp.                                   44,100              1,392
- Men's Wearhouse, Inc.                        62,000              1,383
  Corn Products International, Inc.            52,200              1,383
  Pier 1 Imports Inc.                         141,100              1,376
- Cerner Corp.                                 50,200              1,368
- Canandaigua Brands, Inc. Class A             26,800              1,352
  First American Corp.                         94,100              1,347
  Bindly Western Industries, Inc.              50,900              1,346
  Commercial Federal Corp.                     83,900              1,306
- Silicon Valley Group, Inc.                   50,100              1,296
- C-Cube Microsystems Inc.                     65,900              1,293
  Central Parking Corp.                        54,200              1,284
  La-Z-Boy Inc.                                91,140              1,276
  Dain Rauscher Corp.                          19,000              1,254
  Philadelphia Suburban Corp.                  60,800              1,246
- Kent Electronics Corp.                       41,800              1,246
  D. R. Horton, Inc.                           91,800              1,245
  Piedmont Natural Gas, Inc.                   46,800              1,243
- Photronics Labs Inc.                         43,500              1,234
- The Profit Recovery Group
    International, Inc.                        73,700              1,225
  Earthgrains Co.                              63,000              1,225
  Downey Financial Corp.                       41,800              1,212
- IDEXX Laboratories Corp.                     52,700              1,206
  Invacare Corp.                               44,700              1,173
- Ciber, Inc.                                  88,400              1,171
  Community First Bankshares                   71,700              1,170
- Southern Union Co.                           73,505              1,162
- Coventry Health Care Inc.                    87,000              1,160
  Whitney Holdings                             33,600              1,149
  Ruby Tuesday, Inc.                           91,400              1,148
  United Bankshares, Inc.                      62,300              1,133
  Lennox International Inc.                    85,274              1,130
- Primark Corp.                                30,100              1,121
  National Data Corp.                          48,700              1,120
- Toll Brothers, Inc.                          54,100              1,109
  Brady Corp. Class A                          33,700              1,095
  Tredegar Corp.                               56,400              1,072
- Shaw Group, Inc.                             22,700              1,070
  Mutual Risk Management Ltd.                  61,200              1,060
- O'Reilly Automotive, Inc.                    75,800              1,052
  Lilly Industries Inc. Class A                34,500              1,037
  Chittenden Corp.                             42,300              1,034
- CEC Entertainment Inc.                       39,800              1,020
- Delphi Financial Group, Inc.                 29,877              1,014
- Veritas DGC Inc.                             38,400                998
  New Jersey Resources Corp.                   26,200                997
  Florida Rock Industries, Inc.                27,500                980
- Footstar Inc.                                29,200                971
  Energen Corp.                                44,500                971
  USFreightways Corp.                          39,500                970
- SEACOR SMIT Inc.                             25,050                969
  Staten Island Bancorp, Inc.                  54,700                964
- Aztar Corp.                                  61,800                958
- Dura Pharmaceuticals, Inc.                   65,900                947
  Baldor Electric Co.                          50,600                942
- Avant! Corp.                                 49,800                933
  United Illuminating Co.                      21,300                932
  The South Financial Group, Inc.              63,951                927
  Belden, Inc.                                 36,100                925
- ESS Technology, Inc.                         62,500                906
  Texas Industries, Inc.                       31,300                904
- Benchmark Electronics, Inc.                  24,200                885
  Oshkosh Truck Corp.                          24,700                883
- Pacific Sunwear of California                47,000                881
- Tower Automotive, Inc.                       69,800                873
- Southwest Bancorporation of
    Texas, Inc.                                42,000                872
- Simpson Manufacturing Co.                    17,900                856
  CH Energy Group, Inc.                        25,000                848
  Owens & Minor, Inc. Holding Co.              48,800                839
  Northwest Natural Gas Co.                    37,400                837
  Justin Industries, Inc.                      38,200                836
- National Discount Brokers
    Group, Inc.                                26,200                835
  Susquehanna Bancshares, Inc.                 58,300                831
  UGI Corp. Holding Co.                        40,400                828
  Atmos Energy Corp.                           47,000                823
- Anchor Gaming                                17,100                820
  Enhance Financial Services
    Group, Inc.                                56,700                815
  Southwest Gas Corp.                          46,500                814

------------------------------------------------------------------------
                                                                  MARKET
SMALL-CAP VALUE                                                   VALUE*
INDEX FUND                                   SHARES                (000)
------------------------------------------------------------------------
- Paxar Corp.                                  67,800        $       809
  Werner Enterprises, Inc.                     69,867                808
- SpeedFam-IPEC, Inc.                          44,100                802
  Southwest Securities Group, Inc.             21,400                797
  Datascope Corp.                              22,100                796
  Northwestern Corp.                           34,300                793
  Reliance Steel & Aluminum Co.                41,250                789
- Respironics, Inc.                            43,700                787
  JLG Industries, Inc.                         65,900                783
- NVR, Inc.                                    13,700                781
  Casey's General Stores                       74,800                776
- Pharmaceutical Product
    Development, Inc.                          36,900                775
- Kirby Corp.                                  36,400                774
- SPS Technologies, Inc.                       18,800                772
  Milacron Inc.                                53,100                770
  ABM Industries                               33,300                766
- PolyMedica Corp.                             17,700                766
  G & K Services, Inc.                         30,500                764
  Analogic Corp.                               19,100                764
  Cooper Cos., Inc.                            21,000                764
  Fleming Cos., Inc.                           58,300                762
- Pinnacle Entertainment, Inc.                 39,100                760
  Regis Corp.                                  60,500                756
- F.Y.I. Inc.                                  22,300                751
  Kellwood Co.                                 35,500                750
  First Bancorp/Puerto Rico                    40,200                746
- Audiovox Corp.                               33,500                739
- Ionics, Inc.                                 24,100                738
- Volt Information Sciences Inc.               22,400                738
  Selective Insurance Group                    38,700                735
- Allen Telecom Inc.                           41,500                734
  Jefferies Group, Inc.                        36,300                733
- Imperial Bancorp                             46,800                731
  A.O. Smith Corp.                             34,800                729
- Astec Industries, Inc.                       28,500                723
  UniSource Energy Corp.                       48,100                722
  Arch Chemicals, Inc.                         32,900                720
  Michael Foods Group, Inc.                    29,300                718
  MascoTech Inc.                               66,200                716
  Clarcor Inc.                                 36,000                716
  St. Mary Land & Exploration Co.              16,800                707
- American Freightways                         47,900                695
  Fleetwood Enterprises, Inc.                  48,600                693
- MAXIMUS, Inc.                                31,300                693
  Hughes Supply, Inc.                          35,000                691
  Valmont Industries, Inc.                     34,500                686
- US Oncology, Inc.                           135,710                679
- Orbital Sciences Corp.                       55,600                678
  Roadway Express Inc.                         28,800                675
- ShopKo Stores, Inc.                          43,900                675
  Elcor Corp.                                  29,100                669
  Circle International Group, Inc.             26,300                661
- Electroglas, Inc.                            30,700                660
- Stein Mart, Inc.                             64,000                656
  Geon Co.                                     35,400                655
  Diagnostic Products Corp.                    20,400                653
- Performance Food Group Co.                   20,400                653
- Steel Dynamics, Inc.                         71,500                648
- Friede Goldman Halter, Inc.                  72,400                647
- Oceaneering International, Inc.              33,900                644
- Input/Output, Inc.                           75,700                639
  Morgan Keegan, Inc.                          43,200                637
  Wynn's International Inc.                    27,800                631
- Agribrands International, Inc.               15,000                629
  John H. Harland Co.                          42,100                629
- Prime Hospitality Corp.                      66,600                629
  Inter-Tel, Inc.                              39,100                628
- Phoenix Technologies LTD.                    38,500                628
  MAF Bancorp, Inc.                            34,500                627
  AMCOL International Corp.                    38,000                627
- Salton, Inc.                                 16,900                623
  The Toro Co.                                 18,900                623
  Wolverine World Wide, Inc.                   61,800                610
  SLI, Inc.                                    50,300                610
  Rollins Truck Leasing                        86,900                603
- The Dress Barn, Inc.                         27,200                602
  Pioneer Standard Electronics Inc.            40,700                600
  MDC Holdings, Inc.                           31,900                594
- Conmed Corp.                                 22,900                593
  Russ Berrie and Co., Inc.                    30,300                583
  Commercial Metals Co.                        21,100                580
  Caraustar Industries, Inc.                   38,300                579
- CDI Corp.                                    28,400                579
- Symmetricom Inc.                             22,600                571
  Queens County Bancorp, Inc.                  30,900                570
  ChemFirst Inc.                               23,600                569
  Anchor Bancorp Wisconsin Inc.                37,100                568
- Morrison Knudsen Corp.                       78,300                568
- American Italian Pasta Co.                   27,400                567
- Fritz Cos., Inc.                             54,800                565
- Yellow Corp.                                 37,700                556
  Bowne & Co., Inc.                            55,200                555
  Park Electrochemical Corp.                   15,400                555
- QRS Corp.                                    22,600                555
- Nautica Enterprises, Inc.                    51,700                553
  Zenith National Insurance Corp.              25,600                544
- Ralcorp Holdings, Inc.                       44,400                544
  Laclede Gas Co.                              28,000                539
  Riggs National Corp.                         42,400                535
- HA-LO Industries, Inc.                       94,800                533
  The Marcus Corp.                             43,900                532
  Provident Bankshares Corp.                   39,270                530
- Hutchinson Technology, Inc.                  37,100                529
  Foster Wheeler Corp.                         61,000                526
- Quiksilver, Inc.                             33,000                514
  R.L.I. Corp.                                 14,600                507
  GenCorp, Inc.                                62,800                502
  Watsco, Inc.                                 40,150                502
  Regal-Beloit Corp.                           31,400                500
- IHOP Corp.                                   29,600                496
  Watts Industries Class A                     39,200                495
  Applied Industrial Technology, Inc.          30,100                493
- Nuevo Energy Co.                             25,900                489
  AAR Corp.                                    40,100                481
  The Pep Boys
    (Manny, Moe & Jack)                        79,600                478
- MICROS Systems, Inc.                         25,600                475
- Ultratech Stepper, Inc.                      31,400                467
  Cato Corp. Class A                           39,300                457
- Midway Games Inc.                            56,000                452
- Offshore Logistics, Inc.                     31,300                450

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                             SHARES                (000)
------------------------------------------------------------------------
- Midwest Express Holdings, Inc.               20,800        $       447
  Barnes Group, Inc.                           27,400                447
  Arctic Cat, Inc.                             37,200                442
- Avid Technology, Inc.                        36,300                436
- Telxon Corp.                                 24,200                433
  Ryland Group, Inc.                           19,400                429
  Standard Pacific Corp.                       42,700                427
  Winnebago Industries, Inc.                   32,000                418
  Chemed Corp.                                 14,800                417
- JAKKS Pacific, Inc.                          28,100                414
  Universal Forest Products, Inc.              29,900                411
  Fremont General Corp.                       104,000                410
- Ryan's Family Steak Houses, Inc.             48,300                408
  Wabash National Corp.                        34,100                407
  Thomas Industries, Inc.                      22,800                403
- Gardner Denver Inc.                          22,500                402
  E.W. Blanch Holdings, Inc.                   19,800                402
  Trenwick Group Inc.                          27,600                402
- Group 1 Automotive, Inc.                     32,900                395
  The Stride Rite Corp.                        64,300                394
  Deltic Timber Corp.                          18,400                393
  American States Water Co.                    13,200                393
- Pegasus Solutions Inc.                       36,000                392
- Consolidated Products Inc.                   43,430                391
- General Communication, Inc.                  75,300                386
  Phillips-Van Heusen Corp.                    40,600                386
  Chiquita Brands International, Inc.          97,500                384
- Esterline Technologies Corp.                 25,800                384
- Monaco Coach Corp.                           28,100                383
- Applica Inc.                                 33,700                381
  Brush Engineered Materials Inc.              24,300                380
  Thor Industries, Inc.                        18,000                378
  Gerber Scientific, Inc.                      32,800                377
- Theragenics Corp.                            43,900                376
- United Natural Foods, Inc.                   27,100                373
  Robbins & Myers, Inc.                        16,300                372
  Omnova Solutions Inc.                        59,400                371
  Aaron Rents, Inc. Class B                    29,500                371
  Kaman Corp. Class A                          34,600                370
- Intermagnetics General Corp.                 19,424                368
  Lawson Products, Inc.                        14,900                367
- Insurance Auto Auctions, Inc.                17,200                363
  Lindsay Manufacturing Co.                    18,400                361
- PAREXEL International Corp.                  37,200                356
- Standard Microsystem                         23,100                355
  Sturm, Ruger & Co., Inc.                     40,000                355
  Brown Shoe Company, Inc.                     27,200                354
- RTI International Metals                     31,000                353
- AVT Corp.                                    47,100                347
- THQ Inc.                                     28,500                347
  Pope & Talbot, Inc.                          21,700                347
- Champion Enterprises, Inc.                   70,400                343
- Checkpoint Systems, Inc.                     45,000                338
- Ames Department Stores, Inc.                 43,100                334
  Vital Signs, Inc.                            18,400                334
- URS Corp.                                    23,700                332
  New England Business
    Service, Inc.                              20,200                328
- Network Equipment
    Technologies, Inc.                         31,900                321
  Myers Industries, Inc.                       29,620                318
  National Presto Industries, Inc.             10,300                317
  Landry's Seafood Restaurants, Inc.           37,100                315
  Analysts International Corp.                 33,800                315
  Fedders Corp.                                53,200                309
  Quanex Corp.                                 20,700                308
- M.S. Carriers, Inc.                          17,100                301
- Wolverine Tube, Inc.                         17,700                301
  Standex International Corp.                  18,500                294
- StaffMark, Inc.                              43,900                294
- Arkansas Best Corp.                          29,400                292
  Interface, Inc.                              76,200                291
- Seitel, Inc.                                 35,600                289
  SCPIE Holdings Inc.                          14,100                289
- TETRA Technologies, Inc.                     20,200                287
  Schweitzer-Mauduit
    International, Inc.                        22,700                284
  Skyline Corp.                                13,100                282
  Cash America International Inc.              38,000                280
- Billing Concepts Corp.                       63,100                280
  CPI Corp.                                    13,100                277
  Cascade Natural Gas Corp.                    16,400                274
- McWorter Technologies Inc.                   14,000                272
- Goody's Family Clothing                      49,200                271
  Luby's, Inc.                                 33,800                270
- Pediatrix Medical Group, Inc.                23,100                269
  Coachmen Industries, Inc.                    23,300                268
- WetSeal, Inc. Class A                        20,400                268
  Intermet Corp.                               38,400                264
  Tenneco Automotive, Inc.                     50,100                263
- Mesa Air Group Inc.                          47,300                262
  Bangor Hydro-Electric Co.                    11,100                260
- GC Cos.                                      11,600                260
- BE Avionics Inc.                             37,200                256
- ePresence, Inc.                              34,700                252
- Discount Auto Parts Inc.                     25,000                250
- Lydall, Inc.                                 23,500                250
- Griffon Corp.                                44,500                248
  K-Swiss, Inc.                                15,100                241
- Cone Mills Corp.                             38,400                238
- Remington Oil & Gas Corp.                    31,500                236
  Penford Corp.                                10,900                234
- J & J Snack Foods Corp.                      13,100                234
- Laser Vision Centers, Inc.                   37,700                233
- Material Sciences Corp.                      23,100                231
- Department 56 Inc.                           21,000                231
  Southwestern Energy Co.                      36,900                231
  Harmon Industries, Inc.                      17,200                228
- Centigram Communications                      8,900                228
- The Kroll-O'Gara Co.                         33,600                225
  Quaker Chemical Corp.                        12,900                224
  CKE Restaurants Inc.                         74,600                224
- Osteotech, Inc.                              21,200                223
  Bassett Furniture Industries, Inc.           17,600                222
- Flow International Corp.                     22,200                222
- K2 Inc.                                      26,400                219
- Auspex Systems, Inc.                         44,200                218
  Innovex, Inc.                                22,000                215
- Franklin Covey Co.                           30,500                212
  Oxford Industries, Inc.                      11,600                209
  Simpson Industries, Inc.                     26,900                203
- Consolidated Graphics, Inc.                  21,600                203

------------------------------------------------------------------------
                                                                  MARKET
SMALL-CAP VALUE                                                   VALUE*
INDEX FUND                                   SHARES                (000)
------------------------------------------------------------------------
  Mississippi Chemical Corp.                   39,300                187
- Jo-Ann Stores, Inc. Class A                  26,600                186
  Central Vermont Public
    Service Corp.                              16,700                184
- Panera Bread                                 18,100                183
- Itron, Inc.                                  22,136                183
  Thomas Nelson, Inc.                          21,200                182
- Sola International Inc.                      36,900                180
  Birmingham Steel Corp.                       45,800                177
  A.M. Castle & Co.                            21,300                177
- Action Performance Cos., Inc.                24,300                176
  Nature's Sunshine Inc.                       24,900                174
- Building Materials Holding Corp.             19,100                168
  Butler Manufacturing Co.                      9,900                168
- Information Resources, Inc.                  42,610                168
  BMC Industries, Inc.                         40,800                166
- Read Rite Corp.                              74,200                165
- SpaceLabs Medical, Inc.                      14,500                163
  Titan International, Inc.                    30,600                163
- Bombay Co.                                   54,600                160
  Republic Group Inc.                          17,800                160
  Computer Task Group, Inc.                    31,000                157
- Sunrise Medical, Inc.                        32,000                156
- Hologic, Inc.                                23,000                155
- Epicor Software Corp.                        61,600                154
- Exabyte Corp.                                34,000                153
  Standard Motor Products, Inc.                17,600                150
- TBC Corp.                                    31,900                148
  Commonwealth Industries Inc.                 25,100                147
  Apogee Enterprises, Inc.                     41,500                147
- Digi International, Inc.                     22,200                144
- Komag, Inc.                                  82,100                144
  Lillian Vernon Corp.                         13,200                139
- Hanger Orthopedic Group, Inc.                27,600                136
  Dimon Inc.                                   64,100                136
- Coeur D'Alene Mines Corp.                    55,860                136
  Nash-Finch Co.                               16,500                136
- Royal Appliance
    Manufacturing Co.                          22,900                130
- Sierra Health Services                       40,700                130
- A.T. Cross Co. Class A                       26,210                129
  IMCO Recycling, Inc.                         23,300                127
  J. Baker, Inc.                               21,700                126
- Books-a-Million Inc.                         27,100                125
  Oakwood Homes Corp.                          68,200                124
  Guilford Mills, Inc.                         29,000                123
- E. Gottschalk & Co., Inc.                    19,000                120
  Haggar Corp.                                  9,900                116
- WHX Corp.                                    20,900                115
  Hancock Fabrics, Inc.                        26,900                114
  Steel Technologies, Inc.                     15,900                113
- Cyrk International, Inc.                     22,500                113
- Taco Cabana                                  16,900                112
  Amcast Industrial Corp.                      12,700                111
- The Gymboree Corp.                           36,200                109
- Hartmarx Corp.                               41,900                107
  Angelica Corp.                               12,900                103
  Enesco Group, Inc.                           20,900                 99
  Pillowtex Designs                            22,000                 94
- Ashworth, Inc.                               20,600                 92
  Spartan Motors, Inc.                         18,500                 77
- Jan Bell Marketing Inc.                      32,300                 77
- Curative Health Services Inc.                12,400                 75
  Insteel Industries, Inc.                     12,000                 74
  Frozen Food Express
    Industries, Inc.                           24,100                 72
  Nashua Corp.                                  8,400                 69
- The Dixie Group, Inc.                        17,500                 68
  Green Mountain Power Corp.                    8,200                 68
- Lason Holdings, Inc.                         26,900                 67
  Huffy Corp.                                  14,900                 64
- Carmike Cinemas, Inc. Class A                16,100                 62
- Swiss Army Brands, Inc.                      11,200                 57
- Microage, Inc.                               25,000                  7
- Just for Feet, Inc.                          40,150                  1
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $302,492)                                                280,476
-------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.71%, 7/3/2000--Note G                    $  2,123              2,123
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,123)                                                    2,123
-------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $304,615)                                                282,599
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.3%)                         (3,489)
-------------------------------------------------------------------------
NET ASSETS (100%)                                              $ 279,110
=========================================================================
* See Note A in Notes to Financial Statements.

- Non-income-producing security.

-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                            $ 282,599
Receivables for Investment Securities Sold                        44,482
Other Assets--Note B                                                 555
                                                               ----------
  Total Assets                                                   327,636
                                                               ----------
LIABILITIES
Payables for Investment Securities Purchased                      44,914
Other Liabilities--Note G                                          3,612
                                                               ----------
  Total Liabilities                                               48,526
                                                              -----------
-------------------------------------------------------------------------
NET ASSETS                                                     $ 279,110
=========================================================================

                                                                  AMOUNT
                                                                   (000)
-------------------------------------------------------------------------
------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
Paid in Capital                                               $ 292,669
Undistributed Net Investment Income                                 989
Accumulated Net Realized Gains                                    7,468
Unrealized Depreciation--Note F                                 (22,016)
------------------------------------------------------------------------
NET ASSETS                                                    $ 279,110
========================================================================

Investor Shares--Net Assets
Applicable to 26,588,621 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                   $ 229,488
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                             $    8.63
========================================================================

Institutional Shares--Net Assets
Applicable to 5,745,121 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                   $  49,622
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                        $    8.64
========================================================================

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.                        F982 082000